                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR(A)


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08200

                              BRIDGEWAY FUNDS, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)

                           5615 Kirby Drive, Suite 518
                            Houston, Texas 77005-2448
                            -------------------------
               (Address of principal executive offices) (Zip code)

                         John N.R. Montgomery, President
                       Bridgeway Capital Management, Inc.
                           5615 Kirby Drive, Suite 518
                            Houston, Texas 77005-2448
                            -------------------------
                     (Name and address of agent for service)

       Registrant's Telephone Number, including Area Code: (713) 661-3500
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                     Date of reporting period: June 30, 2004
                                               -------------

The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on September 9, 2004, to amend Item 1 "Reports to Stockholders" with respect to the Bridgeway Large Cap Growth Fund, the Bridgeway Large Cap Value Fund, the Bridgeway Small Cap Growth Fund and the Bridgeway Small Cap Value Fund (collectively, the "Funds"), to include the required performance line graph for the Funds for the period October 31, 2003 through June 30, 2004, and a discussion of the factors that materially affected the Funds' performance during the fiscal year ended June 30, 2004, including the relevant market conditions and the investment strategies and techniques used by the Funds' investment adviser. This required information was inadvertently omitted from the prior Form N-CSR filing. This Form N-CSR/A also updates Item 9 "Controls and Procedures" as required. Other than these revisions this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.


ITEM 1 - REPORTS TO STOCKHOLDERS

     The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund had a positive return of 0.45% in the June quarter, lagging the returns of both the S&P 500 Index (up 1.72%) and the Lipper Capital Appreciation Funds Index (up 0.78%). It was a mediocre to poor quarter on both an absolute and a relative basis.

For the fiscal year ended June 30, 2004, the Fund returned 23.76% compared to 19.11% for the S&P 500 Index, our primary market benchmark, and 20.37% for our peer benchmark, the Lipper Capital Appreciation Funds Index. Although the Fund gave us a better showing for the full year, we did significantly under perform the record of small stocks (as represented by the Russell 2000 Index), which had another gangbuster year. I am very pleased that the Fund has now beaten its primary market benchmark for the sixth fiscal year in a row.

The table below presents our June quarter, one-year, and average annual total return for five-year and life-to-date financial results according to the formula required by the SEC. See page 2 for a graph of performance since inception.

                                                    JUNE QTR.         1 YEAR         5 YEAR      LIFE-TO-DATE
                                                     4/1/04           7/1/03         7/1/99         8/5/94
                                                  TO 6/30/04(1)     TO 6/30/04     TO 6/30/04     TO 6/30/04
                                                  -------------     ----------     ----------     ----------
   Aggressive Investors 1 Fund
     Return Before Taxes                              0.45%           23.76%         17.87%         22.33%
     Return After Taxes on Distributions(2)                           23.76%         16.53%         20.86%
     Return After Taxes on Distributions
       and Sale of Fund Shares(2)                                     20.20%         14.90%         19.46%
   S&P 500 Index (large companies)                    1.72%           19.11%         -2.20%         11.58%
   Russell 2000 (small companies)                     0.47%           33.37%          6.63%         10.86%
   Lipper Capital Appreciation Funds                  0.78%           20.37%         -1.72%          9.08%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

     THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS WHILE THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. THE LIPPER CAPITAL APPRECIATION FUNDS INDEX REFLECTS THE AGGREGATE RECORD OF MORE AGGRESSIVE DOMESTIC GROWTH MUTUAL FUNDS, AS REPORTED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE. THEREFORE THE PERFORMANCE DATA QUOTED ABOVE FOR THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, AND THE LIPPER CAPITAL APPRECIATION FUNDS DO NOT REFLECT ANY DEDUCTIONS FOR TAXES.

     (1) PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS.

According to data from Lipper, Inc. at the end of June, the Aggressive Investors 1 Fund ranked 112th of 397 capital appreciation funds for the last twelve months, 2nd of 247 over the last five years and 1st of 79 since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

TWO FUNDS CELEBRATE TEN YEARS

OK, the performance numbers I'm MOST proud of are for the longest time period: ten years. As highlighted in more detail below, Bridgeway Aggressive Investors 1 Fund celebrated its 10th anniversary in early August, after the close of the fiscal year. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. The domestic equity fund that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds.

[CHART]

      GROWTH OF $10,000 INVESTED IN AGGRESSIVE INVESTORS 1 FUND AND INDEXES
                       FROM 8/5/94 (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                       8/5/1994    9/30/1994    12/30/1994    3/31/1995    6/30/1995   9/30/1995   12/28/1995
                                                                      8.8%                                              27.1%
                                       8/5/1994    9/30/1994    12/30/1994    3/30/1995    6/30/1995   9/30/1995   12/30/1995
AGGRESSIVE INVESTORS 1 PORTFOLIO      10,000.00    10,520.41     10,876.83    10,891.13    11,952.68   12,963.19    13,824.14
S&P 500 (LARGE STOCKS)                10,000.00    10,172.26     10,170.04    11,157.11    12,218.77   13,186.90    13,978.37
RUSSELL 2000 (SMALL GROWTH STOCKS)    10,000.00    10,514.54     10,320.20    10,796.56    11,808.72   12,974.99    13,256.21
LIPPER CAPITAL APPRECIATION FUNDS     10,000.00    10,453.49     10,304.59    11,023.26    12,054.65   13,242.75    13,560.28
                                                        5.2%          3.4%         0.1%         9.7%        8.5%         6.6%
                                                        1.7%          0.0%         9.7%         9.5%        7.9%         6.0%
                                                        3.5%          3.4%        -9.6%         0.2%        0.5%         0.6%

                                      3/29/1996    6/28/1996    9/30/1996   12/31/1996    3/31/1997    6/30/1997    9/30/1997

                                      3/30/1996    6/30/1996    9/30/1996   12/30/1996    3/30/1997    6/30/1997    9/30/1997
AGGRESSIVE INVESTORS 1 PORTFOLIO      15,396.70    17,123.43    17,894.29    18,275.29    17,105.76    20,537.85    24,188.53
S&P 500 (LARGE STOCKS)                14,727.73    15,387.14    15,859.08    17,179.30    17,642.95    20,716.54    22,266.41
RUSSELL 2000 (SMALL GROWTH STOCKS)    13,932.62    14,629.61    14,679.11    15,442.75    14,644.25    17,018.15    19,550.96
LIPPER CAPITAL APPRECIATION FUNDS     14,307.39    14,937.89    15,300.36    15,588.41    14,883.66    17,172.05    19,155.19
                                          11.4%        11.2%         4.5%         2.1%        -6.4%        20.1%        17.8%
                                           5.4%         4.5%         3.1%         8.3%         2.7%        17.4%         7.5%
                                           6.0%         6.7%         1.4%        -6.2%        -9.1%         2.6%        10.3%

                                     12/31/1997   3/31/1998   6/30/1998   9/30/1998   12/30/1998   3/31/1999   6/30/1999

                                     12/31/1997   3/31/1998   6/30/1998   9/30/1998   12/31/1998   3/31/1999   6/30/1999
AGGRESSIVE INVESTORS 1 PORTFOLIO      21,613.52   24,979.08   24,251.07   18,606.01    25,781.56   28,118.56   32,345.03
S&P 500 (LARGE STOCKS)                22,903.43   26,091.41   26,950.33   24,274.54    29,435.48   30,900.19   33,074.64
RUSSELL 2000 (SMALL GROWTH STOCKS)    18,896.27   20,796.90   19,827.38   15,833.03    18,415.22   17,416.32   20,124.83
LIPPER CAPITAL APPRECIATION FUNDS     18,700.91   21,091.67   21,448.10   18,370.11    22,438.07   23,516.02   25,797.83
                                         -10.6%       15.6%       -2.9%      -23.3%        38.6%        9.1%       15.0%
                                           2.9%       13.9%        3.3%       -9.9%        21.3%        5.0%        7.0%
                                         -13.5%        1.7%       -6.2%      -13.3%        17.3%        4.1%        8.0%

                                     9/30/1999   12/31/1999   3/31/2000   6/30/2000   9/29/2000   12/29/2000    3/30/2001

                                     9/30/1999   12/31/1999   3/31/2000   6/30/2000   9/29/2000   12/29/2000    3/30/2001
AGGRESSIVE INVESTORS 1 PORTFOLIO     33,588.14    56,878.10   64,095.13   68,920.56   76,644.05     64,602.42    56,339.14
S&P 500 (LARGE STOCKS)               31,013.29    35,627.82   36,444.91   35,476.75   35,132.82     32,383.85    28,544.58
RUSSELL 2000 (SMALL GROWTH STOCKS)   18,852.37    22,329.67   23,911.47   23,007.68   23,262.04     21,655.08    20,246.35
LIPPER CAPITAL APPRECIATION FUNDS    24,773.52    31,227.16   34,037.75   30,745.67   31,254.96     27,189.90    23,311.09
                                          3.8%        69.3%       12.7%        7.5%       11.2%        -15.7%       -12.8%
                                         -6.2%        14.9%        2.3%       -2.7%       -1.0%         -7.8%       -11.9%
                                         10.1%        54.5%       10.4%       10.2%       12.2%         -7.9%        -0.9%

                                     6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002   12/31/2002

                                     6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002   12/31/2002
AGGRESSIVE INVESTORS 1 PORTFOLIO     62,443.54   49,281.86    57,366.47   57,485.58   54,358.94   46,676.33    47,033.66
S&P 500 (LARGE STOCKS)               30,215.17   25,780.88    28,535.88   28,614.47   24,780.87   20,499.36    22,229.13
RUSSELL 2000 (SMALL GROWTH STOCKS)   23,139.15   18,328.68    22,193.40   23,077.53   21,150.03   16,623.87    17,647.47
LIPPER CAPITAL APPRECIATION FUNDS    25,171.22   19,846.98    22,862.07   22,658.42   19,410.40   16,362.64    17,378.95
                                         10.8%      -21.1%        16.4%        0.2%       -5.4%      -14.1%         0.8%
                                          5.9%      -14.7%        10.7%        0.3%      -13.4%      -17.3%         8.4%
                                          5.0%       -6.4%         5.7%       -0.1%        8.0%        3.1%        -7.7%

                                     3/31/2003   6/30/2003    9/30/2003   12/31/2003   3/31/2004   6/30/2004

                                     3/31/2003   6/30/2003    9/30/2003   12/31/2003   3/31/2004   6/30/2004
AGGRESSIVE INVESTORS 1 PORTFOLIO     46,333.88   59,465.79    65,004.41    72,419.03   73,267.69   73,595.24
S&P 500 (LARGE STOCKS)               21,529.05   24,843.02    25,500.51    28,605.56   29,089.76   29,590.57
RUSSELL 2000 (SMALL GROWTH STOCKS)   16,854.79   20,802.96    22,691.37    25,986.56   27,613.52   27,743.95
LIPPER CAPITAL APPRECIATION FUNDS    17,020.43   19,647.50    20,511.36    22,792.61   23,466.03   23,650.22
                                         -1.5%       28.3%         9.3%        11.4%        1.2%        0.4%
                                         -3.1%       15.4%         2.6%        12.2%        1.7%        1.7%
                                          1.7%       12.9%         6.7%        -0.8%       -0.5%       -1.3%

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Bridgeway Aggressive Investors 1 Fund                                $    73,595

S&P 500 Index                                                        $    29,590

Russell 2000 Index                                                   $    27,744

Lipper Capital Appreciation Funds                                    $    23,650

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT WORKED WELL

TRANSLATION: Our Fund had reasonable representation in two of the better-performing sectors, Technology and Energy.

This quarter turned out a few large gainers. Some of our Technology and Communications stocks showed up among our better performers; interestingly, other ones in the same sectors showed up among our poorest performers. Though not on the short list below, two of our top eight performers were from the Energy sector, one of the quarter's best-performing sectors. Otherwise, there were no clear trends here. Four stocks gained more than 30% in the June quarter:

          RANK    DESCRIPTION                  INDUSTRY              % GAIN
          ----    -----------                  --------              ------
           1      Research In Motion Ltd.      Computers              46.7%
           2      Gen-Probe Inc.               Healthcare-Products    41.9%
           3      eResearch Technology Inc.    Internet               39.8%
           4      Digital River Inc.           Internet               38.9%

The top gainer this quarter was Research in Motion, a company we wrote about last quarter. Research in Motion makes the VERY popular BlackBerry(TM) wireless handheld communications device. (I bought one just recently because my brother-in-law said it made the biggest improvement in his personal productivity of any technology he has tried; that's not why I bought the stock, however; it was a model "pick.") Let me share a story with you. I came across an interesting article last summer (before we invested in the company) in a well-known financial publication. The author wrote about competitive challenges that might doom Research in Motion to the scrapheap of "first mover companies that couldn't adapt" [our words]. The article mentioned the views of a number of Wall Street analysts who thought the company was overvalued and that the market wasn't properly looking ahead to future competition that was going to materialize early in 2004. This is hardly the language that instills confidence in "pulling the trigger" to buy a stock. Nevertheless, we purchased the stock early in the first quarter of 2004, the exact timing when additional competition was supposed to show up.

Fortunately, the discipline of our quantitative investing process steers us clear of Wall Street advice and takes emotion "out of the equation." At one level, I'm just like the majority of investors; I can get excited about some stocks and distasteful of others. However, our modeling process helps me ignore these reactions. Our position in Research in Motion appreciated 46.7% this quarter. It was our second largest holding at the beginning of the quarter and added nearly two and a half percent to our quarterly return.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: A couple of stocks had large percentage declines this quarter.

Two stocks declined more than 30% in the June quarter:

          RANK    DESCRIPTION                   INDUSTRY             % LOSS
          ----    -----------                   --------             ------
           1      Omnivision Technologies Inc   Semiconductors       -41.6%
           2      Nortel Networks Corp          Telecommunications   -36.6%

The worst performer in both percentage terms and in dollar losses over the past quarter was Omnivision Technologies, Inc., a California based semiconductor imaging device maker. Omnivision has a worldwide client base centered in China and Taiwan. The company's stock price tumbled in June when management announced that it might have to restate the company's financial results for fiscal year 2004 and delayed the release of the company's fourth quarter earnings report. Even though management said that the possible restatement could RAISE revenues and earnings, investors didn't like being surprised and pushed the stock lower by 37.3% over the next three days. Our position was down 41.6% for the quarter. Ouch. (See page 4 for a note about Nortel.)

Another stock that didn't do well for us this quarter was Career Education Corporation, which just missed the worst performers list with a loss of 29.3%. Career Education was our second largest DOLLAR decliner for the quarter. Career Education, a private for-profit provider of post-secondary education, suffered a double whammy in June. First, in mid-June, the stock declined 16.1% the day after news came out of an amended class action lawsuit against the company concerning alleged falsified records to meet enrollment targets at one or more schools. The amended complaint also included charges of financial statement manipulation. Second, a couple of days later company management announced that it received a formal order of investigation from the Securities and Exchange Commission (SEC), seen as a "step up" in the level of potential seriousness. The stock dropped again, this time almost 25% the very next day. It is interesting to note the gain from our best single holding above offset the substantial negative "hit" incurred by the combination of Omnivision and Career Education.

DETAILED EXPLANATION OF FISCAL YEAR PERFORMANCE--WHAT WORKED WELL

TRANSLATION: It was a strong fiscal year overall. Our best performers represented Healthcare, Energy, and Communications.

Sixteen stocks gained more than 30% in the Fiscal Year ending June 30, 2004, with strong representation in the Energy and Communications sectors. Less than ten percent of our Fund is invested in foreign stocks, but four of them appeared on our list of best stocks over the last year. Here are best performers:

          RANK    DESCRIPTION                         INDUSTRY                         % GAIN
          ----    -----------                         --------                         ------
            1     Eon Labs Inc                        Pharmaceuticals                  127.7%
            2     Gen-Probe Inc                       Healthcare-Products              101.4%
            3     XTO Energy Inc                      Oil & Gas                         85.9%
            4     Sina Corp                           Internet                          74.2%
            5     Digital River Inc                   Internet                          70.4%
                  FleetBoston Financial Corp
            6     America Corp (takeover)             Banks                             54.0%
            7     Research In Motion Ltd              Computers                         49.4%
            8     Petroleo Brasileiro                 Oil & Gas                         48.2%
            9     Chesapeake Energy Corp              Oil & Gas                         45.7%
           10     Ford Motor Co                       Auto Manufacturers                42.4%
           11     Pacific Sunwear Of California       Retail                            41.4%
           12     Vimpel-Communications               Telecommunications                38.9%
           13     Kirby Corp                          Transportation                    37.9%
           14     E*TRADE Group Inc                   Diversified Financial Services    35.5%
           15     Mid Atlantic Medical Services/
                  UnitedHealth Group Inc (takeover)   Healthcare-Services               32.2%
           16     Coach Inc                           Apparel                           31.5%

The top gainer for the year (up 127.7%) was Eon Labs, Inc. This generic drug manufacturer has enjoyed six straight quarters of higher revenues and earnings, which have helped the stock move steadily upward over the past year. We originally bought stock in the company over a year ago and recently added to that position.

Another big gainer for the fiscal year was Bank of America Corporation. Well, actually for us it was FleetBoston Financial Corp., which was taken over by Bank of America in April. When the merger deal between these two large banks was announced last October, FleetBoston's stock price jumped by 23%, while Bank of America's declined by 10%. Wall Street analysts and prognosticators spoke both the merits and risks of the deal, and some worried that the premium Bank of America was offering was too high. Since that time in October, the stock prices of both FleetBoston and Bank of America have risen, and Bank of America's stock price regained all that it lost. Our position in Bank of America (including the legacy position in FleetBoston) rose 54.0% in the year ended June 30, 2004.

I couldn't finish this section without telling you that our top gainer over the past QUARTER, Research in Motion, was also the top dollar gainer for the fiscal year (it shows up at number seven on the top percentage gainers for the year). From our Top Ten Holdings list below, Research in Motion was our second largest holding as of June 30, 2004 at 8.3% of net assets.

DETAILED EXPLANATION OF FISCAL YEAR PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Deja vu... Ouch. Bad timing with Nortel. Five stocks declined more than 30% in the Fiscal Year ending June 30, 2004:

          RANK    DESCRIPTION                   INDUSTRY              % LOSS
          ----    -----------                   --------              ------
           1      Nortel Networks Corp          Telecommunications    -52.5%
           2      Exult Inc                     Commercial Services   -47.5%
           3      E-Loan Inc                    Internet              -38.3%
           4      Boston Communications Group   Telecommunications    -34.2%
           5      Airtran Holdings Inc          Airlines              -32.3%

Last quarter I discussed Nortel Networks, a Canadian telecommunications manufacturing company. For the past few years, Nortel has suffered from a prolonged downturn in corporate IT spending. Investors had moved back into the stock on expectations of a turnaround. As I mentioned last quarter, we bought the stock on a favorable indication from one of our models, and subsequently the company announced that it might have to restate 2003 financial results. Last year (2003) was the first profitable year for Nortel since 2000. In mid-March the company announced that its CFO and Controller were put on paid administrative leave. That news hurt, driving the stock down 18.5% in one day. An early April announcement that the SEC was formally investigating the company also shook investors. The final straw came at the end of April when the company announced that it had fired its CEO and two other top executives, was restating its fiscal year 2003 financial results, and was delaying the report of results for the first three months of 2004. The stock plummeted 28.1% in one day. We sold our position in Nortel for a 52.5% loss.

E-Loan Inc. is a web-based lending company offering consumer loans and debt management services. The company had previously benefited from the housing boom but then suffered on fears that the boom couldn't continue amid the threat of increasing interest rates. We sold our position for a 38.3% loss last fall after management issued comments warning of lower than expected earnings for the December 2003 quarter.

TOP TEN HOLDINGS

At quarter end, Communications comprised our largest sector representation with 25.1% of net assets, followed by Consumer, Non-Cyclical stocks at 24.5% and Technology at 12.8%.

Our top ten holdings now represent 49.6% of total net assets, indicating continued strong concentration in our largest positions.

                                                                               PERCENT OF
          RANK    DESCRIPTION                 INDUSTRY                         NET ASSETS
          ----    -----------                 --------                         ----------
          1       Nextel Communications Inc   Telecommunications                 10.6%
          2       Research In Motion Ltd      Computers                           8.3%
          3       Agilent Technologies Inc    Electronics                         4.5%
          4       ImClone Systems Inc         Pharmaceuticals                     4.4%
          5       Western Wireless Corp       Telecommunications                  4.1%
          6       E*TRADE Group Inc           Diversified Financial Services      4.1%
          7       Tyson Foods Inc             Food                                4.0%
          8       Eon Labs Inc                Pharmaceuticals                     3.9%
          9       Eastman Chemical Co         Chemicals                           3.1%
          10      Digital River Inc           Internet                            2.6%
                                                                                 ----
                                                                                 49.6%

TAX EFFICIENCY

TRANSLATION: While the very active management of this fund makes tax efficiency more difficult, we still work at it. Based on data from Morningstar, our fund ranks 36th in tax efficiency among the top 100 domestic equity funds over the last five years ended June 30, 2004.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds. On an absolute basis, the tax efficiency of Bridgeway Aggressive Investors 1 has been strong; a hypothetical investor since inception has kept 88.7% of his or her total return after paying taxes on distributions at the maximum rate, assuming no shares were sold. Among the top 100 performing domestic equity funds over the last one and five years, our Fund ranks 36th in tax efficiency (the percentage of return that a shareholder at the highest tax bracket gets to keep after taxes on distributions only). I'd like to see this fund rank even higher.

FUND CLOSING CRITERIA

Aggressive Investors I closed to new shareholders when net assets reached $275 million in November 2001 so that it would remain nimble in the marketplace. The Fund's Adviser, Bridgeway Capital Management, and the Fund Board of Directors have clarified circumstances under which this Fund accepts new investments. The exact language of the policy can be viewed in entirety in the Statement of Additional Information on our website www.bridgeway.com or by having a copy mailed upon calling 800-661-3550. The provisions of the "soft close" are listed below. For Aggressive Investors 1, we expect that increased investment from these changes will partially offset the normal decline in shares outstanding that occur from shareholder redemptions. The total shares outstanding (adjusted for dividend distributions) declined 7% from the Fund's closing, through June 30, 2004.

- Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
- Shareholders may add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.
- Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.
- Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
- Custodians named for minors (children under 18) on existing accounts may open new accounts.
- Financial advisers with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.
- Directors of the Funds, employees and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

          Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

LOWER SHORT-TERM RISK--DON'T BELIEVE IT

TRANSLATION: While some recent statistical measures of risk would indicate this Fund is less risky than our peer group and about equal to the market over shorter periods, don't believe it. "Aggressive" is in the name of this Fund for a reason.

One measure of risk is "beta," or the degree to which a fund historically has gone up or down more or less than the market in tandem with the market. Thus, a beta of 1.2 means that, all else being the same, a fund appreciates 20% more than the market in an upturn but falls 20% more in a downturn. While it is one helpful indicator of risk, it has some notable disadvantages, especially with respect to our fund. The trailing three-year beta based on monthly returns is
1.00 according to Morningstar, meaning the market related risk of this fund has been about the same with the market, and about 7% less than the average aggressive growth fund in Morningstar's database. While it IS part of our investment objective to "seek . . . a level of total risk roughly equal to that of the market over longer periods of time (three years or more)," the beta based on monthly returns could be misleading for two major reasons: a) it focuses on a relatively short time period, while our objective relates to longer time periods, and b) our Fund has some exposure to small stocks, which have done significantly better than large stocks over the last few years, giving us an advantage over the S&P 500 Index for this short time period. However, this recent small-company advantage is counter to the long-term historical trend. The addition of small stocks has increased market risk in most normal market environments, and I expect this to be the normal trend again in the future. The bottom line is: the word "aggressive" is in the Fund name for a reason. While we seek to lessen risk over longer periods, there will likely be many periods of months, quarters, or even years, where our Fund will decline more than the market in a downturn. If you want an example of what can happen, consider the third quarter of 1998 when the S&P 500 declined 9.9% but the Fund declined 23.3%. (Of course, we've had some great relative quarters on the upside too.)

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND AND THE INVESTMENT ADVISER?

The Aggressive Investors 1 Fund has beaten its primary market benchmark over the last one, three, and five years, and since inception. For the period ended August 12th, the Fund ranks #1 out of 79 in its peer group and #3 out of 1,140 domestic equity funds since inception. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other operating expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a percentage of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS AGGRESSIVE INVESTORS 1 FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. Aggressive Investors 1 ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds since inception in August, 1994. While its total management fee of 1.25% as of March 31, 2004 (base fee plus performance fee) exceeds the average for aggressive growth funds of 0.80%, the overall expense ratio of 1.43% is lower than the 1.73% for industry peers. Other expenses declined from 0.30% in FY2003 to 0.18% as of March 31, 2004. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

INTEGRITY MEANS BEING ON TIME

We believe that being on time is a reflection of one's integrity. Occasionally, no amount of planning, preparation and precaution will prevent circumstances from arising that cause lateness. Over the last twelve months, our reports to you have been late, a situation that is unacceptable to us, and we offer our deepest apologies. And I want you to know that our staff is rededicated to restoring our integrity in getting reports to you on time. No excuses, no reasons, just timely delivery.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN THE SMALL COMPANIES WITHIN THIS MULTI-CAP FUND GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

     INDUSTRY   COMPANY                                           SHARES            VALUE
     --------   -------                                           ------            -----
Common Stock - 98.4%
     Apparel - 1.4%
                Coach Inc *                                      110,000   $    4,970,900

     Auto Manufacturers - 3.3%
                Ford Motor Co                                    388,100        6,073,765
                General Motors Corp                              121,600        5,665,344
                                                                           --------------
                                                                               11,739,109

     Banks - 1.3%
                Bank of America Corp                              53,197        4,501,530

     Biotechnology - 1.9%
                Biogen Idec Inc *                                 58,700        3,712,775
                Genentech Inc *                                   55,400        3,113,480
                                                                           --------------
                                                                                6,826,255

     Chemicals - 3.1%
                Eastman Chemical Co                              236,000       10,910,280

     Commercial Services - 3.3%
                Career Education Corp *                          160,000        7,289,600
                Gevity HR Inc                                    160,800        4,211,352
                                                                           --------------
                                                                               11,500,952

     Computers - 8.3%
                Research In Motion Ltd *                         428,000       29,292,320

     Diversified Financial Services - 5.8%
                E*TRADE Group Inc *                            1,304,900       14,549,635
                JP Morgan Chase & Co                               4,500          174,465
                Knight Trading Group Inc *                       567,758        5,688,935
                                                                           --------------
                                                                               20,413,035

     Distribution / Wholesale - 0.0%
                SED International Holdings Inc *                       2                0

     Electric - 2.6%
                Duke Energy Corp                                 104,400        2,118,276
                Texas Utilities Corp                             174,800        7,081,148
                                                                           --------------
                                                                                9,199,424

     Electronics - 5.3%
                AU Optronics Corp - ADR                          178,900        2,923,226
                Agilent Technologies Inc *                       546,000       15,986,880
                                                                           --------------
                                                                               18,910,106

     Food - 4.0%
                Tyson Foods Inc                                  670,000       14,036,500

     Healthcare - Products - 3.9%
                Gen-Probe Inc *                                  111,300        5,266,716
                Zimmer Holdings Inc *                             94,700        8,352,540
                                                                           --------------
                                                                               13,619,256

     Healthcare - Services - 0.2%
                UnitedHealth Group Inc                            13,612          847,347

     Insurance - 0.5%
                Safeco Corp                                       39,500        1,738,000

     Internet - 7.2%
                Digital River Inc *                              286,200        9,338,706
                eBay Inc *                                        70,000        6,436,500
                eResearch Technology Inc *                       138,500        3,878,000
                Sina Corp *                                      181,600        5,990,984
                                                                           --------------
                                                                               25,644,190

     Mining - 2.2%
                Century Aluminum Co *                            171,300   $    4,246,527
                Phelps Dodge Corp *                               44,600        3,456,946
                                                                           --------------
                                                                                7,703,473

     Oil & Gas - 7.4%
                Chesapeake Energy Corp                           306,000        4,504,320
                Occidental Petroleum Corp                         71,700        3,470,997
                Patina Oil & Gas Corp                            272,900        8,151,523
                Tesoro Pertoleum Corp *                          193,000        5,326,800
                Valero Energy Corp *                                   1                0
                XTO Energy Inc                                   155,832        4,642,235
                                                                           --------------
                                                                               26,095,875

     Pharmaceuticals - 11.2%
                Bristol-Myers Squibb Co                          140,000        3,430,000
                Eon Labs Inc *                                   333,800       13,662,434
                Imclone Systems Inc *                            180,590       15,492,816
                Kos Pharmaceuticals Inc *                        216,100        7,124,817
                                                                           --------------
                                                                               39,710,067

     Retail - 3.2%
                Charming Shoppes Inc *                           395,000        3,527,350
                Pacific Sunwear Of California *                   31,040          607,453
                Urban Outfitters Inc *                           119,000        7,248,290
                                                                           --------------
                                                                               11,383,093

     Semiconductors - 2.0%
                Omnivision Technologies Inc *                    449,480        7,169,206

     Software - 2.5%
                Autodesk Inc                                      34,500        1,476,945
                Red Hat Inc *                                    316,900        7,279,193
                                                                           --------------
                                                                                8,756,138

     Telecommunications - 17.8%
                America Movil SA de CV                            98,000        3,564,260
                Lucent Technologies Inc *                        980,000        3,704,400
                Nextel Communications Inc *                    1,405,200       37,462,632
                SBC Communications Inc                           158,500        3,843,625
                Western Wireless Corp *                          504,000       14,570,640
                                                                           --------------
                                                                               63,145,557

     Transportation - 0.0%
                Kirby Corp *                                          10              390
                                                                           --------------

     Total Common Stock (Identified Cost $276,332,257)                     $  348,113,003


     Purchased Call Options - 0.1%
                Marvell Technology August 23.75  *                   400          134,000
                Marvell Technology November 23.75  *                 500          215,000
                                                                           --------------
     Total Options (Identified Cost $176,480)                                     349,000

     INDUSTRY   COMPANY                                           SHARES            VALUE
     --------   -------                                           ------            -----
Short-term Investments - 2.0%
     Money Market Funds - 2.0%
                Firstar U S Treasury Money Market
                  Fund Institutional (Identified Cost
                  $6,985,840)                                  6,985,840        6,985,840
                                                                           --------------

Total Short-term Investments (Identified Cost $6,985,840)                  $    6,985,840
                                                                           --------------

Total Investments - 100.4% (Identified Cost $283,494,577)**                $  355,447,843

Other Assets and Liabilities, net - (0.4%)                                     (1,763,662)
                                                                           --------------

Total Net Assets - 100.0%                                                  $  353,684,181
                                                                           ==============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See note 6 for tax cost figures.

ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
      Investments at value (cost - $283,494,577)                $   355,447,843
      Receivable for fund shares sold                                   261,084
      Receivable for portfolio securities sold                          150,203
      Receivable for interest                                             6,198
      Receivable for dividends                                          195,717
      Prepaid expenses                                                    9,569
-------------------------------------------------------------------------------
            Total assets                                            356,070,614
-------------------------------------------------------------------------------

LIABILITIES:
      Payable for fund shares redeemed                                  188,474
      Payable for portfolio securities purchased                      1,477,918
      Payable for management fee                                        619,689
      Accrued expenses                                                  100,352
-------------------------------------------------------------------------------
            Total liabilities                                         2,386,433
-------------------------------------------------------------------------------
      NET ASSETS (7,155,924 SHARES OUTSTANDING)                 $   353,684,181
===============================================================================
      Net asset value, offering and redemption price per
        share ($353,684,181 / 7,155,924)                        $         49.43
===============================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                           $   304,084,161
      Undistributed net investment loss                                       0
      Undistributed net realized loss                               (22,353,246)
      Net unrealized appreciation of investments                     71,953,266
-------------------------------------------------------------------------------
      NET ASSETS                                                $   353,684,181
===============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
      Dividends                                                 $     1,668,820
      Securities lending                                                 68,993
-------------------------------------------------------------------------------
            Total income                                              1,737,813

EXPENSES:
      Management fees                                                 5,237,599
      Accounting fees:
           Bridgeway Capital Management, Inc.                           358,499
           ALPS Mutual Funds Services, Inc.                              18,056
      Transfer agent fees
           Bridgeway Capital Management, Inc.                           201,655
           Citigroup Fund Services, Inc.                                 50,868
      Audit fees                                                         32,396
      Custody                                                            39,963
      Insurance                                                          21,165
      Legal                                                              23,242
      Registration fees                                                  14,732
      Directors' fees                                                    21,850
      Miscellaneous                                                      10,108
-------------------------------------------------------------------------------
           Total expenses                                             6,030,133

NET INVESTMENT LOSS                                                  (4,292,320)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                               56,699,765
      Net realized loss on options                                     (129,169)
      Net change in unrealized appreciation                          15,092,323
-------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments         71,662,919
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    67,370,599
===============================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED         YEAR ENDED
                                                                    JUNE 30, 2004      JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
      Net investment loss                                          $    (4,292,320)   $    (1,894,792)
      Net realized loss on investments                                  56,699,765        (18,511,737)
      Net realized loss on options                                        (129,169)          (426,032)
      Net change in unrealized appreciation                             15,092,323         40,337,180
-----------------------------------------------------------------------------------------------------
          Net increase (decrease) resulting from operations             67,370,599         19,504,619
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                      65,313,080         37,797,341
      Reinvestment of dividends                                                  0                  0
      Cost of shares redeemed                                          (60,374,899)       (52,802,170)
-----------------------------------------------------------------------------------------------------
          Net increase (decrease) from Fund share transactions           4,938,181        (15,004,829)
-----------------------------------------------------------------------------------------------------
          Net increase in net assets                                    72,308,780          4,499,790
NET ASSETS:
      Beginning of period                                              281,375,401        276,875,611
-----------------------------------------------------------------------------------------------------
      End of period *                                              $   353,684,181    $   281,375,401
=====================================================================================================

Number of Fund shares:
      Sold                                                               1,401,613          1,103,713
      Issued on dividends reinvested                                             0                  0
      Redeemed                                                          (1,291,117)        (1,642,863)
-----------------------------------------------------------------------------------------------------
          Net increase                                                     110,496           (539,150)
      Outstanding at beginning of period                                 7,045,428          7,584,578
-----------------------------------------------------------------------------------------------------
      Outstanding at end of period                                       7,155,924          7,045,428
=====================================================================================================

* Including undistributed net investment income (loss) of $0 for 2004 and $0 for 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 1 FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                    YEAR ENDED
                                              ------------------------------------------------------------------------------------
                                              JUNE 30, 2004     JUNE 30, 2003     JUNE 30, 2002     JUNE 30, 2001    JUNE 30, 2000
PER SHARE DATA
      Net asset value,
          beginning of period                 $       39.94     $       36.51     $       41.94     $       48.99    $       26.02
----------------------------------------------------------------------------------------------------------------------------------

      Income (loss) from
          investment operations:
              Net investment loss*                    (0.58)            (0.27)            (0.34)            (0.42)           (0.60)
              Net realized and
                  unrealized gain (loss)              10.07              3.70             (5.09)            (4.21)           27.86
----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                 9.49              3.43             (5.43)            (4.63)           27.26
----------------------------------------------------------------------------------------------------------------------------------

      Less distributions to shareholders:
          Net investment income                           0              0.00              0.00              0.00             0.00
          Net realized gains                              0              0.00              0.00             (2.42)           (4.29)
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                 0              0.00              0.00             (2.42)           (4.29)
----------------------------------------------------------------------------------------------------------------------------------

      Net asset value, end of period          $       49.43     $       39.94     $       36.51     $       41.94    $       48.99
==================================================================================================================================

TOTAL RETURN                                          23.76%             9.40%           (12.95%)           (9.40%)         113.08%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period ('000's)      $     353,684     $     281,375     $     276,876     $     257,396    $      44,902
      Ratios to average net assets:
          Expenses after waivers
              and reimbursements                       1.74%             1.90%             1.81%             1.80%            2.00%
          Expenses before waivers
              and reimbursements                       1.74%             1.90%             1.81%             1.80%            2.01%
          Net investment loss after waivers
              and reimbursements                      (1.24%)           (0.81%)           (0.89%)           (0.95%)          (1.52%)

      Portfolio turnover rate                         150.7%            138.0%            154.0%            109.6%           156.9%

* Based on average daily shares outstanding.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Aggressive Investors 1 Fund (the "Fund").

     SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     12b-1 PLAN

     Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004, there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, the Fund held $349,000 in purchased call options.

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

     The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

     The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

     On March 23, 2004, the Adviser was notified by the Securities and Exchange Commission of an investigation into Bridgeway's method for calculating performance fees. From inception of the Fund through March 22, 2004, the Performance Adjustment did not comply with Rule 205-2 under the Investment Advisers Act of 1940, which requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously. Applying the previous methodology to the entirety of Fiscal Year 2004 would give an expense ratio of 1.82% of average daily net assets. Applying the revised methodology to the entirety of Fiscal Year 2004 would give an expense ratio of 1.48% of average daily net assets with the difference being attributed to the Performance Adjustment methodology. While the outcome of the investigation is not final, the revised methodology has been applied since March 23, 2004, and the Adviser has committed to the Fund to pay previous and current shareholders any overcharged amounts plus interest. As a result, the Adviser believes there will not be any impact to the Fund.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agency fees expense categories of the financial statements. For the year ended June 30, 2004, the Adviser earned $5,237,599 for adviser fees, $358,499 for accounting fees and $201,655 for transfer agency fees.

     The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 2.00%.

     From time to time, the Adviser may make short-term investments in the Fund in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                   FISCAL YEAR   FISCAL YEAR
                                                      2003          2004
        Purchases                                  $   296,472   $   773,412
        Redemptions                                    206,272       755,768
        Net Realized Gain/(Loss) on Redemptions         (3,382)      102,842

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to Aggressive Investors 1 Fund is disclosed in the Statement of Operations.

5.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $557,577,008 and $504,935,841, respectively, for the year ended June 30, 2004.

6.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

     The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

          Aggregate unrealized gain                       $  82,688,316
          Aggregate unrealized loss                         (10,882,106)
          Net gain (loss)                                    71,806,210

          Cost of investments                               283,641,633
          Capital loss carryover:
               Expiring 2010                                  6,321,216
               Expiring 2011                                 15,884,934
          Post October 31, 2003 Capital Loss Deferral                 0
          Capital loss utilized                              38,202,155

     The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the components of net assets.

          Components of net assets
               Undistributed Ordinary income              $           0
               Accumulated Capital gains (losses)           (22,206,150)

     Distributions to shareholders are recorded on ex-date; however, there were no distributions in Fiscal Year 2004. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and wash sales. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $4,292,320 were reclassified to paid-in capital for the year ended June 30, 2004. Net assets were unaffected by the reclassifications.

7.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.   SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Aggressive Investors 1 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors 1 Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 1 FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                                       BROKER
                                                                       AFFIRMATIVE      AGAINST        ABSTAIN      NON-VOTES
  (1) Kirbyjon Caldwell, Karen Gerstner, Miles Douglas
  Harper, III, John Montgomery and Michael D. Mulcahy were
  elected Directors of the Board of Bridgeway Funds, Inc.
       Kirbyjon Caldwell                                                28,546,277                     1,012,706
       Karen Gerstner                                                   29,253,578                       305,405
       Miles Douglas Harper, III                                        29,252,323                       306,661
       John N.R. Montgomery                                             28,671,840                       887,144
       Michael D. Mulcahy                                               28,630,453                       928,531

  (2) Ratification of the selection of independent
  auditors for Bridgeway Funds                                          29,105,022        166,079        287,882
  (3) Permit Bridgeway Funds to pursue investment in
  individual stock options and futures                                  21,007,103      3,208,548        511,439      4,831,893
  (4) Ratification of the Board's decision to offer
  additional classes of shares of Bridgeway Funds at a                  22,328,190      1,877,211        521,690      4,831,893
  future date.
  (5) Approval of a modification to the existing 12b-1
  plan to include a provision for future classes of shares
  to accommodate 12b-1 fees up to a maximum of 0.25%.                   19,996,940      4,219,160        510,990      4,831,893
  (6) To consider any other business - There was no other
  business introduced at the meeting.

  For Aggressive Investors 1 Fund Shareholders only:
  (7) To approve a change in Bridgeway Funds' investment
  restrictions to permit the borrowing and lending of cash
  between the Funds once Securities and Exchange
  Commission ("SEC") permission is received.                             2,643,173        146,766          57,683       778,116
  (8) To approve the Management Agreement, as revised
  between the Adviser and Bridgeway Funds                                3,443,020         89,662          93,057

OFFICERS AND DIRECTORS (UNAUDITED):

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                                          TERM OF
                      POSITION(S) HELD    OFFICE AND                               # OF BRIDGEWAY
                      WITH BRIDGEWAY      LENGTH OF      PRINCIPAL OCCUPATION(S)   FUNDS OVERSEEN   OTHER DIRECTORSHIPS HELD
NAME AND AGE          FUNDS               TIME SERVED    DURING PAST FIVE YEARS    BY DIRECTOR      BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell     Director            Term:          Senior Pastor of          Eleven           Continental Airlines,
Age 51                                    1 Year         Windsor Village United                     Inc., JP Morgan Chase
                                          Length:        Methodist Church, since                    Advisory Board, American
                                          3 Years        1982                                       Church Mortgage Company,
                                                                                                    Reliant Resources, Inc.
                                                                                                    [energy & electricity
                                                                                                    services].

Karen S. Gerstner     Director            Term:          Principal, Karen S.       Eleven           None
Age 49                                    1 Year         Gerstner & Associates,
                                          Length:        P.C., 2003 to present.
                                          10 Years       Attorney and Partner,
                                                         Davis Ridout, Jones and
                                                         Gerstner LLP, 1/1999 to
                                                         2003.

Miles Douglas         Director            Term:          Partner, 10/1998 to       Eleven           Calvert Large-Cap Growth
Harper, III(1)                            1 Year         present Gainer,                            Fund(3) (1 Portfolio)
Age 42                                    Length:        Donnelly, Desroches,
                                          10 Years       LLP

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                                          TERM OF                                         NUMBER OF
                      POSITIONS HELD      OFFICE AND                                      BRIDGEWAY
                      WITH BRIDGEWAY      LENGTH OF      PRINCIPAL OCCUPATION(S) DURING   FUNDS OVERSEEN   OTHER DIRECTORSHIPS
NAME AND AGE          FUNDS               TIME SERVED    PAST FIVE YEARS                  BY DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
John N. R.            President and       Term:          President, Bridgeway Funds,      Eleven           None
Montgomery(2)         Director            1 Year         11/1993 - Present. President,
Age 49                                    Length:        Bridgeway Capital Management,
                                          11 Years       Inc., 7/1993-present.

Michael D. Mulcahy    Director            Term: 1 year   Director and Staff Member,       Eleven           None
Age 40                                    Length:        Bridgeway Capital Management,
                                          10/01/2003     Inc., 12/2002 - present. Vice
                                          to present     President, Hewlett Packard,
                                                         1/2001-12/20002. Executive
                                                         Vice President, Artios, Inc.
                                                         [Internet Co.], 10/1998 -
                                                         1/2001.

Joanna Barnhill       Secretary           Term: 1        Staff Member, Bridgeway          N/A              N/A
Age 54                                    year           Capital Management, Inc. since
                                          Length:        1993
                                          11/22/1993
                                          to present

Linda G. Giuffre      Treasurer/CCO       Term: 1        Staff member, Bridgeway          N/A              N/A
Age 42                                    year           Capital Management, Inc., 5/04
                                          Length:        to present. Vice President -
                                          05/14/2004     Compliance, Capstone Asset
                                          to present     Management Company, 1998 -
                                                         2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund had a positive return of 2.00% in the June quarter compared to 1.72% for the S&P 500 Index and 0.78% for our peer benchmark, the Lipper Capital Appreciation Funds Index. It was a successful quarter on a relative basis, even if the absolute return was modest.

For the fiscal year ended June 30, 2004, the Fund returned 24.03% compared to 19.11% for the S&P 500 Index, our primary market benchmark, and 20.37% for our peer benchmark, the Lipper Capital Appreciation Funds Index. Although the Fund had a better showing for the full year, we did significantly under perform the record of small stocks (as represented by the Russell 2000 Index), which had another gangbuster year.

The table below presents our June quarter, one-year and life-to-date financial results according to the formula required by the SEC. A graph of performance since inception appears on page two.

                                                 JUNE QTR.        1 YEAR      LIFE-TO-DATE
                                                  4/1/04          7/1/03        10/31/01
                                               TO 6/30/04(1)    TO 6/30/04    TO 6/30/04(2)
                                               -------------    ----------    -------------
     Aggressive Investors 2 Fund
      Return Before Taxes                          2.00%          24.03%          9.55%
      Return After Taxes on Distributions(3)                      23.97%          9.54%
      Return After Taxes on Distributions
       And Sale of Fund Shares(3)                                 20.38%          8.20%
     S&P 500 Index (large companies)               1.72%          19.11%          4.57%
     Russell 2000 Index (small companies)          0.47%          33.37%         14.38%
     Lipper Capital Appreciation Funds             0.78%          20.37%          5.07%

    PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS WHILE THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. THE LIPPER CAPITAL APPRECIATION FUNDS INDEX REFLECTS THE AGGREGATE RECORD OF MORE AGGRESSIVE DOMESTIC GROWTH MUTUAL FUNDS, AS REPORTED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

    (1)PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
    (2)PERIODS LONGER THAN ONE YEAR ARE ANNUALIZED.
    (3)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS.

[CHART]

     GROWTH OF $10,000 INVESTED IN AGGRESSIVE INVESTORS 2 FUND AND INDEXES
                      FROM 10/31/01 (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                      6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002  12/31/2002
AGGRESSIVE INVESTORS 2                            10,000.00    10,410.00   10,380.00   10,250.00    8,330.00    8,430.00
S&P 500 (START 10/31/01)                          10,000.00    10,861.51   10,891.42    9,432.25    7,802.60    8,460.99
RUSSELL 2000 (SMALL GROWTH STOCKS)                10,000.00    11,440.48   11,896.24   10,902.63    8,569.44    9,097.10
LIPPER CAPITAL APPRECIATION  FUNDS                10,000.00    11,027.45   10,929.22    9,362.55    7,892.47    8,382.68

                                      3/31/2003   6/30/2003   9/30/2003    12/31/2003    3/31/2004    6/30/2004
AGGRESSIVE INVESTORS 2                7,870.00    10,280.00   11,020.00     12,140.00    12,500.00    12,750.00
S&P 500 (START 10/31/01)              8,194.52     9,455.91    9,706.17     10,888.03    11,072.33    11,262.95
RUSSELL 2000 (SMALL GROWTH STOCKS)    8,688.48    10,723.72   11,697.18     13,395.81    14,234.50    14,301.73
LIPPER CAPITAL APPRECIATION  FUNDS    8,209.75     9,476.91    9,893.59     10,993.94    11,318.76    11,407.61

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Russell 2000 Index                                                   $    14,302

Bridgeway Aggressive Investors 2 Fund                                $    12,750

Lipper Capital Appreciation Funds                                    $    11,408

S&P 500 Index                                                        $    11,263

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT WORKED WELL

TRANSLATION: Our Fund had reasonable representation in two of the better-performing sectors, Technology and Energy.

This quarter turned out a few large gainers. Some of our Technology and Communications stocks showed up among our better performers; interestingly, other ones in the same sectors showed up among our poorest performers. One Energy stock, one of the quarter's best sectors, also appeared on our top five list. Otherwise, there were no clear trends. Five stocks gained more than 30% in the June quarter:

          RANK    DESCRIPTION                  INDUSTRY                       % GAIN
          ----    -----------                  --------                       ------
           1      Ceradyne Inc                 Miscellaneous Manufacturers     48.4%
           2      Research In Motion Ltd       Computers                       46.7%
           3      eResearch Technology Inc     Internet                        45.4%
           4      Gen-Probe Inc                Healthcare-Products             41.9%
           5      Tesoro Petroleum Corp        Oil & Gas                       35.9%

Our top percentage gainer this quarter was Ceradyne, Inc. Ceradyne manufactures advanced heat-resistant ceramic products for industrial, defense, and consumer products. In April, the stock appreciated 31.4% in the three days after the company announced its seventh consecutive quarter of increased sales and earnings. We bought a small diversifying position in Ceradyne last fall, and it appreciated 48.4% in the June quarter.

The second best gainer this quarter was Research in Motion, a company we wrote about last quarter. Research in Motion makes the VERY popular BlackBerry(TM) wireless handheld communications device. (I bought one just recently because my brother-in-law said it made the biggest improvement in his personal productivity of any technology he has tried; that's not why I bought the stock, however; it was a model "pick.") Let me share a story with you. I came across an interesting article last summer (before we invested in the company) in a well-known financial publication. The author wrote about competitive challenges that might doom Research in Motion to the scrapheap of "first mover companies that couldn't adapt" [our words]. The article mentioned the views of a number of Wall Street analysts who thought the company was overvalued and that the market wasn't properly looking ahead to future competition that was going to materialize early in 2004. This is hardly the language that instills confidence in "pulling the trigger" to buy a stock. Nevertheless, we purchased the stock early in the first quarter of 2004, the exact timing that additional competition was supposed to show up.

Fortunately, the discipline of our quantitative investing process steers us clear of Wall Street advice and takes emotion "out of the equation." At one level, I'm just like the majority of investors; I can get excited about some stocks and distasteful of others. But our modeling process helps me ignore these reactions. Our position in Research in Motion appreciated 46.7% this quarter. It was our third largest holding at the beginning of the quarter and added over two and a half percent to our quarterly return.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Surprisingly, our two worst stocks in the quarter were also from the Technology and Communications sectors.

Two stocks declined more than 30% in the June quarter:

      RANK    DESCRIPTION                    INDUSTRY               % LOSS
      ----    -----------                    --------               ------
       1      Omnivision Technologies Inc    Semiconductors         -39.1%
       2      Nortel Networks Corp           Telecommunications     -36.6%

The worst performer in percentage terms over the past quarter was Omnivision Technologies, Inc., a California based semiconductor imaging device maker. Omnivision has a worldwide client base centered in China and Taiwan. The company's stock price tumbled in June when management announced that it may have to restate the company's financial results for fiscal year 2004 and delayed the release of the company's fourth quarter earnings report. Even though management said that the possible restatement could RAISE revenues and earnings, investors didn't like being surprised and pushed the stock lower by 37.3% over the next three days. Our position was down 39.1% for the quarter. Ouch.

Another stock that didn't do well for us this quarter was Career Education Corporation, which just missed the worst performers list with a loss of 29.3%. Career Education was our largest DOLLAR decliner for the quarter. The company, a private for-profit provider of post-secondary education, suffered a double whammy in June. First, in mid-June, the stock declined 16.1% the day after news of an amended class action lawsuit against the company concerning alleged falsified student records and manipulation of financial statements to meet targets at one or more schools. Second, a couple of days later company management announced that it received a formal order of investigation from the Securities and Exchange Commission (SEC), seen as a "step up" in the level of potential seriousness. The stock dropped again, this time almost 25% the very next day. It is interesting to note the gain from our best single holding above more than offset the substantial negative "hit" incurred by the combination of Omnivision and Career Education.

DETAILED EXPLANATION OF FISCAL YEAR PERFORMANCE--WHAT WORKED WELL

TRANSLATION: A nice mix of industries shows up on the top performing stocks list for the past year. In line with the market overall, some of our best performers were from the industrial, energy, and transportation sectors. Interestingly, these are not the normal staple of this Fund.

Eleven stocks gained more than 30% in the Fiscal Year ending June 30, 2004:

      RANK   DESCRIPTION                            INDUSTRY                   % GAIN
      ----   -----------                            --------                   ------
        1    General Maritime Corp                  Transportation             168.0%
        2    Gen-Probe Inc                          Healthcare-Products        131.0%
        3    Schnitzer Steel Industries Inc         Iron/Steel                  98.5%
        4    Research In Motion Ltd                 Computers                   75.4%
        5    Sina Corp                              Internet                    62.9%
        6    Tesoro Petroleum Corp                  Oil&Gas                     60.3%
        7    FleetBoston Financial Corp./Bank of                                58.2%
             America Corp.                          Banks
        8    Orthofix International NV              Healthcare-Products         54.2%

         9   American Pharm. Partners Inc           Pharmaceuticals             52.9%
        10   Vimpel-Communications                  Telecommunications          52.7%
        11   Petroleo Brasileiro SA                 Oil&Gas                     51.8%
        12   Urban Outfitters Inc                   Retail                      45.7%
        13   Navigant Consulting Inc                Commercial Services         38.5%
        14   Helen of Troy Ltd                      Household Products/Wares    31.9%
        15   Korn/Ferry International               Commercial Services         31.2%

One of our top three highest percentage gainers for the fiscal year was Schnitzer Steel Industries Inc., a steel manufacturer and recycler focused on the western United States. The company was our top performing stock in the December 2003 quarter with an 84.4% gain, and I wrote about it then. We sold the entire position in early 2004 for an average 98.5% gain. It was a smaller, diversifying position, much like our positions in General Maritime Corporation and Gen-Probe, Inc. (the two companies with higher percentage gains for the year.)

Another big gainer for the fiscal year was Bank of America Corporation. Well, actually for us it was FleetBoston Financial Corp., which was taken over by Bank of America in April. When the merger deal between these two large banks was announced last October, FleetBoston's stock price jumped by 23%, while Bank of America's declined by 10%. Wall Street analysts and prognosticators spoke both the merits and risks of the deal, and some worried that the premium offered by Bank of America was too high. Since that time in October, the stock prices of both FleetBoston and Bank of America have risen, and Bank of America's stock price regained all that it had lost. Our position in Bank of America (including the legacy position in FleetBoston) rose 58.2% in the year ended June 30, 2004.

I couldn't finish this section without telling you that our number two gainer over the past QUARTER, Research in Motion, was also the top dollar gainer for the fiscal year, and shows up at number four on the top percentage gainer's list. You can see from our Top Ten Holdings list below that Research in Motion was our second largest holding as of June 30, 2004 at 7.4% of net assets.

DETAILED EXPLANATION OF FISCAL YEAR PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Unfortunately, Telecommunications, our single largest industry representation for most of the fiscal year, also badly underperformed the market over the last year, taking a bite out of our returns.

Ten stocks declined more than 30% in the Fiscal Year ending June 30, 2004:

          RANK    DESCRIPTION                          INDUSTRY                  % LOSS
          ----    -----------                          --------                  ------
            1     Nortel Networks Corp                 Telecommunications        -52.5%
            2     Omnivision Technologies Inc.         Semiconductors            -48.0%
            3     Exult Inc                            Commercial Services       -45.4%
            4     SurModics Inc                        Healthcare-Products       -35.7%
            5     Brightpoint Inc                      Distribution/Wholesale    -34.5%
            6     E-Loan Inc                           Internet                  -34.4%
            7     Komag Inc                            Computers                 -33.6%
            8     Interdigital Communications Corp     Telecommunications        -33.5%
            9     Airtran Holdings Inc                 Airlines                  -33.2%
           10     Boston Communications Group          Telecommunications        -30.9%

The worst decliner for us over the past year was Nortel Networks Corp. For the past few years, Nortel has suffered from a prolonged downturn in corporate IT spending. Investors had moved back into the stock on expectations of a turnaround, and we bought the stock on a favorable indication from one of our models. Subsequently the company announced that it might have to restate 2003 financial results. Last year (2003) was the first profitable year for Nortel since 2000. In mid-March the company announced that its CFO and

Controller were put on paid administrative leave. That news hurt, driving the stock down 18.5% in one day. An early April announcement that the SEC was formally investigating the company also shook investors. The final straw came at the end of April when the company announced that it had fired its CEO and two other top executives, was restating its fiscal year 2003 financial results, and was delaying the report of results for the first three months of 2004. The stock plummeted 28.1% in one day. We sold our position in Nortel for a 52.5% loss.

Further down the list is E-Loan Inc., a web-based lending company that offers consumer loans and debt management services. The company had benefited previously from the housing boom, but suffered a major setback on fears that the boom couldn't continue amid the threat of increasing interest rates. We sold our position for a 34.4% loss last fall after management issued comments warning of lower than expected earnings for the December 2003 quarter.

I mentioned the ninth biggest percentage decliner, Airtran Holdings, in a shareholder letter two quarters ago (December 2003). The stock had climbed during 2003 on hopes for an economic turnaround that would help airline stocks but gave back much of those gains on fears of intensive airline competition. We sold our position in the stock early in 2004, netting a 33.2% loss.

As indicated by Nortel, Interdigital, and Boston Communications Gorup above, this was a hard year for Telecommunications stocks. At the beginning of the fiscal year, Telecommunications represented 12.2% of our Fund, which was a significant drag on our annual performance.

TOP TEN HOLDINGS

At quarter end, Communications comprised our largest sector representation at 26.2% of net assets, followed by Consumer Non-Cyclicals at 23.1% and Technology at 12.9%. Our top ten holdings now represent 45.7% of total net assets, indicating continued strong concentration in our largest positions.

                                                                                 PERCENT OF
          RANK    DESCRIPTION                    INDUSTRY                        NET ASSETS
          ----    -----------                    --------                        ----------
            1     Nextel Communications Inc      Telecommunications                 9.2%
            2     Research In Motion Ltd         Computers                          7.4%
            3     ImClone Systems Inc            Pharmaceuticals                    5.2%
            4     Western Wireless Corp          Telecommunications                 4.2%
            5     Tyson Foods Inc                Food                               4.0%
            6     E*TRADE Group Inc              Diversified Financial Services     3.7%
            7     Agilent Technologies Inc       Electronics                        3.1%
            8     Urban Outfitters Inc           Retail                             3.0%
            9     Eastman Chemical Co            Chemicals                          3.0%
           10     Korn/Ferry International       Commercial Services                2.9%
                                                                                   ----
                                                                                   45.7%

TAX EFFICIENCY

TRANSLATION: While the very active management of this fund makes tax efficiency more difficult, we still work at it.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 & 2, Ultra-Small Company and Micro-Cap Limited to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds. On an absolute basis, the tax efficiency of Bridgeway Aggressive Investors 2 has been strong. A hypothetical investor since inception has kept 100% of his or her total return, assuming no shares were sold. However, three years is a relatively short time period, and I do not expect such a strong showing over the coming few years.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We've just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception on August 5, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund.

For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. Also according to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

SHAREHOLDER QUESTION:  QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

     Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

LOWER SHORT-TERM RISK--DON'T BELIEVE IT

TRANSLATION: While some recent statistical measures of risk would indicate this Fund is less risky than our peer group and about equal to the market over shorter periods, don't believe it. "Aggressive" is in the name of this Fund for a reason.

One measure of risk is "beta," or the degree to which a fund historically has gone up or down more or less than the market in tandem with the market. Thus, a beta of 1.2 means that, all else being the same, a fund appreciates 20% more than the market in an upturn but falls 20% more in a downturn. While it is one helpful indicator of risk, it has some notable disadvantages, especially with respect to our fund. Our Fund's beta based on monthly returns is 0.84, below the market. While it IS part of our investment objective to "seek . . . a level of total risk roughly equal to that of the market over longer periods of time (three years or more)," the beta based on monthly returns could be misleading for two major reasons: a) it focuses on a relatively short time period, while our objective relates to longer time periods, and b) our Fund has some exposure to small stocks, which have done significantly better than large stocks over the last few years, giving us an advantage over the S&P 500 Index for this short time period.

However, this recent small-company advantage is counter to the long-term historical trend. The addition of small stocks has increased market risk in most normal market environments, and I expect this to be the normal trend again in the future. The bottom line is: the word "aggressive" is in the Fund name for a reason. While we seek to lessen risk over longer periods, there will likely be many periods of months, quarters, or even years, where our Fund will decline more than the market in a downturn. If you want an example of what can happen, consider the third quarter of 1998 when the S&P 500 declined 9.9% but our "sister" fund, Aggressive Investors 1, declined 23.3%. (Of course, there have been some great relative quarters on the upside too.)

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext.4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing some Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a share of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS AGGRESSIVE INVESTORS 2 DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. Aggressive Investors 2 has beaten its primary benchmark since inception. While its total management fee of 1.06% as of March 31, 2004 (base fee plus performance fee) exceeds the average for aggressive growth funds of 0.80%, the overall expense ratio of 1.39% is lower than the 1.73% for industry peers. Other expenses declined from 1.05% (before waivers) in FY2003 to 0.33% as of March 31, 2004. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN THE SMALL COMPANIES WITHIN THIS MULTI-CAP FUND GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR.(08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.


CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

     INDUSTRY   COMPANY                                      SHARES            VALUE
     --------   -------                                      ------            -----
Common Stock - 97.4%
     Airlines - 1.2%
                American West Holdings Corp - Class B*      147,500   $    1,339,300

     Apparel - 1.7%
                Coach Inc*                                   40,600        1,834,714

     Auto Manufacturers - 1.0%
                Ford Motor Co                                33,830          529,440
                General Motors Corp                          12,960          603,806
                                                                      --------------
                                                                           1,133,246

     Banks - 0.8%
                Bank of America Corp                         10,217          864,563

     Biotechnology - 1.8%
                Biogen IDEC Inc*                             18,200        1,151,150
                Genentech Inc*                               15,600          876,720
                                                                      --------------
                                                                           2,027,870

     Chemicals 3.0%
                Eastman Chemical Co                          72,300        3,342,429

     Commercial Services - 7.0%
                Apollo Group Inc*                            17,200        1,518,588
                Career Education Corp*                       45,000        2,050,200
                Gevity HR Inc                                38,200        1,000,458
                Korn/Ferry International*                   165,000        3,196,050
                                                                      --------------
                                                                           7,765,296

     Computers - 8.8%
                Komag Inc*                                  108,900        1,521,333
                Research In Motion Ltd*                     119,600        8,185,424
                                                                      --------------
                                                                           9,706,757

     Diversified Finanancial Services - 5.1%
                E*TRADE Group Inc*                          367,800        4,100,970
                JP Morgan Chase & Co                            900           34,893
                Knight Trading Group Inc*                   151,200        1,515,024
                                                                      --------------
                                                                           5,650,887

     Electric - 2.4%
                Duke Energy Corp                             17,800          361,162
                Texas Utilities                              56,000        2,268,560
                                                                      --------------
                                                                           2,629,722

     Electrical Components & Equipme - 0.9%
                Encore Wire Corp*                            35,500          978,735

     Electronics - 4.0%
                AU Optronics Corp - ADR                      58,000          947,720
                Agilent Technologies Inc*                   117,800        3,449,184
                                                                      --------------
                                                                           4,396,904

     Food - 4.0%
                Tyson Foods Inc                             209,000        4,378,550

     Healthcare - Products - 2.4%
                Gen-Probe Inc*                               11,600          548,912
                Zimmer Holdings Inc*                         24,100        2,125,620
                                                                      --------------
                                                                           2,674,532

     Insurance - 0.5%
                Safeco Corp                                  12,700          558,800

     Internet - 8.3%
                Digital River Inc*                           85,500   $    2,789,865
                eBay Inc*                                    23,700        2,179,215
                eResearch Technology Inc*                    53,000        1,484,000
                j2 Global Communications Inc*                70,200        1,951,560
                Sina Corp*                                   24,900          821,451
                                                                      --------------
                                                                           9,226,091

     Machinery-Construction & Mining - 0.4%
                Caterpillar Inc                               5,100          405,144

     Mining - 2.2%
                Century Aluminum Co*                         48,000        1,189,920
                Phelps Dodge Corp*                           15,400        1,193,654
                                                                      --------------
                                                                           2,383,574

     Miscellaneous Manufacturing - 0.7%
                Ceradyne Inc*                                21,750          777,997

     Oil & Gas - 6.6%
                Chesapeake Energy Corp                       85,060        1,252,083
                Occidental Petroleum Corp                    22,300        1,079,543
                Patina Oil & Gas Corp                        69,600        2,078,952
                Tesoro Petroleum Corp*                      105,000        2,898,000
                                                                      --------------
                                                                           7,308,578

     Pharmaceuticals - 7.8%
                Bristol-Myers Squibb Co                      25,900          634,550
                Eon Labs Inc*                                41,300        1,690,409
                Imclone Systems Inc*                         66,900        5,739,351
                Kos Pharmaceuticals Inc*                     18,100          596,757
                                                                      --------------
                                                                           8,661,067

     Retail - 5.1%
                Charming Stores Inc*                        122,000        1,089,460
                Copart Inc*                                  43,200        1,153,440
                Urban Outfitters Inc*                        55,200        3,362,232
                                                                      --------------
                                                                           5,605,132

     Software - 4.1%
                Autodesk Inc                                 57,000        2,440,170
                Red Hat Inc*                                 90,000        2,067,300
                                                                      --------------
                                                                           4,507,470

     Telecommunications - 17.2%
                America Movil SA de CV                       27,500        1,000,175
                Carrier Access Corp*                        154,000        1,835,680
                Lucent Technologies Inc*                    260,000          982,800
                Nextel Communications Inc*                  379,200       10,109,472
                SBC Communications Inc                       17,200          417,100
                Western Wireless Corp*                      159,600        4,614,036
                                                                      --------------
                                                                          18,959,263

     Transportation - 0.4%
                General Maritime Corp*                       15,200          417,088
                                                                      --------------

     Total Common Stock (Identified Cost $95,299,513)                 $  107,533,709

Purchased Call Options - 0.1%
                Marvell Technology August 23.75*                100           33,500
                Marvell Technology November 23.75 *             150           64,500
                                                                      --------------
     Total Options (Identified Cost $50,084)                                  98,000

     INDUSTRY   COMPANY                                      SHARES            VALUE
     --------   -------                                      ------            -----
Short-term Investments - 2.4%
     Money Market Funds - 2.4%
                Firstar U S Treasury Money Market
                  Fund Institutional                      2,685,756   $    2,685,756
                                                                      --------------

     Total Short-term Investments (Identified Cost
       $2,685,756)                                                    $    2,685,756
                                                                      --------------

Total Investments - 99.9% (Identified Cost $98,035,353)**             $  110,317,465

Other Assets and Liabilities, net - 0.1%                                      77,607
                                                                      --------------

Total Net Assets - 100.0%                                             $  110,395,072
                                                                      ==============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See note 6 for tax cost figures.

ADR - American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
     Investments at value (cost - $98,035,353)                                             $  110,317,465
     Receivable for fund shares sold                                                              793,649
     Receivable for portfolio securities sold                                                     106,411
     Receivable for dividends                                                                      59,531
     Prepaid expenses                                                                              17,946
---------------------------------------------------------------------------------------------------------
       Total assets                                                                           111,295,002
---------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for fund shares redeemed                                                             113,459
     Payable for portfolio securities purchased                                                   556,896
     Payable for management fee                                                                   125,632
     Accrued expenses                                                                             103,943
---------------------------------------------------------------------------------------------------------
       Total liabilities                                                                          899,930
---------------------------------------------------------------------------------------------------------
     NET ASSETS ( 8,658,210 SHARES OUTSTANDING)                                            $  110,395,072
=========================================================================================================
     Net asset value, offering and redemption price per share ($110,395,072 / 8,658,210)   $        12.75
=========================================================================================================

NET ASSETS REPRESENT:
     Paid-in capital                                                                       $  100,914,986
     Undistributed net investment loss                                                                  0
     Undistributed net realized loss                                                           (2,802,026)
     Net unrealized appreciation of investments                                                12,282,112
---------------------------------------------------------------------------------------------------------
     NET ASSETS                                                                            $  110,395,072
=========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
     Dividends                                                                             $      283,107
     Securities lending                                                                             4,480
---------------------------------------------------------------------------------------------------------
        Total income                                                                              287,587

EXPENSES:
     Management fees                                                                              833,312
     Accounting fees:
        Bridgeway Capital Management, Inc.                                                         35,456
        ALPS Mutual Funds Services, Inc.                                                           19,776
     Transfer agent fees:
        Bridgeway Capital Management, Inc.                                                         19,944
        Citigroup Fund Services, Inc.                                                              29,962
     Audit fees                                                                                    28,486
     Custody                                                                                       12,686
     Insurance                                                                                      1,624
     Legal                                                                                          1,715
     Registration fees                                                                             20,579
     Directors' fees                                                                                1,040
     Miscellaneous                                                                                    492
---------------------------------------------------------------------------------------------------------
        Total expenses                                                                          1,005,072
---------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                              (717,485)
---------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                                                             220,963
     Net realized loss on options                                                                  (7,919)
     Net change in unrealized appreciation                                                      8,327,048
---------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain on investments                                            8,540,092
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $    7,822,607
=========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED       YEAR ENDED
                                                      JUNE 30, 2004    JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
      Net investment loss                             $    (717,485)   $    (131,977)
      Net realized gain (loss) on investments               220,963       (2,630,521)
      Net realized loss on options                           (7,919)         (41,984)
      Net change in unrealized appreciation               8,327,048        3,800,718
------------------------------------------------------------------------------------
        Net increase (decrease) resulting from
          operations                                      7,822,607          996,236
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                      127,023,905       14,697,624
      Reinvestment of dividends                                   0                0
      Cost of shares redeemed                           (46,558,653)      (5,034,504)
------------------------------------------------------------------------------------
        Net increase from Fund share transactions        80,465,252        9,663,120
------------------------------------------------------------------------------------
        Net increase in net assets                       88,287,859       10,659,356
NET ASSETS:
      Beginning of period                                22,107,213       11,447,857
------------------------------------------------------------------------------------
      End of period *                                 $ 110,395,072    $  22,107,213
====================================================================================

Number of Fund shares:
      Sold                                               10,496,946        1,626,253
      Issued on dividends reinvested                              0                0
      Redeemed                                           (3,990,245)        (591,121)
------------------------------------------------------------------------------------
        Net increase                                      6,506,701        1,035,132
      Outstanding at beginning of period                  2,151,509        1,116,377
------------------------------------------------------------------------------------
      Outstanding at end of period                        8,658,210        2,151,509
====================================================================================

* Including undistributed net investment income (loss) of $0 for 2004 and $0 for 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

               BRIDGEWAY FUNDS, INC. - AGGRESSIVE INVESTORS 2 FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                                       PERIOD FROM
                                                                YEAR ENDED        YEAR ENDED       OCTOBER 31, 2001* TO
                                                               JUNE 30, 2004     JUNE 30, 2003         JUNE 30, 2002
PER SHARE DATA
    Net asset value,
        beginning of period                                    $       10.28     $       10.25     $              10.00
-----------------------------------------------------------------------------------------------------------------------

    Income (loss) from
        investment operations:
            Net investment loss**                                      (0.09)            (0.09)                   (0.08)
            Net realized and
                unrealized gain                                         2.56              0.12                     0.33
-----------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                    2.47              0.03                     0.25
-----------------------------------------------------------------------------------------------------------------------

    Less distributions to shareholders:
        Net investment income                                           0.00              0.00                     0.00
        Net realized gains                                              0.00              0.00                     0.00
-----------------------------------------------------------------------------------------------------------------------
    Total distributions                                                 0.00              0.00                     0.00
-----------------------------------------------------------------------------------------------------------------------

    Net asset value, end of period                             $       12.75     $       10.28     $              10.25
=======================================================================================================================

TOTAL RETURN [2]                                                       24.03%             0.29%                    2.50% [2]

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period ('000's)                         $     110,395     $      22,107     $             11,448
    Ratios to average net assets:
        Expenses after waivers and reimbursements                       1.58%             1.90%                    1.90% [1]
        Expenses before waivers and reimbursements                      1.58%             1.90%                    1.98% [1]
        Net investment loss after waivers and reimbursements           (1.13%)           (1.05%)                  (1.24%)[1]

    Portfolio turnover rate                                            151.5%            143.2%                    68.0% [1]

* October 31, 2001 commencement of operations
** Based on average daily shares outstanding.
[1] Annualized
[2] Not annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Aggressive Investors 2 Fund (the "Fund").

     SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     12b-1 PLAN

     Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004, there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases a fund's exposure to the underlying security to the extent of premium paid. Buying puts on a stock market index tends to limit a fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, the Fund held $98,000 in purchased call options.

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

     The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

     The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor's 500 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of 0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

     On March 23, 2004, the Adviser was notified by the Securities and Exchange Commission of an investigation into Bridgeway's method for calculating performance fees. From inception of the Fund through March 22, 2004, the Performance Adjustment did not comply with Rule 205-2 under the Investment Advisers Act of 1940, which requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously. Applying the revised methodology to the entirety of Fiscal Year 2004 would give an expense ratio of 1.83% of average daily net assets. Applying the revised methodology to the entirety of Fiscal Year 2004 would give an expense ratio of 1.38% of average daily net assets with the difference being attributed to the Performance Adjustment methodology. While the outcome of the investigation is not final, the revised methodology has been applied since March 23, 2004 and the Adviser has committed to the Fund to pay previous and current shareholders any overcharged amounts plus interest. As a result, the Advisrr believes there will not be any impact to the Fund.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agency fees expense categories of the financial statements. For the year ended June 30, 2004 the Adviser earned $833,312 for adviser fees, $35,456 for accounting fees and $19,944 for transfer agency fees. The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 1.90%.

     From time to time, the Adviser may make short-term investments in the Fund in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                  FISCAL YEAR   FISCAL YEAR
                                                      2003          2004
                                                      ----          ----
        Purchases                                 $   470,811   $   377,202
        Redemptions *                                 321,842       355,506
        Net Realized Gain/(Loss) on Redemptions         2,958        68,439

        * Of these amounts $158,436 and $0 represent redemptions in-kind for fiscal year 2003 and fiscal year 2004, respectively.

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

     Redemptions in-kind resulted in net realized gains to the Fund of $56,981 and $0 for fiscal year 2003 and fiscal year 2004, respectively. These net realized gains have been reclassified from accumulated net realized gain on investments to paid-in-capital.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Aggressive Investors 2 Fund is disclosed in the Statement of Operations.

4.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents, were $171,182,884 and $91,588,422, respectively, during the year ended June 30, 2004.

6.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

     The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

            Aggregate unrealized gain                       $  16,717,935
            Aggregate unrealized loss                          (4,441,257)
            Net gain (loss)                                    12,276,678
            Cost of investments                                98,040,787
            Post October losses                                   848,180

     The tax basis components of net assets differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the components of net assets.

            Components of net assets
              Undistributed Ordinary income                  $          0
              Accumulated Capital gains (losses)               (1,948,412)
              Unrealized appreciation (depreciation)           12,276,678
             Cumulative Effect of other timing differences       (848,180)
              Capital loss carryover *                          1,948,412

              Capital loss carryover used                         271,259

              *Expires 2011

     Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and wash sales. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. Net investment losses of $717,485 were reclassified to paid-in-capital for the year ended June 30, 2004. During the year ended June 30, 2004, an additional $44,264 was reclassified to paid-in-capital from accumulated capital losses. Net assets were unaffected by the reclassifications.

7.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.   SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund, collected at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Aggressive Investors 2 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Investors 2 Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                           AGGRESSIVE INVESTORS 2 FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                         BROKER
                                                                AFFIRMATIVE     AGAINST     ABSTAIN   NON-VOTES
 (1) Kirbyjon Caldwell, Karen Gerstner, Miles Douglas
 Harper, III, John Montgomery and Michael D. Mulcahy were
 elected Directors of the Board of Bridgeway Funds, Inc.

   Kirbyjon Caldwell                                             28,546,277               1,012,706
   Karen Gerstner                                                29,253,578
                                                                                            305,405
   Miles Douglas Harper, III                                     29,252,323                 306,661
   John N.R. Montgomery                                          28,671,840                 887,144
   Michael D. Mulcahy                                            28,630,453                 928,531

 (2) Ratification of the selection of independent
 auditors for Bridgeway Funds                                    29,105,022     166,079     287,882
 (3) Permit Bridgeway Funds to pursue investment in
 individual stock options and futures                            21,007,103   3,208,548     511,440   4,831,893
 (4) Ratification of the Board's decision to offer
 additional classes of shares of Bridgeway Funds at a
 future date.                                                    22,328,190   1,877,211     521,690   4,831,893
 (5) Approval of a modification to the existing 12b-1
 plan to include a provision for future classes of shares
 to accommodate 12b-1 fees up to a maximum of 0.25%.             19,996,940   4,219,160     510,990   4,831,893
 (6) To consider any other business - There was no other
 business introduced at the meeting.

 For Aggressive Investors 2 Fund Shareholders only:
 (7) To approve a change in Bridgeway Funds' investment
 restrictions to permit the borrowing and lending of cash
 between the Funds once Securities and Exchange
 Commission ("SEC") permission is received.                       1,086,367      72,513      29,786      51,504
 (8) To approve the Management Agreement, as revised
 between the Adviser and Bridgeway Funds                          1,146,533      18,095      75,542

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                    POSITION(S)
                    HELD WITH       TERM OF OFFICE                           # OF BRIDGEWAY
                    BRIDGEWAY       AND LENGTH OF   PRINCIPAL OCCUPATION(S)  FUNDS OVERSEEN  OTHER DIRECTORSHIPS HELD
NAME AND AGE        FUNDS           TIME SERVED     DURING PAST FIVE YEARS   BY DIRECTOR     BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell   Director        Term:           Senior Pastor of         Eleven          Continental
Age 51                              1 Year          Windsor Village                          Airlines, Inc.,
                                    Length:         United Methodist                         JP Morgan Chase
                                    3 Years         Church, since 1982                       Advisory Board,
                                                                                             American Church
                                                                                             Mortgage Company,
                                                                                             Reliant Resources,
                                                                                             Inc. [energy &
                                                                                             electricity
                                                                                             services].
Karen S. Gerstner   Director        Term:           Principal, Karen S.      Eleven          None
Age 49                              1 Year          Gerstner &
                                    Length:         Associates, P.C.,
                                    10 Years        2003 to present.
                                                    Attorney and
                                                    Partner, Davis
                                                    Ridout, Jones and
                                                    Gerstner LLP,
                                                    1/1999 to 2003.

Miles Douglas       Director        Term:           Partner, 10/1998 to      Eleven          Calvert Large-Cap
Harper, III(1)                      1 Year          present Gainer,                          Growth Fund(3)
Age 42                              Length:         Donnelly, Desroches,                     (1 Portfolio)
                                    10 Years        LLP

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                    POSITIONS HELD                                           NUMBER OF
                    WITH            TERM OF OFFICE                           BRIDGEWAY
                    BRIDGEWAY       AND LENGTH OF   PRINCIPAL OCCUPATION(S)  FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS           TIME SERVED     DURING PAST FIVE YEARS   BY DIRECTOR     HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
John N. R.          President       Term:           President, Bridgeway     Eleven          None
Montgomery(2)       and             1 Year          Funds, 11/1993 -
Age 49              Director        Length:         Present.
                                    11 Years        President, Bridgeway
                                                    Capital Management,
                                                    Inc., 7/1993-present.

Michael D. Mulcahy  Director        Term: 1 year    Director and Staff       Eleven          None
Age 40                              Length:         Member, Bridgeway
                                    10/01/2003      Capital Management,
                                    to present      Inc., 12/2002 -
                                                    present. Vice
                                                    President, Hewlett
                                                    Packard,
                                                    1/2001-12/20002.
                                                    Executive Vice
                                                    President, Artios, Inc.
                                                    [Internet Co.], 10/1998
                                                    - 1/2001.

Joanna Barnhill     Secretary       Term: 1 year    Staff Member, Bridgeway  N/A             N/A
Age 54                              Length:         Capital Management,
                                    11/22/1993      Inc. since 1993
                                    to present

Linda G. Giuffre    Treasurer/CCO   Term: 1 year    Staff member, Bridgeway  N/A             N/A
Age 42                              Length:         Capital Management,
                                    05/14/2004      Inc., 5/04 to present.
                                    to present      Vice President -
                                                    Compliance, Capstone
                                                    Asset Management
                                                    Company, 1998 - 2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Ultra-Small Company Fund Shareholder,

Our Fund was down 0.51% in the June quarter, beating by over two percentage points our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index of ultra-small stocks (down 2.79%). Ultra-small stocks did more poorly than any other size category in the quarter, and we underperformed both the Russell 2000 Index (up 0.47%) and our peer group, the Lipper Small-Cap Stock Funds Index (up 1.68%). It was a mixed quarter.

The table below presents our June quarter, one-year and average annual total returns for five-year and life-to-date financial results according to the formula required by the SEC. A graph of cumulative quarterly performance appears on page 2.

                                            JUNE QTR.      1 YEAR      5 YEAR    LIFE-TO-DATE
                                             4/1/04        7/1/03      7/1/99       8/5/94
                                          TO 6/30/04(1)  TO 6/30/04  TO 6/30/04   TO 6/30/04
                                          -------------  ----------  ----------   ----------
  Ultra-Small Company Fund
   Return Before Taxes                       -0.51%        40.88%      31.56%       24.06%
   Return After Taxes on
     Distributions(2)                                      37.93%      29.83%       21.83%
   Return After Taxes on
     Distributions and Sale of
     Fund Shares(2)                                        34.15%      27.64%       20.66%
  Lipper Small-Cap Stock Funds                1.68%        30.80%       5.38%       10.20%
  Russell 2000 (small companies)              0.47%        33.37%       6.63%       10.86%
  CRSP Cap-Based Portfolio 10 Index          -2.79%        49.27%      21.16%       17.06%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

     THE LIPPER SMALL-CAP STOCK FUNDS IS AN INDEX OF SMALL-COMPANY FUNDS COMPILED BY LIPPER, INC. THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. THE CRSP CAP-BASED PORTFOLIO 10 INDEX IS AN UNMANAGED INDEX OF 1,780 OF THE SMALLEST PUBLICLY TRADED U.S. STOCKS (WITH DIVIDENDS REINVESTED), AS REPORTED BY THE CENTER FOR RESEARCH ON SECURITY PRICES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THEREFORE THE PERFORMANCE DATA QUOTED ABOVE FOR THE LIPPER SMALL-CAP STOCK FUNDS INDEX, THE RUSSELL 2000 INDEX, AND THE CRSP CAP-BASED PORTFOLIO 10 INDEX DO NOT REFLECT ANY DEDUCTIONS FOR TAXES.

     (1)PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS.

On a relative basis, the performance picture for the Fiscal Year ended June 30, 2004 was the reverse of the quarter. We had a very attractive absolute return (up 40.88%), beating both the Lipper Small-Cap Stock Funds Index (up 30.80%) and the Russell 2000 Index (up 33.37%). However, we UNDERperformed the CRSP Index (up 49.27%). This represents the third fiscal year out of the last ten that we did not beat our primary market index. The other two were Fiscal Years 1995 and 1999. Although I try to focus on long-term performance, I really don't like underperforming "the market," even in a period as short as a year. As detailed in our last two quarterly reports, the primary "culprit" was the fact that the most "doggy" stocks (those indicating potential financial distress) in the CRSP Index DRAMATICALLY outperformed the others, especially in the first three quarters of the Fiscal Year. While we have strong exposure to stocks on the "value" or cheaper end of the spectrum, we tend to avoid stocks that stand a stronger chance of financial distress or bankruptcy. Every stock category, including "doggy" stocks, "gets its day in the sun." We were swimming against the current of some of the best performing ultra-small stocks over the last year.

According to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. I think it's interesting that there were only eight "micro-cap" funds ten years ago.

PERFORMANCE SUMMARY

The graph below presents the quarterly cumulative performance of our Fund and its peer benchmarks since inception. If someone had told me five years ago we were entering the worst (large company) bear market since before World War II, I wouldn't expect to be looking at a graph like this one.

[CHART]

  GROWTH OF $10,000 INVESTED IN ULTRA-SMALL COMPANY FUND AND INDEXES
                  FROM 8/5/94 (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                     8/5/1994    9/30/1994    12/30/1994    3/31/1995   6/30/1995   9/30/1995  12/28/1995

                                     8/5/1994    9/30/1994    12/30/1994    3/30/1995   6/30/1995   9/30/1995  12/30/1995
ULTRA-SMALL COMPANY PORTFOLIO       10,000.00    10,214.01      9,723.74    10,249.35   11,047.50   12,672.99   13,597.88
LIPPER SMALL CO. FUNDS              10,000.00    10,735.02     10,719.93    11,321.71   12,370.75   13,917.22   14,109.55
RUSSELL 2000 (SMALL GRWTH.STOCKS)   10,000.00    10,514.54     10,320.20    10,796.56   11,808.72   12,974.99   13,256.21
CRSP CAP-BASED PORTFOLIO 10         10,000.00    10,524.55      9,892.19    10,799.06   11,859.91   13,389.53   12,880.81


                                                                    8.8%                                            27.1%

                                    3/29/1996    6/28/1996     9/30/1996   12/31/1996   3/31/1997   6/30/1997   9/30/1997

                                    3/30/1996    6/30/1996     9/30/1996   12/30/1996   3/30/1997   6/30/1997   9/30/1997
ULTRA-SMALL COMPANY PORTFOLIO       14,718.42    16,838.36     16,434.57    17,642.21   17,148.43   21,211.79   28,093.80
LIPPER SMALL CO. FUNDS              14,905.53    16,088.92     16,291.65    16,136.47   14,616.82   17,101.98   19,709.63
RUSSELL 2000 (SMALL GRWTH.STOCKS)   13,932.62    14,629.61     14,679.11    15,442.75   14,644.25   17,018.15   19,550.96
CRSP CAP-BASED PORTFOLIO 10         13,972.80    15,302.74     14,969.61    15,081.95   15,034.46   16,438.36   19,814.71

                                   12/31/1997    3/31/1998     6/30/1998    9/30/1998  12/30/1998   3/31/1999   6/30/1999

                                   12/31/1997    3/31/1998     6/30/1998    9/30/1998  12/30/1998   3/31/1999   6/30/1999
ULTRA-SMALL COMPANY PORTFOLIO       24,345.32    28,047.86     25,081.38    18,256.21   21,153.20   19,066.66   21,455.39
LIPPER SMALL CO. FUNDS              18,559.79    20,549.05     19,756.06    15,529.23   18,401.12   17,532.11   20,135.50
RUSSELL 2000 (SMALL GRWTH.STOCKS)   18,896.27    20,796.90     19,827.38    15,833.03   18,415.22   17,416.32   20,124.83
CRSP CAP-BASED PORTFOLIO 10         18,388.42    20,661.92     19,330.24    14,685.51   16,264.90   15,881.77   18,212.20

                                    9/30/1999    12/31/1999     3/31/2000    6/30/2000   9/29/2000  12/29/2000   3/30/2001

                                    9/30/1999    12/31/1999     3/31/2000    6/30/2000   9/29/2000  12/29/2000   3/30/2001
ULTRA-SMALL COMPANY PORTFOLIO       22,088.55     29,700.83     33,715.61    31,067.86   34,003.41   31,111.03   34,650.95
LIPPER SMALL CO. FUNDS              19,689.07     26,044.66     28,960.03    27,236.32   28,153.39   24,328.77   20,670.32
RUSSELL 2000 (SMALL GRWTH.STOCKS)   18,852.37     22,329.67     23,911.47    23,007.68   23,262.04   21,655.08   20,246.35
CRSP CAP-BASED PORTFOLIO 10         17,720.09     20,818.28     24,490.59    22,417.96   22,577.58   18,107.10   20,105.07

                                    6/30/2001     9/30/2001    12/31/2001    3/31/2002   6/30/2002   9/30/2002   12/31/2002
                                                             from pricehist                                      Restated
                                    6/30/2001     9/30/2001    12/31/2001    3/31/2002   6/30/2002   9/30/2002   12/31/2002
ULTRA-SMALL COMPANY PORTFOLIO       38,838.42     36,104.34     41,689.80    44,796.04   45,458.28   38,047.46    43,348.16
LIPPER SMALL CO. FUNDS              23,722.29     18,448.94     22,061.47    22,252.08   20,156.02   16,364.88    17,339.15
RUSSELL 2000 (SMALL GRWTH.STOCKS)   23,139.15     18,328.68     22,193.40    23,077.53   21,150.03   16,623.87    17,647.47
CRSP CAP-BASED PORTFOLIO 10         22,729.35     19,430.72     24,687.82    26,456.47   24,901.66   20,378.13    23,283.52

                                    3/31/2003     6/30/2003     9/30/2003   12/31/2003   3/31/2004   6/30/2004

                                    3/31/2003     6/30/2003     9/30/2003   12/31/2003   3/31/2004   6/30/2004
ULTRA-SMALL COMPANY PORTFOLIO       44,605.95     60,027.54     70,162.77    81,740.68   85,002.05   84,568.58
LIPPER SMALL CO. FUNDS              16,566.52     20,001.47     21,530.69    24,503.59   25,730.28   26,162.65
RUSSELL 2000 (SMALL GRWTH.STOCKS)   16,854.79     20,802.96     22,691.37    25,986.56   27,613.52   27,743.95
CRSP CAP-BASED PORTFOLIO 10         23,237.90     31,859.54     37,829.76    44,671.97   48,923.35   47,557.19
                                                                    16.9%        16.5%        4.0%       -0.5%
                                                                    18.7%        18.1%        9.5%       -2.8%
                                                                    -1.9%        -1.6%       -5.5%        2.3%

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Bridgeway Ultra-Small Company Fund                                   $    84,569

CRSP Cap-based Portfolio 10 Index                                    $    47,557

Russell 2000 Index                                                   $    27,744

Lipper Small-Cap Stock Funds                                         $    26,163

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT WORKED WELL

TRANSLATION: Our ten best performing stocks for the quarter came from nine different industries. There were no major themes.

Ten stocks gained more than 30% in the June quarter:

          RANK   DESCRIPTION                  INDUSTRY                         % GAIN
          ----   -----------                  --------                         ------
            1    Navarre Corp                 Distribution/Wholesale           141.0%
            2    Hawaiian Holdings Inc        Airlines                          76.6%
            3    SFBC International Inc       Commercial Services               55.6%
            4    Onyx Acceptance Corp         Diversified Financial Services    52.6%
            5    Hurco Cos Inc                Machinery-Diversified             46.3%
            6    Hansen Natural Corp          Beverages                         43.4%
            7    Lowrance Electronics Inc     Electronics                       41.8%
            8    Ditech Communications Corp   Telecommunications                40.0%

            9    Kroll Inc                    Commercial Services               37.3%
           10    MB Financial Corp            Banks                             31.9%

Heading up the best performers is a software distribution fulfillment company called Navarre Corporation. Navarre publishes and distributes software, music, and video discs to retailers across the country. Navarre has experienced over 25% sales growth for its past two fiscal years, and the stock has steadily risen over the past year, and especially the last quarter. We have been accumulating Navarre periodically over the past two years. The first shares we bought are now up thirteen fold. It's interesting to read excerpts from the company's financial press releases over the last year:

     7/03 In the midst of a continuing turbulent economy, a difficult retail environment and a poor music sector, we were able to increase our net sales 5% and achieve our eighth consecutive quarter of profitability and maintain a strong balance sheet.

     10/03 Each of our business units continues to gain momentum. I believe that we have yet to reach our optimal performance . . .

     1/04 The Company achieved the largest quarterly sales and profit result in its 20 year history. Management continues to aggressively execute our operating plan for organic and acquisition growth.

     5/04 Our fourth quarter results were a company record. The restructuring of our company has allowed us to increase our focus
     . . .

The biggest DOLLAR gainer for the quarter was SFBC International, third on the list in percentage terms and our top holding as of June 30, 2004 at 5.2% of net assets. SFBC is a clinical research and development company based in Miami, Florida. The company has experienced strong growth, primarily through acquisitions. Our position, which we started in early calendar year 2003 and trimmed this year (perhaps early, but we don't want it to represent "too big a piece of the pie"), was up a nice 55.6% this past quarter.

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Technology and Communication related names dominated the poor performers list this quarter, which is somewhat surprising since it was a good quarter for technology companies in the broader market. Generally, larger stocks performed better than small or ultra-small ones.

Eight stocks declined more than 30% in the June quarter:

        RANK   DESCRIPTION                 INDUSTRY                 % LOSS
        ----   -----------                 --------                 ------
          1    Bankrate Inc                Commercial Services      -56.3%
          2    Evolving Systems Inc        Software                 -55.7%
          3    Brooktrout Inc              Computers                -38.1%
          4    LivePerson Inc              Computers                -36.8%
          5    Dominion Homes Inc          Home Builders            -34.1%
          6    Portal Software Inc         Internet                 -33.0%
          7    Network Engines Inc         Internet                 -32.0%
          8    Eden Bioscience Corp        Biotechnology            -30.8%

The biggest decliner, Bankrate Inc., was ironically on the best performing list for the March 2004 quarter, when it turned in a gain of 26.4%. Bankrate operates a financial services website and pulls together financial products and services. It steadily declined beginning April 1, first on perceptions that an improving job market would push mortgage rates higher, and then on signals that the Federal Reserve was planning to rush interest rates higher generally--both hurt the market for Bankrate's services. The stock ended the quarter down 56.3%, giving up the gains of the prior quarter and more.

DETAILED EXPLANATION OF FISCAL YEAR PERFORMANCE--WHAT WORKED WELL

TRANSLATION: It was quite a year for winning ultra-small companies throughout the economy. From Retail to Software, Healthcare to Oil & Gas, the 44 broad-based stocks below helped fuel our Fund's performance over the past year.

Forty-four stocks gained more than 50% in the Fiscal Year and helped us achieve a 40.88% total return. This market continued to be dominated by small-cap, and especially ultra-small-cap companies. By comparison, the S&P 500 Index of large companies appreciated less than half this amount, 19.11%. Don't forget, however, that large stocks will one day again have their turn to shine. Seventeen of our stocks more than doubled in the Fiscal Year:

          RANK   DESCRIPTION                         INDUSTRY                         % GAIN
          ----   -----------                         --------                         ------
            1    Ditech Communications Corp          Telecommunications               341.4%
            2    Navarre Corp                        Distribution/Wholesale           273.2%
            3    Taser International Inc             Electronics                      240.4%
            4    Somanetics Corp                     Healthcare-Products              235.5%
            5    Petroleum Development Corp          Oil & Gas                        192.6%
            6    Pantry Inc                          Retail                           176.3%
            7    Unify Corp                          Software                         166.7%
            8    Epicor Software Corp                Software                         158.7%
            9    Park-Ohio Holdings Corp             Miscellaneous Manufacturers      138.9%
           10    Kroll Inc                           Commercial Services              138.2%
           11    Schnitzer Steel Industries Inc      Iron/Steel                       135.1%
           12    SFBC International Inc              Commercial Services              127.4%
           13    First Cash Financial Services Inc   Retail                           124.0%
           14    John B. Sanfilippo & SON            Food                             123.3%
           15    PC Mall Inc                         Retail                           113.8%
           16    Edge Petroleum Corp/Delaware        Oil & Gas                        108.4%
           17    Lightspan Inc/                      Software                         105.4%
                 PLATO Learning Inc. (takeover)
           18    Nutraceutical International Corp    Pharmaceuticals                   98.2%
           19    Fedders Corp                        Home Furnishings                  91.5%
           20    Spectranetics Corp                  Healthcare-Products               89.8%
           21    Clean Harbors Inc                   Environmental Control             88.2%
           22    American Vanguard Corp              Chemicals                         85.1%
           23    Mind CTI Ltd                        Software                          83.4%
           24    Sina Corp                           Internet                          82.3%
           25    Orleans Homebuilders Inc            Home Builders                     80.1%
           26    Hawaiian Holdings Inc               Airlines                          76.5%
           27    National Medical Health Card        Pharmaceuticals                   73.6%
                 Systems Inc
           28    Twin Disc Inc                       Machinery-Diversified             72.4%
           29    Media Arts Group Inc                Toys/Games/Hobbies                71.2%
           30    Ventiv Health Inc                   Advertising                       67.6%
           31    Layne Christensen Co                Engineering & Construction        66.9%
           32    Atrion Corp                         Healthcare-Products               58.9%
           33    Frisch's Restaurants Inc            Retail                            58.9%
           34    Clayton Williams Energy Inc         Oil & Gas                         57.8%
           35    Central European Distr. Corp        Distribution/Wholesale            57.8%
           36    Cass Information Systems Inc        Banks                             56.4%
           37    Onyx Acceptance Corp                Diversified Financial Services    56.4%
           38    Brooktrout Inc                      Computers                         55.8%

           39    Aspen Technology Inc                Software                          55.7%
           40    PC Connection Inc                   Retail                            53.1%
           41    MCK Communications Inc/             Telecommunications                52.9%
                 Verso Technologies Inc (takeover)
           42    eCollege.com Inc                    Internet                          52.9%
           43    Bradley Pharmaceuticals Inc         Pharmaceuticals                   51.0%
           44    America's Car Mart Inc              Retail                            50.2%

One of our top performers over the past year was Taser International, Inc. Taser develops and markets conducted energy weapons, "stun guns," used for civilian and prison law enforcement. The company's stock has gained significantly over the past year as sales and earnings have accelerated dramatically. In late June, Taser's stock advanced 65.9% in one week on news that the company might introduce a consumer version of its stun gun device. We have held this stock for over two years, and last year's 240.4% gain was a welcome sight.

DETAILED EXPLANATION OF FISCAL YEAR PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Even with a large number of winning stocks, we did have a few stocks that plummeted precipitously.

Three stocks declined more than 50% in the Fiscal Year ending June 30, 2004. The size of the drop demonstrates the increased risk associated with individual ultra-small stocks and the reason diversification is so important in this market segment.

          RANK   DESCRIPTION                         INDUSTRY                         % LOSS
          ----   -----------                         --------                         ------
           1     Pharmanetics Inc                    Healthcare-Products              -57.6%
           2     Network Engines Inc                 Internet                         -56.7%
           3     LivePerson Inc                      Computers                        -51.2%

We profiled Pharmanetics, Inc., a medical diagnostic manufacturer, in our December 2003 report as a losing stock position. The market took the stock down on concerns that the company was too dependant on a rocky marketing relationship a with French life science company Aventis. Pharmanetics eventually filed a lawsuit against Aventis, which added to the market's jitters. We sold our position (which was a smaller one) early in 2004 at a 57.6% loss.

The second biggest decliner, Network Engines, Inc. is a computer networking card distributor that took a huge stock price hit in December when the company announced that EMC Corp (a major distribution partner) changed the contract between the two companies. One of our models signaled a "buy" in January. Unfortunately, this stock demonstrates an investing maxim learned in business school, "The only problem with a cheap stock is, it may get cheaper." While the initial price action was strongly in our favor, we sold a short five months later and walked away with less than half our original investment.

A CONCERNED SHAREHOLDER

TRANSLATION: While it may be tempting to try to limit losses in an individual stock by simply selling when it drops a certain percentage, our research does not indicate this is a successful way to improve returns with our quantitative models.

I recently received a letter from a shareholder who was extremely disturbed to learn of six fund holdings that dropped an average of almost 30%. (Since the list of Ultra-Small Company's worst stocks averages over 50%, it is probably clear he owns a different Bridgeway fund.) Every once in a while I get such a reaction from a shareholder who doesn't understand why we don't just set "stop loss orders" (market orders to sell below a certain price), or similarly sell stocks that have dropped a certain amount (say, 20% down from where we bought them) in order to minimize losses in individual stocks. Actually, I have studied this strategy and have yet to use it in combination with a Bridgeway model; which is to say, so far, on average I think it's a good way to destroy value, especially in a fund of more volatile stocks. Sure, it would have been nice to identify such a stock before it dropped, say 20%, but once it has, the only relevant question is, "Is it then more likely to go up or go down?" Unless you can answer that question, there's no way to profit from the information. From the standpoint of measures of valuation, you'd prefer to buy (or continue to hold) a stock when it's cheaper, not stay away from all cheaper stocks (or sell ones you happen to have owned before they got cheaper). For some of our models, if a stock goes down 30%, the model just likes it better (although that is not true with all of our models). The nice thing with our models is that they take the emotion of having previously "lost money" out of the equation of what the best decision is currently. In the language of engineering, a previous decline is a "sunk cost;" it has nothing to do with the current decision (unless one can show statistically that it does).

TOP TEN HOLDINGS

At quarter end, Consumer Cyclicals comprised our largest sector representation at 24.7% of net assets, followed by Consumer Non-Cyclicals at 23.9% and Industrials at 12.7%.

Our top ten holdings now represent 29.9% of total net assets, indicating continued strong concentration in our largest positions.

                                                                                      PERCENT OF
          RANK   DESCRIPTION                            INDUSTRY                      NET ASSETS
          ----   -----------                            --------                      ----------
            1    SFBC International Inc                 Commercial Services               5.2%
            2    Deckers Outdoor Corp                   Apparel                           4.0%
            3    Taser International Inc                Electronics                       3.5%
            4    America Service Group Inc              Healthcare-Services               2.8%
            5    Petroleum Development Corp             Oil & Gas                         2.7%
            6    Navarre Corp                           Distribution/Wholesale            2.6%
            7    Matrixx Initiatives Inc                Pharmaceuticals                   2.4%
            8    Central European Distr. Corp           Distribution/Wholesale            2.3%
            9    Nat' Medical Health Card Systems Inc   Pharmaceuticals                   2.2%
           10    Ventiv Health Inc                      Advertising                       2.2%
                                                                                         ----
                 Total                                                                   29.9%

TAX EFFICIENCY

TRANSLATION: While the very active management of this fund makes tax efficiency more difficult, we still work at it. Based on data from Morningstar, our fund ranks 43rd in tax efficiency among the top 100 domestic equity funds over the last five years ended June 30, 2004.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 and 2, Ultra-Small Company, and Micro-Cap Limited to be less tax efficient relative to the other Bridgeway funds over the long haul.

Having said that, after pursuing tax management it in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds. On an absolute basis, the tax efficiency of Bridgeway Ultra-Small Company Fund has been fairly strong; a hypothetical investor since inception has kept 83.6% of his or her total return after paying taxes on distributions at the maximum rate, assuming no shares were sold. Among the top 100 performing domestic equity funds over the last five years, our Fund ranks 43rd in tax efficiency (the percentage of return that a shareholder at the highest tax bracket gets to keep after taxes on distributions only). Although harder to accomplish in a closed fund, I'd like to see this rating even higher.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:
      Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per share declines as the assets grow. Opportunities to take advantage of economies of scale are greatly limited in a closed fund, however. Other operating expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a percentage of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS ULTRA-SMALL COMPANY DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. Based on Lipper, Inc. data, the Ultra-Small Company ranked 1st of 8 micro-cap funds and 1st of 1,140 domestic equity funds since inception on August 5, 1994. For the 1- and 5- year periods ended August 12th, the Fund ranked 333rd out of 6,291 and 5th out of 3,457domestic equity finds, respectively. Its management fee of 0.90% as of March 31, 2004 is less the average for ultra-small cap funds of 1.17%, and its overall expense ratio of 1.28% is much lower than the 2.20% for industry peers. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE

THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN THE SMALL COMPANIES WITHIN THIS SMALL-CAP FUND CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR.(08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montogomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                            ULTRA-SMALL COMPANY FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

    INDUSTRY     COMPANY                                                SHARES             VALUE
    --------     -------                                                ------             -----
Common Stock - 96.4%
    Advertising - 2.2%
                 Ventiv Health Inc*                                    141,800   $     2,195,064

    Aerospace/Defense - 0.4%
                 Spacehab Inc*                                         100,000           367,000

    Airlines - 1.8%
                 Hawaiian Holdings Inc*                                196,700         1,406,405
                 Midwest Express holdings Inc*                          95,000           396,150
                                                                                 ---------------
                                                                                       1,802,555

    Apparel - 4.7%
                 Deckers Outdoor Corp*                                 136,000         4,010,640
                 Haggar Corp                                            36,600           737,490
                                                                                 ---------------
                                                                                       4,748,130

    Auto Parts & Equipment - 1.0%
                 Titan International Inc/Illinois                       99,000         1,018,710

    Banks - 5.2%
                 Bank of the Ozarks Inc                                 86,600         2,017,780
                 Capital Crossing Bank *                                22,400         1,250,592
                 Cascade Financial Corp                                 10,000           175,000
                 Cass Information Systems Inc                            2,194            87,321
                 Guaranty Federal Bancshares Inc                        13,000           250,250
                 Northrim BanCorp Inc                                    4,800            97,104
                 Pinnacle Financial Partners Inc*                       25,000           457,500
                 Vineyard National Bancorp Co                           21,000           837,690
                 Western Sierra Bancorp *                                4,530           140,294
                                                                                 ---------------
                                                                                       5,313,531

    Beverages - 1.1%
                 Golden State Vintners Inc*                             30,700           252,968
                 Hansen Natural Corp*                                   33,501           848,580
                                                                                 ---------------
                                                                                       1,101,548

    Building Materials - 0.5%
                 Craftmade International Inc                            26,800           530,640

    Chemicals - 0.7%
                 American Vanguard Corp                                 21,000           708,330

    Commercial Services - 6.4%
                 Bankrate Inc *                                         26,558           227,336
                 Collectors Universe*                                   23,500           307,145
                 Discovery Partners International                       63,000           321,300
                   Inc *
                 Kroll Inc*                                              2,515            92,753
                 Rent-Way Inc*                                          30,000           270,000
                 SFBC International Inc *                              167,290         5,241,196
                                                                                 ---------------
                                                                                       6,459,730

    Computers - 0.9%
                 Extended Systems Inc*                                  35,000           175,000
                 Inforte Corp*                                          70,000           706,930
                                                                                 ---------------
                                                                                         881,930

    Cosmetics/Personal Care - 0.8%
                 Parlux Fragrances Inc*                                 69,600           762,190

    Distribution/Wholesale - 6.4%
                 Building Material Holding Corp                         57,000         1,079,010
                 Central European Distribution Corp*                    88,950         2,304,694
                 Huttig Building Products Inc*                          54,000           414,720
                 Navarre Corp *                                        185,984         2,676,310
                                                                                 ---------------
                                                                                       6,474,734

    Diversified Finanancial Services - 0.8%
                 E*TRADE Group Inc *                                     4,585   $        51,123
                 Onyx Acceptance Corp                                   17,800           292,988
                 Sanders Morris Harris Group Inc                        33,700           497,075
                                                                                 ---------------
                                                                                         841,186

    Electrical Components & Equipment - 1.2%
                 Ultralife Batteries Inc*                               62,800         1,215,808

    Electronics - 7.6%
                 Bonso Electronic International Inc*                    26,000           156,000
                 California Micro Devices*                             185,200         2,135,356
                 Image Sensing Systems Inc*                             20,100           241,200
                 Iteris Holdings Inc*                                   61,000           200,690
                 LeCroy Corp*                                           45,100           812,251
                 Lowrance Electronics Inc                               13,600           421,042
                 SMTEK International Inc*                               30,044           211,510
                 Taser International Inc*                               81,000         3,509,730
                                                                                 ---------------
                                                                                       7,687,779

    Engineering & Construction - 0.4%
                 Layne Christensen Co*                                  24,300           402,165

    Food - 3.3%
                 Cal-Maine Foods Inc+                                  148,000         2,072,000
                 Nash Finch Co                                          48,681         1,218,485
                                                                                 ---------------
                                                                                       3,290,485

    Gas - 0.2%
                 Chesapeake Utilities Corp                               7,700           174,790

    Healthcare - Products - 3.2%
                 Atrion Corp                                             8,400           364,056
                 Cantel Medical Corp*                                   14,300           308,165
                 Criticare Systems Inc *                                68,300           204,217
                 DEL Global Technologies Corp                            1,408                 0
                 Quinton Cardiology Systems Inc*                        96,200           974,506
                 Somanetics Corp*                                       28,000           383,880
                 Spectranetics Corp*                                   115,800           648,480
                 Synovis Life Technologies Inc *                        20,500           220,375
                 Tutogen Medical Inc *                                  30,800           123,816
                                                                                 ---------------
                                                                                       3,227,495

    Healthcare - Services - 3.3%
                 Advocat, Inc.*                                         53,200            97,356
                 Air Methods Corp *                                     34,650           300,069
                 America Service Group Inc *                            80,700         2,804,325
                 Continucare Corp*                                      70,000           134,400
                 Interdent Inc*                                              1                 0
                                                                                 ---------------
                                                                                       3,336,150

    Home Builders - 3.7%
                 Cavalier Homes Inc*                                    84,100           449,935
                 Meritage Corp *                                        27,700         1,905,760
                 National RV Holdings Inc*                              72,400         1,067,900
                 Orleans Homebuilders Inc *                             15,700           302,539
                                                                                 ---------------
                                                                                       3,726,134

    Insurance - 1.4%
                 Fidelity National Financial Inc                         2,338            87,301
                 Navigators Group Inc *                                 40,000         1,155,600
                 Penn-America Group Inc                                 10,200           142,800
                                                                                 ---------------
                                                                                       1,385,701

    INDUSTRY     COMPANY                                                SHARES             VALUE
    --------     -------                                                ------             -----
    Internet - 4.4%
                 Corillian Corp*                                       163,057   $       821,807
                 Hollywood Media Corp*                                 161,900           590,935
                 I-many Inc*                                           576,500           686,035
                 IBasis Inc*+                                          263,500           447,950
                 iParty Corp*                                          246,600           219,474
                 Sina Corp *                                            52,100         1,718,779
                 SupportSoft Inc *                                       3,300            28,644
                                                                                 ---------------
                                                                                       4,513,624

    Iron/Steel - 0.2%
                 Great Northern Iron ORE Property                        2,300           221,076

    Machinery-Diversified - 0.7%
                 Hurco Companies Inc *                                  40,000           476,760
                 Twin Disc Inc                                           7,700           187,880
                                                                                 ---------------
                                                                                         664,640

    Mining - 0.5%
                 Brush Engineering Materials Inc*                       29,200           551,880

    Miscellaneous Manufacturing - 0.7%
                 Atlantis Plastics Inc*                                 18,600           312,480
                 Park-Ohio Holdings Corp *                              21,800           257,240
                 Peerless Manufacturing Co*                             10,900           129,165
                                                                                 ---------------
                                                                                         698,885

    Oil & Gas - 7.9%
                 CREDO Petroleum Corp*                                   7,400           118,030
                 Edge Petroleum Corp.*                                  96,114         1,633,938
                 Giant Industries Inc*                                  54,700         1,203,400
                 Infinity Inc*                                         147,940           571,048
                 Mission Resources Corp*                               290,000         1,653,000
                 Mitcham Industries Inc*                                13,500            69,390
                 Petroleum Development Corp *                          100,600         2,758,452
                                                                                 ---------------
                                                                                       8,007,258

    Pharmaceuticals - 5.9%
                 Matrixx Initiatives Inc *                             240,856         2,454,323
                 National Medical Health Card
                     Systems Inc*                                       83,300         2,235,772
                 Nutraceutical International Corp*                      63,000         1,342,530
                                                                                 ---------------
                                                                                       6,032,625

    Retail - 7.1%
                 America's Car Mart Inc *                               11,300           339,339
                 Books-A-Million Inc*                                   37,900           223,989
                 Cache Inc*                                              2,397            32,383
                 Cosi Inc*                                              59,800           357,006
                 Cost-U-Less Inc*                                      107,700           646,200
                 Denny's Corporation*                                  320,000           684,800
                 EZ Corp Inc                                            47,506           471,260
                 First Cash Financial Services Inc *                    77,250         1,643,880
                 Frisch's Restaurants Inc                               19,000           565,250
                 JOS A Bank Clothiers Inc *                             57,550         1,806,495
                 The Pantry Inc*                                        21,200           462,160
                                                                                 ---------------
                                                                                       7,232,762

    Savings & Loans - 0.1%
                 NewMil Bancorp Inc                                      4,800           141,600

    Semiconductors - 1.3%
                 FSI International Inc                                 166,300         1,298,803

    Software - 3.8%
                 Altiris Inc *                                          24,000   $       662,640
                 Aspen Technology Inc *                                141,100         1,024,386
                 INVESTools, Inc*                                      220,000           477,400
                 Informatica Corp *                                     24,000           183,120
                 Mind CTI Ltd                                           69,285           324,254
                 Moldflow Corp *                                        28,700           313,404
                 TradeStation Group Inc *                              112,200           806,718
                 Unify Corp*                                           101,837            81,470
                                                                                 ---------------
                                                                                       3,873,392

    Telecommunications - 5.3%
                 AirGate PCS Inc.*                                      78,800         1,442,040
                 Boston Communications Group*                          144,000         1,476,000
                 Comtech Telecommunications *                           32,850           741,096
                 Ditech Communications Corp *                           51,281         1,196,899
                 Intrado Inc *                                          32,413           521,525
                                                                                 ---------------
                                                                                       5,377,560

    Transportation - 1.3%
                 Dynamex Inc*                                           94,400         1,313,104
                                                                                 ---------------

    Total Common Stock (Identified Cost $60,749,854)                             $    97,578,994

Short-term Investments - 1.2%

    Money Market Funds - 1.2%
                 Firstar U S Treasury Money Market
                   Fund Institutional                                1,261,667         1,261,667
                                                                                 ---------------

    Total Short-term Investments (Identified Cost $1,261,667)                    $     1,261,667
                                                                                 ---------------

Total Investments - 97.6% (Identified Cost $62,011,521) **                       $    98,840,661

Other Assets and Liabilities, net - 2.4%                                               2,392,331
                                                                                 ---------------

Total Net Assets - 100.0%                                                        $   101,232,992
                                                                                 ===============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See Note 6 for tax cost figures.

+ This security or a portion of this security is out on loan at June 30, 2004. Total loaned securities had a market value of $2,519,950 at June 30, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:

     Investments at value* (cost - $62,011,521)                                              $   98,840,661
     Receivable for portfolio securities sold                                                     2,844,792
     Receivable for dividends                                                                        31,884
     Prepaid expenses                                                                                 5,155
-----------------------------------------------------------------------------------------------------------
        Total assets                                                                            101,722,492
-----------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for fund shares redeemed                                                                 5,000
     Payable for portfolio securities purchased                                                     336,928
     Payable for management fee                                                                      79,757
     Accrued expenses                                                                                67,815
-----------------------------------------------------------------------------------------------------------
        Total liabilities                                                                           489,500
-----------------------------------------------------------------------------------------------------------
     NET ASSETS (2,471,114 SHARES OUTSTANDING)                                               $  101,232,992
===========================================================================================================
     Net asset value, offering and redemption price per share ($101,232,992 / 2,471,114)     $        40.97
===========================================================================================================

NET ASSETS REPRESENT:
     Paid-in capital                                                                         $   47,291,890
     Undistributed net investment loss                                                                    0
     Undistributed net realized gain                                                             17,111,962
     Net unrealized appreciation of investments                                                  36,829,140
-----------------------------------------------------------------------------------------------------------
     NET ASSETS                                                                              $  101,232,992
===========================================================================================================

* At June 30, 2004 securities with an aggregate market value of $2,519,950 were on loan to brokers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
     Dividends                                                                               $      240,114
     Securities lending                                                                              63,387
-----------------------------------------------------------------------------------------------------------
        Total income                                                                                303,501
-----------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fees                                                                                878,143
     Accounting fees:
        Bridgeway Capital Management, Inc.                                                           81,481
        ALPS Mutual Funds Services, Inc.                                                             18,509
     Transfer agent fees:
        Bridgeway Capital Management, Inc.                                                           45,833
        Citigroup Fund Services, Inc.                                                                25,164
     Audit fees                                                                                      28,093
     Custody                                                                                         18,465
     Insurance                                                                                        5,831
     Legal                                                                                            5,977
     Registration fees                                                                                3,460
     Directors' fees                                                                                  6,189
     Miscellaneous                                                                                    2,475
-----------------------------------------------------------------------------------------------------------
        Total expenses                                                                            1,119,620
-----------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                                (816,119)
-----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                                            28,241,288
     Net change in unrealized appreciation                                                        3,806,027
-----------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain                                                            32,047,315
-----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   31,231,196
===========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED        YEAR ENDED
                                                      JUNE 30, 2004    JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment loss                                $     (816,119)   $     (483,356)
  Net realized gain on investments                       28,241,288         2,936,986
  Net change in unrealized appreciation                   3,806,027        16,645,661
-------------------------------------------------------------------------------------
    Net increase resulting from operations               31,231,196        19,099,291
-------------------------------------------------------------------------------------
  Distributions to shareholders:
    From realized gains on investments                  (12,258,703)       (7,812,088)
-------------------------------------------------------------------------------------
     Total distributions to shareholders                (12,258,703)       (7,812,088)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
  Proceeds from sale of shares                            1,106,614         3,033,907
  Reinvestment of dividends                              12,016,891         7,737,020
  Cost of shares redeemed                                (8,312,596)       (5,417,265)
-------------------------------------------------------------------------------------
    Net increase from Fund share transactions             4,810,909         5,353,662
-------------------------------------------------------------------------------------
    Net increase in net assets                           23,783,402        16,640,865
NET ASSETS:
  Beginning of period                                    77,449,590        60,808,725
-------------------------------------------------------------------------------------
  End of period *                                    $  101,232,992    $   77,449,590
=====================================================================================

Number of Fund shares:
  Sold                                                       27,516           119,382
  Issued on dividends reinvested                            300,646           327,866
  Redeemed                                                 (209,082)         (204,489)
-------------------------------------------------------------------------------------
    Net increase (decrease)                                 119,080           242,759
  Outstanding at beginning of period                      2,352,034         2,109,275
-------------------------------------------------------------------------------------
  Outstanding at end of period                            2,471,114         2,352,034
=====================================================================================

* Including undistributed net investment income (loss) of $0 for 2004 and $0 for 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                   YEAR ENDED
                                                ---------------------------------------------------------------------------------
                                                JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2000
                                                                                   (RESTATED)
PER SHARE DATA
     Net asset value,
         beginning of period                    $       32.93    $       28.83    $       26.99    $       21.59    $       14.91
---------------------------------------------------------------------------------------------------------------------------------
     Income (loss) from
         investment operations:
             Net investment loss*                       (0.33)           (0.21)           (0.14)           (0.22)           (0.26)
             Net realized and
                 unrealized gain (loss)                 13.66             7.99             4.43             5.62             6.94
---------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                   13.33             7.78             4.29             5.40             6.68
---------------------------------------------------------------------------------------------------------------------------------

     Less distributions to shareholders:
         Net investment income                           0.00             0.00             0.00             0.00             0.00
         Net realized gains                             (5.29)           (3.68)           (2.45)            0.00             0.00
---------------------------------------------------------------------------------------------------------------------------------
     Total distributions                                (5.29)           (3.68)           (2.45)            0.00             0.00
---------------------------------------------------------------------------------------------------------------------------------

     Net asset value, end of period             $       40.97    $       32.93    $       28.83    $       26.99    $       21.59
=================================================================================================================================

TOTAL RETURN                                            40.88%           32.00%           17.04%           25.01%           44.80%

RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period ('000s)          $     101,233    $      77,450    $      60,809    $      51,764    $      41,959
     Ratios to average net assets:
         Expenses after waivers
             and reimbursements                          1.15%            1.29%            1.26%            1.61%            1.85%
         Expenses before waivers
             and reimbursements                          1.15%            1.29%            1.26%            1.61%            1.85%
         Net investment loss after waivers
             and reimbursements                         (0.84%)          (0.82%)          (0.53%)          (0.93%)          (1.36%)

     Portfolio turnover rate                             71.1%            56.1%           120.6%            57.0%            65.4%

* Based on average daily shares outstanding.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION:

      Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

      Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

      On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

      Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Ultra-Small Company Fund (the "Fund").

      SECURITIES, FUTURES AND OTHER INVESTMENTS VALUATION

      Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

      Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

      Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      SECURITIES LENDING

      Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had total loaned securities valued at $2,519,950 and received U.S. Treasury securities with a value of $2,510,190 as collateral. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan as was the case on June 30, 2004.

      USE OF ESTIMATES IN FINANCIAL STATEMENTS

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      RISKS AND UNCERTAINTIES

      The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

      12b-1 PLAN

      Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

      SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

      Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

      FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004, there were no outstanding futures contracts.

      OPTIONS

      An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, there were no outstanding options.

      INDEMNIFICATION

      Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.    MANAGEMENT FEES AND RELATED PARTY TRANSACTIONS:

      The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. The Fund pays a flat 0.9% annual management fee of average daily net assets, computed daily and payable monthly, except that while the net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

      One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agency fees expense categories of the financial statements. For the year ended June 30, 2004 the Adviser earned $878,143 for adviser fees, $81,481 for accounting fees and $45,833 for transfer agency fees.

      The Adviser has agreed to reimburse the Fund for any operating expenses above 2.0%.

      From time to time, the Adviser may make short-term investments in funds in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                   FISCAL YEAR   FISCAL YEAR
                                                       2003         2004
                                                       ----         ----
        Purchases                                 $  2,008,222  $    618,344
        Redemptions *                                2,181,276       695,157
        Reinvestment of Dividends                      169,951        80,600
        Net Realized Gain/(Loss) on Redemptions        175,901        93,049

        * Of these amounts $1,146,976 and $430,890 represent redemptions in-kind for fiscal year 2003 and fiscal year 2004, respectively.

      On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The transactions are reviewed quarterly by Board of Directors. Total interportfolio trades for Fiscal Year 2004 amounted to $9,077,455 and $4,977,977 for purchases and sales, respectively. Total net realized losses to the Fund on interportfolio trades for Fiscal Year 2004 were $1,586,545. At June 30, 2004 unsettled interportfolo purchases and sales totaled $220,391 and $2,499,859, respectively. Net realized losses to the Fund on unsettled interportfolio trades at June 30, 2004 totaled $1,337,992. These trades were settled on July 2, 2004.

      Redemptions in-kind resulted in net realized gains to the Fund of $801,360 and $258,864 for fiscal year 2003 and fiscal year 2004, respectively. These net realized gains have been reclassified from accumulated net realized gain on investments to paid-in-capital.

      BOARD OF DIRECTORS COMPENSATION

      Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount paid attributable to the Ultra-Small Company Fund is disclosed in the Statement of Operations.

4.    SERVICE PROVIDERS:

      The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly. The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

      The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

      The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.    PURCHASES AND SALES OF INVESTMENT SECURITIES:

      Aggregate purchases and sales, other than U.S. government securities and cash equivalents were $84,930,453 and $63,292,690, respectively, for the year ended June 30, 2004.

6.    FEDERAL INCOME TAXES:

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

      The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

            Aggregate unrealized gain                 $   38,498,266
            Aggregate unrealized loss                     (1,784,717)
            Net gain (loss)                               36,713,549
            Cost of investments                           62,127,112

      The tax basis components of net assets differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. The following details the tax basis distributions as well as the components of net assets.

         Components of net assets
            Undistributed Ordinary income             $    2,156,231
            Accumulated Capital gains (losses)            15,071,322
            Unrealized appreciation(depreciation)         36,713,549

      The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 were as follows:

                                                    YEAR ENDED      YEAR ENDED
                                                  JUNE 30, 2004    JUNE 30, 2003
         Ordinary income                          $   1,778,425    $           0
         Long-term capital gains                  $  11,659,278    $   7,812,988

      The Fund incurred a net loss from investment operations and made no distributions from net investment income during the year. Distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The ordinary income distributions did not qualify for the dividends received deduction of corporate shareholders.

      During the year ended June 30, 2004, the Fund paid a long-term capital gain distribution of $4.214 per share to shareholders of record.

      Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and wash sales. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $816,119 were reclassified to accumulated capital gains for the year ended June 30, 2004. During the year ended June 30, 2004, $944,759 was reclassified to paid-in capital from accumulated capital gains. Net assets were unaffected by the reclassifications.

7.    BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

      The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.    SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

      On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund which it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Ultra Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra Small Company Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUND, INC.
                            ULTRA-SMALL COMPANY FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                          BROKER
                                                              AFFIRMATIVE      AGAINST      ABSTAIN    NON-VOTES
(1) Kirbyjon Caldwell, Karen Gerstner, Miles Douglas
Harper, III, John Montgomery and Michael D. Mulcahy were
elected Directors of the Board of Bridgeway Funds, Inc.

  Kirbyjon Caldwell                                            28,546,277                 1,012,706
  Karen Gerstner                                               29,253,578                   305,405
  Miles Douglas Harper, III                                    29,252,323                   306,661
  John N.R. Montgomery                                         28,671,840                   887,144
  Michael D. Mulcahy                                           28,630,453                   928,531

(2) Ratification of the selection of independent
auditors for Bridgeway Funds                                   29,105,022      166,079      287,882
(3) Permit Bridgeway Funds to pursue investment in
individual stock options and futures                           21,007,103    3,208,548      511,439    4,831,893
(4) Ratification of the Board's decision to offer
additional classes of shares of Bridgeway Funds at a           22,328,190    1,877,211      521,690    4,831,893
future date.
(5) Approval of a modification to the existing 12b-1
plan to include a provision for future classes of
shares to accommodate 12b-1 fees up to a maximum of            19,996,940    4,219,160      510,990    4,831,893
0.25%.
(6) To consider any other business - There was no other
business introduced at the meeting.

For Ultra-Small Company Fund Shareholders only:
(7) To approve a change in Bridgeway Funds' investment
restrictions to permit the borrowing and lending of
cash between the Funds once Securities and Exchange
Commission ("SEC") permission is received.                      1,648,380       74,618       12,210       60,985
(8) To approve the Management Agreement, as revised
between the Adviser and Bridgeway Funds                         1,729,034       34,410       32,748
(9) To approve a change in the investment restrictions
to permit Bridgeway Funds to lend the Fund's
securities to third parties as permitted by the SEC.            1,579,614      120,317       35,277       60,985

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                                                                                     # OF
                                           TERM OF                                   BRIDGEWAY
                      POSITION(S) HELD     OFFICE AND                                FUNDS
                      WITH BRIDGEWAY       LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN      OTHER DIRECTORSHIPS
NAME AND AGE          FUNDS                TIME SERVED    DURING PAST FIVE YEARS     BY DIRECTOR   HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell     Director             Term:          Senior Pastor of           Eleven        Continental Airlines,
Age 51                                     1 Year         Windsor Village United                   Inc., JP Morgan Chase
                                           Length:        Methodist Church,                        Advisory Board,
                                           3 Years        since 1982                               American Church
                                                                                                   Mortgage Company,
                                                                                                   Reliant Resources,
                                                                                                   Inc. [energy &
                                                                                                   electricity services].

Karen S. Gerstner     Director             Term:          Principal, Karen S.        Eleven        None
Age 49                                     1 Year         Gerstner & Associates,
                                           Length:        P.C., 2003 to present.
                                           10 Years       Attorney and Partner,
                                                          Davis Ridout, Jones
                                                          and Gerstner LLP,
                                                          1/1999 to 2003.

Miles Douglas         Director             Term:          Partner, 10/1998 to        Eleven        Calvert Large-Cap
Harper, III(1)                             1 Year         present Gainer,                          Growth Fund(3)
Age 42                                     Length:        Donnelly, Desroches,                     (1 Portfolio)
                                           10 Years       LLP

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                                    TERM OF                                         NUMBER OF
                  POSITIONS HELD    OFFICE AND                                      BRIDGEWAY
                  WITH BRIDGEWAY    LENGTH OF      PRINCIPAL OCCUPATION(S) DURING   FUNDS OVERSEEN   OTHER DIRECTORSHIPS
NAME AND AGE      FUNDS             TIME SERVED    PAST FIVE YEARS                  BY DIRECTOR      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
John N. R.        President and     Term:          President, Bridgeway Funds,      Eleven           None
Montgomery(2)     Director          1 Year         11/1993 - Present. President,
Age 49                              Length:        Bridgeway Capital Management,
                                    11 Years       Inc., 7/1993-present.

Michael D.        Director          Term: 1 year   Director and Staff Member,       Eleven           None
Mulcahy                             Length:        Bridgeway Capital Management,
Age 40                              10/01/2003 to  Inc., 12/2002 - present. Vice
                                    present        President, Hewlett Packard,
                                                   1/2001-12/20002. Executive
                                                   Vice President, Artios, Inc.
                                                   [Internet Co.], 10/1998 -
                                                   1/2001.

Joanna Barnhill   Secretary         Term: 1 year   Staff Member, Bridgeway          N/A              N/A
Age 54                              Length:        Capital Management, Inc. since
                                    11/22/1993 to  1993
                                    present

Linda G. Giuffre  Treasurer/CCO     Term: 1 year   Staff member, Bridgeway          N/A              N/A
Age 42                              Length:        Capital Management, Inc., 5/04
                                    05/14/2004 to  to present. Vice President -
                                    present        Compliance, Capstone Asset
                                                   Management Company, 1998 -
                                                   2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Ultra-Small Company Market Fund Shareholder,

Our Fund was up 8.03% in the six months from January to June of 2004. This compares to a 6.77% return for the Russell 2000 Index, 6.76% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 6.46% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. I am very pleased.

The table below presents the six-month, one-year and average annual total return for five-year and life-to-date performance of our Fund and benchmarks.

                                                   SIX-MONTH       1 YEAR       5 YEAR     LIFE-TO-DATE
                                                     1/1/04        7/1/03       7/1/99      7/31/97 TO
                                                 TO 6/30/04(1)   TO 6/30/04   TO 6/30/04    TO 6/30/04
                                                 -------------   ----------   ----------    ----------
     Ultra-Small Company Market Fund
       Return Before Taxes                           8.03%         47.41%       26.89%        18.66%
       Return After Taxes on Distributions(2)                      47.35%       26.80%        18.59%
       Return After Taxes on
         Distributions and Sale of Fund
         Shares(2)                                                 40.29%       24.06%        16.73%
     CRSP Cap-Based Portfolio 10 Index               6.46%         49.27%       21.16%        16.57%
     Lipper Small-Cap Stock Funds Index              6.76%         33.37%        6.63%         6.62%
     Russell 2000 Index                              6.77%         30.80%        5.38%         6.34%

   PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

   THE CRSP CAP-BASED PORTFOLIO 10 INDEX IS AN UNMANAGED INDEX OF 1,682 OF THE SMALLEST PUBLICLY TRADED U.S. STOCKS (WITH DIVIDENDS REINVESTED), AS REPORTED BY THE CENTER FOR RESEARCH ON SECURITY PRICES. THE LIPPER SMALL-CAP STOCK FUNDS IS AN INDEX OF SMALL-COMPANY FUNDS COMPILED BY LIPPER, INC. THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 1,780 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THEREFORE THE PERFORMANCE DATA QUOTED ABOVE FOR THE CRSP CAP-BASED PORTFOLIO 10 INDEX ,THE LIPPER SMALL-CAP STOCK FUNDS INDEX, AND THE RUSSELL 2000 INDEX DO NOT REFLECT ANY DEDUCTIONS FOR TAXES.

   (1) PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
   (2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS.

In the Fiscal Year ending June 30, 2004 the Fund was up 47.41%, compared to a 30.80% return for the Russell 2000 Index, 33.37% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 49.27% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index.

According to data from Lipper, Inc., the Ultra-Small Company Market Fund ranked 6th of 71 micro-cap funds for the calendar year, 5th of 44 over the last five years, and 6th of 30 since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. We DID have the wind at our backs for most of the Fiscal Year as ultra-small stocks soundly beat most other market categories. Still, I'm pleased with our record, especially given the passively managed nature of this Fund. Recent articles and some research have indicated that smaller cap stocks are a segment of the market where it is more likely that you'll do better with actively managed funds. That hasn't been proven true yet with the historical record of this Fund versus our peer group. Our advantages?
a) the superior historical average annual return of ultra-small stocks--although this has definitely not been true over every time period and may not be true in the near term or even over the next, say, five years. (Of course, the higher return has come at the cost of greater short-term volatility.) b) the lower expense ratio advantage (0.75% for this Fund over the last fiscal year). c) lower transaction costs, on average. d) for a taxable account, greater tax efficiency. and e) greater diversification across a larger number of companies (703 at the end of June).

PERFORMANCE SUMMARY

The graph below presents the quarterly cumulative performance of our Fund and its peer benchmarks since inception. If someone had told me five years ago we were entering the worst (large company) bear market since before World War II, I wouldn't expect to be looking at a graph like this one.

[CHART]

    GROWTH OF $10,000 INVESTED IN ULTRA-SMALL COMPANY MARKET FUND AND INDEXES
                       FROM 7/31/97 (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                      8/5/1994   9/30/1994   12/30/1994   3/31/1995   6/30/1995   9/30/1995   12/28/1995

                                      8/5/1994   9/30/1994   12/30/1994   3/31/1995   6/30/1995   9/30/1995   12/28/1995
USC MARKET FUND
CRSP CAP-BASED PORTFOLIO 10
RUSSELL 2000 (SMALL GROWTH STOCKS)
LIPPER SMALL CO.

                                     3/29/1996   6/28/1996    9/30/1996   12/31/1996   3/31/1997   6/30/1997    9/30/1997

                                     3/29/1996   6/28/1996    9/30/1996   12/31/1996   3/31/1997   6/30/1997    9/30/1997
USC MARKET FUND                                                                                    10,000.00    11,280.00
CRSP CAP-BASED PORTFOLIO 10                                                                        10,000.00    12,031.50
RUSSELL 2000 (SMALL GROWTH STOCKS)                                                                 10,000.00    10,977.50
LIPPER SMALL CO.                                                                                   10,000.00    11,524.76
                                                                                                                     1.13
                                                                                                                     1.20

                                    12/31/1997   3/31/1998   6/30/1998   9/30/1998   12/30/1998   3/31/1999   6/30/1999

                                    12/31/1997   3/31/1998   6/30/1998   9/30/1998   12/30/1998   3/31/1999   6/30/1999
USC MARKET FUND                       9,960.00   11,720.00   11,380.00    8,780.00     9,780.00    9,160.00    9,920.00
CRSP CAP-BASED PORTFOLIO 10          11,165.46   12,545.93   11,737.33    8,917.05     9,876.05    9,643.42   11,058.45
RUSSELL 2000 (SMALL GROWTH STOCKS)   10,609.90   11,677.08   11,132.71    8,889.95    10,339.81    9,778.94   11,299.72
LIPPER SMALL CO.                     10,852.42   12,015.59   11,551.91    9,080.37    10,759.64   10,251.50   11,773.78
                                          0.88        1.18        0.97        0.77         1.11        0.94        1.08
                                          0.93        1.12        0.94        0.76         1.11        0.98        1.15

                                    9/30/1999   12/31/1999   3/31/2000   6/30/2000   9/29/2000   12/29/2000   3/30/2001

                                    9/30/1999   12/31/1999   3/31/2000   6/30/2000   9/29/2000   12/29/2000   3/30/2001
USC MARKET FUND                     10,300.00    12,860.00   14,140.00   13,240.00   14,440.00    12,946.21   13,228.09
CRSP CAP-BASED PORTFOLIO 10         10,759.65    12,640.87   14,870.70   13,612.20   13,709.11    10,994.64   12,207.80
RUSSELL 2000 (SMALL GROWTH STOCKS)  10,585.26    12,537.69   13,425.85   12,918.39   13,061.20    12,158.93   11,367.95
LIPPER SMALL CO.                    11,512.74    15,229.03   16,933.73   15,925.82   16,462.06    14,225.70   12,086.51
                                         1.04         1.25        1.10        0.94
                                         0.97         1.17        1.18        0.92

                                    6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002    9/30/2002   12/31/2002

                                    6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002    9/30/2002   12/31/2002
USC MARKET FUND                     14,536.80   13,610.63    16,051.06   17,805.38   17,543.24    15,022.66    16,837.48
CRSP CAP-BASED PORTFOLIO 10         13,801.27   11,798.34    14,990.46   16,064.38   15,120.30    12,373.61    14,137.76
RUSSELL 2000 (SMALL GROWTH STOCKS)  12,992.20   10,291.22    12,461.18   12,957.60   11,875.35     9,334.00     9,908.73
LIPPER SMALL CO.                    13,871.08   10,787.60    12,899.95   13,011.40   11,785.78     9,569.00    10,138.68

                                    3/31/2003   6/30/2003   9/30/2003   12/31/2003   3/31/2004   6/30/2004

                                    3/31/2003   6/30/2003   9/30/2003   12/31/2003   3/31/2004   6/30/2004
USC MARKET FUND                     16,918.14   22,140.78   25,669.60    30,211.49   32,941.44   32,638.11
CRSP CAP-BASED PORTFOLIO 10         14,110.06   19,345.13   22,970.24    27,124.84   29,706.28   28,876.75
RUSSELL 2000 (SMALL GROWTH STOCKS)   9,463.65   11,680.48   12,740.78    14,590.97   15,504.48   15,577.71
LIPPER SMALL CO.                     9,686.90   11,695.41   12,589.58    14,327.92   15,045.20   15,298.02
                                         0.5%       30.9%       15.9%        17.7%        9.0%       -0.9%
                                        -0.2%       37.1%       18.7%        18.1%        9.5%       -2.8%

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Bridgeway Ultra-Small Company Market Fund                            $    32,638

CRSP Cap-based Portfolio 10 Index                                    $    28,877

Russell 2000 Index                                                   $    15,578

Lipper Small-Cap Stock Funds                                         $    15,298

DETAILED EXPLANATION OF FISCAL YEAR 2004 PERFORMANCE--WHAT WORKED

TRANSLATION: Our winning stocks over the past year ranged far and wide across the economic landscape. There were winning stocks in every sector of the economy except Utilities. Among industries, the Retail and Electronics industries were the most represented out of the twenty-three different industries present on the list.

Forty-six stocks appreciated by more than 150% in the fiscal year ending June 30, 2004. As a side note, there were eighty-four stocks (including the ones in this list) that more than doubled for the fiscal year.

         RANK  DESCRIPTION                         INDUSTRY                      % GAIN
         ----  -----------                         --------                      ------
          1    Taser International Inc             Electronics                   1943.0%
          2    Navarre Corp                        Distribution/Wholesale         540.0%
          3    Urologix Inc                        Healthcare-Products            432.6%
          4    First Horizon Pharmaceutical Corp   Pharmaceuticals                397.4%
          5    Ditech Communications Corp          Telecommunications             380.6%
          6    Measurement Specialties Inc         Electronics                    311.4%
          7    Applied Molecular Evolution Inc./   Biotechnology                  305.3%
               Eli Lilly & Co (takeover)

          8    PLX Technology Inc                  Semiconductors                 283.5%
          9    Deckers Outdoor Corp                Apparel                        276.1%
          10   Oregon Steel Mills Inc              Iron/Steel                     276.1%
          11   Anika Therapeutics Inc              Pharmaceuticals                269.8%
          12   Tenneco Automotive Inc              Auto Parts & Equipment         267.5%
          13   Lowrance Electronics Inc            Electronics                    259.0%
          14   Faro Technologies Inc               Electronics                    255.2%
          15   Jupitermedia Corp                   Internet                       254.9%
          16   Hurco Cos Inc                       Machinery-Diversified          245.7%
          17   Amedisys Inc                        Healthcare-Services            235.0%
          18   Transact Technologies Inc           Computers                      232.4%
          19   Parlux Fragrances Inc               Cosmetics/Personal Care        230.1%
          20   ALL American Semiconductor          Semiconductors                 207.2%
          21   Paradyne Networks Corp              Telecommunications             203.9%
          22   Dataram Corp                        Computers                      201.4%
          23   Petroleum Development Corp          Oil & Gas                      194.8%
          24   Abaxis Inc                          Healthcare-Products            193.1%
          25   Ceradyne Inc                        Miscellaneous Manufacturers    188.5%
          26   Five Star Quality Care Inc          Healthcare-Services            186.2%
          27   Luby's Inc                          Retail                         185.8%
          28   Rush Enterprises Inc                Retail                         185.7%
          29   Pantry Inc                          Retail                         176.3%
          30   Zones Inc                           Retail                         175.7%
          31   Keryx Biopharmaceuticals Inc        Biotechnology                  172.8%
          32   Advanced Photonix Inc               Electronics                    171.9%
          33   LCA-Vision Inc                      Healthcare-Products            171.5%
          34   Ask Jeeves                          Internet                       169.1%
          35   Rush Enterprises Inc                Retail                         168.4%
          36   Vesta Insurance Group Inc           Insurance                      167.5%
          37   Edge Petroleum Corp                 Oil & Gas                      166.1%
          38   Novamed Eyecare Inc                 Healthcare-Services            163.4%
          39   Ubiquitel Inc                       Telecommunications             163.2%
          40   Noble International Ltd             Auto Parts & Equipment         160.9%
          41   Rocky Mountain Choc Fact Inc        Food                           160.3%
          42   Rowe Cos                            Home Furnishings               160.2%
          43   SFBC International Inc              Commercial Services            159.1%
          44   Castle Energy Corp                  Oil & Gas                      159.0%
          45   Evergreen Solar Inc                 Energy-Alternate Sources       153.1%
          46   ADE Corp                            Semiconductors                 151.6%

Taser International, Inc. repeats again as the top performing stock on our list. Taser develops and markets conducted energy weapons used for law enforcement. The company's stock has risen most of the year, particularly over the last nine months, on the strength of increasing sales and positive earnings. Taser's "stun gun" products give law enforcement and corrections officials a safer means to fight crime and control prison populations. In late June, Taser's stock advanced 65.9% in one week on news that the company might introduce a consumer version of its stun gun device. We first bought Taser in March of 2002 for a split-adjusted $3.01 per share. We have held it since then, watched it advance along with the company's prospects, and even trimmed it a bit over the quarter. I am STILL very pleased with its 1,943.0% return for the year.

Another top performer for the year was Ditech Communications Corporation, a telecom equipment manufacturer based in Mountain View, California. Ditech continued a year-long turnaround in sales and positive earnings when it released better than expected quarterly results for its fiscal year ended April 30, 2004. Investors were pleased with the announcement, and drove the stock up 29.5% the day of the press release. Our position in the stock, which we have held since the fall of 2002, rose almost five-fold (up 380.6%) over the year ending June 30.

DETAILED EXPLANATION OF FISCAL YEAR 2004 PERFORMANCE--WHAT DIDN'T WORK

TRANSLATION: Our list of declining stocks was happily, much shorter. It was a diverse list, including three from retail stores, which was well-represented on our list of winning stocks.

Eighteen stocks declined by more than 50%:

         RANK    DESCRIPTION                               INDUSTRY                     % LOSS
         ----    -----------                               --------                     ------
          1      Cone Mills Corp                           Apparel                      -94.0%
          2      FAO Inc                                   Retail                       -92.0%
          3      Horizon Offshore Inc                      Oil & Gas Services           -77.7%
          4      Dynacq Healthcare Inc                     Healthcare-Services          -71.9%
          5      Salton Inc                                Home Furnishings             -69.7%
          6      Ultimate Electronics Inc                  Retail                       -67.6%
          7      Factory 2-U Stores Inc                    Retail                       -65.9%
          8      AstroPower Inc                            Energy-Alternate Sources     -60.4%
          10     Arrhythmia Research Technology            Healthcare-Products          -57.4%
          11     Aradigm Corp                              Pharmaceuticals              -56.9%
          12     RG Barry Corp                             Apparel                      -56.2%
          13     Aksys Ltd                                 Biotechnology                -54.8%
          9      Carescience Inc./Quovadx Inc (takeover)   Internet                     -53.7%
          14     Forgent Networks Inc                      Telecommunications           -53.3%
          15     Foster Wheeler Ltd                        Engineering & Construction   -51.6%
          16     Celeritek Inc                             Semiconductors               -51.6%
          17     Dan River Inc                             Textiles                     -51.5%
          18     Hi-Tech Pharmacal Co Inc                  Pharmaceuticals              -50.5%

On the downside for the year, the biggest losing position was in Cone Mills Corporation. Cone Mills was an apparel manufacturer specializing in denim products. Cone Mills was hard hit by competition from lower cost foreign manufacturers and has suffered from declining sales over the past year. The company went into bankruptcy last fall, and eventually sold its assets to another corporation in the textile business. We sold our shares last September but the damage had already been done - our position had declined 94.0%.

TAX EFFICIENCY

TRANSLATION: In the Fund's seven years, it has distributed five cents in investment income and four cents in capital gains. Based on data from Morningstar, our fund ranks 1st in tax efficiency among the top 100 domestic equity funds over the last five years ended June 30, 2004. I am very proud of this record.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds to be less tax efficient relative to the other Bridgeway funds over the long haul. Among the top 100 performing domestic equity funds over the last five years, our Fund ranks 1st in tax efficiency (the percentage of return that a shareholder at the highest tax bracket gets to keep after taxes on distributions only.)

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We've just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year:
Ultra-Small Company and Aggressive Investors 1 Funds. According to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. Also according to data from Lipper, Inc., Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period was the Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

FUND CLOSING CRITERIA

Ultra-Small Company Market closed to new shareholders on August 15, 2003. The Fund's Adviser, Bridgeway Capital Management, and the Fund Board of Directors have clarified circumstances under which this Fund accepts new investments. The exact language of the policy can be viewed in entirety in the Statement of Additional Information on our website www.bridgeway.com or by having a copy mailed upon calling 800-661-3550. The provisions of the "soft close" are listed below. For Ultra-Small Company Market, we expect that increased investment from these changes will partially offset any decline in shares outstanding that occur from shareholder redemptions.

- Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
- Shareholders may add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.
- Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.
- Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
- Custodians named for minors (children under 18) on existing accounts may open new accounts.
- Financial advisers with existing accounts, who provide record keeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.
- Directors of the Funds, employees and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

EXPENSES FALL THROUGH 0.75% REIMBURSEMENT POINT

I am VERY pleased to report that our expense ratio fell below 0.75% (the point at which the Adviser reimburses expenses to keep them low) for the first time in the seven-year history of our Fund. The actual expense ratio for the full Fiscal Year was 0.67%, due to our increasing net assets and our cost management efforts. I believe this is a "great deal" (in other words, "less is more") for a fund made up of companies so small.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

     Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. However, they are not applicable to the index structure of this Fund. We will own some companies that experience problems around data quality that will affect company performance and stock price. Hopefully, we will make up for this with lower costs and better tax efficiency.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The management fee for the Ultra-Small Company Market Fund was originally based on its growing to the size of a billion dollar fund. Other expenses offer the greatest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investments, overall other expenses as a percentage of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS THE ULTRA-SMALL COMPANY MARKET FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. The Ultra-Small Company Market Fund ranked 6th of 71 micro-cap funds for the calendar year, 5th of 44 over the last five years, and 6th of 30 since inception. Its management fee of 0.50% as of March 31, 2004 is higher than the average for small cap index funds of 0.40%. Its overall expense ratio of 0.64% is lower than the 0.89% average for industry peers, in spite of the fact that our fund has the lowest market capitalization (company size) in the group, which tends to make a fund more expensive to operate. Other expenses declined from 0.35% in FY2003 to 0.14% as of March 31, 2004. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN THE SMALL COMPANIES WITHIN THIS SMALL-CAP FUND CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
Common Stock - 93.7%

   Advertising - 0.6%
              Traffix Inc                                                 239,900   $   1,578,542
              Ventiv Health Inc *                                         198,300       3,069,684
                                                                                    -------------
                                                                                        4,648,226

   Aerospace/Defense - 1.0%
              Arotech Corp *+                                             703,000       1,469,270
              CPI Aerostructures Inc *                                     90,100       1,018,130
              Ducommun Inc *                                               87,800       1,877,164
              EDO Corp                                                      3,700          89,244
              Sensytech Inc *                                             137,600       3,197,824
              Spacehab Inc *                                               16,066          58,962
              Titan Corp *                                                  2,832          36,759
              Transtechnology Corp *                                       65,900         462,618
                                                                                    -------------
                                                                                        8,209,971

   Agriculture - 0.2%
              The Andersons Inc                                           101,181       1,719,065

   Airlines - 0.4%
              ATA Holdings Corp *                                          93,466         486,958
              Hawaiian Holdings Inc *                                      21,300         152,295
              MAIR Holdings Inc *                                         166,414       1,357,938
              Midwest Express Holdings Inc *                              300,000       1,251,000
                                                                                    -------------
                                                                                        3,248,191

   Apparel - 1.9%
              Ashworth Inc *                                              135,807       1,128,556
              Deckers Outdoor Corp *                                      146,100       4,308,489
              Haggar Corp                                                 100,450       2,024,067
              Hartmarx Corp*                                              199,200       1,254,960
              Lakeland Industries Inc *                                    28,200         679,056
              Perry Ellis International Inc *                              35,100         886,626
              RG Barry Corp *                                               7,100          11,147
              Steven Madden Ltd *                                             700          13,979
              Tandy Brands Accessories Inc                                 65,009         877,622
              Vans Inc *                                                  190,100       3,906,555
              Weyco Group Inc                                              10,126         347,231
                                                                                    -------------
                                                                                       15,438,288

   Auto Manufacturers - 0.1%
              Starcraft Corp *                                             44,445         604,452

   Auto Parts & Equipment - 0.8%
              Dura Automotive Systems Inc *                               107,700         985,455
              IMPCO Technoloies Inc *                                     145,748         922,585
              Noble International Ltd                                      77,400       1,917,198
              R&B Inc *                                                    38,157         747,496
              Tenneco Automotive Inc *                                     73,000         965,790
              Titan International Inc                                      25,700         264,453
              Transpro Inc *                                              127,700         735,552
                                                                                    -------------
                                                                                        6,538,529

   Banks - 10.7%
              ABC Bancorp                                                  96,400       1,960,776
              Abigail Adams National Bancorp                               66,200         996,310
              AmericanWest Bancorp *                                      106,596       2,041,313
              BB&T Corp                                                    10,300         380,791
              Banc Corp *                                                  91,700         596,967
              Bancorp Inc                                                  83,310       1,458,758
              Bancorp Rhode Island Inc                                     65,200       2,295,040
              Bank of America Corp                                         29,859       2,526,669
              Bank of the Ozarks Inc                                       40,800         950,640
              Banknorth Group Inc                                          17,793         577,917
              Bryn Mawr Bank Corp                                          55,860       1,270,815
              C&F Financial Corp                                           25,200         844,956
              Capital Bank Corp                                            69,700       1,142,383
              Capital Corp of the West                                     52,900       2,054,636
              Capital Crossing Bank *                                      43,800       2,445,354
              Cardinal Financial Corp *                                   105,400         953,870
              Cascade Bancorp                                                 900   $      16,632
              Cascade Financial Corp                                       79,373       1,389,028
              Cass Information Systems Inc                                 40,837       1,625,313
              Center Financial Corp                                       135,600       2,054,340
              Central Bancorp Inc                                          34,300       1,149,050
              City National Corp                                              579          38,040
              CoBiz Inc                                                       900          12,447
              Columbia Bancorp                                             65,725       1,920,484
              Columbia Bancorp/OR                                          92,210       1,274,342
              Commercial Bankshares Inc                                    10,937         290,596
              Eastern Virginia Bankshares Inc                              18,505         364,178
              FNB Corp Inc                                                 18,479         360,340
              FNB Corp/VA                                                  40,200       1,158,564
              FNB Financial Services Corp                                  50,375         856,879
              Fidelity Soutern Corp                                        57,476         787,421
              FirstBank Corp/MI                                            61,909       1,801,552
              First Mariner Bancorp Inc *                                 131,678       2,245,110
              First Mutual Bancshares Inc                                  16,335         412,459
              First Place Financial Corp.                                  14,389         267,199
              First State Bancorporation                                    8,500         261,120
              Florida Banks Inc                                            94,100       2,035,383
              Fulton Financial Corp                                        99,332       2,001,540
              GB&T Bancshares                                              11,065         264,454
              Glacier Bancorp Inc                                             778          21,916
              Greater Bay Bancorp                                             364          10,520
              Greater Comminity Bancorp                                    35,101         500,891
              Guaranty Federal Bancshares Inc                              62,556       1,204,203
              Heritage Commerce Corp *                                     19,000         277,020
              Humboldt Bancorp                                            100,288       2,097,022
              Lakeland Financial Corp                                      43,200       1,447,200
              Macatawa Bank Corp                                           74,595       2,050,617
              MB Financial Inc                                             47,818       1,760,175
              Mercantile Bank Corp                                         35,883       1,307,935
              Merchants Bancshares Inc                                     40,400       1,060,500
              MidWestOne Financial Group Inc                               74,412       1,349,834
              Midsouth Bancorp Inc                                         35,870       1,255,450
              NSD Bancorp Inc                                               4,800         112,368
              National Bankshares Inc                                      29,300       1,215,950
              North Valley Bancorp                                         17,100         271,035
              Northrim BanCorp Inc                                         81,878       1,656,392
              Oak Hill Financial Inc                                       54,373       1,712,749
              PAB Bankshares Inc                                           82,800       1,005,192
              Pacific Merchantile Bancorp *                                28,970         315,425
              Pelican Financial Inc                                       105,000         551,250
              Pinnacle Financial Partners Inc *                           127,700       2,336,910
              PrivateBancorp Inc                                           37,200       1,021,512
              Prosperity Bancshares Inc                                       800          19,480
              Redwood Empire Bancorp                                       26,265         632,724
              SouthTrust Corp                                                 468          18,163
              Southern Community Financial Corp                            66,465         693,895
              Southside Bancshares Inc                                     41,068         862,428
              Southwest Bancorp Inc                                        33,678         614,624
              State Financial Services Corp                                67,500       2,002,050
              Susquehanna Bancshares Inc                                   52,158       1,312,295
              UnionBanCal Corp                                             10,606         598,178
              United Security Bancshares                                   39,296         823,251
              Vail Banks Inc                                               79,300         986,492
              Vineyard National Bancorp Co *                               45,970       1,833,743
              Virginia Commerce Bancorp                                    71,900       2,121,769
              Western Sierra Bancorp *                                     64,744       2,005,122
              Wilshire State Bank/Calif *                                 117,472       2,880,413
              Yardville National Bancorp                                    6,200         155,000
                                                                                    -------------
                                                                                       87,185,359

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Beverages - 0.2%
              Green Mountain Coffee Roasters *                             56,300   $   1,045,491
              Peet's Coffee & Tea Inc *                                    17,400         434,826
              Redhook ALE Brewery Inc *                                    23,000          50,140
                                                                                    -------------
                                                                                        1,530,457

   Biotechnology - 3.6%
              Aksys Ltd *+                                                 54,800         319,484
              Aphton Corp *                                                77,800         311,200
              Arqule Inc *                                                312,489       1,646,817
              Avant Immunotherapeutics *                                   65,315         173,738
              Eden Biosciences Corp *                                     123,454         104,936
              Embrex Inc *                                                144,325       1,954,160
              Encysive Pharmaceuticals Inc *                              330,900       2,812,650
              Exact Sciences Corp *                                        37,062         227,931
              GenVec Inc *                                                321,393         986,677
              Gene Logic Inc *                                             45,299         183,461
              Genetronics Biomedical Corp *                             1,351,200       1,756,560
              Harvard Biosciences Inc *                                    24,000         107,520
              Immunogen Inc *                                              81,300         496,743
              Keryx Biopharmaceuticals *                                   57,647         729,811
              Lifecell Corp *                                             299,250       3,378,532
              Maximum Phatmaceuticals Inc *+                              113,893       1,099,067
              Nanogen Inc *                                               448,811       3,016,010
              Northfield Laboratories *                                    11,700         166,842
              Orchid BioSciences Inc *+                                   300,574       2,314,420
              Oscient Pharmaceuticals Corp *                              164,500         840,595
              Oxigene Inc *                                                47,100         296,730
              Paradigm Genetics Inc *                                     405,189         320,099
              Praecis Pharmaceuticals Inc *                                84,067         319,455
              Regeneration Technologoes Inc *                              34,186         366,816
              Repligen Corp *                                             231,848         570,346
              Sangamo Biosciences Inc *                                   112,300         676,046
              Seattle Genetics Inc /WA *                                  115,055         808,837
              Sonus Pharmaceuticals Inc *                                  96,900         450,682
              Stratagene Corp *                                            53,513         440,947
              Strategic Diagnostics Inc *                                 366,300       1,538,460
              Third Wave Technologies Inc *                               136,400         612,436
              Viragen Inc *                                               196,180         274,652
              ViroLogic Inc *                                             183,426         449,394
                                                                                    -------------
                                                                                       29,752,054

   Building Materials - 0.2%
              Aaon Inc *                                                      787          15,890
              Comfort Systems USA Inc *                                    55,900         357,201
              Craftmade International Inc                                  81,124       1,606,255
                                                                                    -------------
                                                                                        1,979,346

   Chemicals - 1.0%
              Aceto Corp                                                  104,964       1,847,366
              American Vanguard Corp                                       57,000       1,922,610
              Balchem Corp                                                 53,800       1,479,500
              Landec Corp *                                               113,800         777,254
              Lesco Inc *                                                 107,400       1,458,492
              NewMarket Corp *                                             29,200         626,924
                                                                                    -------------
                                                                                        8,112,146

   Coal - 0.1%
              Westmoreland Coal Co *                                       39,500         768,275

   Commercial Services - 3.5%
              ACE Cash Express Inc *                                       94,000       2,414,860
              Bankrate Inc *                                              144,800       1,239,488
              CPI Corp                                                      8,500         125,120
              Cadmus Communications Corp                                   67,446         994,828
              Carriage Services Inc *                                     134,500         677,880
              Cenveo Inc *                                                  2,500           7,325
              Collectors Universe *                                         8,400         109,788
              Cornell Cos Inc *                                           120,900       1,644,240
              Discovery Partners International Inc *                      358,634       1,829,033
              Exponent Inc *                                               73,762   $   1,981,985
              FTI Consulting Inc *                                          4,050          66,825
              Geo Group Inc. *                                            101,400       2,068,560
              HMS Holdings Corp *                                         114,500         681,275
              Healthcare Services Group *                                  23,700         362,610
              Hudson Highland Group Inc *                                  16,295         499,605
              Integrated Alarm Services *                                  91,564         494,446
              Kendle International Inc *                                   22,390         173,522
              Medifast Inc *                                              205,800       1,092,798
              Multi-Color Corp *                                           59,136         832,635
              NCO Group Inc *                                              39,131       1,044,407
              National Research Corp *                                     40,300         685,100
              Opinion Research Corp *                                      17,400         120,234
              Perceptron Inc *                                            119,274         846,845
              Princeton Review Inc *                                       47,661         360,794
              Providence Services Corp *                                   51,224         962,499
              RCM Technologoes Inc *                                      173,319       1,100,402
              Rent-Way Inc *                                               94,300         848,700
              Rock of Ages Corp                                             8,900          71,200
              SFBC International Inc *                                     86,070       2,696,573
              SM&A                                                        148,550       1,284,958
              Source Interlink Cos Inc *                                  145,432       1,617,204
                                                                                    -------------
                                                                                       28,935,739

   Computers - 4.3%
              Ansoft Corp *                                                50,300         767,578
              BindView Development Corp *                                 254,500         890,750
              Brooktrout Inc *                                            161,225       1,742,842
              Ciber Inc *                                                   2,498          20,534
              Compucom Systems Inc *                                        2,900          13,166
              Cyberguard Corp *                                           103,200         842,112
              Dataram Corp *                                               82,533         759,304
              Delphax Technologies Inc *                                   26,950         143,131
              Drexler Technology Corp *                                       500           6,665
              Dynamics Research Corp *                                     80,900       1,455,472
              Electronics for Imaging *                                    12,156         343,529
              Extended Systems Inc *                                      301,000       1,505,000
              I-Sector Corp *                                              11,200          91,280
              Immersion Corp *                                             97,167         463,487
              Inforte Corp *                                              171,700       1,733,998
              Intelligroup Inc *                                          105,900         548,562
              InterVoice Inc *                                            257,500       2,953,525
              Maxwell Technologies Inc *                                   72,600         936,540
              Merge Technologies Inc *                                     59,200         866,096
              Mitek Systems Inc *                                          70,300          52,725
              Mobility Electronics Inc *                                  106,193         894,145
              Nuance Communications Inc *                                 169,600         773,376
              Overland Storage Inc *                                        6,800          90,372
              Pomeroy IT Solutions Inc *                                   99,600       1,187,232
              Printronix Inc *                                             69,800       1,029,550
              Rimage Corp *                                               120,069       1,802,236
              SI International Inc *                                       76,700       1,563,913
              Sigma Designs Inc *                                         210,660       1,681,067
              Stratasys Inc *                                              87,050       2,155,358
              TechTeam Global Inc *                                       141,770       1,278,765
              Tier Technologies Inc *                                     166,600       1,622,684
              Transact Technologies *                                     136,050       4,301,901
              Tripos Inc *                                                 19,443          97,215
              Xanser Corp *                                               151,200         371,952
                                                                                    -------------
                                                                                       34,986,062

   Cosmetics/Personal Care - 0.5%
              Chattem Inc *                                                 5,800         167,446
              Parlux Fragrances Inc *                                     381,363       4,176,306
                                                                                    -------------
                                                                                        4,343,752

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Distribution/Wholesale - 1.4%
              Advanced Marketing Services                                  26,425   $     341,147
              Brightpoint Inc *                                           138,375       1,902,656
              Central European Distribution Corp*                          69,750       1,807,223
              Huttig Building Products Inc *                               20,500         157,440
              Navarre Corp *                                              521,700       7,507,263
                                                                                    -------------
                                                                                       11,715,729

   Diversified Finanancial Service - 1.3%
              Asta Funding Inc                                            106,700       1,856,580
              BKF Capital Group Inc                                        55,200       1,603,560
              Consumer Portfolio Services                                 332,800       1,497,600
              Education Lending Group, Inc. *                               8,300         147,325
              Maxcor Financial Group                                      110,300       1,180,210
              Onyx Acceptance Corp                                        126,974       2,089,992
              Sanders Morris Harris Group Inc                              85,509       1,261,258
              The Washtenaw Group *                                        71,900         287,600
              United Financial Mortgage Corp *                              3,300          16,500
              United PanAm Financial Corp *                                53,100         905,355
                                                                                    -------------
                                                                                       10,845,980

   Electric - 0.3%
              Green Mountain Power Corp                                    51,100       1,333,710
              Unitil Corp                                                  27,400         721,990
                                                                                    -------------
                                                                                        2,055,700

   Electrical Components & Equipment - 1.0%
              Active Power Inc *                                          462,309       1,474,766
              American Semiconductor Corp *                               125,100       1,636,308
              Capstone Turbine Corp *                                     658,700       1,433,595
              The Lamson & Sessions Co *                                  203,600       1,636,944
              Nortech Systems Inc *                                         4,600          36,478
              TII Network Technologies Inc *                              193,700         296,361
              Ultralife Batteries Inc *                                    98,082       1,898,868
                                                                                    -------------
                                                                                        8,413,320

   Electronics - 4.5%
              Advanced Photonix Inc - Class A *                           156,350         378,367
              Axsys Technologies Inc *                                     40,800         902,088
              Badger Meter Inc                                             42,200       1,867,350
              Bonso Electronic International Inc *                         66,471         398,826
              Compudyne Corp *                                             64,900         743,105
              Fargo Electronics Inc *                                      33,550         372,740
              Faro Technologies Inc *                                      84,500       2,169,115
              Frequency Electronics Inc                                    41,100         581,154
              LeCroy Corp *                                               107,500       1,936,075
              Lowrance Electronics Inc                                     57,900       1,792,526
              Measurement Specialties Inc *                                99,800       2,155,680
              Merix Corp *                                                146,447       1,660,709
              Metrologic Instruments Inc *                                105,000       2,093,700
              OI Corp *                                                    35,200         316,800
              SRS Labs Inc *                                               70,800         388,621
              Sonic Solutions Inc *                                       107,700       2,288,625
              Spectrum Control Inc *                                       89,300         711,721
              Sypris Solutions Inc                                         12,800         245,632
              Taser International Inc *                                   360,600      15,624,798
                                                                                    -------------
                                                                                       36,627,632

   Energy - Alternate Sources - 0.1%
              Electric City Corp *                                        317,900         600,831
              Evergreen Solar Inc *+                                      178,400         578,016
                                                                                    -------------
                                                                                        1,178,847

   Engineering & Construction - 0.7%
              Bluegreen Corp *                                            104,300       1,439,340
              Keith Cos Inc *                                              47,500         684,000
              Layne Christensen Co *                                      161,900       2,679,445
              Michael Baker Corp *                                         51,700         788,942
              Perini Corp *                                                 5,500          58,685
                                                                                    -------------
                                                                                        5,650,412

   Entertainment - 0.7%
              Canterbury Park Holding Corp                                 59,400   $   1,012,770
              Gaylord Entertainment Co *                                   44,852       1,407,904
              Mikohn Gaming Corp *                                        103,967         502,161
              Nevada Gold & Casinos Inc *                                 120,300       1,618,035
              Zomax Inc*                                                  240,503         906,696
                                                                                    -------------
                                                                                        5,447,566

   Environmental Control - 0.8%
              BHA Group Holdings Inc                                       30,318       1,147,536
              Clean Harbors Inc *                                         157,947       1,497,338
              Darling Inernational Inc *                                  379,200       1,592,640
              Industrial Services Of America *                             79,143         865,033
              Waste Industries USA Inc                                    130,900       1,460,844
                                                                                    -------------
                                                                                        6,563,391

   Food - 0.9%
              Fresh Brands Inc                                             27,109         208,468
              Imperial Sugar Co *                                          79,016       1,059,605
              Lifeway Foods Inc *                                          84,564       1,281,990
              M&F Worldwide Corp *                                         30,000         411,000
              MGP Ingredients Inc                                          21,252         822,240
              Monterey Pasta Co *                                         230,800         840,112
              Rocky Mountain Chocolate Factory Inc                         42,240         533,491
              Spartan Stores Inc *                                        343,650       1,168,410
              Village Super Market - Class A                               12,300         404,301
              Zapata Corp *                                                10,900         668,715
                                                                                    -------------
                                                                                        7,398,332

   Forest Products & Paper - 0.1%
              Pope & Talbot Inc                                            56,200       1,111,074

   Gas - 0.4%
              Cascade Natural Gas Corp                                     21,300         470,091
              Chesapeake Utilities Corp                                    13,300         301,910
              Delta Natural Gas Co Inc                                     47,540       1,176,615
              EnergySouth Inc                                              37,700       1,508,754
                                                                                    -------------
                                                                                        3,457,370

   Hand/Machine Tools - 0.1%
              Starrett (L.S.) Co - Class A                                 29,200         471,580

   Healthcare - Products - 5.1%
              Abaxis Inc *                                                169,700       3,220,906
              Abiomed Inc *+                                              189,902       2,388,967
              Atrion Corp                                                  39,148       1,696,674
              Bruker BioSciences Corp *                                   112,392         547,349
              Caliper Life Sciences Inc *                                  68,000         316,200
              Cantel Medical Corp *                                        47,400       1,021,470
              Cardiotech International Inc *                              201,100         842,609
              Celsion Corp *                                              497,100         313,173
              Compex Technologies Inc *                                   181,040       1,113,396
              Criticare Systems Inc *                                     252,650         755,423
              Encore Medical Corp *                                       111,400         701,820
              Endocardial Solutions Inc *                                 208,400       2,156,940
              Endologix Inc *                                              80,000         391,200
              Enpath Medical Inc *                                         24,700         280,839
              Implant Sciences Corp *                                      85,100         939,504
              LCA-Vision Inc *                                            160,865       4,685,997
              Lifecore Biomedical Inc *                                   217,646       1,327,641
              Medical Action Industries *                                  40,000         736,000
              Merit Medical Systems Inc *                                  17,500         278,775
              Microvision Inc *                                           164,600       1,382,640
              NMT Medical Inc *                                            52,600         197,250
              Orthologic Corp *                                             2,000          17,340
              Orthovita Inc *                                             115,800         595,212
              Osteotech Inc *                                             133,300         865,117

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Healthcare - Products, Continued
              PhotoMedex Inc *                                            188,200   $     645,526
              Quinton Cardiology Systems Inc *                            253,500       2,567,955
              Rita Medical Systems Inc *                                  224,222         955,186
              Somanetics Corp *                                           234,200       3,210,882
              Sonic Innovations Inc *                                      79,800         453,264
              Spectranetics Corp *                                        151,800         850,080
              SRI/Surgical Express Inc *                                   28,800         187,200
              Synovis Life Technologies Inc *                              79,580         855,485
              Tutogen Medical Inc *                                       248,200         997,764
              Urologix Inc *                                              187,000       2,887,280
              Utah Medical Products Inc                                    49,900       1,318,358
                                                                                    -------------
                                                                                       41,701,422

   Healthcare - Services - 2.1%
              Air Methods Corp *                                          120,655       1,044,872
              Almost Family Inc *                                           5,800          49,010
              Amedisys Inc *                                              171,100       5,653,144
              America Service Group Inc *                                  73,000       2,536,750
              Amsurg Corp *                                                 1,200          30,156
              Bio-Imaging Technologies Inc *                               77,400         356,040
              Bio-Reference Labs Inc *                                    135,600       1,798,056
              Chronimed Inc *                                              60,400         492,260
              Five Star Quality Care Inc *                                 34,000         149,600
              Horizon Health Corp *                                        56,300       1,323,050
              Medcath Corp *                                               50,020       1,000,400
              Novamed Eyecare Inc *                                        64,300         221,835
              Option Care Inc *                                             4,875          74,392
              Psychiatric Solutions Inc *                                  52,300       1,303,839
              Radiologix Inc *                                            129,000         583,080
              Trover Solutions Inc *                                       88,600         612,226
                                                                                    -------------
                                                                                       17,228,710

   Holding Companies-Divers - 0.0%
              Resources American Inc                                        1,298          30,633

   Home Builders - 0.2%
              Dominion Homes Inc *                                         29,769         687,664
              Hovnanian Enterprises Inc - Class A*                            822          28,532
              Meritage Corp *                                                 900          61,920
              Miller Building Systems Inc*                                   1000               0
              Nobility Homes Inc *                                         11,300         231,763
              Orleans Homebuilders Inc *                                   24,400         470,188
              Technical Olympic USA Inc *                                   1,125          25,065
                                                                                    -------------
                                                                                        1,505,132

   Home Furnishings - 0.7%
              Applica Inc *                                               169,300       1,506,770
              Cobra Electronics Corp *                                     33,700         295,886
              Fedders Corp                                                151,100         657,285
              Flexsteel Industries                                         65,300       1,528,020
              Koss Corp                                                     4,138          87,601
              The Rowe Companies *                                         26,800         147,400
              Stanley Furniture Co Inc                                     44,300       1,865,473
                                                                                    -------------
                                                                                        6,088,435

   Household Products/Wares - 0.4%
              AT Cross Co *                                                47,300         225,621
              CNS Inc *                                                   105,050       1,053,757
              The First Years Inc                                          77,100       1,434,060
              Nashua Corp *                                                38,600         374,034
                                                                                    -------------
                                                                                        3,087,472

   Housewares - 0.4%
              Enesco Group Inc *                                          155,700       1,395,072
              Lifetime Hoan Corp                                           89,500       2,039,705
                                                                                    -------------
                                                                                        3,434,777

   Insurance - 2.1%
              21st Century Holding Co +                                    65,600   $   1,508,800
              AON Corp                                                        436          12,413
              American Independence Corp *                                 45,135         746,127
              Ceres Group Inc *                                           354,900       2,179,086
              Donegal Group Inc                                           104,302       2,090,212
              Fidelity National Financial Inc                              45,941       1,715,437
              Investors Title Co                                           56,432       1,777,608
              Meadowbrook Insurance Group Inc*                            370,400       1,963,120
              Merchants Group Inc                                           7,600         195,700
              Penn-America Group Inc                                       79,010       1,106,140
              PMA Capital Corp - Class A                                   87,790         790,110
              SCPIE Holdings Inc                                           87,800         798,980
              Vesta Insurance Group Inc                                   345,200       2,233,444
                                                                                    -------------
                                                                                       17,117,177

   Internet - 4.0%
              Aladdin Knowledge Systems *                                 101,295       1,666,303
              Ask Jeeves *                                                227,500       8,879,325
              Captiva Software Corp *                                     231,700       2,245,173
              Corillian Corp *                                            474,800       2,392,992
              Drugstore.Com *                                              23,200          80,968
              E-Loan Inc *                                                245,110         661,797
              ePlus Inc *                                                 100,800       1,073,520
              FindWhat.com *                                               52,700       1,219,478
              Harris Interactive Inc *                                     70,300         472,416
              Ibasis Inc *+                                               186,500         317,050
              I-many Inc *                                                349,900         416,381
              Insweb Corp *                                                47,864         211,559
              Jupitermedia Corp *                                         164,000       2,322,240
              Marketwatch.com Inc *                                       211,705       2,483,300
              Modem Media Inc *                                           174,474         917,733
              Netopia *                                                   205,300       1,354,980
              Network Engines Inc *                                       170,600         464,032
              Online Resources Corp *                                     158,500       1,074,630
              Quotesmith.com Inc *                                         30,400         182,400
              Quovadx Inc *                                               237,034         284,441
              Raindance Communications Inc *                              218,600         454,688
              Selectica Inc *                                              94,035         446,666
              Sina Corp *                                                  33,900       1,118,361
              TheStreet.com Inc *                                         248,560         924,643
              United Online Inc *                                          14,029         247,051
              Valueclick Inc *                                             38,914         466,190
              Verso Technologies Inc *                                     53,461          93,557
              Via Net.Works Inc *                                         251,000         198,290
                                                                                    -------------
                                                                                       32,670,164

   Iron/Steel - 0.8%
              GreatNorthern Iron ORE Ppty                                  12,000       1,153,440
              Material Sciences Corp *                                     33,500         356,775
              Oregon Steel Mills Inc *                                    170,000       2,505,800
              Roanoke Electric Steel Corp                                  90,000       1,224,000
              Steel Technologies Inc                                       50,816       1,122,017
                                                                                    -------------
                                                                                        6,362,032

   Leisure Time - 0.4%
              Ambassadors International Inc                                77,600         992,504
              Johnson Outdoors Inc *                                       60,250       1,171,862
              K2 Inc *                                                      6,944         109,021
              Navigant International Inc *                                 52,735         938,156
                                                                                    -------------
                                                                                        3,211,543

   Lodging - 0.5%
              Monarch Casino & Resort Inc *                                82,400       1,161,840
              Suburban Lodges of America Inc*                              40,400               0
              Trump Hotels & Casino Resorts Inc*                          642,900       1,555,818
              Wyndham International Inc - Class A *                     1,490,000       1,490,000
                                                                                    -------------
                                                                                        4,207,658

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Machinery-Construction & Mining - 0.0%
              Astec Industries Inc *                                        5,100   $      96,033

   Machinery-Diversified - 1.0%
              Gehl Co *                                                   110,100       2,229,525
              Hurco Cos Inc * ++                                          219,934       2,621,393
              Intevac Inc *                                                18,360         162,853
              Key Technoogy Inc *                                          44,100         564,480
              Minuteman International Inc                                   5,500          71,280
              Paul Mueller Co                                              24,400         771,040
              Quipp Inc *                                                  17,800         258,634
              Twin Disc Inc                                                68,200       1,664,080
                                                                                    -------------
                                                                                        8,343,285

   Media - 0.4%
              Pegasus Communications Corp *+                               38,300         936,818
              Point.360 *                                                  61,200         226,440
              Sirius Satellite Radio Inc *                                582,300       1,793,484
                                                                                    -------------
                                                                                        2,956,742

   Metal Fabricate/Hardware - 1.1%
              Hawk Corp *                                                  17,400         121,626
              Intermet Corp                                               277,862       1,194,807
              Ladish Co Inc *                                              64,700         549,950
              Metals USA Inc *                                            220,500       3,942,540
              NN Inc                                                      140,800       1,789,568
              Northwest Pipe Co *                                          77,000       1,359,050
              Webco Industries Inc *                                        3,800          14,326
                                                                                    -------------
                                                                                        8,971,867

   Mining - 0.5%
              Brush Engineered Materials Inc *                            153,100       2,893,590
              Kinross Gold Corp *                                          22,353         124,283
              Vista Gold Corp *                                           211,500         846,000
                                                                                    -------------
                                                                                        3,863,873

   Miscellaneous Manufacturing - 1.3%
              Ceradyne Inc *                                               81,750       2,924,197
              EnPro Industries Inc *                                       13,600         312,528
              EXX Inc - Class A *                                         131,100         268,755
              Flanders Corp *                                             270,542       2,237,382
              Foamex International Inc *                                  192,016         935,118
              Park-Ohio Holdings Corp *                                   235,715       2,781,437
              PW Eagle Inc *                                               45,800         150,682
              Raven Industries Inc                                         17,800         632,434
              Summa Industries Inc *                                       14,450         156,783
                                                                                    -------------
                                                                                       10,399,316

   Office/Business Equipment - 0.0%
              General Binding Corp *                                        1,100          17,039

   Oil & Gas - 2.3%
              ATP Oil & Gas Corp *                                        199,400       1,529,398
              Adams Resources & Energy Inc                                  5,600          83,104
              Brigham Exploration Co *                                    198,600       1,823,148
              Castle Energy Corp                                            7,650          96,084
              Clayton Williams Energy Inc *                                41,500         991,850
              Edge Petroleum Corp./DE *                                   197,750       3,361,750
              Giant Industuries Inc *                                     133,800       2,943,600
              Harken Energy Corp *                                      1,185,800         616,616
              Harvest Natural Resources Inc *                              95,900       1,429,869
              Meridian Resource Corp *                                    404,000       2,803,760
              Parker Drilling Co *                                         51,600         197,112
              Petrocorp*                                                    6,100               0
              Magnum Hunter Resources Inc                                     200               0
              Petroleum Development Corp *                                 74,400       2,040,048
              Remington Oil & Gas Corp *                                    1,400          33,040
              Royale Energy Inc *                                          78,091       1,147,940
                                                                                    -------------
                                                                                       19,097,319

   Oil & Gas Services - 0.5%
              Boots & Coots/International
                Control Inc *                                             530,000   $     662,500
              Gulf Island Fabrication Inc                                  20,100         434,763
              Horizon Offshore Inc *                                       86,386          85,522
              Lufkin Industries Inc                                        53,471       1,710,003
              Matrix Service Co *                                         117,800       1,077,870
                                                                                    -------------
                                                                                        3,970,658

   Packaging & Containers - 0.1%
              AEP Industries Inc *                                         58,800         641,508

   Pharmaceuticals - 5.1%
              Alteon Inc *                                                909,700       1,073,446
              Anika Therapeutics Inc *                                    145,200       2,525,028
              Ap Pharma Inc *                                             254,400         852,240
              Aradigm Corp *                                              717,827         646,044
              Bradley Pharmaceuticals Inc *                                 2,100          58,590
              Collagenex Pharmaceuticals Inc *                            120,724       1,137,220
              D&K Healthcare Resources Inc                                 46,730         560,760
              Dendreon Corp *                                              62,575         766,544
              Dov Pharmaceuticals Inc *                                   158,400       2,211,264
              Eli Lilly & Co                                               34,669       2,423,710
              Emisphere Technologies Inc *                                144,800         593,680
              First Horizon Pharmaceutical Corp *                         279,200       5,276,880
              Guliford Pharmaceuticals Inc *                              133,769         635,403
              HealthExtras Inc *                                           21,900         362,883
              Heska Corp *                                                 95,700         115,797
              Hi-Tech Pharmacal Co Inc *                                  102,750       1,678,935
              Hollis-Eden Pharmaceuticals *                                34,000         409,700
              Insmed Inc *                                                126,400         283,136
              Integrated Biopharma Inc *                                  100,100         816,816
              Intrabiotics Pharmaceuticals Inc *                          112,300         437,970
              Introgen Therapeutics Inc *+                                109,175         466,177
              Ista Pharmaceuticals Inc *                                  101,400       1,059,630
              La Jolla Phsrmaceuticals Co *                               522,100       1,268,703
              Mannatech Inc *                                              90,680         870,528
              Matrixx Initiatives Inc *                                    90,300         920,157
              National Medical Health Card Systems Inc *                  103,408       2,775,471
              Neogen Corp *                                                69,281       1,192,395
              Nexmed Inc *                                                 85,800         170,742
              Nutraceutical International Corp *                          107,139       2,283,132
              Nuvelo Inc *                                                136,104       1,309,320
              Orphan Medical Inc *                                        132,279       1,329,404
              Pain Therapeutics Inc *                                     114,000         918,840
              Penwest Pharmaceuticals Co *                                  7,600          97,356
              Pharmacyclics Inc *                                         207,300       2,108,241
              The Quigley Corp *                                           54,500         543,365
              Rigel Pharmaceuticals Inc *                                  35,566         505,393
              Vivus Inc *                                                 234,337         852,987
                                                                                    -------------
                                                                                       41,537,887

   Real Estate - 0.8%
              California Coastal Communities Inc *                        109,900       2,196,681
              Consolidated - Tomoka Land Co                                48,400       1,827,584
              United Capital Corp *                                        52,900         900,887
              Wellsford Real Properties Inc *                              70,100       1,090,055
              Wilshire Enterprises Inc *                                   27,300         136,500
                                                                                    -------------
                                                                                        6,151,707

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Retail - 4.2%
              AC Moore Arts & Crafts Inc *                                  7,400   $     203,574
              America's Car Mart Inc *                                     74,700       2,243,241
              Benihana Inc *                                               28,830         429,567
              The Bombay Co Inc *                                          81,900         502,047
              Books-A-Millions Inc *                                      221,106       1,306,736
              Buca Inc *                                                  110,300         587,899
              Checkers Drive-In Restaurant *                               41,197         475,825
              Christopher & Banks Corp *                                    1,350          23,908
              Cosi Inc *                                                   96,600         576,702
              Dave & Buster's Inc *                                       143,600       2,698,244
              EZCORP Inc *                                                 39,286         389,717
              Famous Dave's Of America Inc *                              158,800       1,219,584
              Finlay Enterprises Inc *                                     89,500       1,684,390
              First Cash Financial Services Inc *                         116,250       2,473,800
              Friendly's Ice Cream Corp *                                  97,900       1,287,385
              Frisch's Restaurants Inc                                     47,800       1,422,050
              GTSI Corp *                                                 135,235       1,548,441
              Hastings Entertainment Inc *                                125,400       1,152,426
              JOS A Bank Clothiers Inc *                                   32,100       1,007,619
              Loehmanns Holdings Inc *                                     87,000       1,976,640
              Luby's Inc *                                                252,700       1,746,157
              Mothers Work Inc *                                           13,400         275,638
              Movie Gallery Inc                                             6,975         136,361
              PC Mall Inc *                                                89,993       1,699,068
              The Pantry Inc *                                              3,300          71,940
              Rex Stores Corp *                                            88,800       1,087,800
              Rush Enterprises Inc - Class A*                              43,600         566,800
              Rush Enterprises Inc - Class B*                              43,600         562,440
              The Sports Authority Inc *                                    1,650          59,235
              The Sportsman's Guide Inc *                                 110,600       2,587,929
              Total Entertainment Rest Corp *                             122,581       1,658,521
              Trans World Entertainment Corp *                             70,300         704,406
              Zones Inc *                                                  60,000         170,400
                                                                                    -------------
                                                                                       34,536,490

   Savings & Loans - 5.4%
              Berkshire Hills Bancorp Inc                                  52,000       1,929,200
              BostonFed Bancorp Inc                                           400          15,924
              Camco Financial Corp                                         24,300         340,200
              Carver Bancorp Inc                                          109,100       2,182,000
              Centrue Financial Corp                                       33,800         936,598
              Citizens First Financial Corp                                 5,400         122,850
              Citizens South Banking Corp                                  20,719         273,076
              Cooperative Bankshares Inc                                    1,400          31,136
              EverTrust Financial Group Inc                                91,071       2,315,025
              FFLC Bancorp Inc                                             40,500       1,018,980
              FSF Financial Corp                                           32,904       1,143,414
              Fidelity Bancorp Inc                                         58,080       1,211,549
              First Defiance Financial Corp                                51,800       1,144,780
              First Federal Bankshares Inc                                 13,403         362,819
              First Federal Bankshares Inc                                  57200       1,295,008
              First Pactrust Bancorp Inc                                   53,800       1,196,512
              FirstBank NW Corp                                            21,492         577,275
              HMN Financial Inc                                            55,300       1,396,325
              Harrington West Financial Group Inc                          88,320       1,513,805
              Heritage Financial Corp                                      52,000         969,800
              Home Federal Bancorp/IN                                      43,130       1,078,250
              Horizon Financial Corp                                       65,300       1,299,470
              Itla Capital Corp *                                             400          16,228
              LSB Corp                                                     86,350       1,381,600
              Lincoln Bancorp                                              24,100         440,066
              MAF Bancorp Inc                                              18,200   $     776,776
              MASSBANK Corp                                                33,936       1,174,525
              MutualFirst Financial Inc                                    45,500         984,165
              Mystic Financial Inc                                         37,178       1,195,273
              NewAlliance Bancshares Inc *                                 86,034       1,201,035
              NewMil Bancorp Inc                                           45,600       1,345,200
              North Central Bancshares Inc                                 19,650         740,805
              Northeast Bancorp                                             4,700          90,804
              PVF Capital Corp                                             68,837       1,104,145
              Provident Financial Hldgs                                    54,849       1,297,179
              Pulaski Financial Corp                                       75,462       1,282,854
              Rainer Pacific Financial Group Inc                           32,300         524,875
              Riverview Bancorp Inc                                        25,800         534,576
              Seacoast Financial Services Corp                             73,363       2,538,360
              Sterling Financial Corp*                                        804          25,623
              Synergy Financial Group *                                    31,400         317,454
              Teche Holding Co                                             11,400         433,200
              Timberland Bancorp Inc                                       48,900       1,092,915
              Union Community Bancorp                                      44,600         789,420
              Warwick Community Bancorp Inc                                 3,200         102,560
              Washington Savings Bank FSB Bowie Maryland                  101,250       1,022,625
              Willow Grove Bancorp Inc                                     94,400       1,501,904
                                                                                    -------------
                                                                                       44,268,163

   Semiconductors - 2.7%
              ADE Corp *                                                  130,000       2,809,300
              ALL American Semiconductor *                                 13,200         122,866
              Advanced Power Technology Inc *                             206,500       2,570,925
              Aetrium Inc *                                               101,000         742,350
              Anadigics Inc *                                             333,401       1,720,016
              Brillian Corporation *                                       34,825         280,620
              Catalyst Semiconductor Inc *                                 81,773         555,975
              Celeritek Inc *                                              86,232         331,131
              Diodes Inc *                                                 42,150         998,534
              Electroglas Inc *                                           192,050       1,027,467
              FSI International Inc *                                     168,085       1,312,744
              ParthusCeva Inc *                                           157,696       1,247,375
              PLX Technology Inc *                                        261,500       4,513,490
              Ramtron International Corp *                                 34,500         156,285
              Richardson Electronics Ltd                                   54,145         599,927
              Three-Five Systems Inc *                                    139,300         710,430
              Tripath Technology Inc *                                    295,747         961,178
              Virage Logic Corp *                                          50,097         455,883
              White Electronic Designs Corp *                             156,459         819,845
                                                                                    -------------
                                                                                       21,936,341

   Shipbuilding - 0.1%
              Todd Shipyards Corp                                          40,700         714,285

   Software - 3.5%
              Allscripts Healthcare Soutions Inc *                         94,453         740,512
              Aspen Technology Inc *                                       58,800         426,888
              CAM Commerce Solutions Inc *                                 86,900       1,489,466
              Captaris Inc *                                              310,700       2,007,122
              Concur Technologies Inc *                                   112,900       1,208,030
              Digi International Inc *                                    112,936       1,210,674
              DocuCorp International Inc *                                161,800       1,417,368
              Document Sciences Corp *                                      8,788          47,807
              EPIQ Systems Inc *                                           41,373         599,908
              Evolving Systems Inc *                                      275,900       1,310,525
              Group 1 Software Inc *                                       27,600         633,420
              Intellisync Corp *+                                         317,700         911,799
              Intercept Inc *                                              56,800         930,384
              Intervideo, Inc. *                                           15,000         194,100
              INVESTools, Inc. *                                           12,200          26,474

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Software, Continued
              MetaSolv Inc *                                              399,900   $   1,135,716
              Mind CTI Ltd                                                369,360       1,728,605
              Moldflow Corp *                                             163,600       1,786,512
              PLATO Learning Inc *                                        100,533         996,282
              Pervasive Software Inc *                                    174,800       1,092,500
              QAD Inc *                                                    49,150         521,481
              Quality Systems Inc *                                        23,000       1,129,070
              Roxio Inc *                                                 208,000       1,021,280
              TradeStation Group Inc *                                    245,974       1,768,553
              VA Software Corp *                                          476,000       1,166,200
              Viewpoint Corp *                                            596,684       1,175,467
              Witness Systems Inc *                                       138,850       1,687,028
                                                                                    -------------
                                                                                       28,363,171

   Telecommunications - 4.1%
              AirGate PCS Inc. *                                           47,600         871,080
              Avici Systems Inc *                                         164,500       2,139,076
              Aware Inc *                                                 373,800       1,476,510
              Boston Communications Group *                               350,945       3,597,186
              California Amplifier Inc *                                  280,900       1,985,963
              Comarco Inc *                                                15,698         110,671
              Communications Systems Inc                                    7,000          56,070
              Computer Network Technology Corp *                           51,500         308,485
              CoSine Communications Inc *                                 184,290         788,761
              Crossroads Systems Inc *                                    346,900         607,075
              Ditech Communications Corp *                                191,670       4,473,578
              EndWave Corp *                                              128,343       1,020,327
              Essex Corp *                                                 11,800          95,462
              Forgent Networks Inc *                                      402,419         547,290
              Glenayre Technologies Inc *                                 541,400       1,245,220
              Globecomm Systems Inc *                                      68,500         358,255
              Hickory Tech Corp                                            26,330         266,196
              KVH Industries Inc *                                         36,700         467,191
              Lightbridge Inc *                                            24,100         134,960
              MRV Communications Inc *                                      3,100           8,494
              Network Equipment Technologies Inc. *                        36,000         293,760
              Optical Cable Corp *                                        141,425         749,552
              Paradyne Networks Corp *                                    373,900       2,056,450
              Performance Technologies Inc *                              148,850       1,400,678
              Radyne Comstream Corp *                                      53,900         431,200
              SafeNet Inc *                                                27,100         750,128
              SBA Communications Corp *                                    11,100          49,395
              Sirenze Microdevices Inc *                                  186,200         782,040
              Stratos International *                                     188,919       1,033,387
              Telular Corp *                                               54,000         388,260
              Tollgrade Communications Inc *                              168,900       1,793,718
              Tut Systems Inc *                                           130,053         409,667
              Ubiquitel Inc *                                             618,000       2,607,960
              Verlink Corp                                                 67,155         268,620
              Vyyo Inc *                                                   12,031          77,841
              Warwick Valley Telephone Co                                   5,400         114,750
              XETA Technologies Inc *                                      25,200         125,723
                                                                                    -------------
                                                                                       33,890,979

   Textiles - 0.3%
              Culp Inc *                                                  148,400       1,154,552
              Quaker Fabric Corp                                          154,200       1,188,728
                                                                                    -------------
                                                                                        2,343,280

   Toys/Games/Hobbies - 0.2%
              Department 56 *                                              73,900       1,138,060
              RC2 Corp *                                                   15,700         557,350
                                                                                    -------------
                                                                                        1,695,410

   Transportation - 1.3%
              Celadon Group Inc *                                         113,900       2,004,640
              Dynamex Inc *                                               148,600       2,067,026
              Forward Air Corp *                                              300          11,220
              HUB Group Inc - Class A *                                    88,800       3,028,080
              Marten Transport Ltd *                                      112,066       2,090,031
              Patriot Transportation Holding Inc *                         16,400         541,200
              Stonepath Group Inc *                                       250,500         536,070
                                                                                    -------------
                                                                                       10,278,267

   Trucking & Leasing - 0.2%
              Greenbrier Cos Inc *                                         77,800   $   1,482,090

   Water - 0.5%
              Artesian Resources Corp - Class A                            14,850         392,782
              Middlesex Water Co                                           55,088       1,067,605
              Pennichuck Corp                                               5,466         140,312
              Southwest Water Co                                          116,505       1,458,643
              York Water Co                                                55,200       1,017,888
                                                                                    -------------
                                                                                        4,077,230
                                                                                    -------------

   Total Common Stock (Identified Cost $504,153,707)                                $ 765,214,940

   Exchange Traded Funds - 6.1%
   Equity Fund - 6.1%
              iShares Russell 2000 Index Fund                             225,500      26,568,410
              iShares Russell 2000 Value Index Fund                       137,409      23,632,974
                                                                                    -------------
   Total Exchange Traded Funds (Identified Cost $39,368,167)                           50,201,384

Short-term Investments - 0.1%
   Money Market Funds - 0.1%
              Firstar U S Treasury Money Market
                 Fund Institutional                                                       877,311
                                                                                    -------------

Total Short-term Investments (Identified Cost $877,311)                             $     877,311
                                                                                    -------------

Total Investments - 99.9% (Identified Cost $544,399,185) **                         $ 816,293,635

Other Assets and Liabilities, net - 0.1%                                                  454,657
                                                                                    -------------

Total Net Assets - 100.0%                                                           $ 816,748,292
                                                                                    =============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See Note 6 for tax cost figures.

+ This security or a portion of this security is out on loan at June 30, 2004. Total loaned securities had a market value of $11,133,986 at June 30, 2004.

++ The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 6/30/04 was $2,621,393 which represented 0.3% of the Fund's net assets. The following is a summary of the transactions with affiliates during the year.

                                          Hurco Cos Inc

Market Value 6/30/2003                    $    869,500
Purchases at Cost                         $          -
Sales at Cost                             $    (199588)
Change in Unrealized Appr. / (Depr.)      $  1,951,481
Market Value 6/30/2004                    $  2,621,393
Dividend Income                           $          -
Realized Gain / (Loss)                    $    184,096


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
      Investments at value* (cost - $544,399,185)                                          $   816,293,635
      Cash                                                                                       1,038,804
      Receivable for fund shares sold                                                            1,549,368
      Receivable from broker                                                                       997,877
      Receivable for portfolio securities sold                                                   1,429,625
      Receivable for dividends                                                                     434,398
      Receivable for interest                                                                       41,844
      Prepaid expenses                                                                              54,180
----------------------------------------------------------------------------------------------------------
         Total assets                                                                          821,839,731
----------------------------------------------------------------------------------------------------------

LIABILITIES:
      Payable for portfolio securities purchased                                                 4,051,617
      Payable for fund shares redeemed                                                             542,258
      Payable for management fee                                                                   358,099
      Accrued expenses                                                                             139,465
----------------------------------------------------------------------------------------------------------
         Total liabilities                                                                       5,091,439
----------------------------------------------------------------------------------------------------------
      NET ASSETS (50,596,041 SHARES OUTSTANDING)                                           $   816,748,292
==========================================================================================================
      Net asset value, offering and redemption price per share ($816,748,292/50,596,041)   $         16.14
==========================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $   537,524,409
      Undistributed net investment income                                                          793,805
      Undistributed net realized gain                                                            6,535,628
      Net unrealized appreciation of investments                                               271,894,450
----------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                           $   816,748,292
==========================================================================================================

* At June 30, 2004 securities with an aggregate market value of $11,133,986 were on loan to brokers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
      Dividends (net of withholding tax of $5,772)                                         $     4,804,345
      Interest                                                                                      21,540
      Securities lending                                                                           733,336
----------------------------------------------------------------------------------------------------------
         Total income                                                                            5,559,221

EXPENSES:
      Management fees                                                                            3,525,174
      Accounting fees:
         Bridgeway Capital Management, Inc.                                                        457,573
         ALPS Mutual Funds Services, Inc.                                                           23,288
      Transfer agent fees
         Bridgeway Capital Management, Inc.                                                        257,385
         Citigroup Fund Services, Inc.                                                             131,689
      Audit fees                                                                                    40,257
      Custody                                                                                      148,435
      Insurance                                                                                     23,073
      Legal                                                                                         20,238
      Registration fees                                                                             81,261
      Directors' fees                                                                               37,818
      Miscellaneous                                                                                  4,910
----------------------------------------------------------------------------------------------------------
         Total expenses                                                                          4,751,101
----------------------------------------------------------------------------------------------------------

         Net expenses                                                                            4,751,101
----------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                              808,120
----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                           7,562,069
      Net realized gain on futures contracts                                                     2,436,990
      Net change in unrealized appreciation on investments                                     218,092,749
      Net change in unrealized depreciation on futures                                             752,593
----------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments                                   228,844,401
----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $   229,652,521
==========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                            JUNE 30, 2004     JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
      Net investment income (loss)                                                         $       808,120   $      (156,467)
      Net realized gain (loss) on investments                                                    7,562,069          (739,196)
      Net realized gain (loss) on futures contracts                                              2,436,990         4,166,970
      Net change in unrealized appreciation on investments                                     218,092,749        44,047,922
      Net change in unrealized depreciation on futures                                             752,593          (752,593)
----------------------------------------------------------------------------------------------------------------------------
        Net increase resulting from operations                                                 229,652,521        46,566,636
----------------------------------------------------------------------------------------------------------------------------
      Distributions to shareholders:
        From realized gains on investments                                                      (2,130,005)                0
----------------------------------------------------------------------------------------------------------------------------
         Total distributions to shareholders                                                    (2,130,005)                0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                             481,488,578       270,815,682
      Reinvestment of dividends                                                                  1,980,857                 0
      Cost of shares redeemed (net of redemption fees of
         $809,313 and $80,949 for 2004 and 2003, respectively)                                (206,285,112)      (74,164,524)
----------------------------------------------------------------------------------------------------------------------------
        Net increase from Fund share transactions                                              277,184,323       196,651,158
----------------------------------------------------------------------------------------------------------------------------
        Net increase in net assets                                                             504,706,839       243,217,794
NET ASSETS:
      Beginning of period                                                                      312,041,453        68,823,659
----------------------------------------------------------------------------------------------------------------------------

      End of period *                                                                      $   816,748,292   $   312,041,453
============================================================================================================================

Number of Fund shares:
      Sold                                                                                      35,892,678        29,484,464
      Issued on dividends reinvested                                                               131,969                 0
      Redeemed                                                                                 (13,839,493)       (8,980,793)
----------------------------------------------------------------------------------------------------------------------------
        Net increase                                                                            22,185,154        20,503,671
      Outstanding at beginning of period                                                        28,410,887         7,907,216
----------------------------------------------------------------------------------------------------------------------------
      Outstanding at end of period                                                              50,596,041        28,410,887
============================================================================================================================

* Including undistributed net investment income (loss) of $0 for 2004 and $0 for 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

             BRIDGEWAY FUNDS, INC. - ULTRA-SMALL COMPANY MARKET FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                       YEAR ENDED
                                                     -----------------------------------------------------------------------------
                                                     JUNE 30, 2004    JUNE 30, 2003   JUNE 30, 2002   JUNE 30, 2001  JUNE 30, 2000
PER SHARE DATA
      Net asset value, beginning of period           $       10.98    $        8.70   $        7.22   $        6.62  $        4.96
----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
        Net investment income (loss)*                         0.02            (0.03)           0.00            0.05           0.03
        Net realized and unrealized gain (loss)               5.16             2.31            1.49            0.59           1.63
----------------------------------------------------------------------------------------------------------------------------------
          Total from investment operations                    5.18             2.28            1.49            0.64           1.66
----------------------------------------------------------------------------------------------------------------------------------
      Less distributions to shareholders:
        Net investment income                                 0.00             0.00           (0.01)          (0.04)          0.00
        Net realized gains                                   (0.04)            0.00            0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                    (0.04)            0.00           (0.01)          (0.04)          0.00
----------------------------------------------------------------------------------------------------------------------------------

      Paid-in-capital from redemption fees                    0.02             0.00            0.00            0.00           0.00
----------------------------------------------------------------------------------------------------------------------------------

      Net asset value, end of period                 $       16.14    $       10.98   $        8.70   $        7.22  $        6.62
==================================================================================================================================

TOTAL RETURN                                                 47.41%           26.21%          20.70%           9.80%         33.50%
RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period ('000's)             $     816,748    $     312,041   $      68,824   $       9,078  $       2,386
      Ratios to average net assets:
        Expenses after waivers and reimbursements             0.67%            0.75%           0.75%           0.75%          0.75%
        Expenses before waivers and reimbursements            0.67%            0.85%           1.01%           1.61%          1.94%
        Net investment income (loss) after waivers
          and reimbursements                                  0.11%           (0.14%)         (0.05%)          0.77%          0.53%

      Portfolio turnover rate                                 19.4%            17.7%           55.8%          215.0%          39.5%

* Based on average daily shares outstanding.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Ultra-Small Company Market Fund (the "Fund").

     SECURITIES, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund loaned common stocks having a fair value of $11,133,986 and received U.S. Treasury securities with a value of $10,868,644 as collateral. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan as was the case on June 30, 2004.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     12b-1 PLAN

     Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004 there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, there were no outstanding options.

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT CONTRACT AND RELATED PARTY TRANSACTIONS:

     The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly.

     The Fund pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund, accounting and shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agency fees expense categories of the financial statements. For the year ended June 30, 2004, the Adviser earned $3,525,174 for adviser fees, $457,573 for accounting fees and $257,385 for transfer agency fees.

     The Adviser has agreed to reimburse the Fund for any operating expenses above 0.75%.

     From time to time, the Adviser may make short-term investments in funds in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                 FISCAL YEAR   FISCAL YEAR
                                                    2003          2004
                                                    ----          ----
       Purchases                                 $ 1,367,381   $ 1,000,000
       Redemptions *                               1,660,753       989,014**
       Net Realized Gain/(Loss) on Redemptions       (79,727)      (10,986)

       * Of these amounts $0 and $987,301 represent redemptions in-kind for fiscal year 2003 and fiscal year 2004, respectively.

       ** Net of 2% redemption fee.

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. Total interportfolio trades for Fiscal Year 2004 amounted to $7,057,071 and $9,365,179 for purchases and sales, respectively. Total net realized losses to the Fund on interportfolio trades for Fiscal Year 2004 were $4,154,543. At June 30, 2004 unsettled interportfolio purchases totaled $2,279,987. These trades were settled on July 2, 2004.

     Redemptions in-kind resulted in net realized gains to the Fund of $0 and $874,215 for fiscal year 2003 and fiscal year 2004, respectively. These net realized gains have been reclassified from accumulated net realized gain on investments to paid-in-capital.

     The Adviser maintains a policy of reimbursing the Fund for all trade errors. During Fiscal Year 2004, the Adviser reimbursed the Fund $3,336 for a portfolio trading error that occurred on behalf of the Fund. There was no impact to the total return, per share information or expense and net investment income ratios as a result of the reimbursement.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Ultra-Small Company Market Fund is disclosed in the Statement of Operations.

4.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales of long-term investment securities other than U.S. government securities and cash equivalents were $452,628,195 and $122,022,802, respectively, for the year ended June 30, 2004.

6.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

     The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

               Aggregate unrealized gain                  $    295,188,506
               Aggregate unrealized loss                       (23,424,494)
               Net gain (loss)                                 271,764,012
               Cost of investments                             544,529,623
               Capital loss carryover used                       1,248,680

     The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. The following details the tax basis distributions as well as the components of net assets.

            Components of net assets
               Undistributed Ordinary income              $        793,805
               Accumulated capital gains (losses)                6,666,382
               Unrealized appreciation(depreciation)           271,764,012

     The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 were as follows:

                                          YEAR ENDED         YEAR ENDED
                                        JUNE 30, 2004      JUNE 30, 2003
                                        -------------      -------------
         Ordinary income                 $        0         $       0
         Long-term capital gains         $  710,875         $       0

     Distributions to shareholders are recorded on ex-date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, redemptions in kind and wash sales. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. During the year ended June 30, 2004, $14,892 was reclassified to paid-in capital from accumulated capital gains and $14,315 was reclassified to paid-in-capital from undistributed ordinary income. Net assets were unaffected by the reclassifications.

7.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.   SUBSEQUENT EVENTS:

     ADMINISTRATION AGREEMENT

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund which it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

     LINE OF CREDIT

     The Fund has established a line of credit agreement ("LOC") with U.S. Bank, N.A. (the "Bank" or "Lender") which matures on June 1, 2005 and is renewable annually at the Bank's option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to the lesser of $36,750,000 or 33 1/3% of the Fund's net assets. Borrowings under the line of credit bear interest based on the Lender's Prime Rate. Principal is due fifteen days after each advance and at the Maturity. Interest is payable monthly in arrears. The minimum advance is $1,000.

9.   REDEMPTION FEES:

     Shares of Ultra Small Company Market Fund held for less than six months are subject to a redemption fee of 2.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Ultra Small Company Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra Small Company Market Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUND, INC.
                         ULTRA-SMALL COMPANY MARKET FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                                BROKER
                                                            AFFIRMATIVE         AGAINST         ABSTAIN      NON-VOTES
(1) Kirbyjon Caldwell, Karen Gerstner, Miles Douglas
Harper, III, John Montgomery and Michael D. Mulcahy
were elected Directors of the Board of Bridgeway Funds,
Inc.

  Kirbyjon Caldwell                                          28,546,277                       1,012,706
  Karen Gerstner                                             29,253,578                         305,405
  Miles Douglas Harper, III                                  29,252,322                         306,661
  John N.R. Montgomery                                       28,671,840                         887,144
  Michael D. Mulcahy                                         28,630,453                         928,531

(2) Ratification of the selection of independent
auditors for Bridgeway Funds                                 29,105,022         166,079         287,882
(3) Permit Bridgeway Funds to pursue investment in
individual stock options and futures                         21,007,103       3,208,548         511,439      4,831,893
(4) Ratification of the Board's decision to offer
additional classes of shares of Bridgeway Funds at a
future date.                                                 22,328,190       1,877,211         521,690      4,831,893
(5) Approval of a modification to the existing 12b-1
plan to include a provision for future classes of
shares to accommodate 12b-1 fees up to a maximum of
0.25%.                                                       19,996,940       4,219,160         510,990      4,831,893
(6) To consider any other business - There was no other
business introduced at the meeting.

For Ultra-Small Company Market Fund Shareholders only:
(7) To approve a change in Bridgeway Funds'
investment restrictions to permit the borrowing and
lending of cash between the Funds once Securities and
Exchange Commission ("SEC") permission is received.          12,456,210         652,560         268,643      3,091,582
(8) To approve the Management Agreement, as revised
between the Adviser and the Fund                             15,798,138         346,904         323,953

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                    POSITION(S)  TERM OF
                    HELD WITH    OFFICE AND                                      # OF BRIDGEWAY
                    BRIDGEWAY    LENGTH OF       PRINCIPAL OCCUPATION(S) DURING  FUNDS OVERSEEN   OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS        TIME SERVED     PAST FIVE YEARS                 BY DIRECTOR      HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell   Director     Term:           Senior Pastor of Windsor        Eleven           Continental
Age 51                           1 Year          Village United Methodist                         Airlines, Inc.,
                                 Length:         Church, since 1982                               JP Morgan Chase
                                 3 Years                                                          Advisory Board,
                                                                                                  American Church
                                                                                                  Mortgage Company,
                                                                                                  Reliant Resources,
                                                                                                  Inc. [energy &
                                                                                                  electricity
                                                                                                  services].

Karen S. Gerstner   Director     Term:           Principal, Karen S.             Eleven           None
Age 49                           1 Year          Gerstner & Associates,
                                 Length:         P.C., 2003 to present.
                                 10 Years        Attorney and Partner,
                                                 Davis Ridout, Jones and
                                                 Gerstner LLP, 1/1999 to
                                                 2003.

Miles Douglas       Director     Term:           Partner, 10/1998 to             Eleven           Calvert Large-Cap
Harper, III(1)                   1 Year          present Gainer, Donnelly,                        Growth Fund(3)
Age 42                           Length:         Desroches, LLP                                   (1 Portfolio)
                                 10 Years

     "INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                    POSITIONS                                                    NUMBER OF
                    HELD WITH    TERM OF OFFICE                                  BRIDGEWAY
                    BRIDGEWAY    AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  FUNDS OVERSEEN   OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS        TIME SERVED     PAST FIVE YEARS                 BY DIRECTOR      HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
John N. R.          President    Term:           President, Bridgeway            Eleven           None
Montgomery(2)       and          1 Year          Funds, 11/1993 - Present.
Age 49              Director     Length:         President, Bridgeway
                                 11 Years        Capital Management, Inc.,
                                                 7/1993-present.

Michael D. Mulcahy  Director     Term: 1 year    Director and Staff Member,      Eleven           None
Age 40                           Length:         Bridgeway Capital
                                 10/01/2003 to   Management, Inc., 12/2002
                                 present         - present. Vice President,
                                                 Hewlett Packard,
                                                 1/2001-12/20002. Executive
                                                 Vice President, Artios,
                                                 Inc. [Internet Co.],
                                                 10/1998 - 1/2001.

Joanna Barnhill     Secretary    Term: 1 year    Staff Member, Bridgeway         N/A              N/A
Age 54                           Length:         Capital Management, Inc.
                                 11/22/1993 to   since 1993
                                 present

Linda G. Giuffre    Treasurer/   Term: 1 year    Staff member, Bridgeway         N/A              N/A
Age 42              CCO          Length:         Capital Management, Inc.,
                                 05/14/2004 to   5/04 to present. Vice
                                 present         President - Compliance,
                                                 Capstone Asset Management
                                                 Company, 1998 - 2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Micro-Cap Limited Shareholder,

Our Fund had a negative return (-1.56%) in the June quarter, lagging all our benchmark returns. Our primary market benchmark was down slightly (-0.19%) and our peer benchmark was up 1.68%. It was a poor quarter on both an absolute and a relative basis.

More importantly, we significantly lagged our benchmark returns for the Fiscal Year. The Fund returned 24.30% compared to 30.80% for the Lipper Small-Cap Stock Funds Index, 33.37% for the Russell 2000 Index of small stocks, and 38.64% for the "CRSP 9" Index, our primary market benchmark. As detailed in our December, 2003 semi-annual report, the primary "culprit" was the fact that the most "doggy" stocks (those indicating potential financial distress) in the CRSP Index had the best returns, especially in the first half of the Fiscal Year. While we have strong exposure to stocks on the "value" or cheaper end of the spectrum, we tend to avoid stocks that stand a stronger chance of financial distress or bankruptcy. Every stock category "gets its day in the sun," and we were swimming against the current of some of the best performing micro-cap stocks over the last year.

The table below presents our June quarter, one-year, and average annual total returns for five-year and life-to-date financial results according to the formula required by the SEC. A graph of performance since inception appears on page two. I'm obviously more proud of our long-term record in which we continue to beat each of our benchmarks.

                                                                      JUNE QTR.        1 YEAR         5 YEAR       LIFE-TO-DATE
                                                                       4/1/04          7/1/03         7/1/99        6/30/98 TO
                                                                    TO 6/30/04(1)    TO 6/30/04     TO 6/30/04      TO 6/30/04
                                                                    -------------    -----------    -----------     ----------
     Micro-Cap Limited Fund
       Return Before Taxes                                             -1.56%          24.30%         18.46%          19.94%
       Return After Taxes on Distributions(2)                                          21.46%         16.48%          18.27%
       Return After Taxes on Distributions and Sale of Fund
         Shares(2)                                                                     19.36%         15.20%          16.87%
     Lipper Small-Cap Stock Funds                                       1.68%          30.80%          5.38%           4.79%
     Russell 2000 Index (small stocks)                                  0.47%          33.37%          6.63%           5.76%
     CRSP Cap-Based Portfolio 9 Index                                  -0.19%          38.64%         14.49%          12.34%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com.

     THE LIPPER SMALL-CAP STOCK FUNDS IS AN INDEX OF SMALL-CAP FUNDS COMPILED BY LIPPER, INC. THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET WITH DIVIDENDS REINVESTED. THE CRSP CAP-BASED PORTFOLIO 9 INDEX IS AN UNMANAGED INDEX OF 587 MICRO-CAP COMPANIES COMPILED BY THE CENTER FOR RESEARCH IN SECURITY PRICES, WITH DIVIDENDS REINVESTED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THEREFORE THE PERFORMANCE DATA QUOTED ABOVE FOR THE LIPPER SMALL-CAP STOCK FUNDS INDEX, THE RUSSELL 2000 INDEX, AND THE CRSP CAP-BASED PORTFOLIO 9 INDEX DO NOT REFLECT ANY DEDUCTIONS FOR TAXES.

     (1)PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (2)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS.

[CHART]

        GROWTH OF $10,000 INVESTED IN MICRO-CAP LIMITED FUND AND INDEXES
                       FROM 6/30/98 (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                     8/5/1994  9/30/1994  12/30/1994  3/31/1995  6/30/1995  9/30/1995  12/28/1995  3/29/1996

                                     8/5/1994  9/30/1994  12/30/1994  3/31/1995  6/30/1995  9/30/1995  12/28/1995  3/29/1996
MICRO-CAP LIMITED                  $10,000.00
LIPPER SMALL CO. FUNDS             $10,000.00
RUSSELL 2000 (SMALL GRWTH.STOCKS)  $10,000.00
CRSP CAP-BASED PORTFOLIO 9         $10,000.00

                                   6/28/1996  9/30/1996  12/31/1996  3/31/1997  6/30/1997  9/30/1997

                                   6/28/1996  9/30/1996  12/31/1996  3/31/1997  6/30/1997  9/30/1997
MICRO-CAP LIMITED
LIPPER SMALL CO. FUNDS
RUSSELL 2000 (SMALL GRWTH.STOCKS)
CRSP CAP-BASED PORTFOLIO 9

                                   12/31/1997   3/31/1998   6/30/1998   9/30/1998  12/30/1998   3/31/1999   6/30/1999

                                   12/31/1997   3/31/1998   6/30/1998   9/30/1998  12/30/1998   3/31/1999   6/30/1999
MICRO-CAP LIMITED                                           10,000.00    7,600.00   10,760.00    9,400.00   12,760.00
LIPPER SMALL CO. FUNDS                                      10,000.00    7,860.49    9,314.17    8,874.29   10,192.06
RUSSELL 2000 (SMALL GRWTH.STOCKS)                           10,000.00    7,985.44    9,287.77    8,783.97   10,150.02
CRSP CAP-BASED PORTFOLIO 9                                  10,000.00    7,632.62    9,068.38    8,600.82   10,217.40
                                                                           -24.0%       41.6%      -12.6%       35.7%
                                                                           -20.1%       16.3%       -5.4%       15.6%
                                                                           -3.85%      25.27%      -7.22%      20.19%

                                   9/30/1999   12/31/1999   3/31/2000   6/30/2000   9/29/2000   12/29/2000   3/30/2001

                                   9/30/1999   12/31/1999   3/31/2000   6/30/2000   9/29/2000   12/29/2000   3/30/2001
MICRO-CAP LIMITED                  12,320.00    16,091.18   16,279.25   16,425.53   18,285.42    17,060.33   17,370.12
LIPPER SMALL CO. FUNDS              9,966.09    13,183.13   14,658.81   13,786.31   14,250.51    12,314.59   10,462.78
RUSSELL 2000 (SMALL GRWTH.STOCKS)   9,508.25    11,262.04   12,059.82   11,603.99   11,732.28    10,921.81   10,211.31
CRSP CAP-BASED PORTFOLIO 9         10,011.37    12,271.57   14,206.79   12,780.02   13,123.24    10,576.37   10,822.32
                                       -3.4%        30.6%        1.2%        0.9%       11.3%        -6.7%        1.8%
                                       -6.3%        18.4%        7.1%       -3.8%        1.1%        -6.9%       -6.5%
                                       2.87%       12.17%      -5.92%       4.68%      10.22%        0.21%       8.32%

                                   6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002  12/31/2002
                                                                                                            Restated
                                   6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002  12/31/2002
MICRO-CAP LIMITED                  21,950.52   18,454.36    22,212.62   23,097.40   23,726.06   18,813.20   18,522.64
LIPPER SMALL CO. FUNDS             12,007.61    9,338.37    11,166.94   11,263.42   10,202.45    8,283.48    8,776.63
RUSSELL 2000 (SMALL GRWTH.STOCKS)  11,670.30    9,244.13    11,193.31   11,639.22   10,667.08    8,384.30    8,900.55
CRSP CAP-BASED PORTFOLIO 9         13,387.15   10,755.76    13,943.51   14,405.80   13,532.21   10,288.88   11,373.36
                                       26.4%      -15.9%        20.4%        4.0%        2.7%      -20.7%       -1.5%
                                       14.3%      -20.8%        21.1%        4.0%       -8.4%      -21.4%        6.2%
                                      12.08%       4.86%       -0.72%       0.00%      11.07%       0.69%      -7.70%

                                   3/31/2003   6/30/2003   9/30/2003   12/31/2003   3/31/2004   6/30/2004

                                   3/31/2003   6/30/2003   9/30/2003   12/31/2003   3/31/2004   6/30/2004
MICRO-CAP LIMITED                  18,317.97   23,946.40   27,349.04    30,928.13   30,235.91   29,765.21
LIPPER SMALL CO. FUNDS              8,385.54   10,124.22   10,898.27    12,403.08   13,024.00   13,242.85
RUSSELL 2000 (SMALL GRWTH.STOCKS)   8,500.77   10,492.04   11,444.46    13,106.40   13,926.96   13,992.75
CRSP CAP-BASED PORTFOLIO 9         11,042.71   14,497.67   16,440.16    19,130.72   20,138.18   20,099.66
                                       -1.1%       30.7%       14.2%        13.1%       -2.2%       -1.6%
                                       -4.5%       23.4%        9.1%        14.5%        6.3%        0.5%
                                       3.39%       7.30%       5.13%       -1.44%      -8.50%      -2.03%

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Bridgeway Micro-Cap Limited Fund                                     $    29,765

CRSP Cap-based Portfolio 9 Index                                     $    20,100

Russell 2000 Index                                                   $    13,993

Lipper Small-Cap Stock Funds                                         $    13,243

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE

Relative to recent previous quarters, this was a lean one. We had a dearth of "major contributors" to our Fund's return.

Three companies were up at least 30% in the quarter:

       RANK   DESCRIPTION                  INDUSTRY                  % GAIN
       ----   -----------                  -------                   ------
        1     Ditech Communications Corp   Telecommunications         40.0%
        2     Digital River Inc            Internet                   38.9%
        3     Metals USA Inc               Metal Fabricate/Hardware   34.8%

Ditech Communications Corporation, a telecom equipment manufacturer based in Mountain View, California, continued a year-long turnaround in sales and positive earnings when it released better than expected quarterly results for its fiscal year ended April 30, 2004. Investors were pleased with the announcement, and drove the stock up 29.5% the day of the press release. Our position in the stock, which we have held since last summer, rose 40.0% over the quarter.

The Telecommunications sector was also represented on our worst performing stock list, which was more the trend of our market sector. Two stocks declined by more than 30%:

       RANK   DESCRIPTION                  INDUSTRY                  % LOSS
       ----   -----------                  --------                  ------
        1     Brooktrout Inc               Computers                 -41.9%
        2     SafeNet Inc                  Telecommunications        -36.2%

The worst performing stock for the quarter, Brooktrout, Inc., plunged on news released in early April that the company's first quarter sales fell short of the company's forecast. A spokesperson said that some of the company's customers may have bought too much inventory in the December quarter, and consequently didn't need to buy a lot of the company's products in the March 2004 quarter. Brooktrout, who sells computer communication products to original equipment manufacturers, saw its stock price tumble by 50.0% the very next day. The irony of the story for Brooktrout is that just six months earlier, in mid-October, the company reported a turnaround in profitability with its first quarter of positive operating earnings in over two years. On that news the company's stock jumped 50.2%. After the recent April tumble, the stock price closed within 50 cents of its mid-October price.

DETAILED EXPLANATION OF FISCAL YEAR 2004 PERFORMANCE

Unfortunately, our Fund was underrepresented in one of the best performing market sectors, Technology, and it hurt our annual overall performance. Another star-performing sector among micro-cap stocks was the Energy sector, in which we had a nice showing. Overall, thirty-eight companies appreciated 30% or more in the year:

          RANK   DESCRIPTION                            INDUSTRY                     % GAIN
          ----   -----------                            --------                     ------
            1    Giant Industries Inc                   Oil & Gas                    258.5%
            2    Ditech Communications Corp             Telecommunications           244.2%
            3    Unify Corp                             Software                     180.4%
            4    Bioreliance Corp                       Healthcare-Services          126.4%
            5    NAM TAI Electronics Inc                Electronics                  122.2%
            6    Petroleum Development Corp             Oil & Gas                     99.4%
            7    America Service Group Inc              Healthcare-Services           96.1%
            8    PrivateBancorp Inc                     Banks                         92.6%
            9    Merit Medical Systems Inc              Healthcare-Products           78.4%
           10    Digital River Inc                      Internet                      70.4%
           11    Accredited Home Lenders Holding Co     Diversified Fin'l Services    69.5%
           12    Lifeline Systems Inc                   Healthcare-Products           66.6%
           13    Nuevo Energy Co./ Plains Exploration   Oil & Gas
                 & Production Co (takeover)                                           64.3%
           14    Firstfed America Bancorp               Savings & Loans               63.1%
           15    Cash America International Inc         Retail                        62.0%
           16    Cantel Medical Corp                    Healthcare-Products           60.6%
           17    SS&C Technologies Inc                  Software                      59.8%
           18    Clayton Williams Energy Inc            Oil & Gas                     55.3%
           19    Prima Energy Corp                      Oil & Gas                     55.0%
           20    PC Connection Inc                      Retail                        53.1%
           21    Rofin-Sinar Technologies Inc           Electronics                   50.7%
           22    Hanger Orthopedic Group Inc            Healthcare-Products           48.0%
           23    Sterling Financial Corp                Savings & Loans               44.0%
           24    Wintrust Financial Corp                Banks                         43.5%
           25    Stratasys Inc                          Computers                     43.3%
           26    Daktronics Inc                         Electronics                   43.0%
           27    American Home Mortgage Hold            Diversified Fin'l Services    40.9%
           28    Meritage Corp                          Home Builders                 40.3%
           29    Middleby Corp                          Machinery-Diversified         39.5%
           30    Pantry Inc                             Retail                        38.9%
           31    JOS A Bank Clothiers Inc               Retail                        38.1%
           32    John B. Sanfilippo & SON               Food                          36.8%
           33    Metals USA Inc                         Metal Fabricate/Hardware      34.8%
           34    ACT Teleconferencing Inc               Telecommunications            34.4%
           35    Central European Distr. Corp           Distribution/Wholesale        34.3%
           36    Enpath Medical Inc                     Healthcare-Products           34.2%
           37    SupportSoft Inc                        Internet                      32.8%
           38    American Medical Security Group Inc    Healthcare-Services           30.0%

At the top of the biggest gainers list is Giant Industries, Inc., one of five Oil & Gas industries on the list. Giant Industries is a (not so giant) oil refiner, and its stock price rose 259% over the past fiscal year on improving revenues and prospects for its refining business. Although Oil & Gas companies did comprise 7.1% of the Fund at year end, unfortunately, our position in Giant Industries was rather small. These little performers serve as good diversifiers overall.

You may notice that Ditech Communications, Digital River Inc. and Metals USA Inc., were top gainers for the fiscal year as well as the quarter. On the downside, nine stocks declined by more than 30%:

          RANK   DESCRIPTION                   INDUSTRY             % LOSS
          ----   -----------                   --------             ------
           1     Starcraft Corp                Auto Manufacturers   -51.2%
           2     Emerson Radio                 Home Furnishings     -50.2%
           3     Evolving Systems Inc          Software             -49.0%
           4     Matrixx Initiatives Inc       Pharmaceuticals      -41.1%
           5     Orleans Homebuilders Inc      Home Builders        -40.4%
           6     Brooktrout Inc                Computers            -40.4%
           7     E-Loan Inc                    Internet             -38.2%
           8     Boston Communications Group   Telecommunications   -34.9%
           9     Talk America Holdings Inc     Telecommunications   -31.2%

Fortunately this list it is much shorter than the previous one. Of the nine large decliners for the past fiscal year, the largest was Starcraft Corporation. Investors were scared away from this auto equipment manufacturer on concerns over an acquisition and over a warning on quarterly profit. Starcraft had generated most of its recent revenues through a joint venture with another automotive parts company. Last October, Starcraft announced that it would buy (merge with) the other company, and was going to issue stock to pay for the deal. The amount of stock to be issued (over 60% of the current outstanding shares) potentially represented a significant dilution of earnings to current shareholders. Some shareholders voted with their feet over the next month. In early January 2004, Starcraft announced that its own shareholders approved the deal (over 40% of the company is owned by insiders), and issued reduced earnings guidance for the fiscal year ending in September 2004. The actual net income that the company expected to earn was higher than last year, but with the additional shares to be issued for the merger, the expected earnings per share were lower. This news caused a big drop in price - a 22.2% decline in one day, with nearly 29 times the average volume of shares changing hands. The stock price hasn't recovered since. We sold our position in the first quarter of calendar year 2004, but it was already down 51.2%.

Another poorly performing stock for us over the past year was Evolving Systems, Inc., which in addition to being #3 on the worst decliner list, was our biggest dollar decliner for the fiscal year ended June 30, 2004. Evolving Systems, a telecommunications software provider, fell hard when the company reported lower than expected revenues and earnings for its December 2003 quarter. The company suffered a 43% decline in its quarterly license fees and service revenues (verses the year before), in part due to price pressures from customers. Evolving Systems had previously reported three quarters of earnings surprises, and the stock ran up 53.3% in just the three days before the earnings report. As you can imagine, many investors were sorely disappointed with the actual results, and shaved 26.0% off of the company's market value in one day. We unwound our position in the March quarter, taking a 49.0% haircut.

A CONCERNED SHAREHOLDER

TRANSLATION: While it may be tempting to try to limit losses in an individual stock by simply selling when it drops a certain percentage, our research does not indicate this is a successful way to improve returns with our quantitative models

I recently received a letter from a shareholder who was extremely disturbed to learn of six fund holdings that dropped an average of almost 30%. (Since the list of Micro-Cap Limited's worst stocks averages over 40%, it is probably clear he owns a different Bridgeway fund.) Every once in a while I get such a reaction from a shareholder who doesn't understand why we don't just set "stop loss orders" (market orders to sell below a certain price), or similarly sell stocks that have dropped a certain amount (say, 20% down from where we bought them) in order to minimize losses in individual stocks. Actually, I have studied this strategy and have yet to use it in combination with a Bridgeway model; which is to say, so far, on average I think it's a good way to destroy value, especially in a fund of more volatile stocks. Sure, it would have been nice to identify such a stock before it dropped, say 20%, but once it has, the only relevant question is, "Is it then more likely to go up or go down?" Unless you can answer that question, there's no way to profit from the information. From the standpoint of measures of valuation, you'd prefer to buy (or continue to hold) a stock when it's cheaper, not stay away from all cheaper stocks (or sell ones you happen to have owned before they got cheaper). For some of our models, if a stock goes down 30%, the model just likes it better (although that is not true with all of our models). The nice thing with our models is that they take the emotion of having previously "lost money" out of the equation of what the best decision is currently. In the language of engineering, a previous decline is a "sunk cost;" it has nothing to do with the current decision (unless one can show statistically that it does).

TOP TEN HOLDINGS AND CHARACTERISTICS OF RISK

TRANSLATION: At quarter end, Consumer Cyclicals comprised our largest sector representation at 21.5% of net assets, followed by Communications at 18% and Consumer Noncyclical at 16%. Within the micro-cap sector, our Fund is very well diversified.

Currently, our largest holding represents only 3.8% of net assets; this is on the low side for this Fund, which can make more concentrated investments too. Our top ten holdings represent ten different industries, representing the current strong diversification of our Fund:

                                                                           PERCENT OF
          RANK   DESCRIPTION                    INDUSTRY                   NET ASSETS
          ----   -----------                    --------                   ----------
           1     Sterling Financial Corp        Savings & Loan                3.8%
           2     Middleby Corp                  Machinery - Diversified       3.6%
           3     SS&C Technologies Inc          Software                      3.5%
           4     Prima Energy Corp              Oil & Gas                     3.4%
           5     Private Bancorp Inc            Banks                         3.3%
           6     America West Holdings Corp     Airlines                      3.3%
           7     Amedisys Inc                   Healthcare - Services         3.0%
           8     ASV Inc                        Auto Manufacturers            2.9%
           9     Komag Inc                      Computers                     2.9%
          10     J2 Global Communications Inc   Internet                      2.8%
                                                                             ----
                                                                             32.5%

TAX EFFICIENCY

TRANSLATION: While the very active management and closed status of this fund make tax efficiency more difficult, we still work at it. Our fund ranks 58th in tax efficiency among the top 100 domestic equity funds over the last five years.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Micro-Cap Limited, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management it in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds. On an absolute basis, the tax efficiency of Bridgeway Micro-Cap Limited has been strong. A hypothetical investor since inception has kept 91.9% of his or her total return after paying taxes on distributions at the maximum rate, assuming no shares were sold. Among the top 100 performing domestic equity funds over the last five years, our Fund ranks 58th in tax efficiency (the percentage of return that a shareholder at the highest tax bracket gets to keep after taxes on distributions only). Unfortunately we're in the bottom half, which is not good. I want to improve this ranking for the Fund as time goes on.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We've just had two funds celebrate their 10th anniversary on August 5, 1994 after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. Also according to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication or reflection of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

EXPENSES FALL THROUGH 1.9% REIMBURSEMENT POINT

I am VERY pleased to report that our expense ratio fell below 1.9% (the point at which the Adviser reimburses expenses to keep them low) for the first time in the six-year history of our Fund. The actual expense ratio for the full Fiscal Year was 1.79%, due to our increasing net assets and our cost management efforts. I believe this is a "great deal" (in other words, "less is more") for a fund made up of companies so small.

SHAREHOLDER QUESTION:  QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

     Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per share declines as the assets grow. Opportunities to take advantage of economies of scale are greatly limited in a closed fund, however. Other operating expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a percentage of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS MICRO CAP LIMITED DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. Micro-Cap Limited has beaten its primary benchmark since inception. While its total management fee of 1.38% as of March 31, 2004 (base fee plus performance fee) exceeds the average for micro-cap funds of 1.18%, the overall expense ratio of 1.79% is lower than the 1.91% for industry peers. Noteworthy is the fact that the average fund in its peer group has net assets four times larger than our fund, giving our fund a large relative disadvantage in cost efficiency. (We closed our fund to protect its "nimbleness" and potential future performance.) Other expenses declined from 0.53% in FY2003 to 0.41% as of March 31, 2004. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN THE SMALL COMPANIES WITHIN THIS SMALL-CAP FUND CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

   INDUSTRY    COMPANY                                                            SHARES           VALUE
   --------    -------                                                            ------           -----
Common Stock - 100.7%
   Advertising - 0.4%
               Ventiv Health Inc*                                                 16,100   $     249,228

   Airlines - 3.3%
               America West Holdings Corp - Class B*                             208,000       1,888,640

   Auto Manufactures - 2.9%
               ASV Inc*                                                           53,113       1,662,968

   Auto Parts & Equipment - 0.8%
               Noble International Ltd                                            19,500         483,015

   Banks - 4.1%
               Old Second Bancorp Inc                                              9,177         484,087
               PrivateBancorp Inc                                                 69,600       1,911,216
                                                                                           -------------
                                                                                               2,395,303

   Biotechnology - 0.5%
               Illumina Inc*                                                      42,602         270,523

   Commercial Services - 3.6%
               ACE Cash Express Inc*                                              23,000         590,870
               Rent-Way Inc*                                                      75,000         675,000
               Steiner Leisure LTD*                                               35,850         788,700
                                                                                           -------------
                                                                                               2,054,570
   Computers - 2.9%
               Komag Inc*                                                        118,200       1,651,254

   Diversified Finanancial Services - 0.9%
               World Acceptance Corp*                                             27,900         511,407

   Electronics - 2.6%
               California Micro Devices CP*                                      131,000       1,510,430

   Entertainment - 2.2%
               Bluegreen Corp*                                                    90,000       1,242,000

   Environmental Control - 0.1%
               Industrial Services of America*                                     2,757          30,134

   Healthcare - Products - 3.0%
               Cantel Medical Corp*                                               13,400         288,770
               LCA - Vision Inc*                                                  35,400       1,031,202
               Lifeline Systems Inc*                                              17,200         406,952
               Tutogen Medical Inc*                                                4,200          16,884
                                                                                           -------------
                                                                                               1,743,808

   Healthcare - Services - 6.3%
               Amedisys Inc*                                                      52,900       1,747,816
               America Service Group Inc*                                         14,100         489,975
               American Medical Security Group Inc*                               21,900         596,775
               Medcath Corp*                                                      13,600         272,000
               Res-Care Inc*                                                      40,600         515,620
                                                                                           -------------
                                                                                               3,622,186

   Home Builders - 2.8%
               Meritage Corp*                                                     15,800       1,087,040
               Orleans Homebuilders Inc*                                          27,400         527,998
                                                                                           -------------
                                                                                               1,615,038

   Insurance - 0.8%
               Penn-America Group Inc                                             33,900         474,600

   Internet - 6.7%
               Digital River Inc*                                                 44,700       1,458,561
               j2 Global Communications Inc*                                      58,900       1,637,420
               SupportSoft Inc*                                                   88,500         768,180
                                                                                           -------------
                                                                                               3,864,161

   Iron/Steel - 0.6%
               Ryerson Tull Inc                                                   24,000   $     381,120

   Machinery-Diversified - 3.8%
               Gorman-Rupp Co                                                      3,300          89,661
               Middleby Corp                                                      38,200       2,086,484
                                                                                           -------------
                                                                                               2,176,145

   Metal Fabricate/Hardware - 3.2%
               Metals USA Inc*                                                    41,400         740,232
               NS Group Inc*                                                      67,800       1,114,632
                                                                                           -------------
                                                                                               1,854,864

   Mining - 2.3%
               Brush Engineered Materials Inc*                                    35,500         670,950
               Titanium Metals Corp*                                               6,800         629,340
                                                                                           -------------
                                                                                               1,300,290

   Oil & Gas - 7.1%
               Giant Industries Inc*                                              18,000         396,000
               Petroleum Development Corp*                                        25,600         701,952
               Plains Exploration & Production Co*                                58,774       1,078,503
               Prima Energy Corp*                                                 49,400       1,954,758
                                                                                           -------------
                                                                                               4,131,213

   Oil & Gas Services - 2.2%
               Gulf Island Fabrication Inc                                        57,700       1,248,051

   Pharmaceuticals -2.7%
               Bradley Pharmaceuticals Inc*                                       45,800       1,277,820
               National Medical Health Card                                       11,100         297,924
                                                                                           -------------
                  Systems Inc*                                                                 1,575,744

   Retail - 9.5%
               Brookstone Inc*                                                    41,096         823,975
               Cache Inc*                                                         27,753         374,943
               Cash America International Inc                                     43,800       1,007,400
               EZCORP Inc*                                                        17,694         175,524
               JOS A Bank Clothiers Inc*                                          36,650       1,150,443
               The Pantry Inc*                                                    33,616         732,829
               Retail Ventures, Inc.*                                             15,700         121,518
               Smart & Final Inc*                                                 61,000         733,220
               Systemax Inc*                                                      56,200         376,540
                                                                                           -------------
                                                                                               5,496,392

   Savings & Loans - 3.8%
               Sterling Financial Corp*                                           68,728       2,190,361

   Semiconductors - 1.0%
               ADE Corp*                                                          27,800         600,758

   Software - 8.8%
               Quality Systems Inc*                                               24,200       1,187,978
               SS&C Technologies Inc                                             109,500       2,047,650
               Seachange International Inc*                                       91,000       1,536,080
               Unify Corp*                                                       398,135         318,508
                                                                                           -------------
                                                                                               5,090,216

   Telecommunications - 10.8%
               ACT Teleconferencing Inc*                                         151,715         382,322
               Anaren Inc*                                                         2,000          32,680
               Carrier Access Corp*                                               63,000         750,960
               Comtech Telecommunications*                                        68,000       1,534,080
               Ditech Communications Corp*                                        35,000         816,900
               Talk America Holdings Inc*                                        210,800       1,616,836
               Ubiquitel Inc*                                                    140,000         590,800
               US Unwired Inc*                                                   182,300         537,785
                                                                                           -------------
                                                                                               6,262,363

   Transportation - 1.0%
               HUB Group Inc* - Class A                                           17,600         600,160
                                                                                           -------------

   INDUSTRY    COMPANY                                                            SHARES           VALUE
   --------    -------                                                            ------           -----
   Total Common Stock (Identified Cost $44,119,144)                                        $  58,176,942
                                                                                           -------------

Total Investments - 100.7% (Identified Cost $44,119,144)**                                 $  58,176,942

Other Assets and Liabilities, net - (0.7)%                                                      (426,639)
                                                                                           -------------

Total Net Assets - 100.0%                                                                  $  57,750,303
                                                                                           =============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See note 6 for tax cost figures.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
      Investments at value (cost - $44,119,144)                                            $    58,176,942
      Receivable for portfolio securities sold                                                     223,864
      Receivable for dividends                                                                      17,934
      Prepaid expenses                                                                               2,617
----------------------------------------------------------------------------------------------------------
            Total assets                                                                        58,421,357
----------------------------------------------------------------------------------------------------------

LIABILITIES:
      Bank overdraft                                                                               312,676
      Payable for portfolio securities purchased                                                   219,872
      Payable for management fee                                                                    83,117
      Accrued expenses                                                                              55,389
----------------------------------------------------------------------------------------------------------
            Total liabilities                                                                      671,054
----------------------------------------------------------------------------------------------------------
      NET ASSETS (5,372,108 SHARES OUTSTANDING)                                            $    57,750,303
----------------------------------------------------------------------------------------------------------
      Net asset value, offering and redemption price per share ($57,750,303 / 5,372,108)   $         10.75
==========================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                                      $    33,337,792
      Undistributed net investment loss                                                                  0
      Undistributed net realized gain                                                           10,354,713
      Net unrealized appreciation of investments                                                14,057,798
----------------------------------------------------------------------------------------------------------
      NET ASSETS                                                                           $    57,750,303
==========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
      Dividends                                                                            $       134,466
      Securities lending                                                                            50,395
----------------------------------------------------------------------------------------------------------
          Total income                                                                             184,861
----------------------------------------------------------------------------------------------------------

EXPENSES:
      Management fees                                                                            1,001,581
      Accounting fees:
         Bridgeway Capital Management, Inc.                                                         42,314
         ALPS Mutual Funds Services, Inc.                                                           19,321
      Transfer agent fees:
          Bridgeway Capital Management, Inc.                                                        23,802
          Citigroup Fund Services, Inc.                                                             16,842
      Audit fees                                                                                    20,281
      Custody                                                                                        8,786
      Insurance                                                                                      4,307
      Legal                                                                                          4,371
      Registration fees                                                                              3,682
      Directors' fees                                                                                4,368
      Miscellaneous                                                                                  2,019
----------------------------------------------------------------------------------------------------------
          Total expenses                                                                         1,151,674
----------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                               (966,813)
----------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                          16,897,460
      Net change in unrealized appreciation (depreciation)                                      (1,547,034)
----------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) on investments                                    15,350,426
----------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $    14,383,613
==========================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED      YEAR ENDED
                                                                 JUNE 30, 2004   JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
      Net investment loss                                        $    (966,813)  $    (622,647)
      Net realized gain on investments                              16,897,460         633,296
      Net change in unrealized appreciation (depreciation)          (1,547,034)        (83,256)
----------------------------------------------------------------------------------------------
          Net increase (decrease) resulting from operations         14,383,613         (72,607)
----------------------------------------------------------------------------------------------
      Distributions to shareholders:
          From realized gains on investments                        (5,574,303)     (3,989,955)
          Return of capital                                                  0         (18,006)
----------------------------------------------------------------------------------------------
            Total distributions to shareholders                     (5,574,303)     (4,007,961)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                     745,182       3,810,514
      Reinvestment of dividends                                      5,230,736       3,977,514
      Cost of shares redeemed                                      (13,457,002)     (5,170,093)
----------------------------------------------------------------------------------------------
          Net increase (decrease) from fund share transactions      (7,481,084)      2,617,935
----------------------------------------------------------------------------------------------
          Net increase (decrease) in net assets                      1,328,226      (1,462,633)
NET ASSETS:
      Beginning of period                                           56,422,077      57,884,710
----------------------------------------------------------------------------------------------
      End of period *                                            $  57,750,303   $  56,422,077
==============================================================================================

Number of Fund shares:
      Sold                                                              69,944         456,903
      Issued on dividends reinvested                                   460,436         539,933
      Redeemed                                                      (1,185,129)       (652,738)
----------------------------------------------------------------------------------------------
          Net increase                                                (654,749)        344,098
      Outstanding at beginning of period                             6,026,857       5,682,759
----------------------------------------------------------------------------------------------
      Outstanding at end of period                                   5,372,108       6,026,857
==============================================================================================

* Including undistributed net investment income (loss) of $0 for 2004 and $0 for 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 BRIDGEWAY FUNDS, INC. - MICRO-CAP LIMITED FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                   YEAR ENDED
                                                      -------------------------------------------------------------------
                                                      JUNE 30, 2004     JUNE 30, 2003     JUNE 30, 2002     JUNE 30, 2001
                                                                                  (RESTATED)
PER SHARE DATA
     Net asset value, beginning of period             $        9.36     $       10.19     $        9.92     $        7.86
-------------------------------------------------------------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss*                                 (0.17)            (0.11)            (0.12)            (0.05)
         Net realized and unrealized gain                      2.49              0.01              0.87              2.53
-------------------------------------------------------------------------------------------------------------------------
              Total from investment operations                 2.32             (0.10)             0.75              2.48
-------------------------------------------------------------------------------------------------------------------------
     Less distributions to shareholders:
         Net realized gains                                   (0.93)            (0.73)            (0.48)            (0.42)
         Return of capital                                     0.00             (0.00)             0.00              0.00
-------------------------------------------------------------------------------------------------------------------------
              Total distributions                             (0.93)            (0.73)            (0.48)            (0.42)
-------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                   $       10.75     $        9.36     $       10.19     $        9.92
=========================================================================================================================

TOTAL RETURN                                                  24.30%             0.93%             8.09%            33.64%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period ('000's)               $      57,750     $      56,422     $      57,885     $      51,451
     Ratios to average net assets:
         Expenses after waivers and reimbursements             1.79%             1.90%             1.90%             1.90%
         Expenses before waivers and reimbursements            1.79%             2.13%             1.94%             2.09%
         Net investment income (loss)
           after waivers and reimbursements                   (1.50%)           (1.35%)           (1.22%)           (0.62%)

     Portfolio turnover rate                                   98.2%             99.1%            124.0%             74.3%

                                                       YEAR ENDED
                                                      -------------
                                                      JUNE 30, 2000
                                                        (RESTATED)
PER SHARE DATA
     Net asset value, beginning of period             $        6.38
-------------------------------------------------------------------
     Income (loss) from investment operations:
         Net investment loss*                                 (0.09)
         Net realized and unrealized gain                      1.87
-------------------------------------------------------------------
              Total from investment operations                 1.78
-------------------------------------------------------------------
     Less distributions to shareholders:
         Net realized gains                                   (0.30)
         Return of capital                                     0.00
-------------------------------------------------------------------
              Total distributions                             (0.30)
-------------------------------------------------------------------
     Net asset value, end of period                   $        7.86
===================================================================

TOTAL RETURN                                                  28.73%
RATIOS & SUPPLEMENTAL DATA
     Net assets, end of period ('000's)               $      24,773
     Ratios to average net assets:
         Expenses after waivers and reimbursements             1.90%
         Expenses before waivers and reimbursements            2.36%
         Net investment income (loss)
           after waivers and reimbursements                   (1.25%)

     Portfolio turnover rate                                   86.7%

*  Based on average daily shares outstanding.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     The Micro-Cap Limited Fund was offered to the public beginning June 22, 1998 in accordance with the subscription offering. Until July 1, 1998, the Fund's operations were restricted to accepting subscription funds. On July 1, 1998, the Fund began investing in micro-cap stocks and commenced other operations. The Fund closed to new investors when net assets exceeded $27.5 million on August 21, 2000, and closed to all investors on July 7, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Micro-Cap Limited Fund (the "Fund").

     SECURITIES, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

     Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     12b-1 PLAN

     Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004 there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or if the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, there were no outstanding options.

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT FEES, OTHER RELATED PARTY TRANSACTIONS AND CONTINGENCIES:

     The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. However, during the quarter that the Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

     The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

     On March 23, 2004, the Adviser was notified by the Securities and Exchange Commission of an investigation into Bridgeway's method for calculating performance fees. From inception of the Fund through March 22, 2004, the Performance Adjustment did not comply with Rule 205-2 under the Investment Advisers Act of 1940, which requires the performance rate to be applied to the average of net assets over the performance period (a five-year rolling period for this Fund) rather than average daily net assets as was done previously. Applying the revised methodology to the entirety of Fiscal Year 2004 would give an expense ratio of 1.84% of average daily net assets. Applying the revised methodology to the entirety of Fiscal Year 2004 would give an expense ratio of 1.57% of average daily net assets with the difference being attributed to the Performance Adjustment methodology. While the outcome of the investigation is not final, the revised methodology has been applied since March 23, 2004, and the Adviser has committed to the Fund to pay previous and current shareholders any overcharged amounts plus interest. As a result, the Adviser believes there will not be any impact to the Fund.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agent fees expense categories of the financial statements. For the year ended June 30, 2004, the Adviser earned $1,001,581 for adviser fees, $42,341 for accounting fees and $23,802 for transfer agent fees.

     The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 1.90%.

     From time to time, the Adviser may make short-term investments in the Fund in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                   FISCAL YEAR   FISCAL YEAR
                                                      2003          2004
                                                      ----          ----
         Purchases                                 $   914,820   $    97,968
         Redemptions *                                 636,704       102,918
         Reinvestment of Dividends                      64,917        43,995
         Net Realized Gain/(Loss) on Redemptions       (42,839)       29,019

         * Of these amounts $295,190 and $0 represent redemptions in-kind for fiscal year 2003 and fiscal year 2004, respectively.

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. Total interportfolio trades for Fiscal Year 2004 amounted to $815,712 and $2,607,082 for purchases and sales, respectively. Total net realized losses to the Fund on interportfolio trades for Fiscal Year 2004 were $929,382. At June 30, 2004 unsettled interportfolo purchases and sales totaled $219,872 and $220,391,respectively. Net realized losses on unsettled interportfolio trades at June 30, 2004 totaled $144,262. These trades were settled on July 2, 2004.

     Redemptions in-kind resulted in net realized gains to the Fund of $119,515 and $0 for fiscal year 2003 and fiscal year 2004, respectively. These net realized gains have been reclassified from accumulated net realized gain on investments to paid-in-capital.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Micro-Cap Limited Fund is disclosed in the Statement of Operations.

4.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly. The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $61,145,368 and $60,422,928, respectively, for the year ended June 30, 2004.

6.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

     The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

               Aggregate unrealized gain                $  15,965,170
               Aggregate unrealized loss                   (1,907,372)
               Net gain (loss)                             14,057,798
               Cost of investments                         44,119,144

     The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. The following details the tax basis distributions as well as the components of net assets.

             Components of net assets
               Undistributed ordinary income            $   5,138,085
               Accumulated capital gains (losses)           5,216,628
               Unrealized appreciation (depreciation)      14,057,798

     The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 were as follows:

                                  YEAR ENDED      YEAR ENDED
                                JUNE 30, 2004   JUNE 30, 2003
     Ordinary income            $   1,375,981   $           0
     Long-term capital gains        5,054,263       3,989,955
     Return of capital                      0          18,006

     The Fund incurred a net decrease in net assets from operations and made no investment income during the year. Distribution of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Ordinary income distributions do not qualify for the dividends received distribution of corporate shareholders.

     During the year ended June 30, 2004, the Fund paid a long-term capital gain distribution of $0.7309 per share to shareholders of record.

     Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses, redemptions in kind and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $966,813 were reclassifed to accumulated capital gains for the year ended June 30, 2004. During the year ended June 30, 2004, $616,648 was reclassified to paid-in capital from accumulated capital gains. Net assets were unaffected by the reclassifications.

7.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.   SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Micro-Cap Limited Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Micro- Cap Limited Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             MICRO-CAP LIMITED FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                             BROKER
                                                                    AFFIRMATIVE    AGAINST     ABSTAIN    NON-VOTES
      (1) Kirbyjon Caldwell, Karen Gerstner, Miles Douglas
      Harper, III, John Montgomery and Michael D. Mulcahy were
      elected Directors of the Board of Bridgeway Funds, Inc.

         Kirbyjon Caldwell                                           28,546,277               1,012,706
         Karen Gerstner                                              29,253,578                 305,405
         Miles Douglas Harper, III                                   29,252,323                 306,661
         John N.R. Montgomery                                        28,671,840                 887,144
         Michael D. Mulcahy                                          28,630,453                 928,531

      (2) Ratification of the selection of independent
      auditors for Bridgeway Funds                                   29,105,022     166,079     287,882
      (3) Permit Bridgeway Funds to pursue investment in
      individual stock options and futures                           21,007,103   3,208,548     511,439   4,831,893
      (4) Ratification of the Board's decision to offer
      additional classes of shares of Bridgeway Funds at a           22,328,190   1,877,211     521,690   4,831,893
      future date.
      (5) Approval of a modification to the existing 12b_1
      plan to include a provision for future classes of shares
      to accommodate 12b-1 fees up to a maximum of 0.25%.            19,996,940   4,219,160     510,990   4,831,893
      (6) To consider any other business - There was no other
      business introduced at the meeting.

      For Micro-Cap Limited Fund Shareholders only:
      (7) To approve a change in Bridgeway Funds' investment
      restrictions to permit the borrowing and lending of cash
      between the Funds once Securities and Exchange
      Commission ("SEC") permission is received.                      3,937,758     107,280      33,159     766,733
      (8) To approve the Management Agreement, as revised
      between the Adviser and Bridgeway Funds                         3,160,346   1,571,772     112,813

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                                     TERM OF                                       # OF BRIDGEWAY
                   POSITION(S) HELD  OFFICE AND                                    FUNDS
                   WITH BRIDGEWAY    LENGTH OF     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY     OTHER DIRECTORSHIPS HELD
NAME AND AGE       FUNDS             TIME SERVED   PAST FIVE YEARS                 DIRECTOR        BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell  Director          Term:         Senior Pastor of Windsor        Eleven          Continental Airlines,
Age 51                               1 Year        Village United Methodist                        Inc., JP Morgan Chase
                                     Length:       Church, since 1982                              Advisory Board,
                                     3 Years                                                       American Church
                                                                                                   Mortgage Company,
                                                                                                   Reliant Resources,
                                                                                                   Inc. [energy &
                                                                                                   electricity services].

Karen S. Gerstner  Director          Term:         Principal, Karen S.             Eleven          None
Age 49                               1 Year        Gerstner & Associates,
                                     Length:       P.C., 2003 to present.
                                     10 Years      Attorney and Partner,
                                                   Davis Ridout, Jones and
                                                   Gerstner LLP, 1/1999 to
                                                   2003.

Miles Douglas      Director          Term:         Partner, 10/1998 to             Eleven          Calvert Large-Cap
Harper, III(1)                       1 Year        present Gainer,                                 Growth Fund(3)
Age 42                               Length:       Donnelly, Desroches, LLP                        (1 Portfolio)
                                     10 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                                                                                   NUMBER OF
                   POSITIONS HELD    TERM OF                                       BRIDGEWAY
                   WITH              OFFICE AND                                    FUNDS
                   BRIDGEWAY         LENGTH OF     PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY     OTHER DIRECTORSHIPS HELD
NAME AND AGE       FUNDS             TIME SERVED   PAST FIVE YEARS                 DIRECTOR        BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
John N. R.         President         Term:         President, Bridgeway            Eleven          None
Montgomery(2)      and               1 Year        Funds, 11/1993 - Present.
Age 49             Director          Length:       President, Bridgeway
                                     11 Years      Capital Management, Inc.,
                                                   7/1993-present.

Michael D.         Director          Term: 1 year  Director and Staff Member,      Eleven          None
Mulcahy                              Length:       Bridgeway Capital
Age 40                               10/01/2003    Management, Inc., 12/2002
                                     to present    - present. Vice President,
                                                   Hewlett Packard,
                                                   1/2001-12/20002. Executive
                                                   Vice President, Artios,
                                                   Inc. [Internet Co.],
                                                   10/1998 - 1/2001.

Joanna Barnhill    Secretary         Term: 1 year  Staff Member, Bridgeway         N/A             N/A
Age 54                               Length:       Capital Management, Inc.
                                     11/22/1993    since 1993
                                     to present

Linda G. Giuffre   Treasurer/CCO     Term: 1 year  Staff member, Bridgeway         N/A             N/A
Age 42                               Length:       Capital Management, Inc.,
                                     05/14/2004    5/04 to present. Vice
                                     to present    President - Compliance,
                                                   Capstone Asset Management
                                                   Company, 1998 - 2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Small-Cap Growth Shareholder,

Our Fund had a positive return of 3.04% for the June 2004 quarter, compared to a 0.09% return for our primary market benchmark, the Russell 2000 Growth Index, and a negative 0.13% return of our peer benchmark, the Lipper Small-Cap Growth Index. This was a strong quarter on both an absolute and relative basis, and I am pleased.

The table below presents our June quarter and fiscal year financial results according to the formula required by the SEC. A graph of cumulative quarterly performance appears below the table.

                                                   JUNE QTR.   LIFE-TO-DATE
                                                    4/1/04       10/31/03
                                                  TO 6/30/04    TO 6/30/04
                                                  ----------    ----------
     Small-Cap Growth Fund-Class N
       Return Before Taxes                           3.04%         8.40%
       Return After Taxes on Distributions              -             -
       Return After Taxes on Distributions
        And Sale of Fund Shares(1)                      -          5.46%
     Small-Cap Growth Fund-Class R
       Return Before Taxes                           3.04%         8.30%
       Return After Taxes on Distributions              -             -
       Return After Taxes on Distributions
        And Sale of Fund Shares(1)                      -          5.39%
     Russell 2000 Growth Index                       0.09%         9.61%
     Lipper Small-Cap Growth Fund Index             -0.13%         6.33%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH
     CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH HIGHER
     PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE LIPPER SMALL-CAP GROWTH INDEX IS AN INDEX OF SMALL-COMPANY,
     GROWTH-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

     (1)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS. PERFORMANCE PERIODS FOR THIS REPORT ARE LESS THAN ONE YEAR.

For the eight months of our fiscal year since the Fund's inception (October 31, 2003 through June 30, 2004), the Fund class N shares appreciated 8.40% (8.30% for class R shares), beating our peer group (the Lipper Small Cap Growth Fund Index, up 6.33%) but lagging our primary market benchmark (the Russell 2000 Growth Index, up 9.61%).

       GROWTH OF $10,000 INVESTED IN SMALL-CAP GROWTH FUND AND INDEXES
                      FROM 10/31/03 (INCEPTION) TO 6/30/04

                                         10/31/03     12/31/03     3/31/04     6/30/04
                                         --------     --------     -------     -------
Small Cap Growth Class N                  $10,000      $10,270     $10,520     $10,840
Small Cap Growth Class R                  $10,000      $10,270     $10,510     $10,830
Lipper Small-Cap Growth Index             $10,000      $10,281     $10,647     $10,633
Russell 2000 Growth Index                 $10,000      $10,372     $10,951     $10,961

DISCUSSION OF FISCAL YEAR 2004 PERFORMANCE:

In the midst of recovery from the worst and most extended bear market since before World War II, stocks in all corners of the "style box" recovered some in Fiscal Year 2004 from inception (October 31, 2003) until year end (June 30, 2004). Stocks of smaller companies tend to fall farther relative to the rest of the market in a downturn but recover more quickly in the turnaround. History does not always look like the future, however, and small-cap stocks held up surprisingly well in the bear market of 2000-2003. These stocks continued to perform well overall in Fiscal Year 2004, and the Russell 2000 Growth Index increased 9.61% in the period. Our Fund received the benefit of small company dominance over this eight month period of our Fiscal Year, but fought against the headwind of growth stocks, which struggled. The Fund returned 8.4%, lagging our primary market benchmark but beating our peer benchmark (see above). Some of our telecommunications, computer, and semiconductor companies, the laggards of broader market, held back our Fiscal Year performance. The two worst performing stocks for the year were Advanced Digital Information (down 48.5%) and Foundry Networks (down 44.0%). At the other end of the spectrum, our best performing stocks were Marine Products Corporation (up 65.7%, and Urban Outfitters (up 52.8%).

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE

TRANSLATION: Generally speaking, it was a lackluster quarter for small stocks, both growth and value, although our relative performance was strong. Our overweighting (the sum total of individual stock picks) of Consumer Goods and underweighting of Financials and Telecommunications stocks helped. Our best stocks came from disparate parts of the economy. Four stocks appreciated more than 30% in the June quarter:

     RANK    DESCRIPTION                       INDUSTRY                      % GAIN
     ----    -----------                       --------                      ------
       1     Ceradyne Inc                      Miscellaneous Manufacturers    45.6%
       2     eResearch Technology Inc          Internet                       41.9%
       3     JB Hunt Transport Services Inc    Transportation                 37.0%
       4     Marine Products Corp              Leisure Time                   32.6%

The top performing stock in the Fund in both percentage terms and dollar gains during the quarter was Ceradyne, Inc., a California based manufacturer of ceramics for technological applications. Ceradyne recently posted its 6th straight quarter of increased revenues and earnings. The stock price has been catching up with these underlying factors. Our position in Ceradyne, which now represents our largest holding, was up 45.6%. Three stocks lost more than 30% in the June quarter:

     RANK    DESCRIPTION                       INDUSTRY                      % LOSS
     ----    -----------                       --------                      ------
       1     Omnivision Technologies Inc       Semiconductors                 -40.7%
       2     Emulex Corp                       Semiconductors                 -32.4%
       3     Cypress Semiconductor Corp        Semiconductors                 -31.3%

     NOTE: VERY SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.1% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

All three of the worst performing stocks for the quarter were from the semiconductor industry. The worst of the lot, Omnivision Technologies, Inc., was hard hit by a company announcement that it was delaying the release of its fourth quarter and fiscal year end results. The company also said that it was considering possible restatement of its financial information for part of fiscal 2004, and maybe even 2003. In this era of hypersensitivity to anything accounting related, investors rapidly fled from the stock, sending it down 30.9% the day after the announcement. Our total position declined 40.7% in the quarter.

TOP TEN HOLDINGS

At quarter end, Consumer Non-Cyclicals (such as Healthcare and Commercial services) comprised our largest sector representation at 25.7% of net assets, followed by Consumer Cyclicals (such as Retail Stores and Home Builders) at 24.2% and Communications at 17.1%. Our top ten holdings represented 23.2% of total net assets, indicating much stronger diversification than Bridgeway's more aggressively managed Aggressive Investors funds. Here are the top ten holdings at the end of June:

                                                                                  PERCENT OF
     RANK    DESCRIPTION                           INDUSTRY                       NET ASSETS
     ----    -----------                           --------                       ----------
       1     Ceradyne Inc                          Miscellaneous Manufacturers       3.0%
       2     Nu Skin Enterprises Inc               Retail                            2.7%
       3     eResearch Technology Inc              Internet                          2.5%
       4     Eon Labs Inc                          Pharmaceuticals                   2.5%
       5     JB Hunt Transport Services Inc        Transportation                    2.4%
       6     CNET Networks Inc                     Internet                          2.3%

       7     Engineered Support Systems Inc        Aerospace/Defense                 2.0%
       8     Plantronics Inc                       Telecommunications                2.0%
       9     Sportsman's Guide Inc                 Retail                            1.9%
      10     NetFlix Inc                           Internet                          1.9%
                                                                                    ----
                                                                                    23.2%

A CONCERNED SHAREHOLDER

TRANSLATION: While it may be tempting to try to limit losses in an individual stock by simply selling when it drops a certain percentage, our research does not indicate this is a successful way to improve returns with our quantitative models.

I recently received a letter from a shareholder who was extremely disturbed to learn of six fund holdings that dropped an average of almost 30%. Every once in a while I get such a reaction from a shareholder who doesn't understand why we don't just set "stop loss orders" (market orders to sell below a certain price), or similarly sell stocks that have dropped a certain amount (say, 20% down from where we bought them) in order to minimize losses in individual stocks. Actually, I have studied this strategy and have yet to use it in combination with a Bridgeway model; which is to say, so far, on average I think it's a good way to destroy value, especially in a fund of more volatile stocks. Sure, it would have been nice to identify such a stock before it dropped, say 20%, but once it has, the only relevant question is, "Is it then more likely to go up or go down?" Unless you can answer that question, there's no way to profit from the information. From the standpoint of measures of valuation, you'd prefer to buy (or continue to hold) a stock when it's cheaper, not stay away from all cheaper stocks (or sell ones you happen to have owned before they got cheaper). For some of our models, if a stock goes down 30%, the model just likes it better (although that is not true with all of our models). The nice thing with our models is that they take the emotion of having previously "lost money" out of the equation of what the best decision is currently. In the language of engineering, a previous decline is a "sunk cost;" it has nothing to do with the current decision (unless one can show statistically that it does).

TAX EFFICIENCY

TRANSLATION: In tandem with our drive to keep turnover and transaction costs low in this Fund, we work hard to keep the Fund's tax efficiency very high.

After studying the tax efficiency of our other funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 and 2, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds, and especially this one.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We've just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. Also according to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

     Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group. Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other operating expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a percentage of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS THE SMALL CAP GROWTH FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. The Small-Cap Growth Fund does not have a full-year track record. Its total management fee of 0.60% as of March 31, 2004 is significantly less than the average for small cap growth funds of 0.87%, in spite of the Fund's small size. Its overall expense ratio is capped by contract at 0.94% (1.19% for "R" shares) and is much lower than the 1.59% average for industry peers. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE

AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN SMALL COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              SMALL CAP GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
Common Stock - 99.4%
   Advertising - 0.4%
              Ventiv Health Inc*                                           11,075   $     171,441

   Aerospace/Defense - 3.8%
              Armor Holdings Inc*                                          24,800         843,200
              Engineered Support Systems Inc                               16,900         988,819
                                                                                    -------------
                                                                                        1,832,019

   Apparel - 2.5%
              Deckers Outdoor Corp*                                        23,400         690,066
              Guess ? Inc*                                                 33,700         542,570
                                                                                    -------------
                                                                                        1,232,636

   Banks - 3.0%
              Old Second Bancorp Inc                                        3,900         205,725
              PrivateBancorp Inc                                           24,200         664,532
              Western Sierra Bancorp*                                      18,450         571,397
                                                                                    -------------
                                                                                        1,441,654

   Biotechnology - 4.4%
              Affymetrix Inc*                                              24,400         798,612
              Arqule Inc*                                                  19,050         100,393
              Invitrogen Corp*                                             11,500         827,885
              Inverness Medical Innovation*                                 5,700         124,830
              Martek Biosciences Corp*                                      7,500         421,275
                                                                                    -------------
                                                                                        2,272,995

   Commercial Services - 7.5%
              Bright Horizons Family Solutions Inc*                         4,400         235,884
              Corinthian Colleges Inc*                                      9,600         237,504
              Education Management Corp*                                   12,300         404,178
              ITT Educational Services Inc*                                13,256         503,993
              Manning (Greg) Auctions Inc*                                 49,600         758,880
              Navigant Consulting Inc*                                     40,660         871,750
              Strayer Education Inc                                         5,740         640,412
                                                                                    -------------
                                                                                        3,652,601

   Computers - 1.9%
              Cognizant Technology Solutions Corp*                         36,440         925,940

   Diversified Financial Services - 0.2%
              Knight Trading Group Inc*                                    10,100         101,202

   Electrical Components & Equipment - 0.4%
              Artesyn Technoloies Inc*                                     14,300         128,700
              Encore Wire Corp*                                             3,201          88,252
                                                                                    -------------
                                                                                          216,952

   Electronics - 1.7%
              Faro Technologies Inc*                                       22,500         577,575
              Zygo Corp*                                                   10,000         111,900
                                                                                    -------------
                                                                                          689,475

   Entertainment - 0.0%
              CKE Restaurants Inc*                                          1,500          19,995

   Healthcare - Products - 4.2%
              Advanced Neuromodulation Systems*                            11,600         380,480
              LCA-Vision Inc*                                              25,900         754,467
              Techne Corp*                                                 20,100         873,345
                                                                                    -------------
                                                                                        2,008,292

   Healthcare - Services - 2.7%
              Amedisys Inc*                                                 4,200         138,768
              Davita Inc*                                                  25,785         794,951
              UnitedHealth Group Inc                                        5,625         350,156
                                                                                    -------------
                                                                                        1,283,875

   Household Products/Wares - 1.9%
              Yankee Candle Co Inc*                                        27,600         807,300

   Internet - 14.0%
              1-800-FLOWERS.COM Inc - Class A*                             63,500   $     516,890
              CNET Networks Inc*                                          100,400       1,111,428
              Cybersource Corp*                                            33,300         278,388
              Earthlink Inc*                                               65,400         676,890
              eResearch Technology Inc*                                    43,950       1,230,600
              Infospace Inc*                                                2,725         103,659
              LookSmart Ltd*                                               53,000         115,010
              Macrovision Corp*                                             8,700         217,761
              NetFlix Inc*                                                 26,100         938,295
              Netegrity Inc*                                               19,000         160,740
              Sapient Corp*                                                34,250         205,843
              United Online Inc*                                           36,700         646,287
              WebEx Communications Inc*                                    25,200         548,352
                                                                                    -------------
                                                                                        6,750,143

   Iron/Steel - 0.7%
              Schnitzer Steel Industries Inc                                9,300         315,828

   Leisure Time - 0.9%
              Marine Products Corp                                         22,800         422,940

   Machinery - Diversified - 0.2%
              Middleby Corp                                                 2,178         118,962

   Metal Fabricate/Hardware - 0.3%
              Timken Co                                                     4,825         127,814

   Miscellaneous Manufacturing - 3.0%
              Ceradyne Inc*                                                40,100       1,434,377

   Office Furnishings - 1.4%
              HNI Corp                                                     16,300         689,979

   Oil & Gas - 2.2%
              Patina Oil & Gas Corp                                        31,300         934,931
              Petroleum Development Corp*                                   5,600         153,552
                                                                                    -------------
                                                                                        1,088,483

   Oil & Gas Services - 1.6%
              Gulf Island Fabrication Inc                                  29,900         646,737
              Maverick Tube Corp*                                           4,400         115,544
                                                                                    -------------
                                                                                          762,281

   Pharmaceuticals - 4.9%
              Accredo Health Inc*                                           2,400          93,480
              Eon Labs Inc*                                                29,000       1,186,970
              Kos Pharmaceuticals Inc*                                      5,200         171,444
              Matrixx Initiatives Inc*                                     91,200         929,328
                                                                                    -------------
                                                                                        2,381,222

   Retail - 17.6%
              CEC Entertainment Inc*                                       18,000         531,180
              Chico's FAS Inc*                                             17,700         799,332
              Claire's Stores Inc                                          39,800         863,660
              Copart Inc*                                                  24,300         648,810
              Cost Plus Inc/California*                                     7,900         256,355
              Guitar Center Inc*                                            5,680         252,590
              HOT Topic Inc*                                               31,100         637,239
              MarineMax Inc*                                                8,250         236,610
              Nu Skin Enterprises Inc - Class A                            51,400       1,301,448
              O'Reilly Automotive Inc*                                     16,900         763,880
              The Sportsman's Guide Inc*                                   40,100         938,300
              TBC Corp*                                                    13,300         316,540
              Urban Outfitters Inc*                                        15,400         938,014
                                                                                    -------------
                                                                                        8,483,958

   Semiconductors - 6.2%
              Cypress Semiconductor Corp*                                  40,200         570,438
              Emulex Corp                                                  20,100         287,631
              Fairchild Semicnductor International Inc*                     9,750         159,607
              MKS Instrumends Inc*                                          5,275         120,376
              OmniVision Technologies Inc*                                 30,100         480,095
              PLX Technology Inc*                                           8,300         143,258
              Photon Dynamics Inc*                                          3,500         122,745
              Pixelworks Inc*                                              48,000         735,360
              Silicon Laboratories Inc*                                     8,100         375,435
              Xicor Inc*                                                    7,550         114,232
                                                                                    -------------
                                                                                        3,109,177

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Software - 4.9%
              Avid Technology Inc*                                          4,572   $     249,494
              IDX Systems Corp*                                            23,790         758,663
              Novell Inc*                                                  37,700         316,303
              SS&C Technologies Inc                                        14,850         277,695
              Transaction Systems Architechs Inc*                          36,200         779,386
                                                                                    -------------
                                                                                        2,381,541

   Telecommunications - 3.2%
              Essex Corp*                                                   1,200           9,708
              Plantronics Inc*                                             22,500         947,250
              Viasat Inc*                                                  24,400         608,780
                                                                                    -------------
                                                                                        1,565,738

   Toys/Games/Hobbies - 1.3%
              Marvel Enterprises Inc*                                      31,500         614,880

   Transportation - 2.4%
              JB Hunt Transport Services Inc                               30,250       1,167,045
                                                                                    -------------

   Total Common Stock (Identified Cost $45,893,876)                                 $  48,070,745

Short -term Investments - 0.3%
   Money Market Funds - 0.3%
              Firstar US Treasury Money Market
                Fund Institutional                                                        158,750
                                                                                    -------------

Total Short-term Investments (Identified Cost $158,750)                                   158,750
                                                                                    -------------

   Total Investments - 99.7% (Identified Cost $46,052,626)**                        $  48,229,495

   Other Assets and Liabilities, net - 0.3%                                               150,290
                                                                                    -------------

   Total Net Assets - 100.0%                                                        $  48,379,785
                                                                                    =============

   * Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

   ** See note 7 for tax cost figures.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
     Investments at value (cost - $46,052,626)                             $  48,229,495
     Receivable for fund shares sold                                             245,379
     Receivable for portfolio securities sold                                    204,562
     Receivable for dividends                                                      1,567
     Receivable from advisor                                                      17,045
----------------------------------------------------------------------------------------
        Total assets                                                          48,698,048
----------------------------------------------------------------------------------------

LIABILITIES:
     Payable for fund shares redeemed                                             33,468
     Payable for portfolio securities purchased                                  232,816
     Accrued expenses                                                             51,979
----------------------------------------------------------------------------------------
        Total liabilities                                                        318,263
----------------------------------------------------------------------------------------
     NET ASSETS                                                            $  48,379,785
========================================================================================

NET ASSETS REPRESENT:
     Paid-in capital                                                       $  46,694,913
     Undistributed net investment loss                                                 0
     Undistributed net realized loss                                            (491,997)
     Net unrealized appreciation of investments                                2,176,869
----------------------------------------------------------------------------------------
     NET ASSETS                                                            $  48,379,785
========================================================================================

NET ASSET VALUE PER SHARE
Net assets
     Class N                                                               $  37,967,703
     Class R                                                               $  10,412,082

Shares of beneficial interest outstanding
     Class N                                                                   3,501,521
     Class R                                                                     961,197

Net asset value, offering and redemption price per share
     Class N                                                               $       10.84
     Class R                                                               $       10.83

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INVESTMENT INCOME:
     Dividends                                                             $      33,206
----------------------------------------------------------------------------------------
        Total income                                                              33,206

EXPENSES:
     Management fees                                                             105,521
     Accounting fees:                                                             37,306
     Transfer agent fees
        Bridgeway Capital Management, Inc.                                         2,500
        Citigroup Fund Services, Inc.                                             31,144
     Audit fees                                                                   27,272
     Custody                                                                       7,984
     Insurance                                                                       231
     Legal                                                                           265
     Registration fees                                                             5,208
     Directors' fees                                                                 231
     Distribution fees - Class R                                                   9,188
     Miscellaneous                                                                 2,236
----------------------------------------------------------------------------------------
        Total expenses                                                           229,086
     Less fees waived                                                            (54,329)
----------------------------------------------------------------------------------------
        Net expenses                                                             174,757

NET INVESTMENT LOSS                                                             (141,551)
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                           (491,997)
     Net change in unrealized appreciation                                     2,176,869
----------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                    1,684,872
----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $   1,543,321
========================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
     Net investment loss                                                   $    (141,551)
     Net realized loss on investments                                           (491,997)
     Net change in unrealized appreciation                                     2,176,869
----------------------------------------------------------------------------------------
       Net increase resulting from operations                                  1,543,321
----------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
     Proceeds from sale of shares
        Class N                                                               44,725,291
        Class R                                                               11,391,083
     Cost of shares redeemed
        Class N                                                               (8,038,046)
        Class R                                                               (1,241,864)
----------------------------------------------------------------------------------------
       Net increase from Fund share transactions                              46,836,464
----------------------------------------------------------------------------------------
       Net increase in net assets                                             48,379,785
NET ASSETS:
     Beginning of period                                                               0
----------------------------------------------------------------------------------------
     End of period *                                                       $  48,379,785
========================================================================================

Number of Fund shares:
     Sold
        Class N                                                                4,279,022
        Class R                                                                1,079,752
     Redeemed
        Class N                                                                 (777,501)
        Class R                                                                 (118,555)
----------------------------------------------------------------------------------------
       Net increase                                                            4,462,718
     Outstanding at beginning of period                                                0
----------------------------------------------------------------------------------------
     Outstanding at end of period                                              4,462,718
========================================================================================

* Including undistributed net investment income (loss) of $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                CLASS N                               CLASS R
                                                     FOR THE PERIOD OCTOBER 31, 2003      FOR THE PERIOD OCTOBER 31, 2003
                                                       (COMMENCEMENT OF INVESTMENT          (COMMENCEMENT OF INVESTMENT
                                                             OPERATIONS) TO                        OPERATIONS) TO
                                                             JUNE 30, 2004                         JUNE 30, 2004
PER SHARE DATA
    Net asset value,
        beginning of period                                            $       10.00                          $     10.00
-------------------------------------------------------------------------------------------------------------------------

    Income (loss) from
        investment operations:
            Net investment loss*                                               (0.05)                               (0.05)
            Net realized and
                unrealized gain (loss)                                          0.89                                 0.88
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                            0.84                                 0.83
-------------------------------------------------------------------------------------------------------------------------

    Less distributions to shareholders:
        Net investment income                                                   0.00                                 0.00
        Net realized gains                                                      0.00                                 0.00
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                         0.00                                 0.00
-------------------------------------------------------------------------------------------------------------------------

    Net asset value, end of period                                     $       10.84                          $     10.83
=========================================================================================================================

TOTAL RETURN                                                                    8.40%                                8.30%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period ('000's)                                 $      37,968                          $    10,412
    Ratios to average net assets:
        Expenses after waivers
            and reimbursements                                                  0.94%**                              1.19%**
        Expenses before waivers
            and reimbursements                                                  1.25%**                              1.44%**
        Net investment loss after waivers
            and reimbursements                                                 (0.74%)**                            (0.99%)**

    Portfolio turnover rate                                                     16.6%                                16.6%

* Based on average daily shares outstanding.
** Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Small-Cap Growth Fund (the "Fund").

     SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

     Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004 there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of June 30, 2004, there were no outstanding options.

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS:

     The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets.

     The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to shareholder accounting and state registration services is paid by the Fund and is included in the transfer agent fees expense categories of the financial statements. For the year ended June 30, 2004 the Adviser earned $105,521 and $2,500 for transfer agent fees.

     The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for Class N shares for the fiscal year and 1.19% of the value of its average net assets for Class R shares for the fiscal year.

     From time to time, the Adviser may make short-term investments in the Fund in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                       FISCAL YEAR
                                                           2004
                                                           ----
            Purchases
              Class N                                  $ 1,062,868
              Class R                                       10,000
            Redemptions
              Class N                                  $ 1,084,202
              Class R                                       10,120
            Net Realized Gain/(Loss) on Redemptions
              Class N                                  $    21,334
              Class R                                          120

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Small-Cap Growth Fund is disclosed in the Statement of Operations.

4.   DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

     Forum Fund Services, Inc. acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. Also on October 22, 2003, shareholders of the seven investment portfolios of the Fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the period ended June 30, 2004 distribution fees of $9,188 were accrued to Small-Cap Growth Fund Class R shareholders.

5.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc. as of November 3, 2003, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services.

     The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

6.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $50,598,056 and $4,344,003, respectively, for the period October 31, 2003 (commencement of investment operations) to June 30, 2004.

7.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

     The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

          Aggregate unrealized gain                           $   5,033,677
          Aggregate unrealized loss                              (2,898,263)
          Net gain (loss)                                         2,135,414
          Cost of investments                                    46,094,081
          Capital loss carryover                                          0
          Post October 31, 2003 Capital Loss Deferral               450,542
          Capital loss utilized                                           0

     The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the components of distributable net assets.

          Components of net assets
             Ordinary income                                  $           0
             Other cumulative effect of timing differences         (450,542)
             Unrealized appreciation(depreciation)                2,135,414

     Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $141,551 were reclassifed to paid-in capital for the year ended June 30, 2004. Net assets were unaffected by the reclassifications.

8.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

9.   SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund which it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Fund, (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, and the results of its, the changes in its net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP GROWTH FUND
                                OTHER INFORMATION

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                      POSITION(S)   TERM OF
                      HELD WITH     OFFICE AND                                     # OF BRIDGEWAY
                      BRIDGEWAY     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING   FUNDS OVERSEEN   OTHER DIRECTORSHIPS
NAME AND AGE          FUNDS         TIME SERVED   PAST FIVE YEARS                  BY DIRECTOR      HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell     Director      Term:         Senior Pastor of Windsor         Eleven           Continental Airlines,
Age 51                              1 Year        Village United Methodist                          Inc., JP Morgan Chase
                                    Length:       Church, since 1982                                Advisory Board, American
                                    3 Years                                                         Church Mortgage Company,
                                                                                                    Reliant Resources, Inc.
                                                                                                    [energy & electricity
                                                                                                    services].

Karen S. Gerstner     Director      Term:         Principal, Karen S. Gerstner &   Eleven           None
Age 49                              1 Year        Associates, P.C., 2003
                                    Length:       to present. Attorney and
                                    10 Years      Partner, Davis Ridout, Jones
                                                  and Gerstner LLP, 1/1999 to
                                                  2003.

Miles Douglas         Director      Term:         Partner, 10/1998 to present      Eleven           Calvert Large-Cap Growth
Harper, III(1)                      1 Year        Gainer, Donnelly, Desroches,                      Fund(3) (1 Portfolio)
Age 42                              Length:       LLP
                                    10 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                      POSITIONS                                                       NUMBER OF
                      HELD WITH     TERM OF OFFICE                                    BRIDGEWAY
                      BRIDGEWAY     AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   FUNDS OVERSEEN   OTHER DIRECTORSHIPS
NAME AND AGE          FUNDS         TIME SERVED      PAST FIVE YEARS                  BY DIRECTOR      HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
John N. R.            President     Term:            President, Bridgeway Funds,      Eleven           None
Montgomery(2)         and           1 Year           11/1993 - Present.
Age 49                Director      Length:          President, Bridgeway Capital
                                    11 Years         Management, Inc.,
                                                     7/1993-present.

Michael D. Mulcahy    Director      Term:            Director and Staff Member,       Eleven           None
Age 40                              1 year           Bridgeway Capital Management,
                                    Length:          Inc., 12/2002 - present. Vice
                                    10/01/2003       President, Hewlett Packard,
                                    to present       1/2001-12/20002. Executive
                                                     Vice President, Artios, Inc.
                                                     [Internet Co.],
                                                     10/1998 - 1/2001.

Joanna Barnhill       Secretary     Term:            Staff Member, Bridgeway          N/A              N/A
Age 54                              1 year           Capital Management, Inc. since
                                    Length:          1993
                                    11/22/1993
                                    to present

Linda G. Giuffre      Treasurer/    Term:            Staff member, Bridgeway          N/A              N/A
Age 42                CCO           1 year           Capital Management, Inc.,
                                    Length:          5/04 to present.  Vice
                                    05/14/2004       President - Compliance,
                                    to present       Capstone Asset Management
                                                     Company, 1998 - 2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Small-Cap Value Shareholder,

Our Fund was down 1.51% for the June 2004 quarter, compared to a 0.85% gain for our primary market benchmark, the Russell 2000 Value Index, and a 1.64% return of our peer benchmark, the Lipper Small-Cap Value Index. It was a poor quarter on both an absolute and a relative basis.

The table below presents our performance for the June quarter and since inception. We've got some ground to make up after this slow start.

For the eight months of our fiscal year since the Fund's inception (October 31, 2003 through June 30, 2004), the Fund class N shares appreciated 4.60% (4.40% for class R shares), lagging both our peer group (the Lipper Small Cap Growth Fund Index, up 16.52%) and our primary market benchmark (the Russell 2000 Growth Index, up 16.01%).

                                                    JUNE QTR.    LIFE-TO-DATE
                                                      4/1/04       10/31/03
                                                    TO 6/30/04    TO 6/30/04
                                                    ----------    ----------
           Small-Cap Value Fund - Class N
              Return Before Taxes                     -1.51%          4.60%
              Return After Taxes on Distributions         -              -
              Return After Taxes on Distributions
                 And Sale of Fund Shares(1)               -           2.99%
           Small-Cap Value Fund - Class R
              Return Before Taxes                     -1.51%          4.40%
              Return After Taxes on Distributions         -              -
              Return After Taxes on Distributions
                 And Sale of Fund Shares(1)               -           2.86%
           Russell 2000 Value Index                    0.85%         16.01%
           Lipper Small-Cap Value Index                1.64%         16.52%

       PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

       THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER SMALL-CAP VALUE INDEX IS AN INDEX OF SMALL-COMPANY, VALUE-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

       (1)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS. PERFORMANCE PERIODS FOR THIS REPORT ARE LESS THAN ONE YEAR.

        GROWTH OF $10,000 INVESTED IN SMALL-CAP VALUE FUND AND INDEXES
                      FROM 10/31/03 (INCEPTION) TO 6/30/04

                                         10/31/03    12/31/03    3/31/04      6/30/04
                                         --------    --------    -------      -------
Small Cap Value Class N                  $10,000     $10,270     $10,620      $10,460
Small Cap Value Class R                  $10,000     $10,270     $10,600      $10,440
Lipper Small-Cap Value Index             $10,000     $10,819     $11,463      $11,652
Russell 2000 Value Index                 $10,000     $10,759     $11,504      $11,601

DISCUSSION OF FISCAL YEAR 2004 PERFORMANCE:

In the midst of recovery from the worst and most extended bear market since before World War II, stocks in all corners of the "style box" recovered some in Fiscal Year 2004 from inception (October 31, 2003) until year end (June 30, 2004). Stocks of smaller companies tend to fall farther relative to the rest of the market in a downturn but recover more quickly in the turnaround. History does not always look like the future, however, and small-cap value stocks held up surprisingly well in the bear market of 2000-2003. These stocks continued to perform well overall in Fiscal Year 2004, and the Russell 2000 Value Index increased 16.0% in the period. Unfortunately, our Fund lagged with a 4.6% return, held back by some telecommunications, semiconductor, and software companies, the laggards of broader market during the fiscal year. The two worst performing stocks for the year were Primus Telecommunications (down 48.5%) and Ultratech (down 44.8%). Our best performing stocks were PLX Technology (up 91.5%, fighting the trend of other semiconductor stocks) and Stein Mart (up 69.9%).

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE

TRANSLATION: Our Fund's poor relative performance in the quarter was primarily a function of a higher concentration on smaller stocks, which in the market overall performed relatively poorly. Our overweighting on technology hardware and telecommunications also hurt, since these were two of the worst performing sectors in the quarter. Overall, it was not a great quarter for our stock picking models across most of our funds, especially on the small-cap end of the spectrum. Small-cap Value and our Micro-Cap Limited Funds have been negatively impacted the most over the last quarter and since inception of this fund. In spite of our poor showing, however, we will stick with the discipline of our models.

The following table presents the quarterly returns of companies by size, based on data from the Center for Research in Security Prices. Most "small-cap" funds concentrate on stocks in the 5th, 6th, and 7th deciles in size. Currently, stocks in our fund are spread significantly from the fourth decile all the way to the 10th, with a much higher concentration among the smaller of these stocks. (This imbalance is a natural outcome of the fact that there are a larger number of smaller companies that our models evaluate.) On an asset weighted basis at the beginning of the quarter, I estimate that there is a 1.7% differential in return between the stocks of the size in our Fund and the average size in the Russell 2000 Value Index. Thus, perhaps two-thirds or more of our quarterly underperformance could be explained by our current greater weighting of smaller stocks. In a majority of market environments, this difference is not that significant; indeed, historically it is biased in favor of smaller stocks roughly half the time.

                STOCK PERFORMANCE (TOTAL RETURN) BY COMPANY SIZE

                                                  JUNE QUARTER
                                                  ------------
                     CRSP 1 (very large)              1.3%
                     CRSP 2 (large)                   2.5%
                     CRSP 3                           2.3%
                     CRSP 4 (mid-cap)                 0.4%
                     CRSP 5                           0.4%
                     CRSP 6 (small)                   2.8%
                     CRSP 7                           1.8%
                     CRSP 8                           0.9%
                     CRSP 9 (micro-cap)              -0.2%
                     CRSP 10 (ultra-small)           -2.8%

Looking at the record of individual stocks, five of our stocks declined more than 30%:

           RANK    DESCRIPTION                   INDUSTRY            % LOSS
           ----    -----------                   --------            ------
             1     Fremont General Corp          Banks               -42.3%
             2     Primus Telecommunications GP  Telecommunications  -40.5%
             3     Ultratech Inc                 Semiconductors      -34.1%
             4     InterVoice Inc                Computers           -32.0%
             5     Safeguard Scientifics Inc     Internet            -31.1%

       NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.1% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

As demonstrated by the third and fourth stocks in the table above, our performance was significantly hurt by Telecommunications and Technology Hardware (here, semiconductors and computers). Of the five largest declining stocks for the last quarter, Ultratech, Inc., the semiconductor equipment manufacturer, generated our biggest dollar losses. The company turned in a quarterly performance that was well below Wall Street expectations, sending the stock down 20.1% on the day of the earnings announcement. The company then signaled more bad news to come. We took our licks on this one, selling our position for at 34.1% loss. This one stock cost us 0.8% of our total return in the quarter.

Fortunately, of course, not all the news was bad. Four stocks appreciated more than 30% in the June quarter:

           RANK   DESCRIPTION                 INDUSTRY                 % GAIN
           ----   -----------                 --------                 ------
             1    PLX Technology Inc          Semiconductors            60.3%
             2    Vans Inc                    Apparel                   38.9%
             3    United Fire & Casualty Co   Insurance                 36.6%
             4    Briggs & Stratton Corp      Machinery-Diversified     31.0%

       NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.1% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Interestingly, our best performer hailed from the same industry as the stock that cost us the most above. PLX Technology, Inc., a semiconductor device manufacturing company, generated the biggest gains for us over the past quarter on the strength of a surprisingly strong March 2004 quarter, which was the fourth in a string of profitable quarters for the company. The company also announced a promising acquisition. I'm pleased with the stock's 60.3% price gain for the quarter.

TOP TEN HOLDINGS

At quarter end, Consumer Cyclicals comprised our largest sector representation at 27.9% of net assets, followed by Industrials at 22.4% and Communications at 11.9%. Our top ten holdings represented 21.8% of total net assets, indicating much stronger diversification than Bridgeway's more aggressively managed Aggressive Investors funds. These ten stocks represented nine different industries. Here are the top ten holdings at the end of June:

                                                                     PERCENT OF
     RANK   DESCRIPTION                    INDUSTRY                  NET ASSETS
     ----   -----------                    --------                  ----------
       1    Vans Inc                       Apparel                      2.6%
       2    Advanced Marketing Services    Distribution/Wholesale       2.4%
       3    Embrex Inc                     Biotechnology                2.3%
       4    Stein Mart Inc                 Retail                       2.2%
       5    Petroleum Development Corp     Oil&Gas                      2.1%
       6    Reliance Steel & Aluminum Co   Iron/Steel                   2.1%
       7    Badger Meter Inc               Electronics                  2.1%
       8    MarineMax Inc                  Retail                       2.0%
       9    Universal Forest Products Inc  Building Materials           2.0%
      10    Berkshire Hills Bancorp Inc    Savings&Loans                2.0%
                                                                       ----
                                                                       21.8%

A CONCERNED SHAREHOLDER

TRANSLATION: While it may be tempting to try to limit losses in an individual stock by simply selling when it drops a certain percentage, our research does not indicate this is a successful way to improve returns with our quantitative models.

I recently received a letter from a shareholder who was extremely disturbed to learn of six fund holdings that dropped an average of almost 30%. Every once in a while I get such a reaction from a shareholder who doesn't understand why we don't just set "stop loss orders" (market orders to sell below a certain price), or similarly sell stocks that have dropped a certain amount (say, 20% down from where we bought them) in order to minimize losses in individual stocks. Actually, I have studied this strategy and have yet to use it in combination with a Bridgeway model; which is to say, so far, on average I think it's a good way to destroy value, especially in a fund of more volatile stocks. Sure, it would have been nice to identify such a stock before it dropped, say 20%, but once it has, the only relevant question is, "Is it then more likely to go up or go down?" Unless you can answer that question, there's no way to profit from the information. From the standpoint of measures of valuation, you'd prefer to buy (or continue to hold) a stock when it's cheaper, not stay away from all cheaper stocks (or sell ones you happen to have owned before they got cheaper). For some of our models, if a stock goes down 30%, the model just likes it better (although that is not true with all of our models). The nice thing with our models is that they take the emotion of having previously "lost money" out of the equation of what the best decision is currently. In the language of engineering, a previous decline is a "sunk cost;" it has nothing to do with the current decision (unless one can show statistically that it does).

TAX EFFICIENCY

TRANSLATION: In tandem with our drive to keep turnover and transaction cost very low in this Fund, we work hard to keep the Fund's tax efficiency very high.

After studying the tax efficiency of our other funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 and 2, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds, and especially this one.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. Two funds celebrated their 10th anniversary in early August, after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. Also according to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

       Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a share of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS SMALL CAP VALUE FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. The Small-Cap Value Fund does not have a full-year track record, although we didn't start out "on the right foot." Its total management fee of 0.60% as of March 31, 2004 is significantly less than the average for small cap value funds of 0.89%, in spite of the Fund's small size. Its overall expense ratio is capped by contract at 0.94% (1.19% for "R" shares) and is much lower than the 1.39% average for industry peers. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO ABOVE AVERAGE MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. INVESTMENTS IN THE SMALL COMPANIES WITHIN THIS FUND CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange

Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              SMALL CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
Common Stock - 98.3%
   Advertising - 1.4%
              Ventiv Health Inc*                                           30,300   $     469,044

   Aerospace/Defense - 3.7%
              AAR Corp*                                                    56,100         636,735
              Ducommun Inc*                                                26,800         572,984
                                                                                    -------------
                                                                                        1,209,719

   Airlines - 3.9%
              America West Holdings Corp*                                  49,000         444,920
              AMR Corp*                                                    26,100         316,071
              Northwest Airlines Corp*                                     46,200         513,744
                                                                                    -------------
                                                                                        1,274,735

   Apparel - 2.5%
              Vans Inc*                                                    40,700         836,385

   Banks - 2.2%
              Community Bank System Inc                                    18,300         417,057
              Fremont General Corp                                         11,600         204,740
              Irwin Financial Corp                                          3,700          97,680
                                                                                    -------------
                                                                                          719,477

   Beverages - 1.0%
              Constellation Brands Inc Class A*                             8,500         315,605

   Biotechnology - 2.2%
              Embrex Inc*                                                  54,500         737,930

   Building Materials - 5.0%
              Eagle Materials Inc                                           7,300         518,446
              Universal Forest Products Inc                                20,400         657,900
              York International Corp                                      11,700         480,519
                                                                                    -------------
                                                                                        1,656,865

   Chemicals - 0.1%
              OM Group Inc*                                                 1,100          36,311

   Coal - 0.3%
              CONSOL Energy Inc                                             1,100          39,600
              Peabody Energy Corp                                             790          44,232
                                                                                    -------------
                                                                                           83,832

   Commercial Services - 2.7%
              Consolidated Graphics Inc*                                   14,500         638,725
              Korn/Ferry International*                                    13,700         265,369
                                                                                    -------------
                                                                                          904,094

   Computers - 4.0%
              Inforte Corp*                                                16,856         170,229
              Intervoice Inc*                                              10,800         123,876
              Komag Inc*                                                   35,800         500,126
              SI International Inc*                                        24,900         507,711
                                                                                    -------------
                                                                                        1,301,942

   Distribution/Wholesale - 2.5%
              Advanced Marketing Services                                  60,600         782,346
              Huttig Building Products Inc*                                 4,800          36,864
                                                                                    -------------
                                                                                          819,210

   Diversified Financial Services - 4.2%
              AmeriCredit Corp*                                             1,800          35,154
              CompuCredit Corp*                                            30,700         531,110
              Knight Trading Group Inc*                                    36,200         362,724
              Raymond James Financial Inc                                  17,150         453,618
                                                                                    -------------
                                                                                        1,382,606

   Electric - 1.3%
              Alliant Energy Corp                                           3,200          83,456
              Avista Corp                                                   1,900          34,998
              OGE Energy Corp                                               1,400          35,658
              Texas Genco Holdings Inc                                      3,800         171,342
              Westar Energy Inc                                             4,500          89,595
                                                                                    -------------
                                                                                          415,049

   Electrical Components & Equipment - 0.8%
              Belden Inc                                                    1,800   $      38,574
              TII Network Technologies Inc*                               144,515         221,108
                                                                                    -------------
                                                                                          259,682

   Electronics - 5.2%
              American Science & Engineering*                               2,800          58,576
              Avnet Inc*                                                    1,600          36,320
              Badger Meter Inc                                             15,300         677,025
              Park Eectrochemical Corp                                     24,900         628,725
              SMTEK International Inc*                                     32,397         228,075
              TTM Technologies Inc*                                         6,800          80,580
                                                                                    -------------
                                                                                        1,709,301

   Engineering & Construction - 0.7%
              Washington Group International Inc*                           6,700         240,463

   Entertainment - 0.2%
              Argosy Gaming Co*                                             1,000          37,600
              Bluegreen Corp*                                               2,600          35,880
                                                                                    -------------
                                                                                           73,480

   Environmental Control - 0.1%
              Metal Management Inc*                                         1,900          37,639

   Forest Products & Paper - 0.9%
              Longview Fibre Co*                                           17,200         253,356
              Temple-Inland Inc                                               800          55,400
                                                                                    -------------
                                                                                          308,756

   Gas - 1.2%
              Energen Corp                                                  7,900         379,121

   Healthcare - Services - 3.1%
              America Service Group Inc*                                   11,500         399,625
              Humana Inc*                                                  13,460         227,474
              Medcath Corp*                                                 1,800          36,000
              Pacificare Health Systems*                                    9,500         367,270
                                                                                    -------------
                                                                                        1,030,369

   Home Builders - 5.1%
              Beazer Homes USA Inc                                          1,900         190,589
              Fleetwood Enterprises Inc*                                    9,000         130,950
              Hovnanian Enterprises Inc - Class A*                         11,820         410,272
              Kaufman & Broad                                               3,440         236,087
              MDC Holdings Inc                                              3,740         237,901
              Standard-Pacific Corp                                         4,600         226,780
              Toll Brothers Inc*                                            5,700         241,224
                                                                                    -------------
                                                                                        1,673,803

   Home Furnishings - 0.6%
              Applica Inc*                                                 23,000         204,700

   Housewares - 0.6%
              Toro Co                                                       2,900         203,203

   Insurance - 1.0%
              American Physicians Cap Inc*                                  1,500          34,725
              Commerce Group Inc                                              800          39,496
              Reinsurance Group of America                                  2,400          97,560
              United Fire & Casualty Co                                     2,500         144,375
              Vesta Insurance Group Inc                                     3,100          20,057
                                                                                    -------------
                                                                                          336,213

   Internet - 5.3%
              Answerthink Inc*                                             76,200         436,626
              Netegrity Inc*                                               54,300         459,378
              Safeguard Scientifics Inc*                                  173,100         398,130
              Sapient Corp*                                                74,000         444,740
                                                                                    -------------
                                                                                        1,738,874

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Iron/Steel - 2.3%
              Carpenter Technology Corp                                     1,100   $      37,455
              Reliance Steel and Aluminum Co                               17,300         697,536
              Ryerson Tull Inc                                              2,300          36,524
                                                                                    -------------
                                                                                          771,515

   Lodging - 1.5%
              Mandalay Resort Group                                         7,200         494,208

   Machinery - Diversified - 2.0%
              Briggs & Stratton Corp                                        1,700         150,195
              Cascade Corp                                                  1,600          50,000
              UNOVA Inc*                                                   23,200         469,800
                                                                                    -------------
                                                                                          669,995

   Media - 1.6%
              Thomas Nelson Inc                                            22,600         513,924

   Metal Fabricate/Hardware - 1.8%
              Commercial Metals Co                                         17,500         567,875
              Metals USA Inc*                                               2,200          39,336
                                                                                    -------------
                                                                                          607,211

   Mining - 0.3%
              Titanium Metals Corp*                                         1,000          92,550

   Miscellaneous Manufactur - 0.2%
              The Brink's Co                                                1,900          65,075

   Office Furnishings - 0.1%
              CompX International Inc*                                      1,200          18,000

   Oil & Gas - 4.1%
              Callon Petroleum Corp*                                        5,400          77,004
              Harvest Natural Resources Inc*                               18,800         280,308
              Petroleum Development Corp*                                  25,500         699,210
              Petroquest Energy Inc*                                       67,000         286,090
                                                                                    -------------
                                                                                        1,342,612

   Oil & Gas Services - 1.0%
              Lone Star Technologies Inc*                                   1,900          52,364
              Veritas DGC Inc*                                             12,100         280,115
                                                                                    -------------
                                                                                          332,479

   Packaging & Containers - 1.2%
              Silgan Holdings                                               9,700         391,007

   Retail - 10.5%
              7-Eleven Inc*                                                 5,600          99,960
              AnnTaylor Stores Corp*                                        2,070          59,989
              Cost-U-Less Inc*                                                922           5,532
              Dillard's Inc Class A                                         2,200          49,060
              Foot Locker Inc                                              10,000         243,400
              Goody's Family Clothing Inc                                  19,400         201,178
              Group 1 Automotive Inc*                                      16,900         561,249
              Luby's Inc*                                                   5,100          35,241
              MarineMax Inc*                                               23,100         662,508
              Men's Wearhouse Inc*                                          3,200          84,448
              PEP Boys-Manny Moe & Jack                                     3,800          96,330
              The Pantry Inc*                                              18,900         412,020
              Retail Ventures Inc*                                          4,000          30,960
              Smart & Final Inc*                                            6,800          81,736
              Stein Mart Inc*                                              43,700         710,562
              Trans World Entertainment Corp*                              12,900         129,258
                                                                                    -------------
                                                                                        3,463,431

   Savings & Loans - 2.0%
              Berkshire Hills Bancorp Inc                                  17,500   $     649,250

   Semiconductors - 2.7%
              Cirrus Logic Inc*                                            29,700         178,497
              Cohu Inc                                                      2,000          38,080
              PLX Technology Inc*                                          22,300         384,898
              PMC - Sierra Inc*                                            18,800         269,780
                                                                                    -------------
                                                                                          871,255

   Telecommunications - 3.5%
              Arch Wireless Inc*                                            1,300          37,037
              Boston Communications Group*                                 57,600         590,400
              Lantronix Inc*                                               26,500          33,655
              Sycamore Networks Inc*                                      107,800         455,994
              US Unwired Inc*                                              12,700          37,465
                                                                                    -------------
                                                                                        1,154,551

   Toys/Games/Hobbies - 0.2%
              Hasbro Inc                                                    3,200          60,800

   Transportation - 1.5%
              Offshore Logistics Inc*                                       1,300          36,556
              OMI Corp                                                     37,770         449,463
                                                                                    -------------
                                                                                          486,019
                                                                                    -------------

   Total Common Stock (Identified Cost $31,325,096)                                 $  32,342,290

   Short-term Investments - 6.0%
   Money Market Funds - 6.0%
              Firstar US Treasury Money Market
                Fund Institutional                                      1,957,833       1,957,833
                                                                                    -------------

   Total Short-term Investments (Identified Cost $1,957,833)                            1,957,833
                                                                                    -------------

   Total Investments - 104.3% (Identified Cost $33,282,929)**                       $  34,300,123

   Other Assets and Liabilities, net - (4.3)%                                          (1,406,463)
                                                                                    -------------

   Total Net Assets - 100.0%                                                        $  32,893,660
                                                                                    =============

   * Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 31, 2004.

   ** See note 7 for tax cost figures.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - SMALL CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
    Investments at value (cost - $33,282,929)                  $      34,300,123
    Receivable for fund shares sold                                      261,724
    Receivable for portfolio securities sold                              72,266
    Receivable for dividends                                              12,715
    Receivable from advisor                                               40,850
--------------------------------------------------------------------------------
       Total assets                                                   34,687,678
--------------------------------------------------------------------------------

LIABILITIES:
    Payable for fund shares redeemed                                      22,848
    Payable for portfolio securities purchased                         1,720,641
    Accrued expenses                                                      50,529
--------------------------------------------------------------------------------
       Total liabilities                                               1,794,018
--------------------------------------------------------------------------------
    NET ASSETS                                                 $      32,893,660
================================================================================

NET ASSETS REPRESENT:
    Paid-in capital                                            $      32,877,448
    Undistributed net investment income                                        0
    Undistributed net realized loss                                   (1,000,982)
    Net unrealized appreciation of investments                         1,017,194
--------------------------------------------------------------------------------
    NET ASSETS                                                 $      32,893,660
================================================================================

NET ASSET VALUE PER SHARE
Net assets
    Class N                                                    $      28,192,757
    Class R                                                    $       4,700,903

Shares of beneficial interest outstanding                              2,695,568
    Class N                                                              450,441
    Class R

Net asset value and redemption price per share
    Class N                                                    $           10.46
    Class R                                                    $           10.44

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INVESTMENT INCOME:
    Dividends                                                  $          67,677
--------------------------------------------------------------------------------
       Total income                                                       67,677

EXPENSES:
    Management fees                                                       77,280
    Accounting fees:                                                      37,904
    Transfer agent fees
       Bridgeway Capital Management, Inc.                                  2,500
       Citigroup Fund Services, Inc.                                      27,504
    Audit fees                                                            27,272
    Custody                                                               11,984
    Insurance                                                                231
    Legal                                                                    265
    Registration fees                                                      5,208
    Directors' fees                                                          231
    Distribution fees - Class R                                            4,938
    Miscellaneous                                                          1,695
--------------------------------------------------------------------------------
       Total expenses                                                    197,012
    Less fees waived                                                     (71,095)
--------------------------------------------------------------------------------
       Net Expenses                                                      125,917
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (58,240)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                  (1,000,982)
    Net change in unrealized appreciation                              1,017,194
--------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments                16,212
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           $         (42,028)
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
      For the period October 31, 2003 (commencement date) to June 30, 2004

                                                               JUNE 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment loss                                        $         (58,240)
    Net realized loss on investments                                  (1,000,982)
    Net change in unrealized appreciation                              1,017,194
--------------------------------------------------------------------------------
       Net decrease resulting from operations                            (42,028)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
    Proceeds from sale of shares
       Class N                                                        37,031,329
       Class R                                                         7,946,732
    Cost of shares redeemed
       Class N                                                        (8,884,162)
       Class R                                                        (3,158,211)
--------------------------------------------------------------------------------
       Net increase from Fund share transactions                      32,935,688
--------------------------------------------------------------------------------
       Net increase in net assets                                     32,893,660
NET ASSETS:
    Beginning of period                                                        0
--------------------------------------------------------------------------------
    End of period *                                            $      32,893,660
================================================================================

Number of Fund shares:
    Sold
       Class N                                                         3,578,047
       Class R                                                           753,572
    Redeemed
       Class N                                                          (882,479)
       Class R                                                          (303,131)
--------------------------------------------------------------------------------
       Net increase                                                    3,146,009
--------------------------------------------------------------------------------
    Outstanding at beginning of period                                         0
--------------------------------------------------------------------------------
    Outstanding at end of period                                       3,146,009
================================================================================

* Including undistributed net investment income (loss) of $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                       CLASS N                              CLASS R
                                            FOR THE PERIOD OCTOBER 31, 2003     FOR THE PERIOD OCTOBER 31, 2003
                                              (COMMENCEMENT OF INVESTMENT         (COMMENCEMENT OF INVESTMENT
                                                     OPERATIONS) TO                      OPERATIONS) TO
                                                     JUNE 30, 2004                       JUNE 30, 2004
PER SHARE DATA
    Net asset value,
       beginning of period                                     $      10.00                       $       10.00
---------------------------------------------------------------------------------------------------------------

    Income (loss) from
       investment operations:
           Net investment loss*                                       (0.03)                              (0.04)
           Net realized and
                unrealized gain (loss)                                 0.49                                0.48
---------------------------------------------------------------------------------------------------------------
    Total from investment operations                                   0.46                                0.44
---------------------------------------------------------------------------------------------------------------

    Net asset value, end of period                             $      10.46                       $       10.44
===============================================================================================================

TOTAL RETURN                                                           4.60%                               4.40%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period ('000's)                         $     28,193                       $       4,701
    Ratios to average net assets:
       Expenses after waivers
           and reimbursements                                          0.94%**                             1.19%**
       Expenses before waivers
           and reimbursements                                          1.49%**                             1.64%**
       Net investment loss after waivers
           and reimbursements                                         (0.42%)**                           (0.67%)**

    Portfolio turnover rate                                            20.5%                               20.5%

* Based on average daily shares outstanding.
** Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION:

      Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

      Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

      On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

      Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Small-Cap Value Fund (the "Fund").

      SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

      Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

      Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

      Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      SECURITIES LENDING

      Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

      USE OF ESTIMATES IN FINANCIAL STATEMENTS

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      RISKS AND UNCERTAINTIES

      The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

      SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

      Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes on relative net assets.

      Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

      FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund that serve as collateral for open futures contracts are indicated on the Schedule of Investments. As of June 30, 2004 there were no outstanding futures contracts.

      OPTIONS

      An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect he current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase tranaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security which the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. As of June 30, 2004, there were no outstanding options.

      INDEMNIFICATION

      Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.    MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS:

      The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund's average daily net assets.

      The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Value Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

      One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to shareholder accounting and state registration services is paid by the Fund and is included in the transfer agent fees expense categories of the financial statements. For the year ended June 30, 2004, the Adviser earned $77,280 and $2,500 for transfer agent fees.

      The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.94% of the value of its average net assets for Class N shares for the fiscal year and 1.19% of the value of its average net assets for Class R shares for the fiscal year.

      From time to time, the Adviser may make short-term investments in funds in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                                   FISCAL YEAR
                                                                       2004
                                                                   -----------
                      Purchases
                         Class N                                   $  810,747
                         Class R                                       10,000
                      Redemptions
                         Class N                                   $  811,039
                         Class R                                        9,870
                      Net Realized Gain/(Loss) on Redemptions
                         Class N                                   $      292
                         Class R                                         (130)

      On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

      BOARD OF DIRECTORS COMPENSATION

      Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Small-Cap Value Fund is disclosed in the Statement of Operations.

4.    DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

      Forum Fund Services, Inc. acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the period ended June 30, 2004 distribution fees of $4,938 were accrued to Small-Cap Value Class R shareholders.

5.    SERVICE PROVIDERS:

      The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc. as of November 3, 2003, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services.

      The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

      The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

      The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES:

      Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $36,107,311 and $3,928,643, respectively, for the period November 3, 2003 (commencement of investment operations) to June 30, 2004.

7.    FEDERAL INCOME TAXES:

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

      The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

              Aggregate unrealized gain                            3,356,305
              Aggregate unrealized loss                           (2,339,111)
              Net gain (loss)                                      1,017,194
              Cost of investments                                 33,282,929
              Capital loss carryover                                       0
              Post October 31, 2003 Capital Loss Deferral          1,000,982
              Capital loss utilized                                        0

      The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the the components of net assets.

              Components of net assets
                 Ordinary income                               $           0
                 Accumulated capital gains (losses)               (1,000,982)
                 Unrealized appreciation(depreciation)             1,017,194


      Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $58,240 were reclassified to paid-in capital for the year ended June 30, 2004. Net assets were unaffected by the reclassifications.

8.    BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

      The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

9.    SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

      On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Value Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                              SMALL-CAP VALUE FUND
                                OTHER INFORMATION

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                           POSITION(S)  TERM OF
                           HELD WITH    OFFICE AND                                      # OF BRIDGEWAY
                           BRIDGEWAY    LENGTH OF       PRINCIPAL OCCUPATION(S) DURING  FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE               FUNDS        TIME SERVED     PAST FIVE YEARS                 BY DIRECTOR     HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell          Director     Term:           Senior Pastor of Windsor        Eleven          Continental
Age 51                                  1 Year          Village United Methodist                        Airlines,Inc.,
                                        Length:         Church, since 1982                              JP Morgan Chase
                                        3 Years                                                         Advisory Board,
                                                                                                        American Church
                                                                                                        Mortgage Company,
                                                                                                        Reliant Resources,
                                                                                                        Inc. [energy &
                                                                                                        electricity
                                                                                                        services].

Karen S. Gerstner          Director     Term:           Principal, Karen S. Gerstner &  Eleven          None
Age 49                                  1 Year          Associates, P.C., 2003 to
                                        Length:         present. Attorney and Partner,
                                        10 Years        Davis Ridout, Jones and
                                                        Gerstner LLP, 1/1999 to 2003.

Miles Douglas              Director     Term:           Partner, 10/1998 to             Eleven          Calvert Large-Cap
Harper, III(1)                          1 Year          present Gainer,                                 Growth Fund(3)
Age 42                                  Length:         Donnelly, Desroches,                            (1 Portfolio)
                                        10 Years        LLP

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                           POSITIONS                                                        NUMBER OF
                           HELD WITH    TERM OF OFFICE                                      BRIDGEWAY
                           BRIDGEWAY    AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING      FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE               FUNDS        TIME SERVED     PAST FIVE YEARS                     BY DIRECTOR     HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
John N. R. Montgomery(2)   President    Term:           President, Bridgeway Funds,         Eleven          None
Age 49                     and          1 Year          11/1993 - Present.
                           Director     Length:         President, Bridgeway Capital
                                        11 Years        Management, Inc., 7/1993-present.

Michael D. Mulcahy         Director     Term: 1 year    Director and Staff Member,          Eleven          None
Age 40                                  Length:         Bridgeway Capital Management,
                                        10/01/2003      Inc., 12/2002 - present. Vice
                                        to present      President, Hewlett Packard,
                                                        1/2001-12/20002. Executive Vice
                                                        President, Artios, Inc. [Internet
                                                        Co.], 10/1998 - 1/2001.

Joanna Barnhill            Secretary    Term: 1 year    Staff Member, Bridgeway Capital     N/A             N/A
Age 54                                  Length:         Management, Inc. since 1993
                                        11/22/1993
                                        to present

Linda G. Giuffre           Treasurer/   Term: 1 year    Staff member, Bridgeway Capital     N/A             N/A
Age 42                     CCO          Length:         Management, Inc., 5/04 to present.
                                        05/14/2004      Vice President - Compliance,
                                        to present      Capstone Asset Management
                                                        Company, 1998 - 2004.

(1)  Chairman of the Audit Committee.
(2)  Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Large-Cap Growth Shareholder,

Our Fund had a positive return of 0.09% for the June 2004 quarter, compared to a 1.94% return for our primary market benchmark, the Russell 1000 Growth Index, and a 0.95% return of our peer benchmark, the Lipper Large-Cap Growth Index. For the eight months since inception, the Fund was up 6.30%, compared to a 6.06% return for the Russell 1000 Growth Index, and a 7.40% return of the Lipper Large-Cap Growth Index. It was a mediocre to poor quarter.

For the eight months since inception the Fund was up 6.30%, compared to a 6.06% return for the Russell 1000 Growth Index, and a 7.40% return of the Lipper Large-Cap Growth Index.

The table below presents our cumulative performance for the June quarter and since inception.

                                                   JUNE QTR.            LIFE-TO-DATE
                                                    4/1/04                10/31/03
                                                  TO 6/30/04             TO 6/30/04
                                                  ----------            ------------
     Large-Cap Growth Fund-Class N
        Return Before Taxes                          0.09%                 6.30%
        Return After Taxes on Distributions             -                     -
        Return After Taxes on Distributions
           And Sale of Fund Shares(1)                   -                  4.10%
     Large-Cap Growth Fund-Class R
        Return Before Taxes                          0.00%                 6.20%
        Return After Taxes on Distributions             -                     -
        Return After Taxes on Distributions
           And Sale of Fund Shares(1)                   -                  4.03%
     Russell 1000 Growth Index                       1.94%                 6.06%
     Lipper Large-Cap Growth Index                   0.95%                 7.40%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH
     CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER
     PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE LIPPER LARGE-CAP GROWTH INDEX IS AN INDEX OF LARGE-COMPANY,
     GROWTH-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

     (1)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS. THE PERFORMANCE PERIOD FOR THIS REPORT IS LESS THAN ONE YEAR.

        GROWTH OF $10,000 INVESTED IN LARGE-CAP GROWTH FUND AND INDEXES
                    FROM 10/31/03 (INCEPTION) TO 6/30/04

                                           10/31/03     12/31/03     3/31/04     6/30/04
                                           --------     --------     -------     -------
Large Cap Growth Class N                    $10,000      $10,340      $10,620     $10,630
Large Cap Growth Class R                    $10,000      $10,340      $10,620     $10,620
Lipper Large-Cap Growth Index               $10,000      $10,380      $10,506     $10,606
Russell 1000 Growth Index                   $10,000      $10,454      $10,536     $10,740

DISCUSSION OF FISCAL YEAR 2004 PERFORMANCE:

In the midst of recovery from the worst and most extended bear market since before World War II, stocks in all corners of the "style box" recovered very nicely in Fiscal Year 2004 from inception (October 31, 2003) until year end (June 30, 2004). Large-cap growth stocks tend to provide some "cushion" relative to the rest of the market in a downturn but recover more slowly in the turnaround. Based on the Russell large/small and value/growth indexes, large stocks DID in fact recover more slowly than small stocks, but surprisingly, value stocks (those which are cheap based on certain financial measures) did BETTER than growth oriented ones (those with above average prospects for economic growth). In this environment, our Large-Cap Growth Fund (N shares) returned 6.30%, somewhat lagging the 7.40% return of the Russell 1000 Growth Index. The recovery was broad based, and our best performers came from a number of different sectors of the economy. Standouts were Waters Corporation (up 55.9%) and eBay (up 37.9%). Dragging down performance were some financial and technology stocks.

BEST AND WORST:

TRANSLATION: Generally speaking, it was a lackluster quarter for stocks, both growth and value. There were no major trends among industry groups in our Fund, except that our strong exposure to telecommunications stocks was a definite drag. This was not a good quarter for Bridgeway's quantitative models across most of our funds.

Seven stocks representing six different industries appreciated more than 20% in the June quarter:

          RANK     DESCRIPTION                       INDUSTRY                % GAIN
          ----     -----------                       --------                ------
             1     Mandalay Resort Group             Lodging                  33.1%
             2     eBay Inc                          Internet                 31.3%
             3     Amazon.Com Inc                    Internet                 25.7%
             4     Phelps Dodge Corp                 Mining                   24.5%
             5     Autodesk Inc                      Software                 21.5%
             6     Research In Motion Ltd            Computers                20.2%
             7     Gilead Sciences Inc               Pharmaceuticals          20.1%

          NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.1% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Of the top performing stocks over the last quarter, eBay, Inc., an Internet stock, was our biggest DOLLAR gainer. In April eBay reported stronger than expected earnings for the three-month period ending March 28, 2004 and raised its guidance for 2004. Investors responded by lifting the stock price up 10.4% the day after the announcement. Enthusiasm for eBay's prospects (this latest release was the 23rd consecutive quarter of rising sales) helped move the stock to a new 52-week high on June 28th, just before the end of quarter. Our position in eBay rose 31.3% for the quarter, and was our 5th largest holding as of the end of June (representing 2.6% of net assets.)

Four stocks representing different industries declined more than 20% in the June quarter:

          RANK     DESCRIPTION                       INDUSTRY                % LOSS
          ----     -----------                       --------                ------
             1     N.Y. Community Bancorp Inc        Savings & Loans         -38.7%
             2     Ameritrade Holding Corp           Investment Services     -28.9%
             3     Sandisk Corp                      Computers               -26.9%
             4     Career Education Corp             Commercial Services     -23.0%

          NOTE: SMALL POSITIONS WITH APPRECIATION OR LOSS LESS THAN 0.1% IMPACT ON THE FUND PERFORMANCE ARE EXCLUDED FROM THE LIST OF BEST AND WORST PERFORMERS.

Our worst performing stock position over the past quarter was N.Y. Community Bancorp Inc. N.Y. Community, a Westbury, New York based S&L holding company, drifted down 38.7% on concerns about profitability and fears about rising interest rates. There were also recurring rumors of N.Y. Community being a takeover target that may have generated interest in the stock, and possible disappointment at no deal being announced might have prompted some investors to sell.

TOP TEN HOLDINGS

At quarter end, Communications comprised our largest sector representation at 28.8% of net assets, followed by Consumer Non-Cyclicals at 19.3% and Consumer Cyclicals at 17.7%. Our top ten holdings represented 25.2% of total net assets, indicating much stronger diversification than Bridgeway's more aggressively managed Aggressive Investors funds. Here are the top ten holdings at the end of
June:

                                                                                PERCENT OF
        RANK   DESCRIPTION                             INDUSTRY                 NET ASSETS
        ----   -----------                             --------                 ----------
         1     Nextel Communications Inc               Telecommunications           3.0%
         2     Cisco Systems Inc                       Telecommunications           2.8%
         3     Home Depot Inc                          Retail                       2.6%
         4     Amazon.Com Inc                          Internet                     2.6%
         5     eBay Inc                                Internet                     2.6%
         6     Nordstrom Inc                           Retail                       2.5%
         7     Qualcomm Inc                            Telecommunications           2.4%
         8     Motorola Inc                            Telecommunications           2.3%
         9     Zimmer Holdings Inc                     Healthcare - Products        2.2%
         10    Harman International Industries Inc     Home Furnishings             2.2%
                                                                                   ----
                                                                                   25.2%

TAX EFFICIENCY

TRANSLATION: In tandem with our drive to keep turnover and transaction costs low in this Fund, we work hard to keep the Fund's tax efficiency very high. While the very active management of this fund makes tax efficiency more difficult, we still work at it.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 and 2, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds, and especially this one.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We have just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. Also according to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:
       Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

A CONCERNED SHAREHOLDER

TRANSLATION: While it may be tempting to try to limit losses in an individual stock by simply selling when it drops a certain percentage, our research does not indicate this is a successful way to improve returns with our quantitative models.

I recently received a letter from a shareholder who was extremely disturbed to learn of six fund holdings that dropped an average of almost 30%. Every once in a while I get such a reaction from a shareholder who doesn't understand why we don't just set "stop loss orders" (market orders to sell below a certain price), or similarly sell stocks that have dropped a certain amount (say, 20% down from where we bought them) in order to minimize losses in individual stocks. Actually, I have studied this strategy and have yet to use it in combination with a Bridgeway model; which is to say, so far, on average I think it's a good way to destroy value, especially in a fund of more volatile stocks. Sure, it would have been nice to identify such a stock before it dropped, say 20%, but once it has, the only relevant question is, "Is it then more likely to go up or go down?" Unless you can answer that question, there's no way to profit from the information. From the standpoint of measures of valuation, you'd prefer to buy (or continue to hold) a stock when it's cheaper, not stay away from all cheaper stocks (or sell ones you happen to have owned before they got cheaper). For some of our models, if a stock goes down 30%, the model just likes it better (although that is not true with all of our models). The nice thing with our models is that they take the emotion of having previously "lost money" out of the equation of what the best decision is currently. In the language of engineering, a previous decline is a "sunk cost;" it has nothing to do with the current decision (unless one can show statistically that it does).

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major costs categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a share of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS LARGE CAP GROWTH FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. The Large Cap Growth Fund does not have a full-year track record. Its total management fee of 0.50% as of March 31, 2004 is significantly less than the average for large cap growth funds of 0.75%, in spite of the Fund's small size. Its overall expense ratio is capped by contract at 0.84% (1.09 for "R" shares) and is much lower than the 1.38% average for industry peers. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR.(08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              LARGE CAP GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
Common Stock - 100.0%
   Advertising - 0.2%
              Lamar Advertising Co - Class A*                               2,100   $      91,035

   Agriculture - 0.3%
              Monsanto Co                                                   3,800         146,300

   Apparel - 1.5%
              Coach Inc*                                                   17,660         798,055

   Banks - 0.1%
              State Street Corp                                               800          39,232

   Beverages - 0.0%
              Coca Cola Enterprises Inc                                       110           3,189

   Biotechnology - 2.5%
              Biogen Idec Inc*                                              3,200         202,400
              Genentech Inc*                                               19,000       1,067,800
              Millennium Pharmaceuticals Inc*                               3,500          48,300
                                                                                    -------------
                                                                                        1,318,500

   Chemicals - 1.0%
              Dow Chemical Co                                              12,770         519,739

   Commercial Services - 0.6%
              Apollo Group Inc*                                             1,150         101,533
              Career Education Corp*                                        4,300         195,908
                                                                                    -------------
                                                                                          297,441

   Computers - 1.5%
              Lexmark International Inc*                                    1,300         125,489
              Research In Motion Ltd*                                       1,000          68,440
              Sandisk Corp*                                                27,380         593,872
                                                                                    -------------
                                                                                          787,801

   Cosmetic/Personal Care - 1.5%
              Gillette Co                                                  18,700         792,880

   Distribution/Wholesale - 1.3%
              CDW Corp                                                     10,700         682,232

   Diversified Finanancial Services - 5.7%
              Franklin Resources Inc                                       12,200         610,976
              Legg Mason Inc                                                7,980         726,260
              MBNA Corp                                                    25,520         658,161
              T Rowe Price Group Inc                                       19,520         983,808
                                                                                    -------------
                                                                                        2,979,205

   Electrical Components & Equipment - 2.1%
              Molex Inc                                                    34,800       1,116,384

   Electronics - 0.4%
              Agilent Technologies Inc*                                     3,700         108,336
              Waters Corp*                                                  1,800          86,004
                                                                                    -------------
                                                                                          194,340

   Entertainment - 1.7%
              International Game Technology                                23,020         888,572

   Healthcare - Products - 4.2%
              Patterson Dental Co*                                         13,220       1,011,198
              Zimmer Holdings Inc*                                         13,160       1,160,712
                                                                                    -------------
                                                                                        2,171,910

   Healthcare - Services - 1.5%
              United Health Group Inc                                      12,858   $     800,410
              WellPoint Health Networks Inc*                                   30           3,360
                                                                                    -------------
                                                                                          803,770

   Home Furnishings - 2.2%
              Harman International Industries Inc                          12,740       1,159,340

   Household Products/Wares - 2.0%
              Fortune Brands Inc                                           13,520       1,019,814

   Insurance - 1.7%
             American International Group Inc                               2,100         149,688
             The Progressive Corp                                           8,800         750,640
                                                                                    -------------
                                                                                          900,328

   Internet - 8.3%
              Amazon.Com Inc*                                              24,854       1,352,058
              eBay Inc*                                                    14,580       1,340,631
              Interactive Corp*                                            23,300         702,262
              Symantec Corp*                                               21,460         939,519
              Yahoo! Inc*                                                     220           7,993
                                                                                    -------------
                                                                                        4,342,463

   Lodging - 0.3%
              Mandalay Resort Group                                         2,100         144,144

   Machinery - Diversified - 0.2%
              Deere & Co                                                    1,750         122,745

   Media - 6.3%
              Clear Channel Communications Inc                             24,050         888,647
              Dow Jones & Co Inc                                            1,200          54,120
              Fox Entertainment Group Inc - Class A*                       20,100         536,670
              Univision Communications Inc - Class A*                      29,400         938,742
              Walt Disney Co                                               33,200         846,268
                                                                                    -------------
                                                                                        3,264,447

   Mining - 2.9%
              Freeport - McMoran Cooper & Gold Inc                         25,500         845,325
              Newmont Mining Corp Holding                                  14,700         569,772
              Phelps Dodge Corp*                                            1,000          77,510
                                                                                    -------------
                                                                                        1,492,607

   Miscellaneous Manufacturing - 2.6%
              3M Co                                                         6,232         560,942
              Danaher Corp                                                 14,800         767,380
                                                                                    -------------
                                                                                        1,328,322

   Oil & Gas - 0.3%
              Burlington Resources Inc                                      3,600         130,248

   Oil & Gas Services - 2.2%
              Schlumberger Ltd                                             17,700       1,124,127

   Pharmaceuticals - 6.6%
              Bristol-Myers Squibb Co                                      44,400       1,087,800
              Forest Laboratories Inc*                                         60           3,398
              Gilead Sciences Inc*                                             60           4,020
              Imclone Systems Inc*                                          8,800         754,952
              IVAX Corp*                                                    2,000          47,980
              Mylan Laboratories Inc                                       29,100         589,275
              Omnicare Inc                                                    260          11,131
              Pfizer Inc                                                   28,000         959,840
                                                                                    -------------
                                                                                        3,458,396

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Retail - 10.6%
              Autozone Inc*                                                 1,150   $      92,115
              Best Buy Co Inc                                              10,430         529,218
              Chico's FAS Inc*                                              2,500         112,900
              Dollar General Corp                                          16,100         314,916
              Home Depot Inc                                               38,960       1,371,392
              Lowe's Companies Inc                                         10,340         543,367
              McDonald's Corp                                               4,340         112,840
              Nordstrom Inc                                                31,070       1,323,893
              Petsmart Inc                                                 18,850         611,682
              Staples Inc                                                  17,260         505,891
                                                                                    -------------
                                                                                        5,518,214

   Savings and Loans - 1.3%
              New York Community Bancorp Inc                               36,000         706,680

   Semiconductors - 7.0%
              Broadcom Corp*                                               24,400       1,141,188
              Intel Corp                                                   17,690         488,244
              National Semiconductor Corp*                                 48,900       1,075,311
              Texas Instruments Inc                                        39,590         957,286
                                                                                    -------------
                                                                                        3,662,029

   Software - 5.4%
              Adobe Systems Inc                                             2,700         125,550
              Autodesk Inc                                                  3,600         154,116
              BMC Software Inc*                                             1,136          21,016
              Electronic Arts Inc*                                          9,508         518,661
              Microsoft Corp                                               32,500         928,200
              Red Hat Inc*                                                    400           9,188
              Total System Services Inc                                    47,950       1,050,105
                                                                                    -------------
                                                                                        2,806,836

   Telecommunications - 14.0%
              Avaya Inc*                                                   48,300         762,657
              Cisco Systems Inc*                                           61,400       1,455,180
              Motorola Inc                                                 64,500       1,177,125
              Nextel Communications Inc*                                   58,180       1,551,079
              Qualcomm Inc                                                 16,750       1,222,415
              Scientific-Atlanta Inc                                       32,000       1,104,000
                                                                                    -------------
                                                                                        7,272,456
                                                                                    -------------

   Total Common Stock (Identified Cost $51,235,257)                                 $  52,083,781
                                                                                    -------------

   Total Investments - 100.0% (Identified Cost $51,235,257)**                       $  52,083,781

   Other Assets and Liabilities, net - (0.0)%                                             (56,217)
                                                                                    -------------

   Total Net Assets - 100.0%                                                        $  52,027,564
                                                                                    =============

   * Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

   ** See note 7 for tax cost figures.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - LARGE CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
    Investments at value (cost - $51,235,257)                  $      52,083,781
    Receivable for fund shares sold                                       62,319
    Receivable for portfolio securities sold                              91,329
    Receivable for dividends                                              40,934
    Receivable from adviser                                               16,333
--------------------------------------------------------------------------------
       Total assets                                                   52,294,696
--------------------------------------------------------------------------------

LIABILITIES:
    Bank Overdraft                                                       200,216
    Payable for fund shares redeemed                                      14,683
    Accrued expenses                                                      52,233
--------------------------------------------------------------------------------
       Total liabilities                                                 267,132
--------------------------------------------------------------------------------
    NET ASSETS                                                 $      52,027,564
================================================================================

NET ASSETS REPRESENT:
    Paid-in capital                                            $      51,732,416
    Undistributed net investment loss                                          0
    Undistributed net realized loss                                     (553,376)
    Net unrealized appreciation of investments                           848,524
--------------------------------------------------------------------------------
    NET ASSETS                                                 $      52,027,564
================================================================================

NET ASSET VALUE PER SHARE
Net assets
    Class N                                                    $      39,532,358
    Class R                                                    $      12,495,206

Shares of beneficial interest outstanding                              3,717,667
    Class N                                                            1,176,637
    Class R

Net asset value, offering and redemption price per share
    Class N                                                    $           10.63
    Class R                                                    $           10.62

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INVESTMENT INCOME:
    Dividends                                                  $         144,269
--------------------------------------------------------------------------------
       Total income                                                      144,269

EXPENSES:
    Management fees                                                       96,920
    Accounting fees:                                                      37,540
    Transfer agent fees
       Bridgeway Capital Management, Inc.                                  2,500
       Citigroup Fund Services, Inc.                                      35,888
    Audit fees                                                            27,272
    Custody                                                               10,000
    Insurance                                                                227
    Legal                                                                    257
    Registration fees                                                      5,082
    Directors' fees                                                          227
    Distribution fees - Class R                                           11,954
    Miscellaneous                                                          1,047
--------------------------------------------------------------------------------
       Total expenses                                                    228,914
    Less fees waived                                                     (53,250)
--------------------------------------------------------------------------------
       Net expenses                                                      175,664
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (31,395)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                    (553,376)
    Net change in unrealized appreciation                                848,524
--------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments               295,148
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $         263,753
================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
       Net investment loss                                     $         (31,395)
       Net realized loss on investments                                 (553,376)
       Net change in unrealized appreciation                             848,524
--------------------------------------------------------------------------------
          Net increase resulting from operations                         263,753
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
       Proceeds from sale of shares
          Class N                                                     44,636,671
          Class R                                                     13,565,852
       Cost of shares redeemed
          Class N                                                     (5,380,731)
          Class R                                                     (1,057,981)
--------------------------------------------------------------------------------
          Net increase (decrease) from Fund share transactions        51,763,811
--------------------------------------------------------------------------------
          Net increase in net assets                                  52,027,564
NET ASSETS:
       Beginning of period                                                     0
--------------------------------------------------------------------------------
       End of period *                                         $      52,027,564
================================================================================

Number of Fund shares:
          Sold
             Class N                                                   4,236,848
             Class R                                                   1,277,545
          Redeemed
             Class N                                                    (519,180)
             Class R                                                    (100,909)
---------------------------------------------------------------------------------
             Net increase                                              4,894,304
          Outstanding at beginning of period                                   0
---------------------------------------------------------------------------------
          Outstanding at end of period                                 4,894,304
=================================================================================

* Including undistributed net investment income (loss) of $0.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - LARGE CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                             CLASS N                              CLASS R
                                                 FOR THE PERIOD OCTOBER 31, 2003      FOR THE PERIOD OCTOBER 31, 2003
                                                   (COMMENCEMENT OF INVESTMENT          (COMMENCEMENT OF INVESTMENT
                                                         OPERATIONS) TO                        OPERATIONS) TO
                                                         JUNE 30, 2004                         JUNE 30, 2004
PER SHARE DATA
    Net asset value,
        beginning of period                                       $        10.00                         $      10.00
---------------------------------------------------------------------------------------------------------------------

    Income (loss) from
        investment operations:
            Net investment income*                                         (0.01)                               (0.08)
            Net realized and
                unrealized gain (loss)                                      0.64                                 0.70
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                        0.63                                 0.62
---------------------------------------------------------------------------------------------------------------------

    Net asset value, end of period                                $        10.63                         $      10.62
=====================================================================================================================

TOTAL RETURN                                                                6.30%                                6.20%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period ('000's)                            $       39,532                         $     12,495
    Ratios to average net assets:
        Expenses after waivers
            and reimbursements                                              0.84%**                              1.09%**
        Expenses before waivers
            and reimbursements                                              1.13%**                              1.29%**
        Net investment income after waivers
            and reimbursements                                             (0.09%)**                            (0.34%)**

    Portfolio turnover rate                                                  6.7%                                 6.7%

* Based on average daily shares outstanding.
** Annualized

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION:

      Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

      Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2 , Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

      On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

      Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Growth Fund (the "Fund").

      SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

      Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

      Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

      Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      SECURITIES LENDING

      Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

      USE OF ESTIMATES IN FINANCIAL STATEMENTS

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      RISKS AND UNCERTAINTIES

      The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

      SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

      Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

      Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

      FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004, there were no outstanding futures contracts.

      OPTIONS

      An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, there were no outstanding options.

      INDEMNIFICATION

      Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.    MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS:

      The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee which is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets.

      The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

      One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to shareholder accounting and state registration services is paid by the Fund and is included in the transfer agent fees expense categories of the financial statements. For the year ended June 30, 2004 the Adviser earned $96,920 and $2,500 for transfer agent fees before waiving $53,250.

      The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for Class N shares for the fiscal year and 1.09% of the value of its average net assets for Class R shares for the fiscal year.

      From time to time, the Adviser may make short-term investments in the Fund in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                                   FISCAL YEAR
                                                                      2004
                                                                   -----------
                       Purchases
                          Class N                                  $   666,579
                          Class R                                       10,000
                       Redemptions
                          Class N                                  $   671,428
                          Class R                                       10,220
                       Net Realized Gain/(Loss) on Redemptions
                          Class N                                  $     4,849
                          Class R                                          220

      On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

      BOARD OF DIRECTORS COMPENSATION

      Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Large-Cap Growth Fund is disclosed in the Statement of Operations.

4.    DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

      Forum Fund Services, Inc. acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the Fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the period ended June 30, 2004 distribution fees of $11,954 were accrued to Large-Cap Growth Class R shareholders.

5.    SERVICE PROVIDERS:

      The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc. as of November 3, 2003, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services.

      The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

      The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

      The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES:

      Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $53,597,251 and $1,939,951, respectively, for the period October 31, 2003 (commencement of investment operations) to June 30, 2004.

7.    FEDERAL INCOME TAXES:

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

      The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

              Aggregate unrealized gain                          $   3,429,651
              Aggregate unrealized loss                             (2,581,127)
              Net gain (loss)                                          848,524
              Cost of investments                                   51,235,257
              Post October 31, 2003 Capital Loss Deferral              553,376

      The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the components of net assets.

              Components of net assets
                    Ordinary income                              $           0
                    Accumulated capital gains (losses)                (553,376)
                    Unrealized appreciation(depreciation)              848,524

      Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital. Net investment losses of $31,395 were reclassified to paid-in capital for the year ended June 30, 2004. Net assets were unaffected by the reclassifications.

8.    BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

      The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

9.    SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

      On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Growth Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP GROWTH FUND
                                OTHER INFORMATION


OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                     POSITION(S)  TERM OF
                     HELD WITH    OFFICE AND                                            # OF BRIDGEWAY
                     BRIDGEWAY    LENGTH OF         PRINCIPAL OCCUPATION(S) DURING      FUNDS OVERSEEN  OTHER DIRECTORSHIPS HELD
NAME AND AGE         FUNDS        TIME SERVED       PAST FIVE YEARS                     BY DIRECTOR     BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell    Director     Term:             Senior Pastor of Windsor            Eleven          Continental Airlines, Inc.,
Age 51                            1 Year            Village United Methodist                            JP Morgan Chase
                                  Length:           Church, since 1982                                  Advisory Board,
                                  3 Years                                                               American Church
                                                                                                        Mortgage Company,
                                                                                                        Reliant Resources, Inc.
                                                                                                        [energy & electricity
                                                                                                        services].

Karen S.             Director     Term:             Principal, Karen S. Gerstner &      Eleven          None
Gerstner                          1 Year            Associates, P.C., 2003 to
Age 49                            Length:           present. Attorney and Partner,
                                  10 Years          Davis Ridout, Jones and
                                                    Gerstner LLP, 1/1999 to 2003.

Miles Douglas        Director     Term:             Partner, 10/1998 to present         Eleven          Calvert Large-Cap Growth
Harper, III(1)                    1 Year            Gainer, Donnelly, Desroches, LLP                    Fund(3)
Age 42                            Length:                                                               (1 Portfolio)
                                  10 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                     POSITIONS                                                          NUMBER OF
                     HELD WITH    TERM OF OFFICE                                        BRIDGEWAY
                     BRIDGEWAY    AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING      FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE         FUNDS        TIME SERVED       PAST FIVE YEARS                     BY DIRECTOR     HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
John N. R.           President    Term:             President, Bridgeway                Eleven          None
Montgomery(2)        and          1 Year            Funds, 11/1993 - Present.
Age 49               Director     Length:           President, Bridgeway Capital
                                  11 Years          Management, Inc., 7/1993-present.

Michael D. Mulcahy   Director     Term: 1 year      Director and Staff Member,          Eleven          None
Age 40                            Length:           Bridgeway Capital Management,
                                  10/01/2003 to     Inc., 12/2002 - present. Vice
                                  present           President, Hewlett Packard,
                                                    1/2001-12/20002. Executive Vice
                                                    President, Artios, Inc. [Internet
                                                    Co.], 10/1998 - 1/2001.

Joanna Barnhill      Secretary    Term: 1 year      Staff Member, Bridgeway Capital     N/A             N/A
Age 54                            Length:           Management, Inc. since 1993
                                  11/22/1993 to
                                  present

Linda G. Giuffre     Treasurer/   Term: 1 year      Staff member, Bridgeway Capital     N/A             N/A
Age 42               CCO          Length:           Management, Inc., 5/04 to present.
                                  05/14/2004 to     Vice President - Compliance,
                                  present           Capstone Asset Management
                                                    Company, 1998 - 2004.

(1)  Chairman of the Audit Committee.
(2)  Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Large-Cap Value Shareholder,

Our Fund was down 1.77% for the June 2004 quarter, compared to a 0.88% gain for our primary market benchmark, the Russell 1000 Value Index, and a 1.05% return of our peer benchmark, the Lipper Large-Cap Value Index. It was a mediocre to poor quarter.

For the eight months since inception the Fund was up 11.10%, compared to an 11.84% return for the Russell 1000 Value Index, and a 11.19% return of the Lipper Large-Cap Value Index.

The table below presents our cumulative performance for the June quarter and since inception:

                                                       JUNE QTR.          LIFE-TO-DATE
                                                        4/1/04              10/31/03
                                                       TO 6/30/04          TO 6/30/04
                                                       ----------         ------------
         Large-Cap Value Fund-Class N
            Return Before Taxes                          -1.77%               11.10%
            Return After Taxes on Distributions              -                    -
            Return After Taxes on Distributions
               And Sale of Fund Shares(1)                    -                 7.21%
         Large-Cap Value Fund-Class R
            Return Before Taxes                          -1.86%               10.90%
            Return After Taxes on Distributions              -                    -
            Return After Taxes on Distributions
               And Sale of Fund Shares(1)                    -                 7.09%
         Russell 1000 Value Index                         0.88%               11.84%
         Lipper Large-Cap Value Index                     1.05%               11.19%

         PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISITING THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

         THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE LIPPER LARGE-CAP VALUE INDEX IS AN INDEX OF LARGE-COMPANY, VALUE-ORIENTED FUNDS COMPILED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

         (1)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS. PERFORMANCE PERIODS FOR THIS REPORT ARE LESS THAN ONE YEAR.

        GROWTH OF $10,000 INVESTED IN LARGE-CAP VALUE FUND AND INDEXES
                      FROM 10/31/03 (INCEPTION) TO 6/30/04

                                         10/31/03    12/31/03    3/31/04      6/30/04
                                         --------    --------    -------      -------
Large Cap Value Class N                  $10,000     $10,740     $11,310      $11,110
Large Cap Value Class R                  $10,000     $10,740     $11,300      $11,090
Lipper Large-Cap Value Index             $10,000     $10,744     $11,003      $11,119
Russell 1000 Value Index                 $10,000     $10,760     $11,086      $11,184

DISCUSSION OF FISCAL YEAR 2004 PERFORMANCE:

In the midst of recovery from the worst and most extended bear market since before World War II, stocks in all corners of the "style box" recovered very nicely in Fiscal Year 2004 from inception (October 31, 2003) until year end (June 30, 2004). Large-cap value stocks tend to provide some "cushion" relative to the rest of the market in a downturn but recover more slowly in the turnaround. Based on the Russell large/small and value/growth indexes, large stocks did in fact recover more slowly than small stocks, but surprisingly, value stocks (those which are cheap based on certain financial measures) did better than growth oriented ones (those with above average prospects for economic growth). In this environment, our Large-Cap Value Fund (N shares) returned 11.10% versus a slightly higher 11.84% return of the Russell 1000 Value Index. The recovery was broad based, and our best performers came from each sector of the economy. Standouts were Cavco Industries (up 57.2%), a homebuilder, and Tyson Foods (up 49.3). Dragging down performance during the year were several telecommunications stocks, notably AT&T (down 24.0%).

BEST AND WORST:

TRANSLATION: Generally speaking, it was a lackluster quarter for stocks, both growth and value. However, our strong exposure to Telecommunications and Financial stocks was a definite drag. This was not a good quarter for Bridgeway's quantitative models across most of our funds. Six of our stocks appreciated more than 15%:

          RANK     DESCRIPTION                       INDUSTRY                           % GAIN
          ----     -----------                       --------                           ------
             1     Amerada Hess Corp                 Oil&Gas                            21.3%
             2     Zimmer Holdings Inc               Healthcare-Products                19.5%
             3     Eagle Materials Inc               Building Materials                 18.6%
             4     Corning Inc                       Telecommunications                 16.8%
             5     Tyson Foods In                    Food                               16.1%
             6     Ford Motor Co                     Auto Manufacturers                 15.3%

The top performing stock for the quarter, Amerada Hess Corporation, is an integrated oil exploration and refining company. Amerada Hess' stock price has risen over the past six months, with increasing oil prices and continuing concerns about the world's oil supply. We first purchased the stock last fall, and our entire position appreciated 21.3% for the quarter. Five stocks declined more than 15%:

          RANK     DESCRIPTION                       INDUSTRY                         % LOSS
          ----     -----------                       --------                         ------
             1     AT&T Corp                         Telecommunications               -24.9%
             2     DR Horton Inc                     Home Builders                    -19.8%
             3     Lennar Corp                       Home Builders                    -17.2%
             4     E*TRADE Group Inc                 Retail                           -16.4%
             5     Centex Corp                       Home Builders                    -15.4%

The worst performing stock over the last three months was AT&T Corporation, a universally recognized telecommunications company. AT&T has been battered in recent months over concerns about its business prospects. Late in June, the company reduced its 2004 profit and revenue forecasts, citing declining business sales and lower rates for consumer phone rates. The stock closed down 9.7% the next day. Our position in AT&T declined 24.9% in value for the quarter.

TOP TEN HOLDINGS

At quarter end, Financials comprised our largest sector representation at 26.9% of net assets, followed by Consumer Cyclicals at 14.6% and Communications at 13.3%. Our top ten holdings represented 24.8% of total net assets, indicating much stronger diversification than Bridgeway's more aggressively managed Aggressive Investors funds. Our top ten holdings represented seven different industries at the end of June:

                                                                                       PERCENT OF
   RANK         DESCRIPTION                            INDUSTRY                        NET ASSETS
   ----         -----------                            --------                        ----------
      1         ChevronTexaco Corp                     Oil & Gas                            3.0%
      2         Ford Motor Co                          Auto Manufacturers                   2.7%
      3         Berkshire Hathaway Inc                 Insurance                            2.6%
      4         Coca-Cola Enterprises Inc              Beverages                            2.6%
      5         Agilent Technologies Inc               Electronics                          2.5%
      6         Textron Inc                            Miscellaneous Manufacturers          2.4%
      7         Juniper Networks Inc                   Telecommunications                   2.3%
      8         American International Group Inc       Insurance                            2.3%
      9         Duke Energy Corp                       Electric                             2.2%
      10        Goldman Sachs Group Inc                Diversified Financial Svcs           2.2%
                                                                                           ----
                                                                                           24.8%

A CONCERNED SHAREHOLDER

TRANSLATION: While it may be tempting to try to limit losses in an individual stock by simply selling when it drops a certain percentage, our research does not indicate this is a successful way to improve returns with our quantitative models.

I recently received a letter from a shareholder who was extremely disturbed to learn of six fund holdings that dropped an average of almost 30%. Every once in a while I get such a reaction from a shareholder who doesn't understand why we don't just set "stop loss orders" (market orders to sell below a certain price), or similarly sell stocks that have dropped a certain amount (say, 20% down from where we bought them) in order to minimize losses in individual stocks. Actually, I have studied this strategy and have yet to use it in combination with a Bridgeway model; which is to say, so far, on average I think it's a good way to destroy value, especially in a fund of more volatile stocks. Sure, it would have been nice to identify such a stock before it dropped, say 20%, but once it has, the only relevant question is, "Is it then more likely to go up or go down?" Unless you can answer that question, there's no way to profit from the information. From the standpoint of measures of valuation, you'd prefer to buy (or continue to hold) a stock when it's cheaper, not stay away from all cheaper stocks (or sell ones you happen to have owned before they got cheaper). For some of our models, if a stock goes down 30%, the model just likes it better (although that is not true with all of our models). The nice thing with our models is that they take the emotion of having previously "lost money" out of the equation of what the best decision is currently. In the language of engineering, a previous decline is a "sunk cost;" it has nothing to do with the current decision (unless one can show statistically that it does).

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We have just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. Also according to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

TAX EFFICIENCY

TRANSLATION: In tandem with our drive to keep turnover and transaction costs low in this Fund, we work hard to keep the Fund's tax efficiency very high.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 and 2, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds, and especially this one.

SHAREHOLDER QUESTION:  QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:
       Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a share of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS LARGE-CAP VALUE FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. The Large-Cap Value Fund does not have a full-year track record. Its total management fee of 0.50% as of March 31, 2004 is significantly less than the average for large-cap value funds of 0.69%, in spite of our Fund's small size. Its overall expense ratio is capped by contract at 0.84% (1.09% for "R" shares) and is much lower than the 1.34% average for industry peers. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR.(08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                              LARGE CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
Common Stock - 100.5%
   Aerospace/Defense - 1.5%
              Northrop Grumman Corp                                         6,800   $     365,150

   Apparel - 0.7%
              Jones Apparel Group Inc                                       2,200          86,856

   Auto Manufacturers - 4.6%
              Ford Motor Co                                                41,500         649,475
              General Motors Corp                                           9,540         444,469
                                                                                    -------------
                                                                                        1,093,944

   Banks - 4.4%
              Bank of America Corp                                          4,504         381,129
              KeyCorp                                                      13,000         388,570
              State Street Corp                                             5,900         289,336
                                                                                    -------------
                                                                                        1,059,035

   Beverages - 2.6%
              Coca Cola Enterprises Inc                                    20,980         608,211

   Building Materials Inc - 1.4%
              Eagle Materials Inc                                             133           9,446
              Eagle Materials Inc - Class B                                   450          31,163
              Vulcan Materials Co                                           6,300         299,565
                                                                                    -------------
                                                                                          340,174

   Commercial Services - 2.0%
              Cendant Corp                                                 19,630         480,543

   Computers - 0.1%
              NCR Corp*                                                       300          14,877

   Diversified Financial Services - 13.6%
              Bear Stearns Companies Inc                                    4,534         382,262
              Citigroup Inc                                                10,040         466,860
              Countrywide Financial Corp                                    3,889         273,203
              E*TRADE Group Inc*                                           39,600         441,540
              FHLMC                                                         2,500         158,250
              Goldman Sachs Group Inc                                       5,600         527,296
              JP Morgan Chase & Co                                         10,850         420,655
              Lehman Brothers Holdings Inc                                  2,070         155,768
              Merrill Lynch & Co Inc                                        1,414          76,328
              Morgan Stanley                                                6,200         327,174
                                                                                    -------------
                                                                                        3,229,336

   Electric - 4.1%
              Duke Energy Corp                                             26,100         529,569
              Edison International                                          3,500          89,495
              Southern Co                                                  15,050         438,708
                                                                                    -------------
                                                                                        1,057,772

   Electronics - 2.8%
              Agilent Technologies Inc*                                    20,400         597,312
              Parker Hannifin Corp                                          1,000          59,460
                                                                                    -------------
                                                                                          656,772

   Food - 2.8%
              Archer-Daniels-Midland Co                                    26,354         442,221
              Tyson Foods Inc                                              10,420         218,299
                                                                                    -------------
                                                                                          660,520

   Forest Products & Paper - 0.3%
              Georgia-Pacific Corp                                          2,100          77,658

   Gas - 1.6%
              KeySpan Corp                                                 10,000         367,000
              Sempra Energy                                                   100           3,443
                                                                                    -------------
                                                                                          370,443

   Health Care - Products - 1.9%
              Zimmer Holdings Inc*                                          5,000   $     441,000

   Healthcare - Services - 2.9%
              Aetna Inc                                                     5,650         480,250
              WellPoint Health Networks Inc*                                1,900         212,819
                                                                                    -------------
                                                                                          693,069

   Home Builders - 5.9%
              Centex Corp                                                   7,840         358,680
              DR Horton Inc                                                12,720         361,248
              Lennar Corp                                                   8,260         369,388
              Pulte Homes Inc                                               6,260         325,708
                                                                                    -------------
                                                                                        1,415,024

   Insurance - 8.1%
              Allstate Corp                                                 3,760         175,028
              American International Group Inc                              7,700         548,856
              Berkshire Hathaway Inc*                                         210         620,550
              Cigna Corp                                                      700          48,167
              Fidelity National Financial Inc                               8,502         317,465
              Safeco Corp                                                   5,264         231,616
                                                                                    -------------
                                                                                        1,941,682

   Internet - 0.0%
              Amazon.Com Inc*                                                 120           6,528

   Media - 3.3%
              Liberty Media Corp*                                          29,400         264,306
              Liberty Media International*                                  1,470          54,537
              Time Warner Inc*                                             26,900         472,902
                                                                                    -------------
                                                                                          791,745

   Mining - 3.4%
              Alcoa Inc                                                     9,700         320,391
              Phelps Dodge Corp*                                            6,200         480,562
                                                                                    -------------
                                                                                          800,953

   Miscellaneous Manufacturing - 4.2%
              Eastman Kodak Co                                             13,600         366,928
              Eaton Corp                                                    1,000          64,740
              Textron Inc                                                   9,700         575,695
                                                                                    -------------
                                                                                        1,007,363

   Office/Business Equipment - 0.0%
              Xerox Corp*                                                     300           4,350

   Oil & Gas - 8.4%
              Amerada Hess Corp                                             4,780         378,529
              ChevronTexaco Corp                                            7,500         705,825
              ConocoPhillips                                                5,800         442,482
              Occidental Petroleum Corp                                     9,600         464,736
                                                                                    -------------
                                                                                        1,991,572

   Pharmaceuticals - 1.0%
              Bristol-Myers Squibb Co                                         400           9,800
              Medco Health Solutions Inc*                                   6,000         225,000
                                                                                    -------------
                                                                                          234,800

   Retail - 2.1%
              Autonation Inc*                                              23,850         407,835
              CVS Corp                                                      1,040          43,701
              Federated Department Stores                                   1,000          49,100
                                                                                    -------------
                                                                                          500,636

   Savings and Loans - 0.7%
              Golden West Financial Corp                                    1,600         170,160

   Semiconductors - 4.0%
              Advanced Micro Devices Inc*                                  22,900         364,110
              Analog Devices Inc                                            7,600         357,808
              KLA-Tencor Corp*                                               4600         227,148
                                                                                    -------------
                                                                                          949,066

   INDUSTRY   COMPANY                                                      SHARES           VALUE
   --------   -------                                                      ------           -----
   Telecommunications - 9.9%
              AT&T Corp                                                    26,700   $     390,621
              Corning Inc*                                                 22,600         295,156
              Juniper Networks Inc*                                        22,775         559,582
              Lucent Technologies Inc*                                    107,300         405,594
              SBC Communications Inc                                        8,400         203,700
              Verizon Communications Inc                                   14,030         507,746
                                                                                    -------------
                                                                                        2,362,399

   Toys/Games/Hobbies - 1.6%
              Hasbro Inc                                                   20,320         386,080

   Transportation - 0.2%
              Norfolk Southern Corp                                         2,150          57,018
                                                                                    -------------

   Total Common Stock (Identified Cost $23,354,631)                                 $  23,854,736

   Short-term Investments - 0.6%
   Money Market Funds - 0.6%
              Firstar US Treasury Money Market
                Fund Institutional                                        146,800         146,800

   Total Short-term Investments (Identified Cost $146,800)                                146,800
                                                                                    -------------

   Total Investments - 101.1% (Identified Cost $23,501,431)**                       $  24,001,536

   Other Assets and Liabilities, net - (1.1)%                                            (173,572)
                                                                                    -------------

   Total Net Assets - 100.0%                                                        $  23,827,964
                                                                                    =============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See note 7 for tax cost figures.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - LARGE CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
     Investments at value (cost - $23,501,431)                                     $  24,001,536
     Receivable for fund shares sold                                                      59,631
     Receivable for portfolio securities sold                                             27,703
     Receivable for dividends                                                             19,893
     Receivable from advisor                                                              42,778
------------------------------------------------------------------------------------------------
         Total assets                                                                 24,151,541
------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for portfolio securities purchased                                          275,540
     Accrued expenses                                                                     48,037
------------------------------------------------------------------------------------------------
         Total liabilities                                                               323,577
------------------------------------------------------------------------------------------------
     NET ASSETS                                                                    $  23,827,964
================================================================================================

NET ASSETS REPRESENT:
     Paid-in capital                                                               $  23,265,811
     Undistributed net investment income                                                  85,674
     Undistributed net realized loss                                                     (23,626)
     Net unrealized appreciation of investments                                          500,105
------------------------------------------------------------------------------------------------
     NET ASSETS                                                                    $  23,827,964
================================================================================================

NET ASSET VALUE PER SHARE
Net assets
     Class N                                                                       $  20,597,943
     Class R                                                                       $   3,230,021

Shares of beneficial interest outstanding
     Class N                                                                           1,854,111
     Class R                                                                             291,222

Net asset value and redemption price per share
     Class N                                                                       $       11.11
     Class R                                                                       $       11.09

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INVESTMENT INCOME:
     Dividends                                                                     $     175,677
------------------------------------------------------------------------------------------------
         Total income                                                                    175,677

EXPENSES:
     Management fees                                                                      51,661
     Accounting fees                                                                      36,994
     Transfer agent fees
         Bridgeway Capital Management, Inc.                                                2,500
         Citigroup Fund Services, Inc.                                                    25,400
     Audit fees                                                                           27,272
     Custody                                                                               6,816
     Insurance                                                                               227
     Legal                                                                                   257
     Registration fees                                                                     5,082
     Directors' fees                                                                         227
     Distribution fees - Class R                                                           3,227
     Miscellaneous                                                                         1,345
------------------------------------------------------------------------------------------------
         Total expenses                                                                  161,008
     Less management fees waived                                                         (71,005)
------------------------------------------------------------------------------------------------
         Net expenses                                                                     90,003
------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                     85,674
------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                                    (23,626)
     Net change in unrealized appreciation                                               500,105
------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                              476,479
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $     562,153
================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
      For the period October 31, 2003 (commencement date) to June 30, 2004

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
       Net investment income                                                       $      85,674
       Net realized loss on investments                                                  (23,626)
       Net change in unrealized appreciation                                             500,105
------------------------------------------------------------------------------------------------
         Net increase resulting from operations                                          562,153
------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS:
       Proceeds from sale of shares
         Class N                                                                      25,134,529
         Class R                                                                       3,617,947
       Cost of shares redeemed
         Class N                                                                      (5,075,457)
         Class R                                                                        (411,208)
------------------------------------------------------------------------------------------------
         Net increase from Fund share transactions                                    23,265,811
------------------------------------------------------------------------------------------------
         Net increase in net assets                                                   23,827,964
NET ASSETS:
       Beginning of period                                                                     0
------------------------------------------------------------------------------------------------
       End of period *                                                             $  23,827,964
================================================================================================

Number of Fund shares:
       Sold
         Class N                                                                       2,323,344
         Class R                                                                         328,292
       Redeemed
         Class N                                                                        (469,233)
         Class R                                                                         (37,070)
------------------------------------------------------------------------------------------------
         Net increase                                                                  2,145,333
       Outstanding at beginning of period                                                      0
------------------------------------------------------------------------------------------------
       Outstanding at end of period                                                    2,145,333
================================================================================================

* Including undistributed net investment income (loss) of $85,674.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                  BRIDGEWAY FUNDS, INC. - LARGE CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                  CLASS N                               CLASS R
                                                      FOR THE PERIOD OCTOBER 31, 2003       FOR THE PERIOD OCTOBER 31, 2003
                                                       (COMMENCEMENT OF INVESTMENT            (COMMENCEMENT OF INVESTMENT
                                                              OPERATIONS) TO                         OPERATIONS) TO
                                                              JUNE 30, 2004                          JUNE 30, 2004
PER SHARE DATA
    Net asset value,
        beginning of period                                             $       10.00                         $       10.00
---------------------------------------------------------------------------------------------------------------------------

    Income (loss) from
        investment operations:
            Net investment income*                                               0.03                                  0.01
            Net realized and
                unrealized gain (loss)                                           1.08                                  1.08
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                             1.11                                  1.09
---------------------------------------------------------------------------------------------------------------------------

    Less distributions to shareholders:
        Net investment income                                                    0.00                                  0.00
        Net realized gains                                                       0.00                                  0.00
---------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                          0.00                                  0.00
---------------------------------------------------------------------------------------------------------------------------

    Net asset value, end of period                                      $       11.11                         $       11.09
===========================================================================================================================

TOTAL RETURN                                                                    11.10%                                10.90%

RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period ('000's)                                  $      20,598                         $       3,230
    Ratios to average net assets:
        Expenses after waivers
            and reimbursements                                                   0.84%**                               1.09%**
        Expenses before waivers
            and reimbursements                                                   1.52%**                               1.74%**
        Net investment income after waivers
            and reimbursements                                                   0.86%**                               0.55%**

    Portfolio turnover rate                                                     11.30%                                11.30%

* Based on average daily shares outstanding.
** Annualized

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION:

      Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 per share.

      Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2 , Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

      On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

      Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed in the preparation of financial statements of the Large-Cap Value Fund (the "Fund").

      SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

      Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

      Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost that approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

      Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

      When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      SECURITIES LENDING

      Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

      USE OF ESTIMATES IN FINANCIAL STATEMENTS

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      RISKS AND UNCERTAINTIES

      The Fund provides for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

      SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

      Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Fees provided for under the Rule 12b-1 plan of a particular class of the fund are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

      Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

      FUTURES CONTRACTS

      A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004 there were no outstanding futures contracts.

      OPTIONS

      An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Schedule of Investments as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, there were no outstanding options.

      INDEMNIFICATION

      Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.    MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS:

      The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is comprised of a Base Fee and a Performance adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund's average daily net assets. The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (hereinafter "Index") over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

      One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to shareholder accounting and state registration services is paid by the Fund and is included in the transfer agent fees expense categories of the financial statements. For the year ended June 30, 2004, the Adviser earned $51,661 and $2,500 for transfer agent fees.

      The Adviser has agreed to reimburse the Fund for operating expenses and management fees above 0.84% of the value of its average net assets for Class N shares for the fiscal year and 1.09% of the value of its average net assets for Class R shares for the fiscal year.

      From time to time, the Adviser may make short-term investments in funds in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                                           FISCAL YEAR
                                                                              2004
                                                                           -----------
                        Purchases
                          Class N                                           $ 657,588
                          Class R                                              10,000
                        Redemptions
                          Class N                                           $ 558,444
                          Class R                                                   0
                        Net Realized Gain/(Loss) on Redemptions
                          Class N                                           $  22,338
                          Class R                                                   0

      On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

      BOARD OF DIRECTORS COMPENSATION

      Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Large-Cap Value Fund is disclosed in the Statement of Operations.

4.    DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

      Forum Fund Services, Inc. acts as distributor of the Fund's shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Fund's Class N shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996. On October 22, 2003, shareholders of the seven investment portfolios of the Fund then existing approved an amendment to the Rule 12b-1 plan to permit the creation of a second class of shares, Class R, that would pay distribution and service fees to the distributor up to 0.25% of average daily net assets. Class R shares were subsequently created for the new Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and the Large-Cap Value Fund. During the period ended June 30, 2004 distribution fees of $3,227 were accrued to Large-Cap Value Class R shareholders.

5.    SERVICE PROVIDERS:

      The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc. as of November 3, 2003, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services.

      The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

      The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

      The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

6.    PURCHASES AND SALES OF INVESTMENT SECURITIES:

      Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $24,991,120 and $1,734,923, respectively, for the period October 31, 2003 (commencement of investment operations) to June 30, 2004.

7.    FEDERAL INCOME TAXES:

      The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

      The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

              Aggregate unrealized gain                                    $  1,300,472
              Aggregate unrealized loss                                        (807,588)
              Net gain (loss)                                                   492,884
              Cost of investments                                            23,508,652
              Post October 31, 2003 Capital Loss Deferral                        16,405

      The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the components of net assets.

              Components of net assets
                 Ordinary income                                           $     85,867
                 Accumulated capital gains (losses)                             (16,405)
                 Unrealized appreciation(depreciation)                          492,884

      Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. No such reclassifications to paid-in capital were made for the year ended June 30, 2004.

8.    BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

      The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

9.    SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

      On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Cap Value Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 2003 (commencement date) through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                              LARGE-CAP VALUE FUND
                                OTHER INFORMATION

OFFICERS AND DIRECTORS

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                    POSITION(S)   TERM OF
                    HELD WITH     OFFICE AND                                    # OF BRIDGEWAY
                    BRIDGEWAY     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING  FUNDS OVERSEEN    OTHER DIRECTORSHIPS HELD
NAME AND AGE        FUNDS         TIME SERVED   PAST FIVE YEARS                 BY DIRECTOR       BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell   Director      Term:         Senior Pastor of Windsor        Eleven            Continental Airlines, Inc.,
Age 51                            1 Year        Village United Methodist                          JP Morgan Chase
                                  Length:       Church, since 1982                                Advisory Board,
                                  3 Years                                                         American Church
                                                                                                  Mortgage Company,
                                                                                                  Reliant Resources,
                                                                                                  Inc. [energy &
                                                                                                  electricity
                                                                                                  services].

Karen S. Gerstner   Director      Term:         Principal, Karen S.             Eleven            None
Age 49                            1 Year        Gerstner & Associates,
                                  Length:       P.C., 2003 to present.
                                  10 Years      Attorney and Partner,
                                                Davis Ridout, Jones and
                                                Gerstner LLP, 1/1999 to
                                                2003.

Miles Douglas       Director      Term:         Partner, 10/1998 to             Eleven            Calvert Large-Cap
Harper, III(1)                    1 Year        present Gainer, Donnelly,                         Growth Fund(3)
Age 42                            Length:       Desroches, LLP                                    (1 Portfolio)
                                  10 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                    POSITIONS                                                       NUMBER OF
                    HELD WITH     TERM OF OFFICE                                    BRIDGEWAY
                    BRIDGEWAY     AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING    FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS         TIME SERVED     PAST FIVE YEARS                   BY DIRECTOR     HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
John N. R.          President     Term:           President, Bridgeway Funds,       Eleven          None
Montgomery(2)       and           1 Year          11/1993 - Present.
Age 49              Director      Length:         President, Bridgeway Capital
                                  11 Years        Management, Inc., 7/1993-present.

Michael D. Mulcahy  Director      Term: 1 year    Director and Staff Member,        Eleven          None
Age 40                            Length:         Bridgeway Capital Management,
                                  10/01/2003 to   Inc., 12/2002  - present. Vice
                                  present         President, Hewlett Packard,
                                                  1/2001-12/20002. Executive
                                                  Vice President, Artios,
                                                  Inc. [Internet Co.],
                                                  10/1998 - 1/2001.

Joanna Barnhill     Secretary     Term: 1 year    Staff Member, Bridgeway           N/A             N/A
Age 54                            Length:         Capital Management, Inc.
                                  11/22/1993 to   since 1993
                                  present

Linda G. Giuffre    Treasurer/    Term: 1 year    Staff member, Bridgeway Capital   N/A             N/A
Age 42              CCO           Length:         Capital Management, Inc., 5/04
                                  05/14/2004 to   to present. Vice President
                                  present         - Compliance, Capstone Asset
                                                  Management Company, 1998 - 2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Blue Chip 35 Index Fund Shareholder,

The Fund was up 0.72% for the six-month period from January to June 2004, compared to a 3.44% increase of our primary benchmark, the S&P 500 Index and 3.03% for our peer group, the Lipper Growth and Income Fund Index. Over the last couple of years, we have worked harder to keep our Fund holdings more tightly matching the stock proportions in Bridgeway Ultra-Large 35 Index in order to more closely target the Index returns. We have enjoyed significant success in this regard in the last year, as both the Fund and the Index returned 15.20%. Based on our investment objective, I am pleased with this return, although I still don't like underperforming the more popular S&P 500 Index for the six-month period.

The table below presents our June semi-annual, one-year and average annual total return for five-year, and life-to-date financial results according to the formula required by the SEC.

                                                SIX-MONTH      1 YEAR      5 YEAR    LIFE-TO-DATE
                                                 1/1/04        7/1/03      7/1/99     7/31/97 TO
                                              TO 6/30/04(1)  TO 6/30/04  TO 6/30/04   TO 6/30/04
                                              -------------  ----------  ----------  ------------
     Blue Chip 35 Index Fund
      Return Before Taxes                         0.72%        15.20%      -1.30%       5.93%
      Return After Taxes on Distributions(2)                   14.97%      -1.71%       5.58%
      Return After Taxes on Distributions
       And Sale of Fund Shares(2)                              12.08%      -1.35%       4.93%
     S&P 500 Index                                3.44%        19.11%      -2.20%       4.13%
     Bridgeway Ultra-Large 35 Index               0.61%        15.20%      -0.67%       6.14%
     Lipper Growth and Income Funds               3.03%        18.62%       0.07%       3.85%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE BRIDGEWAY ULTRA-LARGE 35 INDEX IS AN INDEX COMPRISED OF VERY LARGE, "BLUE CHIP" U.S. STOCKS, EXCLUDING TOBACCO; IT IS COMPILED BY THE ADVISER OF THE FUND. THE LIPPER GROWTH AND INCOME FUNDS REFLECT THE AGGREGATE RECORD OF DOMESTIC GROWTH AND INCOME MUTUAL FUNDS AS REPORTED BY LIPPER, INC. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

     (1)PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.
     (2)AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT PLANS.

According to data from Lipper, Inc., for the period ended June 30, 2004 our Fund ranked 1007th of 1,235 growth and income funds over the last year, and 454th of 792 over the last five years and 120th of 558 since inception. Going forward, we will be changing our primary peer benchmark to Lipper's Large Cap Blend Fund Index and the Large Cap Blend Fund category. We feel this is a more narrowly defined peer group and one that more closely matches the category of stocks we invest in. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns. The last five year period has been one of dramatic dominance by smaller companies, and it is not surprising to me that our focus on the very largest U.S. companies has held the Fund back some in this period.

Most remarkable among the performance numbers above is the fact that our Fund has outperformed the S&P 500 over the last five years, a period in which the Russell 2000 Index of small companies has outperformed the S&P 500 Index of large companies by 8.8% per year. Since our Fund's market capitalization (company size) is about twice that of the S&P 500, one would probably expect our performance to lag in an environment where smaller stocks dominated.

The graph below presents the growth of $10,000 invested in the Fund and each of three benchmarks since inception on July 31, 1997.

[CHART]

        GROWTH OF $10,000 INVESTED IN BLUE CHIP 35 INDEX FUND AND INDEXES
                       FROM 7/31/97 (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                                8/5/1994   9/30/1994   12/30/1994   3/31/1995   6/30/1995  9/30/1995  12/28/1995

UL 35 INDEX PORTFOLIO (QUARTERLY)
UL 35 INDEX PORTFOLIO
S&P 500 INDEX (START 07/31/97)
ULTRA-LARGE 35 INDEX
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)
PORTFOLIO QTR
 INDEX QTR
 QTR DIFFERENCE

                                                3/29/1996   6/28/1996   9/30/1996   12/31/1996   3/31/1997   6/30/1997   9/30/1997

                                                                                                             7/31/1997   9/30/1997
UL 35 INDEX PORTFOLIO (QUARTERLY)                                                                                0.00%      -1.40%
UL 35 INDEX PORTFOLIO                                                                                        10,000.00    9,860.00
S&P 500 INDEX (START 07/31/97)                                                                               10,000.00    9,956.76
ULTRA-LARGE 35 INDEX                                                                                         10,000.00    9,860.00
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)                                                                 10,000.00   10,111.42
PORTFOLIO QTR
 INDEX QTR
 QTR DIFFERENCE

                                                12/31/1997   3/31/1998   6/30/1998   9/30/1998  12/30/1998   3/31/1999  6/30/1999

                                                12/31/1997   3/31/1998   6/30/1998   9/30/1998  12/30/1998   3/31/1999  6/30/1999
UL 35 INDEX PORTFOLIO (QUARTERLY)                    1.42%      17.00%       4.27%      -9.02%      25.33%       8.82%        5.05%
UL 35 INDEX PORTFOLIO                            10,000.00   11,700.00   12,200.00   11,100.00   13,911.32   15,137.60    15,901.52
S&P 500 INDEX (START 07/31/97)                   10,241.61   11,667.16   12,051.25   10,854.73   13,162.52   13,817.48    14,789.82
ULTRA-LARGE 35 INDEX                             10,000.00   11,700.00   12,203.52   11,060.02   13,740.12   14,742.30    15,616.25
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)     10,209.91   11,373.94   11,395.79    9,974.93   11,596.42   11,842.09    12,940.56
PORTFOLIO QTR                                                             1.220352        1.11        1.37        1.47         1.56
 INDEX QTR
 QTR DIFFERENCE

                                                9/30/1999  12/31/1999   3/31/2000   6/30/2000    9/29/2000   12/29/2000   3/30/2001

                                                9/30/1999  12/31/1999   3/31/2000   6/30/2000    9/29/2000   12/29/2000   3/30/2001
UL 35 INDEX PORTFOLIO (QUARTERLY)                  -4.55%      19.47%       3.46%      -5.29%       -3.76%       -9.99%      -9.32%
UL 35 INDEX PORTFOLIO                           15,177.81   18,132.53   18,760.58   17,767.85    17,099.28    15,391.03   13,956.45
S&P 500 INDEX (START 07/31/97)                  13,868.06   15,931.52   16,296.89   15,863.96    15,710.17    14,480.92   12,764.14
ULTRA-LARGE 35 INDEX                            14,945.08   17,909.50   18,664.08   17,586.69    16,863.87    15,040.89   13,951.93
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)    11,905.38   12,971.81   13,190.20   12,859.27    13,237.94    13,022.98   11,999.10
PORTFOLIO QTR                                        1.49        1.79        1.87        1.76 9/29 ULI RESTATED
 INDEX QTR                                                               0.046272    0.000099
 QTR DIFFERENCE

                                                6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002   12/31/2002

                                                6/30/2001   9/30/2001   12/31/2001   3/31/2002   6/30/2002   9/30/2002   12/31/2002
UL 35 INDEX PORTFOLIO (QUARTERLY)                   6.17%     -12.45%        7.89%       0.15%     -12.28%     -15.35%      10.23%
UL 35 INDEX PORTFOLIO                           14,817.20   12,972.73    13,996.62   14,017.36   12,296.29   10,409.34   11,474.28
S&P 500 INDEX (START 07/31/97)                  13,511.17   11,528.31    12,760.25   12,795.39   11,081.14    9,166.60    9,940.09
ULTRA-LARGE 35 INDEX                            14,743.00   13,018.07    14,235.26   14,165.51   12,376.40   10,489.00   11,595.59
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)    12,650.47   10,998.33    12,056.37   12,265.35   11,017.33    9,204.38    9,898.91
PORTFOLIO QTR                                       6.17%     -12.45%        7.89%       0.15%     -12.28%     -15.35%      10.23%
 INDEX QTR                                          5.67%     -11.70%        9.35%      -0.49%     -12.63%     -15.25%      10.55%
 QTR DIFFERENCE                                     0.50%      -0.75%       -1.46%       0.64%       0.35%      -0.10%      -0.32%
                                                                                                                          Restated
                                                3/31/2003   6/30/2003   9/30/2003   12/31/2003   3/31/2004   6/30/2004
                                                      0.7%       -6.2%       -2.8%        -0.4%       -0.5%        1.9%
                                                3/31/2003   6/30/2003   9/30/2003   12/31/2003   3/31/2004   6/30/2004
UL 35 INDEX PORTFOLIO (QUARTERLY)
UL 35 INDEX PORTFOLIO                           11,137.42   12,926.99   13,095.42    14,786.41   14,701.55   14,892.48
S&P 500 INDEX (START 07/31/97)                   9,627.04   11,108.93   11,402.94    12,791.40   13,007.92   13,231.87
ULTRA-LARGE 35 INDEX                            11,265.12   13,105.84   13,289.32    15,006.30   14,887.75   15,097.67
LIPPER GROWTH & INCOME FUNDS (START 7/31/97)     9,488.34   10,945.36   11,207.91    12,601.89   12,890.28   12,983.42
PORTFOLIO QTR                                      -2.94%      16.07%       1.30%       12.91%      -0.57%       1.30%
 INDEX QTR                                         -2.85%      16.34%       1.40%       12.92%      -0.79%       1.41%
 QTR DIFFERENCE                                    -0.09%      -0.27%      -0.10%       -0.01%       0.22%      -0.11%

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Bridgeway Ultra-Large 35 Index                                       $    15,098

Bridgeway Blue Chip 35 Index Fund                                    $    14,892

S&P 500 Index                                                        $    13,232

Lipper Growth & Income Funds                                         $    12,983

EXPLANATION OF CALENDAR YEAR PERFORMANCE

As demonstrated by the following table, the smallest stocks were "where the action was" in Fiscal Year 2004 according to data from the Center for Research in Security Prices. The "CRSP 1" index of 172 very large companies (which includes our group of ultra-large companies) appreciated 16.0% during our Fiscal Year ending June 30. By contrast, the next sliver down in size (these are the next largest companies in rank order from $14.1 billion to $6.3 billion in size) appreciated nine percentage points more, a very large difference. Since the S&P 500 Index includes most all of the companies in both groups (including a number even smaller), it had a huge performance advantage during the fiscal year. In fact, the last five years has been dominated by smaller companies. Although CRSP 1 has outperformed CRSP 2 in slightly less than half of all calendar years over the last 78 years, the last time CRSP 1 outperformed CRSP 2 was in 1999. I expect that this tide will turn at some point in the next few years. In such an environment, I would expect our Fund to do quite well on a relative basis. In fact, the last quarter could have signaled a turning point, though one quarter is a very short timeframe.

                     PORTFOLIO(1)              PORTFOLIO RETURN 06/30/03-06/30/04
                     ------------              ----------------------------------
          CRSP Cap-Based Portfolio 1 Index                   16.0%
          CRSP Cap-Based Portfolio 2 Index                   26.8%
          CRSP Cap-Based Portfolio 3 Index                   29.6%
          CRSP Cap-Based Portfolio 4 Index                   30.8%
          CRSP Cap-Based Portfolio 5 Index                   31.6%
          CRSP Cap-Based Portfolio 6 Index                   35.1%

          CRSP Cap-Based Portfolio 7 Index                   33.6%
          CRSP Cap-Based Portfolio 8 Index                   35.6%
          CRSP Cap-Based Portfolio 9 Index                   38.6%
          CRSP Cap-Based Portfolio 10 Index                  49.3%

(1) THE CRSP CAP-BASED PORTFOLIO INDEXES ARE UNMANAGED INDEXES OF THE PUBLICLY TRADED U.S. STOCKS WITH DIVIDENDS REINVESTED, GROUPED BY THE MARKET CAPITALIZATION, AS REPORTED BY THE CENTER FOR RESEARCH ON SECURITY PRICES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Stepping back to look at the broader picture, one of my informal goals is to beat the S&P 500 Index in every year that large companies beat small ones and in half the years that small ones beat large ones. After seven fiscal years of history, so far we have beaten the S&P 500 Index in each of three years that large beat small (no big deal), and in two of four years that small beat large (something counterintuitive). I am pleased with this record.

TOTAL RETURN FOR BLUE CHIP 35 INDEX FUND STOCKS FOR THE CALENDAR YEAR 2004

Here is the record for all 36 of our Ultra-Large holdings through June 30: (We own 36 companies rather than 35, in anticipation of a merger between two companies, something which happens every few years or so.)

RANK    COMPANY                                  INDUSTRY                           % CHANGE
----    -------                                  --------                           --------
 1      Ford Motor Co                            Auto Manufacturers                    28.3%
 2      3M Co                                    Miscellaneous Manufacturers           21.8%
 3      ChevronTexaco Corp                       Oil & Gas                             19.3%
 4      Exxon Mobil Corp                         Oil & Gas                             16.0%
 5      PepsiCo Inc                              Beverages                             15.3%
 6      Cisco Systems Inc                        Telecommunications                    13.9%
 7      American International Group Inc         Insurance                             12.8%
 8      Procter & Gamble Co                      Cosmetics/Personal Care               12.7%
 9      Berkshire Hathaway Inc                   Insurance                             11.3%
 10     United Parcel Service Inc                Transportation                         9.5%
 11     McDonald's Corp                          Retail                                 8.7%
 12     Johnson & Johnson                        Healthcare-Products                    8.5%
 13     Dell Inc                                 Computers                              7.0%
 14     Bank of America Corp                     Banks                                  6.7%
 15     General Electric Co                      Miscellaneous Manufacturers            6.1%
 16     Microsoft Corp                           Software                               6.1%
 17     Coca-Cola Co                             Beverages                              6.0%
 18     Wells Fargo & Co                         Banks                                  5.1%
 19     Texas Instruments Inc                    Semiconductors                         4.2%
 20     Time Warner Inc (2)                      Media                                  3.8%
 21     EI Du Pont de Nemours & Co               Chemicals                              3.6%
 22     Eli Lilly & Co                           Pharmaceuticals                        3.2%
 23     Home Depot Inc                           Retail                                 2.2%
 24     Fannie Mae                               Diversified Financial Services         1.2%
 25     Intel Corp                               Semiconductors                         1.2%
 26     Pfizer Inc                               Pharmaceuticals                        0.3%
 27     Verizon Communications Inc               Telecommunications                    -0.2%
 28     International Business Machines Corp     Computers                             -0.5%
 29     Citigroup Inc                            Diversified Financial Services        -0.6%
 30     Merck & Co Inc (3)                       Pharmaceuticals                       -2.3%
 31     SBC Communications Inc                   Telecommunications                    -2.9%
 32     Wal-Mart Stores Inc                      Retail                                -3.0%

 33     Oracle Corp                              Software                              -4.3%
 34     Hewlett-Packard Co                       Computers                             -5.4%
 35     Bristol-Myers Squibb Co                  Pharmaceuticals                       -8.1%
 36     Comcast Corp                             Media                                -10.2%

        DORMANT COMPANIES (1)
        Zimmer Holdings Inc                      Healthcare-Products                   25.9%

     NOTES:
     (1)DORMANT COMPANIES ARE SMALL POSITIONS TYPICALLY ACQUIRED AS SPIN-OFFS. WE DO NOT INVEST NEW MONEY IN THEM AND WILL EITHER HOLD OR SELL THEM DEPENDING ON TAX CONSEQUENCES. RETURNS OF THE DORMANT COMPANIES THAT WERE IN THE BLUE CHIP INDEX FUND BEFORE DECEMBER 31, 2002 ARE SHOWN SEPARATELY. RETURNS OF THE COMPANIES THAT WERE SPUN OFF DURING THE PERIOD ARE INCLUDED IN THE RETURNS OF THE PARENT COMPANIES.
     (2)RENAMED FROM AOL TIME WARNER ON 10/16/03.
     (3) TOTAL RETURN OF MERCK & CO. INCLUDES THE RETURN OF MEDCO HEALTH SOLUTIONS THAT WAS SPUN-OFF WITHIN THE PERFORMANCE PERIOD ON AUGUST 20, 2003.

TAX EFFICIENCY

TRANSLATION: A tax efficient fund allows you to keep more of the fund's gains in a taxable account. In the Blue Chip 35 Index Fund's seven years, it has distributed a total of thirty-one cents in investment income and no capital gains.

After studying the tax efficiency of our funds as reported by Morningstar over the last five years, I separated our funds into three categories. First, two of our funds (Ultra-Small Company Market and Blue Chip 35 Index) are passively managed and are intended to be extremely tax efficient. For example, after seven years, Blue Chip 35 Index has yet to distribute a capital gain. Second, our four newer funds (Large-Cap Growth, Large-Cap Value, Small-Cap Growth, and Small-Cap Value) are actively managed, but rely on more "stable" models with lower turnover and higher tax efficiency. Third, I expect our most actively managed funds, including Aggressive Investors 1 and 2, to be less tax efficient relative to the other Bridgeway funds over the long haul. Having said that, after pursuing tax management in an extreme way in the first group of funds, we have applied what we have learned about tax management to some extent with all our funds. The tax efficiency of Blue Chip 35 Index has been strong; a hypothetical investor since inception has kept 97.8% of his or her total return after paying taxes on distributions at the maximum tax rate, assuming no shares were sold.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We've just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year: Ultra-Small Company and Aggressive Investors 1 Funds. According to data from Lipper, Inc., for the period ended June 30, 2004, the Ultra-Small Company Fund ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. Also according to data from Lipper, Inc., Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period was the Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:

     Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. However, they are not applicable to the index structure of this Fund. We will own some companies that experience problems around data quality that will affect company performance and stock price. Hopefully, we will make up for this with lower costs and better tax efficiency.

CELEBRATING TEN YEARS

We've come a long way since 1992, when I was literally home alone, surrounded by stacks of books on investment company acts and rules, studying my investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550 ext. 4.) I feel incredibly blessed, doing what I love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. Has it ALL been great fun? No. As a whole, has it been challenging? Enlightening? Taxing? Inspiring? Demanding? Rewarding? Completely.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses, are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with any financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other operating expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a percentage of assets under management have declined.

HOW HAS BLUE CHIP 35 DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. Blue Chip 35 has beaten its primary benchmark since inception. Its total management fee of ..08% as of March 31, 2004 is less than the average for large cap index funds of 0.25%. Its overall expense ratio of 0.15% is lower than the 0.65% for industry peers, and makes it the lowest cost retail fund available over most of the last five years. (One other fund has committed to a lower level of expenses through next year, technically ranking our fund #2 currently.) Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter.

As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ John Montgomery
John Montgomery

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

 INDUSTRY        COMPANY                                     SHARES             VALUE
 --------        -------                                     ------             -----
Common Stock - 99.3%
   Auto Manufacturers - 2.9%
                 Ford Motor Co                               66,782    $    1,045,138

   Banks - 5.5%
                 Bank of America Corp                        12,214         1,033,549
                 Wells Fargo & Co                            16,760           959,175
                                                                       --------------
                                                                            1,992,724

   Beverages - 5.6%
                 The Coca-Cola Co                            20,057         1,012,477
                 PepsiCo Inc                                 18,405           991,661
                                                                       --------------
                                                                            2,004,138

   Chemicals - 2.8%
                 El Du Pont de Nemours & Co                  22,552         1,001,760

   Computers - 8.3%
                 Dell Inc*                                   28,644         1,026,028
                 Hewlett-Packard Co                          46,093           972,562
                 International Business Machines
                   Corp                                      11,172           984,812
                                                                       --------------
                                                                            2,983,402

   Cosmetics/Personal Care - 2.7%
                 Procter & Gamble Co                         18,036           981,880

   Diversified Financial Services - 5.5%
                 Citigroup Inc                               20,914           972,501
                 Fannie Mae                                  13,938           994,616
                                                                       --------------
                                                                            1,967,117

   Healthcare - Products - 2.9%
                 Johnson & Johnson                           18,912         1,053,398

   Insurance - 5.3%
                 American International Group                13,791           983,022
                 Berkshire Hathaway Inc*                        315           930,825
                                                                       --------------
                                                                            1,913,847

   Media - 5.4%
                 Comcast Corp*                               33,548           940,351
                 Time Warner Inc*                            57,089         1,003,625
                                                                       --------------
                                                                            1,943,976

   Miscellaneous Manufacturing - 5.9%
                 3M Co                                       12,053         1,084,891
                 General Electric Co                         31,928         1,034,467
                                                                       --------------
                                                                            2,119,358

   Oil & Gas - 5.8%
                 ChevronTexaco Corp                          11,475         1,079,912
                 Exxon Mobil Corp                            22,627         1,004,865
                                                                       --------------
                                                                            2,084,777

   Pharmaceuticals - 10.5%
                 Bristol-Myers Squibb Co                     36,359    $      890,796
                 Eli Lilly & Co                              13,780           963,360
                 Merck & Co Inc                              20,046           952,185
                 Pfizer Inc                                  28,523           977,768
                                                                       --------------
                                                                            3,784,109

   Retail - 7.8%
                 Home Depot Inc                              26,215           922,768
                 McDonald's Corp                             37,871           984,646
                 Wal-Mart Stores Inc                         17,219           908,474
                                                                       --------------
                                                                            2,815,888

   Semiconductors - 5.5%
                 Intel Corp                                  35,133           969,671
                 Texas Instruments Inc                       40,880           988,478
                                                                       --------------
                                                                            1,958,149

   Software - 5.9%
                 Microsoft Corp                              39,106         1,116,867
                 Oracle Corp*                                83,048           990,763
                                                                       --------------
                                                                            2,107,630

   Telecommunications - 8.1%
                 Cisco Systems Inc*                          45,374         1,075,364
                 SBC Communications Inc                      36,994           897,105
                 Verizon Communications Inc                  26,439           956,827
                                                                       --------------
                                                                            2,929,296

   Transportation - 2.9%
                 United Parcel Service Inc                   13,803         1,037,572
                                                                       --------------

   Total Common Stock (Identified Cost $33,579,720)                    $   35,724,159

Short-term Investments - 0.2%
   Money Market Funds - 0.2%
                 Firstar U S Treasury Money Market
                   Fund Institutional                        60,585            60,585
                                                                       --------------

   Total Short-term Investments (Identified Cost $60,585)              $       60,585
                                                                       --------------

Total Investments - 99.5% (Identified Cost $33,640,305)**              $   35,784,744

Other Assets and Liabilities, net - 0.5%                                      174,955
                                                                       --------------

Total Net Assets - 100.0%                                              $   35,959,699
                                                                       ==============

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

** See Note 6 for tax cost figures.

See accompanying notes to financial statements.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
     Investments at value (cost - $33,640,305)                                            $  35,784,744
     Receivable for fund shares sold                                                            282,866
     Receivable for dividends                                                                    32,859
     Receivable from adviser                                                                     24,795
     Prepaid expenses                                                                            15,198
-------------------------------------------------------------------------------------------------------
        Total assets                                                                         36,140,462
-------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for fund shares redeemed                                                            25,461
     Payable for portfolio securities purchased                                                 122,939
     Accrued expenses                                                                            32,363
-------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       180,763
-------------------------------------------------------------------------------------------------------
     NET ASSETS (5,120,622 SHARES OUTSTANDING)                                            $  35,959,699
=======================================================================================================
     Net asset value, offering and redemption price per share ($35,959,699 / 5,120,622)   $        7.02
=======================================================================================================

NET ASSETS REPRESENT:
     Paid-in capital                                                                      $  35,101,734
     Undistributed net investment income                                                        261,276
     Undistributed net realized loss                                                         (1,547,750)
     Net unrealized appreciation of investments                                               2,144,439
-------------------------------------------------------------------------------------------------------
     NET ASSETS                                                                           $  35,959,699
=======================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
     Dividends                                                                 $     416,355
--------------------------------------------------------------------------------------------
        Total income                                                                 416,355

EXPENSES:
     Management fees                                                                  18,485
     Accounting fees:
        Bridgeway Capital Management, Inc.                                            19,467
       ALPS Mutual Funds Services, Inc.                                               18,568
     Transfer Agent Fees
        Bridgeway Capital Management, Inc.                                            10,950
        Citigroup Fund Services, Inc.                                                 13,392
     Audit fees                                                                       27,866
     Custody                                                                          12,602
     Insurance                                                                           584
     Legal                                                                             1,013
     Registration fees                                                                11,211
     Directors fees                                                                    1,401
--------------------------------------------------------------------------------------------
        Total expenses                                                               135,539
     Less fees waived                                                                (48,902)
     Less expenses reimbursed                                                        (52,052)
--------------------------------------------------------------------------------------------
        Net expenses                                                                  34,585
--------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                381,770
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                               (218,728)
     Net change in unrealized appreciation / depreciation                          2,003,255
--------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments                        1,784,527
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $   2,166,297
============================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED        YEAR ENDED
                                                               JUNE 30, 2004     JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
      Net investment income                                    $      381,770    $       95,898
      Net realized loss on investments                               (218,728)         (302,015)
      Net change in unrealized appreciation / depreciation          2,003,255           544,998
-----------------------------------------------------------------------------------------------
        Net increase resulting from operations                      2,166,297           338,881
-----------------------------------------------------------------------------------------------
      Distributions to shareholders:
        From net investment income                                   (169,895)          (85,747)
-----------------------------------------------------------------------------------------------
         Total distributions to shareholders                         (169,895)          (85,747)

FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                 35,070,449         4,667,854
      Reinvestment of dividends                                       164,179            81,866
      Cost of shares redeemed                                      (9,034,667)       (2,771,282)
-----------------------------------------------------------------------------------------------
        Net increase (decrease) from Fund share transactions       26,199,961         1,978,438
-----------------------------------------------------------------------------------------------
        Net increase (decrease) in net assets                      28,196,363         2,231,572
NET ASSETS:
      Beginning of period                                           7,763,336         5,531,764
-----------------------------------------------------------------------------------------------
      End of period *                                          $   35,959,699    $    7,763,336
===============================================================================================

Number of Fund shares:
      Sold                                                          5,144,761           817,811
      Issued on dividends reinvested                                   23,589            14,464
      Redeemed                                                     (1,312,195)         (501,409)
-----------------------------------------------------------------------------------------------
        Net increase (decrease)                                     3,856,155           330,866
      Outstanding at beginning of period                            1,264,467           933,601
-----------------------------------------------------------------------------------------------
      Outstanding at end of period                                  5,120,622         1,264,467
===============================================================================================

* Including undistributed net investment income of $261,276 and $49,401 for 2004 and 2003, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                 BRIDGEWAY FUNDS, INC. - BLUE CHIP 35 INDEX FUND
                              FINANICAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                 YEAR ENDED
                                               ---------------------------------------------------------------------------------
                                               JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2000
PER SHARE DATA
  Net asset value, beginning of period         $        6.14    $        5.93    $        7.23    $        8.77    $        7.91
--------------------------------------------------------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income*                              0.10             0.09             0.09             0.09             0.08
    Net realized and unrealized gain (loss)             0.83             0.21            (1.31)           (1.54)            0.85
--------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                 0.93             0.30            (1.22)           (1.45)            0.93
--------------------------------------------------------------------------------------------------------------------------------
  Less distributions to shareholders:
    Net investment income                              (0.05)           (0.09)           (0.08)           (0.09)           (0.07)
--------------------------------------------------------------------------------------------------------------------------------
       Total distributions                             (0.05)           (0.09)           (0.08)           (0.09)           (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, end of period               $        7.02    $        6.14    $        5.93    $        7.23    $        8.77
================================================================================================================================

TOTAL RETURN                                           15.20%            5.13%          -17.01%          -16.61%           11.74%
RATIOS & SUPPLEMENTAL DATA
  Net assets, end of period ('000's)           $      35,960    $       7,763    $       5,532    $       5,975    $       7,365
  Ratios to average net assets:
    Expenses after waivers and reimbursements           0.15%            0.15%            0.15%            0.15%            0.15%
    Expenses before waivers and reimbursements          0.58%            1.07%            0.93%            0.68%            0.47%
    Net investment income after
      waivers and reimbursements                        1.64%            1.65%            1.35%            1.15%            0.98%

  Portfolio turnover rate                                5.3%            24.9%            40.8%            24.0%            25.9%

* Based on average daily shares outstanding.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Blue Chip 35 Index Fund (the "Fund").

     SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. . It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     12b-1 PLAN

     Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2004, there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option that the Fund has written either expires on its stipulated expiration date, or the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security that the Fund purchased upon exercise of the option. Buying calls increases the Fund's exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit the Fund's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. As of June 30, 2004, there were no outstanding options.

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS:

     The Fund has entered into a management contract with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a total fee, which is computed and paid monthly. The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agency fees expense categories of the financial statements. For the year ended June 30, 2004 the Adviser earned $18,485 for adviser fees, $19,467 for accounting fees and $10,950 for transfer agency fees.

     The Adviser has agreed to reimburse the Fund for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived fees of $48,902 and reimbursed the Fund $52,052 for the year ended June 30, 2004. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

     From time to time, the Adviser may make short-term investments in funds in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                               FISCAL YEAR     FISCAL YEAR
                                                                   2003            2004
                                                               ------------    ------------
        Purchases                                              $    629,247    $    406,971
        Redemptions                                                 590,127         424,265
        Reinvestment of Dividends                                        50               0
        Net Realized Gain/(Loss) on Redemptions                     (14,690)         (7,185)

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Blue-Chip 35 Index Fund is disclosed in the Statement of Operations.

4.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services endered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales of investment securities, other than U.S. government securities and cash equivalents were $27,203,435 and $1,205,729, respectively, for the year ended June 30, 2004.

6.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided.

     The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:

                    Aggregate unrealized gain                                 $   2,868,758
                    Aggregate unrealized loss                                      (873,742)
                    Net gain (loss)                                               1,995,016
                    Cost of investments                                          33,789,728
                    Capital loss carryover:
                        Expiring 2006                                                   885
                        Expiring 2007                                                25,756
                        Expiring 2008                                               106,811
                        Expiring 2009                                               100,306
                        Expiring 2010                                               429,064
                        Expiring 2011                                               337,509
                        Expiring 2012                                               327,296
                    Post October 31, 2003 capital loss deferral                      70,680

     The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The Fund may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. The following details the tax basis distributions as well as the components of net assets.

                   Components of net assets
                     Undistributed Ordinary income                             $    261,276
                     Accumulated capital gains (losses)                          (1,327,627)
                     Unrealized appreciation                                      1,995,016
                     Cumulative effect of of other timing differences               (70,680)

     The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 were as follows:

                                                                YEAR ENDED      YEAR ENDED
                                                               JUNE 30, 2004   JUNE 30, 2003
       Ordinary income                                         $    169,895    $     85,747
       Long-term capital gains                                 $          0    $          0

     Distributions to shareholders are recorded on ex-date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     During the year ended June 30, 2004, the Fund paid a dividend from net investment income of $0.0531 per share to shareholders of record. There were no reclassifications in fiscal year 2004.

7.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.   SUBSEQUENT EVENTS

     ADMINISTRATION AGREEMENT

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement.

     The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

     LINE OF CREDIT

     The Fund has established a line of credit agreement ("LOC") with U.S. Bank, N.A. (the"Bank" or "Lender") which matures on June 1, 2005 and is renewable annually at the Bank's option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be for a maximum of fifteen (15) business days and are at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to the lesser of $1,650,000 or 33 1/3% of the Fund's net assets. Borrowings under the line of credit bear interest based on the Lender's Prime Rate Principal is due fifteen days after each advance and at the Maturity. Interest is payable monthly in arrears. The minimum advance is $1,000.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.
and Shareholders of the Blue Chip 35 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Blue Chip 35 Index Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                             BLUE CHIP 35 INDEX FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                           BROKER
                                                          AFFIRMATIVE      AGAINST        ABSTAIN       NON-VOTES
(1) Kirbyjon Caldwell, Karen Gerstner, Miles Douglas
Harper, III, John Montgomery and Michael D. Mulcahy
were elected Directors of the Board of Bridgeway Funds,
Inc.

  Kirbyjon Caldwell                                         28,546,277                     1,012,706
  Karen Gerstner                                            29,253,578                       305,405
  Miles Douglas Harper, III                                 29,252,323                       306,661
  John N.R. Montgomery                                      28,671,840                       887,144
  Michael D. Mulcahy                                        28,630,453                       928,531

(2) Ratification of the selection of independent
auditors for Bridgeway Funds                                29,105,022        166,079        287,882
(3) Permit Bridgeway Funds to pursue investment in
individual stock options and futures                        21,007,103      3,208,548        511,439      4,831,893
(4) Ratification of the Board's decision to offer
additional classes of shares of Bridgeway Funds at a
future date.                                                22,328,190      1,877,211        521,690      4,831,893
(5) Approval of a modification to the existing 12b-1
plan to include a provision for future classes of
shares to accommodate 12b-1 fees up to a maximum of
0.25%.                                                      19,996,940      4,219,160        510,990      4,831,893
(6) To consider any other business - There was no other
business introduced at the meeting.

For Blue Chip 35 Index Fund Shareholders only:
(7) To approve a change in Bridgeway Funds'
investment restrictions to permit the borrowing and
lending of cash between the Funds once Securities and
Exchange Commission ("SEC") permission is received.            861,006         34,304          2,956         31,765
(8) To approve the Management Agreement, as revised
between the Adviser and Bridgeway Funds                        915,413          8,896          5,722

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                    POSITION(S)   TERM OF
                    HELD WITH     OFFICE AND                                      # OF BRIDGEWAY
                    BRIDGEWAY     LENGTH OF     PRINCIPAL OCCUPATION(S) DURING    FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS         TIME SERVED   PAST FIVE YEARS                   BY DIRECTOR     HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell   Director      Term:         Senior Pastor of Windsor          Eleven          Continental
Age 51                            1 Year        Village United Methodist                          Airlines,Inc.,
                                  Length:       Church, since 1982                                JP Morgan Chase
                                  3 Years                                                         Advisory Board,
                                                                                                  American Church
                                                                                                  Mortgage Company,
                                                                                                  Reliant Resources,
                                                                                                  Inc. [energy &
                                                                                                  electricity
                                                                                                  services].

Karen S. Gerstner   Director      Term:         Principal, Karen S.               Eleven          None
Age 49                            1 Year        Gerstner & Associates,
                                  Length:       P.C., 2003 to present.
                                  10 Years      Attorney and Partner,
                                                Davis Ridout, Jones and
                                                Gerstner LLP, 1/1999 to
                                                2003.

Miles Douglas       Director      Term:         Partner, 10/1998 to               Eleven          Calvert Large-Cap
Harper, III(1)                    1 Year        present Gainer, Donnelly,                         Growth Fund(3)
Age 42                            Length:       Desroches, LLP                                    (1 Portfolio)
                                  10 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                    POSITIONS                                                        NUMBER OF
                    HELD WITH     TERM OF OFFICE                                     BRIDGEWAY
                    BRIDGEWAY     AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING     FUNDS OVERSEEN  OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS         TIME SERVED     PAST FIVE YEARS                    BY DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
John N. R.          President     Term:           President, Bridgeway Funds,        Eleven          None
Montgomery(2)       and           1 Year          11/1993 - Present.
Age 49              Director      Length:         President, Bridgeway Capital
                                  11 Years        Management, Inc., 7/1993-present.

Michael D. Mulcahy  Director      Term: 1 year    Director and Staff Member,         Eleven          None
Age 40                            Length:         Bridgeway Capital
                                  10/01/2003 to   Management, Inc., 12/2002
                                  present         - present. Vice President,
                                                  Hewlett Packard,
                                                  1/2001-12/20002. Executive
                                                  Vice President, Artios,
                                                  Inc. [Internet Co.],
                                                  10/1998 - 1/2001.

Joanna Barnhill     Secretary     Term: 1 year    Staff Member, Bridgeway            N/A             N/A
Age 54                            Length:         Capital Management, Inc.
                                  11/22/1993 to   since 1993
                                  present

Linda G. Giuffre    Treasurer/    Term: 1 year    Staff member, Bridgeway            N/A             N/A
Age 42              CCO           Length:         Capital Management, Inc.,
                                  05/14/2004 to   5/04 to present. Vice
                                  present         President - Compliance,
                                                  Capstone Asset Management
                                                  Company, 1998 - 2004.

(1) Chairman of the Audit Committee.
(2) Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended June 30, 2004. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2004, 100% of the dividends paid from net investment income qualify for the corporate dividends received deduction and also meet the requirements regarding qualified dividend income.

[BRIDGEWAY FUNDS LOGO]

August 30, 2004                                        JUNE 2004 - ANNUAL REPORT

Dear Fellow Balanced Fund Shareholders:

Our Fund had a positive return of 0.36% in the June 2004 quarter compared to a negative 1.05% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a negative 0.13% return for the Lipper Balanced Fund Index and a negative 0.05% return for the Balanced Benchmark. We performed well for the quarter on an absolute and relative basis, but there was not much to get really excited about.

For the Fiscal Year ending June 30, 2004 the Balanced Fund returned 12.94%. This performance compares to a 0.50% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 12.64% return for the Lipper Balanced Fund Index and a 6.62% return for the Balanced Benchmark. I am happy with our fiscal year returns, and it is nice to be ahead of our benchmarks as well.

The table below presents our June quarter, one year and average annual total return life-to-date financial results according to the formula required by the SEC.

                                                      JUNE QTR.        1 YEAR     LIFE-TO-DATE
                                                        4/1/04         7/1/03        7/1/01
                                                    TO 6/30/04(1)    TO 6/30/04    TO 6/30/04
                                                    -------------    ----------   ------------
     Balanced Fund                                       0.36%          12.94%         4.75%
     Bloomberg/ EFFAS U.S. Government
     1-3 year Total Return Bond Index                   -1.05%           0.50%         4.01%
     Lipper Balanced Fund Index                         -0.13%          12.64%         2.53%
     S&P 500 Index                                       1.72%          19.11%        -0.69%
     Balanced Benchmark                                 -0.05%           6.62%         2.18%

     PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL 1-800-661-3550 OR VISIT THE FUND'S WEBSITE AT www.bridgeway.com. RETURNS LISTED IN THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     THE LIPPER BALANCED FUND INDEX IS AN INDEX OF BALANCED FUNDS COMPILED BY LIPPER, INC. BALANCED BENCHMARK IS A COMBINED INDEX OF WHICH 40% REFLECTS THE S&P 500 INDEX (AN UNMANAGED INDEX OF LARGE COMPANIES WITH DIVIDENDS REINVESTED) AND 60% REFLECTS THE BLOOMBERG/ EFFAS U.S. GOVERNMENT 1-3 YEAR TOTAL RETURN BOND INDEX (TRANSPARENT BENCHMARK FOR THE TOTAL RETURN OF THE 1-3 YEAR U.S. GOVERNMENT BOND MARKET). IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

     (1)PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

You may have noticed that we have added the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index as our first and primary benchmark. The SEC requires that funds use a primary benchmark that is not constructed (a combination of 2 indexes). Unfortunately, using a non constructed index doesn't make much sense to us because balanced funds are a combination of stocks and bonds, and we don't know of a non-constructed index that offers a fair comparison.

Long term, we feel the two best benchmarks are the Balanced Benchmark and the Lipper Balanced Fund Index. The Balanced Benchmark is simply a combination of 40% S&P 500 Index and 60% Bloomberg/EFFAS Index. Our logic is that these percentages are closely aligned with our investment objective of having short term risk equal or less than 40% of the stock market. The Lipper Index gives you an idea how we are doing versus other Balanced Funds.

According to data from Lipper, Inc., the Balanced Fund ranked 152nd of 530 balanced funds, including all share classes, for the twelve-month period ending June 30, 2004 and 31st of 436 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar, the Balanced Fund ranked 5th of 119 "Conservative Allocation" funds for the twelve-month period ending June 30, 2004 and 15th out of 98 funds since inception. This ranking includes "unique share classes," or the class of shares having the highest level of assets. Morningstar, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

I am quite excited about the performance since inception of Bridgeway's 1st "low octane" fund. Our focus at Bridgeway is on long-term rather than short-term results, so it is quite satisfying that we are beating all of our benchmarks since inception and clearly heading in the right direction.

[CHART]

      GROWTH OF $10,000 INVESTED IN BALANCED FUND AND INDEXES FROM 6/30/01
                             (INCEPTION) TO 6/30/04

EK: INDEXES RESTATED 7/25/00;

                                                      8/5/1994  9/30/1994  12/30/1994  3/31/1995  6/30/1995  9/30/1995  12/28/1995
BALANCED PORTFOLIO
LIPPER BALANCED FUND
S&P 500 INDEX (START 6/30/01)
BLOOMBERG/EFFAS BOND INDEX (IN BB: "USG1TR INDEX")

BALANCED BENCHMARK IS A COMBINED INDEX OF WHICH 40%
REFLECTS THE S&P 500 INDEX (THE S&P 500 IS AN
UNMANAGED INDEX OF LARGE COMPANIES WITH DIVIDENDS
REINVESTED.) AND 60% THE BLOOMBERG / EFFAS U.S.
GOVERNMENT 1-3 YEARS TOTAL RETURN

                                                      3/29/1996  6/28/1996  9/30/1996  12/31/1996  3/31/1997  6/30/1997  9/30/1997
BALANCED PORTFOLIO
LIPPER BALANCED FUND
S&P 500 INDEX (START 6/30/01)
BLOOMBERG/EFFAS BOND INDEX (IN BB: "USG1TR INDEX")

BALANCED BENCHMARK IS A COMBINED INDEX OF WHICH 40%
REFLECTS THE S&P 500 INDEX (THE S&P 500 IS AN
UNMANAGED INDEX OF LARGE COMPANIES WITH DIVIDENDS
REINVESTED.) AND 60% THE BLOOMBERG / EFFAS U.S.
GOVERNMENT 1-3 YEARS TOTAL RETURN

                                                     12/31/1997  3/31/1998  6/30/1998   9/30/1998  12/30/1998  3/31/1999  6/30/1999
                                                                                            -3.85%      25.27%     -7.22%     20.19%
BALANCED PORTFOLIO
LIPPER BALANCED FUND
S&P 500 INDEX (START 6/30/01)
BLOOMBERG/EFFAS BOND INDEX (IN BB: "USG1TR INDEX")
BALANCED BENCHMARK IS A COMBINED INDEX BOND INDEX.

                                                     9/30/1999  12/31/1999  3/31/2000  6/30/2000  9/29/2000  12/29/2000   3/30/2001
                                                          2.87%      12.17%     -5.92%      4.68%     10.22%       0.21%       8.32%
BALANCED PORTFOLIO
LIPPER BALANCED FUND                                                                                                   inc. 6/30/01
S&P 500 INDEX (START 6/30/01)
BLOOMBERG/EFFAS BOND INDEX (IN BB: "USG1TR INDEX")
BALANCED BENCHMARK IS A COMBINED INDEX BOND INDEX.

                                                   6/30/2001   9/30/2001  12/31/2001  3/31/2002   6/30/2002   9/30/2002  12/31/2002
                                                       12.08%       4.86%      -0.72%      0.00%      11.07%       0.69%      -7.70%
7.30

                                                   6/30/2001   9/30/2001  12/31/2001  3/31/2002   6/30/2002   9/30/2002  12/31/2002
BALANCED PORTFOLIO                                 10,000.00    9,230.00    9,771.13  10,082.76    9,921.92    9,338.87    9,427.84
LIPPER BALANCED FUND                               10,000.00    9,241.84    9,841.08   9,900.32    9,246.20    8,333.19    8,789.23
S&P 500 INDEX (START 6/30/01)                      10,000.00    8,532.43    9,444.22   9,470.23    8,201.47    6,784.46    7,356.94
BLOOMBERG/EFFAS BOND INDEX (IN BB: "USG1TR INDEX") 10,000.00   10,341.92   10,425.16  10,416.21   10,671.11   10,932.37   11,029.41
BALANCED BENCHMARK IS A COMBINED INDEX BOND INDEX. 10,000.00    9,618.12   10,032.79  10,037.82    9,683.25    9,273.21    9,560.42

                                                   3/31/2003    6/30/2003    9/30/2003   12/31/2003    3/31/2004    6/30/2004
                                                        3.39%        7.30%        5.13%       -1.44%       -8.50%       -2.03%

                                                   3/31/2003    6/30/2003    9/30/2003   12/31/2003    3/31/2004    6/30/2004
BALANCED PORTFOLIO                                  9,397.46    10,177.21    10,440.50    11,107.43    11,453.27    11,493.96
LIPPER BALANCED FUND                                8,627.71     9,568.86     9,765.32    10,541.46    10,792.95    10,778.71
S&P 500 INDEX (START 6/30/01)                       7,125.25     8,222.03     8,439.64     9,467.28     9,627.54     9,793.28
BLOOMBERG/EFFAS BOND INDEX (IN BB: "USG1TR INDEX") 11,105.71    11,195.11    11,241.97    11,258.04    11,370.53    11,251.55
BALANCED BENCHMARK IS A COMBINED INDEX BOND INDEX.  9,513.52    10,005.88    10,121.04    10,541.74    10,673.33    10,668.24

FUND/INDEX NAME                                                      TOTAL VALUE
--------------------------------------------------------------------------------
Bridgeway Balanced Fund                                              $    11,494

Bloomberg / EFFAS Bond Index                                         $    11,252

Lipper Balanced Fund                                                 $    10,779

Balanced Benchmark                                                   $    10,668

S&P 500 Index                                                        $     9,793

DETAILED EXPLANATION OF QUARTERLY PERFORMANCE

Eight companies were up at least 20% in the quarter:

                RANK  DESCRIPTION                   INDUSTRY                         % GAIN
                ----  -----------                   --------                         ------
                 1    Yahoo! Inc                    Internet                          49.5%
                 2    eBay Inc                      Internet                          31.6%
                 3    Autodesk Inc                  Software                          29.7%
                 4    EOG Resources Inc             Oil & Gas                         26.6%
                 5    Charter One Financial Inc     Banks                             24.5%
                 6    Stryker Corp                  Healthcare-Products               24.3%
                 7    Fluor Corp                    Engineering & Construction        23.2%
                 8    Avon Products Inc             Cosmetics/Personal Care           21.6%

Two Internet companies sit at the top of our best performers for the quarter, Yahoo!, Inc. and eBay Inc. We owned both stocks at the beginning of the quarter, and both companies reported strong results for the three-month period ending March 28, 2004 (both reported earnings in April). Yahoo's stock price rose 16.2% the day after earnings were announced, and over the rest of quarter made its way to at 52-week high on June 30. eBay also reported stronger than expected earnings for the quarter and raised its guidance for 2004. Investors responded by lifting the stock price up 10.4% the day after the announcement. Enthusiasm for eBay's prospects (this latest release was the 23rd consecutive quarter of rising sales) helped move the stock to a new 52-week high on June 28th, just before the end of quarter.

Six stocks declined by more than 20%:

                RANK  DESCRIPTION                   INDUSTRY                         % LOSS
                ----  -----------                   --------                         ------
                 1    QLogic Corp                   Semiconductors                    -37.1%
                 2    Nortel Networks Corp          Telecommunications                -37.1%
                 3    Watson Pharmaceuticals Inc    Pharmaceuticals                   -35.8%
                 4    Novell Inc                    Software                          -26.7%
                 5    Maytag Corp                   Home Furnishings                  -22.9%
                 6    Knight Trading Group Inc      Diversified Financial Services    -21.9%

The worst performer over the last quarter was QLogic Corp., a semiconductor design and manufacturing company based in Aliso Viejo, California. QLogic had enjoyed over two and half years of rising revenues and operating profits. Then the company warned that sales for the quarter ending March 28, 2004 would not meet expectations and that the company would likely face slower growth rates in its industry. In this case, investors used to good results were disappointed, and the stock sold off 22.6% on the last day of March. We sold the stock the next month at a 37.1% loss for the quarter. Luckily for us it was a smaller position.

DETAILED EXPLANATION OF FISCAL YEAR 2004 PERFORMANCE

This past year was good to the Fund and many of our holdings. Thirty-one stocks from a variety of industries performed very well, and helped us beat all of our performance benchmarks (Lipper, our own Balanced Benchmark, and our new primary benchmark, the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index.) Here is a list of the thirty-one stocks that appreciated more than 30% over the past fiscal year:

                RANK  DESCRIPTION                  INDUSTRY                         % GAIN
                ----  -----------                  --------                         ------
                 1    Qualcomm Inc                  Telecommunications                102.6%
                 2    Yahoo! Inc                    Internet                           74.8%
                 3    Monsanto Co                   Agriculture                        61.1%
                 4    Boise Cascade Corp            Forest Products & Paper            59.4%
                 5    Autodesk Inc                  Software                           58.7%
                 6    Deere & Co                    Machinery-Diversified              53.5%
                 7    Avon Products Inc             Cosmetics/Personal Care            48.8%
                 8    Stryker Corp                  Healthcare-Products                47.1%
                 9    PMC-Sierra Inc                Semiconductors                     45.9%
                 10   Symantec Corp                 Internet                           45.4%
                 11   Broadcom Corp                 Semiconductors                     45.1%
                 12   Zimmer Holdings Inc           Healthcare-Products                44.5%
                 13   Fluor Corp                    Engineering & Construction         44.4%
                 14   SouthTrust Corp               Banks                              43.7%
                 15   Georgia-Pacific Corp          Forest Products & Paper            42.9%
                 16   Danaher Corp                  Misc Manufacturers                 40.7%
                 17   3M Co                         Misc Manufacturers                 39.6%
                 18   eBay Inc                      Internet                           38.5%
                 19   AT&T Wireless Services Inc    Telecommunications                 37.1%
                 20   General Dynamics Corp         Aerospace/Defense                  37.0%
                 21   Brunswick Corp                Leisure Time                       35.7%
                      Freeport-McMoRan Copper &
                 22   Gold Inc                      Mining                             35.3%
                 23   Caterpillar Inc               Machinery-Const & Mining           33.6%
                 24   Altera Corp                   Semiconductors                     32.3%
                 25   Ciena Corp                    Telecommunications                 31.7%

                 26   FedEx Corp                    Transportation                     31.7%
                 27   Coca-Cola Enterprises Inc     Beverages                          31.7%
                 28   Charter One Financial Inc     Banks                              31.5%
                 29   Aetna Inc                     Healthcare-Services                30.9%
                 30   Cisco Systems Inc             Telecommunications                 30.5%
                 31   Corning Inc                   Telecommunications                 30.1%

Telecom stocks had the most representation on our top performers list, beginning with Qualcomm, Inc. Qualcomm, which sells digital wireless products and services, has enjoyed improving earnings and profit margins over the past several months. Qualcomm's international sales have been growing at a healthy clip over the past two years, and the stock has more than doubled over the last year. I'm happy to see it, and I'm glad to report it to you.

A second strong performer over the past year was Monsanto Company. Monsanto is a well-known agricultural and seed company with operating plants and sales locations around the world. Our current position in Monsanto, which we started accumulating last spring, moved steadily ahead 61.1% during the fiscal year ending June 30, and represents our largest DOLLAR gainer over that time period.

Even with over thirty strong winning stocks, we did have five stocks that declined by more than 30%:

                RANK  DESCRIPTION                   INDUSTRY                         % LOSS
                ----  -----------                   --------                         ------
                 1    Nortel Networks Corp          Telecommunications                -49.1%
                 2    QLogic Corp                   Semiconductors                    -44.1%
                 3    Priceline.com Inc             Internet                          -43.0%
                 4    Medimmune Inc                 Biotechnology                     -33.3%
                 5    Knight Trading Group Inc      Diversified Financial Services    -31.5%

The biggest loser we had over the past year, both in terms of percentage loss and dollar loss, was Nortel Networks Corporation. For the past few years, Nortel, a Canadian telecommunications manufacturing company, suffered from a prolonged downturn in corporate IT spending. Investors had moved back into the stock on expectations of a turnaround. We bought the stock earlier this year on a favorable indication from one of our models, and unfortunately the company later announced that it might have to restate 2003 financial results. Last year
(2003) was the first profitable year for Nortel since 2000. In mid-March the company announced that its CFO and Controller were put on paid administrative leave. That news hurt, driving the stock down 18.5% in one day. An early April announcement that the SEC was formally investigating the company also shook investors. The final straw came at the end of April when the company announced that it had fired its CEO and two other top executives, was restating its fiscal year 2003 financial results, and was delaying the report of results for the first three months of 2004. The stock plummeted 28.1% in one day. We sold our position in Nortel for a 49.1% loss.

TOP TEN HOLDINGS

Here are the top ten holdings at the end of June. Please note that the option positions included are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

                                                                                           PERCENT OF
RANK   DESCRIPTION                                             INDUSTRY                    NET ASSETS
----   -----------                                             --------                    ----------
  1    Nextel Communications Inc, incl August $25 put          Telecommunications              2.6%
  2    SBC Communications Inc, incl July $22.5 put             Telecommunications              1.7%
  3    Research In Motion Ltd, incl July $50 and $55 puts      Computers                       1.7%
  4    Agilent Technologies Inc, incl July $25,
         August $25 & $30 puts                                 Electronics                     1.6%
  5    E*Trade Financial Corp, incl August $11 put             Diversified Financial Svcs      1.5%
  6    Bristol-Myers Squibb Co, incl July $25 put              Pharmaceuticals                 1.5%
  7    Ford Motor Co, incl September $12.5 & $15 puts          Auto Manufacturers              1.4%

  8    Cigna Corp, incl  July $65 & October $65 puts           Insurance                       1.4%
  9    ImClone Systems Inc, incl July $70 and July $75 puts    Pharmaceuticals                 1.4%
 10    Federated Dept Stores, incl July $45 & August $45 puts  Retail                          1.4%
                                                                                              ----
                                                                                              16.2%

The previous sections of this letter concern the performance results of your Fund. The following sections, written by John Montgomery and other staff members, go farther into our philosophy, views, and observations.

TWO FUNDS CELEBRATE TEN YEARS

I thought that you'd like to know about the accomplishments of two other members of your Bridgeway family. The performance numbers I'm MOST proud of are for the longest time period: ten years. We've just had two funds celebrate their 10th anniversary in early August, after the close of the fiscal year: Aggressive Investors 1 and Ultra-Small Company Funds. According to data from Lipper, Inc., on August 12th, Bridgeway Aggressive Investors 1 Fund ranked 1st of 79 capital appreciation funds and 3rd of 1,140 domestic equity funds over the last decade, since inception in August, 1994. One of the domestic equity funds that beat Aggressive Investors 1 for this period also bears the Bridgeway name, Ultra-Small Company Fund. For the one year period ending August 12th, Aggressive Investors 1 ranks 231 of 402 capital appreciation funds and 4,847 of 6,291 domestic equity funds. For the five year period, the Fund ranks 2 of 248 capital appreciation funds and 83 of 3,457 domestic equity funds. According to data from Lipper, Inc., for the period ended June 30, 2004, Ultra-Small Company ranked 24th of 71 micro-cap funds for the last twelve months, 1st of 44 over the last five years and 1st of 8 since inception. So what does the ten-year performance of these two Bridgeway funds mean and what doesn't it mean for shareholders in this fund? It can be a broad indication of the Adviser's commitment to long-term fund performance. However, it is in no way intended to be a prediction or reflection of the performance of your fund.

SHAREHOLDER QUESTION: QUALITY OF DATA OR GARBAGE IN GARBAGE OUT

From a shareholder:
     Part of the big question of the market meltdown was how good the numbers are--whether accounting practices are allowing analysts to get really good numbers. Since your decisions are all quantitative, this should be of prime concern to you. Has your confidence in the numbers you're getting to feed the models changed? Do you have some way to test the quality of data you input?

These are very astute questions. I have always been concerned with the quality of data; however, I think it is a concern regardless of investment process, "quant shop," traditional, or fundamental analysis. I actually believe our quantitative focus is an advantage, because, while we are vulnerable to management manipulating the numbers, at least we are not vulnerable to what management is SAYING about the numbers. There HAVE been some new financial data quality issues over the last couple of decades, notably in expensing stock options. I really don't see this issue as qualitatively new since there has always been some "noise" in financial data, and there have always been some management trying to manipulate the numbers. Also, I think things are getting mildly better under the Sarbanes-Oxley legislation and the increased threat of jail time. Overall, I'd say neither my confidence nor my concern has changed much. We continue to take two measures to ensure data quality within the constraints of time and resources: a) some data we seek out from multiple sources, looking for straightforward errors in data reporting, and b) when a model indicates a stock may be too good to be true, we look harder for data errors. Fortunately, I believe it's reasonable to think that our models can work well in aggregate even if they occasionally choke on garbage data. Fortunately, you don't have to be right 100% of the time to build market-beating performance.

CELEBRATING TEN YEARS

We've come a long way since 1992, when John was literally home alone, surrounded by stacks of books on investment company acts and rules, studying his investment models, doing research on how to start a mutual fund, and writing a business plan for Bridgeway. In July 1993 Bridgeway Capital Management was "born," and on August 5, 1994, the first three Bridgeway Funds were started. If you are a Houston area shareholder, or if you will be in town on October 28 between 4:00 and 7:00, stop by and help us celebrate our ten-year birthday. Oh, better let us know you're coming so we'll order enough cookies (800-661-3550, ext 4.) John and I are definitely doing what we love to do with a wonderful group of talented people; helping bridge shareholders and organizations to their financial future; and partnering with some powerful organizations through our charitable donations. As a whole, it has been challenging, enlightening, taxing, inspiring, demanding, rewarding - all of those and more.

WHY YOUR FUND BOARD OF DIRECTORS RENEWED THE CONTRACT WITH BRIDGEWAY CAPITAL MANAGEMENT

TRANSLATION: At a meeting on June 16, 2004, both the Fund's independent directors and the full board of directors voted unanimously to approve management agreements between each Fund and Bridgeway Capital Management, Inc., (the "Adviser") for another year.

One of the new disclosure rules adopted by the SEC will require a Fund to disclose in its annual report the basis upon which the fund Board of Directors renewed its management agreement (or didn't, which is a rarity) with the adviser. We think that this disclosure rule makes sense, so we're implementing it now, rather than waiting until next year's program deadline. I have summarized the deliberations of the Independent Directors (those who are not on staff of the Adviser) from the June 16, 2004 meeting below:

WHAT ARE THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE INVESTMENT ADVISER?

The Adviser utilizes proprietary quantitative models and trading strategies that it has developed specifically to manage the Funds' portfolios. The Adviser also provides services for the ongoing operations of the Funds including such things as managing third party providers (e.g., accountants, attorneys, transfer agents, printers) and completing required SEC filings.

Because of historical performance (see next question), the discipline of the Adviser in implementing its investment process, and the Adviser's commitment to put the long-term interests of shareholders first (such as closing Funds to new investors at a very low levels), the Board feels the Adviser provides a premium service to shareholders.

WHAT IS THE INVESTMENT PERFORMANCE OF THE FUND FAMILY AND THE INVESTMENT
ADVISER?

The Bridgeway Funds with the longest track record have had stellar performance. All seven of the Bridgeway funds that the Adviser has managed for at least a year are outperforming their primary market benchmarks since inception.

WHAT ARE THE COSTS OF THE SERVICES TO BE PROVIDED AND ARE THESE FAIR?

The Board has the responsibility to review the overall expenses being incurred by the shareholders and to determine if these costs are reflective of the value being provided by the Adviser. Two major cost categories, management fees and other expenses are reflected in the expense ratio. Across all of the Bridgeway Funds, the overall expense ratio incurred by the shareholders as of March 31, 2004 was lower than the average of each fund's peer group.

Two other areas of costs, which do not show up in the expense ratio, are also incurred by shareholders of most fund companies. These include "soft dollars" for research and trade execution costs. The Adviser has never used soft dollars and therefore these costs are not incurred by shareholders. The Adviser also works hard to manage trade execution costs and reviews these periodically with the Board.

The Adviser has no affiliated firms, such as an affiliated brokerage firm, with a financial relationship to the Fund.

WHAT IS THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS A FUND GROWS? IS THIS REFLECTED IN CURRENT FEE LEVELS?

Economies of scale are the ability to spread costs across more assets so that the average expense per asset declines as the assets grow. The two major categories of expenses are management fees and other operating expenses, which include such things as accounting, transfer agency, and legal fees incurred by the funds. Base management fees generally are a flat percentage of assets under management. The exception to this are the Aggressive Investors 1, Aggressive Investors 2 and Micro-Cap Limited Funds, which have a base management fee that declines as assets reach a certain higher level. Other expenses offer the largest ability to capture economies of scale. Given the strong growth in assets over the last year from performance and new investment, overall other expenses as a share of assets under management have declined. These economies of scale are passed on to the shareholders as they are realized.

HOW HAS BALANCED FUND DONE IN MEETING THE ABOVE CRITERIA?

Each Fund's management agreement must be approved independently. The Balanced Fund has beaten its primary benchmark since inception. Its total management fee of 0.60% as of March 31, 2004 is less than the average for balanced funds of 0.62%. Its overall expense ratio of 0.94% is lower than the 1.16% for industry peers, in spite of being a fraction of the size. Other expenses declined from 1.06% (before waivers) in FY2003 to 0.70% (before waivers) as of March 31, 2004. Given these considerations, as well as others, the Board of Directors approved the management agreement for the next year.

DISCLAIMER

The following is a reminder from the friendly folks at your Fund who worry about liability. THE VIEWS EXPRESSED HERE ARE EXCLUSIVELY THOSE OF FUND MANAGEMENT. THESE VIEWS ARE NOT MEANT AS INVESTMENT ADVICE AND SHOULD NOT BE CONSIDERED PREDICTIVE IN NATURE. ANY FAVORABLE (OR UNFAVORABLE) DESCRIPTION OF A HOLDING OR FUND APPLIES ONLY AS OF JUNE 30, 2004, UNLESS OTHERWISE STATED. SECURITY POSITIONS CAN AND DO CHANGE THEREAFTER. DISCUSSIONS OF HISTORICAL PERFORMANCE DO NOT GUARANTEE AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

THE FUND IS SUBJECT TO MARKET RISK (VOLATILITY) AND IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS. THE FUND USES AN OPTION WRITING STRATEGY IN WHICH THE FUND MAY SELL COVERED CALLS OR SECURED PUT OPTIONS. UP TO 75% OF FUND ASSETS MAY BE INVESTED IN OPTION WRITING. OPTIONS ARE SUBJECT TO SPECIAL RISKS AND MAY NOT FULLY PROTECT THE FUND AGAINST DECLINES IN THE VALUE OF ITS STOCKS. IN ADDITION, AN OPTION WRITING STRATEGY LIMITS THE UPSIDE PROFIT POTENTIAL NORMALLY ASSOCIATED WITH STOCKS. WHILE THE ADVISER SEEKS TO DECREASE THE FUND'S EXPOSURE TO MARKET RISK THROUGH USE OF FIXED INCOME AND DERIVATIVE INSTRUMENTS (ESPECIALLY OPTIONS WRITING), THERE IS NO GUARANTEE THESE STRATEGIES WILL WORK IN ALL MARKET ENVIRONMENTS. IN ADDITION, THE OPTION-WRITING STRATEGY MAY ADD A LEVEL OF RISK. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT BRIDGEWAY FUNDS PROSPECTUS. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (08/04)

PROXY VOTING RECORD

Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov. You may obtain a copy of Bridgeway's proxy voting policies and procedures, without charge, upon request, by calling 800-661-3550 or on the Commission's website at www.sec.gov.

CONCLUSION

We apologize for the lateness of our 12/31/2003 semi-annual report. We are working on several fronts to improve the time it takes to receive our reports, including expanding electronic delivery to more shareholders. Generally, the reports are posted on our website www.bridgeway.com six to eight weeks after the end of the quarter. As always, we appreciate your feedback. We take your responses seriously and discuss them at our weekly staff meetings. Please keep your ideas coming--we read them looking for ways to improve our service.

Sincerely,

/s/ Richard P. Cancelmo, Jr.

Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                     Showing percentage of total net assets
                                  June 30, 2004

INDUSTRY  COMPANY                                          COUPON        SHARES             VALUE
--------  -------                                          ------        ------            ------
Common Stock - 55.0%
      Advertising - 0.1%
          Interpublic Group of Cos Inc *                                  1,400     $      19,222

      Aerospace/Defense - 0.7%
          Boeing Co                                                         700            35,763
          General Dynamics Corp                                             100             9,930
          Lockheed Martin Corp                                              270            14,062
          Northrop Grumman Corp                                           1,200            64,440
          United Technologies Corp                                          370            33,848
                                                                                    -------------
                                                                                          158,043

      Agriculture - 0.7%
          Monsanto Co                                                     4,100           157,850

      Airlines - 0.0%
          Southwest Airlines Co                                             400             6,708

      Apparel - 0.2%
          Liz Claiborne Inc                                               1,200            43,176

      Auto Manufacturers - 1.6%
          Ford Motor Co                                                   7,500           117,375
          General Motors Corp                                             4,600           214,314
          Paccar Inc                                                        800            46,392
                                                                                    -------------
                                                                                          378,081

      Auto Parts & Equipment - 0.1%
          Johnson Controls Inc                                              480            25,623

      Banks - 3.3%
          AmSouth Bancorp                                                 1,740            44,318
          The Bank of New York Co Inc                                     2,500            73,700
          Charter One Financial Inc                                       1,000            44,190
          First Horizon National Corp                                     1,800            81,846
          Keycorp                                                         2,000            59,780
          Marshall & Ilsley                                               2,000            78,180
          National City Corp                                              2,100            73,521
          SouthTrust Corp                                                 1,750            67,918
          State Street Corp                                               1,700            83,368
          Synovus Financial Corp                                          1,500            37,980
          Union Planters Corp                                             1,200            35,772
          Wells Fargo & Co                                                1,000            57,230
          Zions Bancorporation                                              300            18,435
                                                                                    -------------
                                                                                          756,238

      Beverages - 1.2%
          Anheuser-Busch Cos Inc                                          1,200            64,800
          Brown-Forman Corp                                               1,400            67,578
          Coca-Cola Enterprises Inc                                       2,900            84,071
          PepsiCo Inc                                                     1,300            70,044
                                                                                    -------------
                                                                                          286,493

      Biotechnology - 0.5%
          Genzyme Corp *                                                  1,100            52,063
          Millipore Corp *                                                1,000            56,370
                                                                                    -------------
                                                                                          108,433

      Building Materials - 0.1%
          Masco Corp                                                        800            24,944

      Chemicals - 0.7%
          Hercules Inc *                                                  2,300            28,037
          Sherwin-Williams Co                                             1,500            62,325
          Sigma-Aldrich Corp                                              1,200            71,532
                                                                                    -------------
                                                                                          161,894

      Commercial Services - 0.3%
          H&R Block Inc                                                     400            19,072
          Robert Half International Inc                                   1,900            56,563
                                                                                    -------------
                                                                                           75,635

      Computers - 2.0%
          Affiliated Computer Services Inc *                                800            42,352
          Apple Computer Inc *                                            2,000            65,080
          Computer Sciences Corp *                                        1,900            88,217
          EMC Corp/Massachusetts *                                        2,500            28,500
          Hewlet-Packard Co                                               2,000            42,200
          Lexmark International Group Inc *                                 630            60,814
          NCR Corp *                                                      1,300            64,467
          SunGard Data Systems *                                          2,400            62,400
                                                                                    -------------
                                                                                          454,030

      Cosmetics/Personal Care - 1.2%
          Avon Products Inc                                               2,600           119,964
          Kimberly-Clark Corp                                               600            39,528
          Procter & Gamble Co                                             2,000           108,880
                                                                                    -------------
                                                                                          268,372

      Distribution/Wholesale - 0.1%
          WW Grainger Inc                                                   500     $      28,750

      Diversified Finanancial Service - 5.4%
          Bear Stearns Cos Inc                                              700            59,017
          Countrywide Financial Corp                                      1,100            77,275
          E*Trade Group Inc *                                            21,600           240,840
          Fannie Mae                                                        900            64,224
          Franklin Resources Inc                                            800            40,064
          Goldman Sachs Group Inc                                         1,100           103,576
          JP Morgan Chase & Co                                            6,000           232,620
          Lehman Brothers Holdings Inc                                    1,100            82,775
          MBNA Corp                                                       2,500            64,475
          Merrill Lynch & Co Inc                                          1,200            64,776
          Morgan Stanley                                                  1,300            68,601
          SLM Corp                                                        1,810            73,215
          T Rowe Price Group Inc                                          1,700            85,680
                                                                                    -------------
                                                                                        1,257,138

      Electric - 1.1%
          American Electric Power Co Inc                                  1,035            33,120
          Dominion Resources Inc                                            760            47,941
          Duke Energy Corp                                                  800            16,232
          Edison International                                            1,800            46,026
          Entergy Corp                                                      600            33,606
          Exelon Corp                                                     1,200            39,948
          Southern Co                                                     1,250            36,438
                                                                                    -------------
                                                                                          253,311

      Electrical Components & Equipment - 0.3%
          American Power Conversion Corp                                  1,000            19,650
          Power-One Inc *                                                 5,000            54,900
                                                                                    -------------
                                                                                           74,550

      Electronics - 1.0%
          Agilent Technologies Inc *                                      6,000           175,680
          Jabil Circuit Inc *                                               900            22,662
          Parker Hannifin Corp                                              600            35,676
                                                                                    -------------
                                                                                          234,018

      Engineering & Construction - 0.1%
          Fluor Corp                                                        300            14,301

      Entertainment - 0.0%
          International Game Technology                                     300            11,580

      Environmentsal Control - 0.1%
          Waste Management Inc                                              600            18,390

      Food - 0.8%
          Archer-Daniels-Midland Co                                       1,800            30,204
          Campbell Soup Co                                                  600            16,128
          Kellogg Co                                                        900            37,665
          Sysco Corp                                                      1,100            39,457
          WM Wrigley Jr Co                                                1,000            63,050
                                                                                    -------------
                                                                                          186,504

      Forest Products & Paper - 0.3%
          Boise Cascade Corp                                                200             7,528
          Georgia-Pacific Corp                                              870            32,173
          Temple-Inland Inc                                                 300            20,775
                                                                                    -------------
                                                                                           60,476

      Gas - 0.1%
          Nicor Inc                                                         200             6,794
          Peoples Energy Corp                                               400            16,860
                                                                                    -------------
                                                                                           23,654

      Hand/Machine Tools - 0.0%
          Snap-On Inc                                                       300            10,065

      Healthcare - Products - 1.6%
          Bausch & Lomb Inc                                                 700            45,549
          Becton Dickinson & Co                                           1,220            63,196
          St Jude Medical Inc *                                             940            71,111
          Stryker Corp                                                    1,960           107,800
          Zimmer Holdings Inc *                                             900            79,380
                                                                                    -------------
                                                                                          367,036

      Healthcare - Services - 0.6%
          Aetna Inc                                                       1,000            85,000
          Quest Diagnostics                                                 600            50,970
          United Health Group Inc                                            20             1,245
                                                                                    -------------
                                                                                          137,215

      Home Builders - 0.6%
          D R Horton Inc                                                  5,000           142,000

INDUSTRY  COMPANY                                    COUPON           SHARES               VALUE
--------  -------                                    ------           ------               -----
      Household Products/Wares - 0.3%
          Clorox Co                                                      830   $          44,638
          Fortune Brands Inc                                             400              30,172
                                                                               -----------------
                                                                                          74,810

      Insurance - 2.1%
          ACE Ltd                                                      1,400              59,192
          Allstate Corp                                                1,800              83,790
          AMBAC Financial Group Inc                                      800              58,752
          American International Group Inc                               800              57,024
          Metlife Inc                                                  1,500              53,775
          Principal Financial Group                                      600              20,868
          Progressive Corp                                             1,380             117,714
          Safeco Corp                                                    620              27,280
                                                                               -----------------
                                                                                         478,395

      Internet - 0.5%
          eBay Inc *                                                     500              45,975
          Symantec Corp *                                              1,000              43,780
          Yahoo! Inc *                                                   800              29,064
                                                                               -----------------
                                                                                         118,819

      Iron/Steel - 0.1%
          United States Steel Corp                                       500              17,560

      Leisure Time - 0.2%
          Brunswick Corp                                               1,270              51,816

      Lodging - 0.1%
          Marriott International Inc                                     600              29,928

      Machinery-Construction & Mining - 0.1%
          Caterpiller Inc                                                300              23,832

      Machinery-Deversified - 0.1%
          Deere & Co                                                     300              21,042

      Media - 1.5%
          Dow Jones & Co Inc                                             800              36,080
          McGraw-Hill Cos Inc                                            770              58,959
          Meredith Corp                                                1,330              73,097
          Time Warner Inc *                                            4,700              82,626
          Tribune Co                                                   1,180              53,738
          Walt Disney Co                                               1,900              48,431
                                                                               -----------------
                                                                                         352,931

      Mining - 0.1%
          Freeport-McMoRan Copper & Gold Inc                             400              13,260
          Newmont Mining Corp                                            300              11,628
                                                                               -----------------
                                                                                          24,888

      Miscellaneous Manufacturing - 2.2%
          3M Co                                                          680              61,207
          Cooper Industries Ltd                                        1,800             106,938
          Crane Co                                                     2,500              78,475
          Danaher Corp                                                 1,300              67,405
          Eaton Corp                                                     500              32,370
          ITT Industries Inc                                             300              24,900
          Pall Corp                                                    3,300              86,427
          Textron Inc                                                    900              53,415
                                                                               -----------------
                                                                                         511,137

      Office/Business Equipment - 0.1%
          Pitney Bowes Inc                                               600              26,550

      Oil & Gas - 2.6%
          Amerada Hess Corp                                            1,020              80,774
          Anadarko Petroleum Corp                                      1,400              82,040
          Apache Corp                                                    900              39,195
          Burlington Resources Inc                                     1,100              39,798
          ConocoPhillips                                               1,200              91,548
          EOG Resources Inc                                              700              41,797
          Exxon Mobile Corp                                            1,600              71,056
          Nabors Industries Ltd *                                      1,100              49,742
          Occidental Perroleum Corp                                      900              43,569
          Royal Dutch Petroleum Co                                       600              31,002
          Unocal Corp                                                    700              26,600
                                                                               -----------------
                                                                                         597,121

      Oil & Gas Services - 0.3%
          Halliburton Co                                                 950              28,747
          Schlumberger Ltd                                               600              38,106
                                                                               -----------------
                                                                                          66,853

      Packaging & Containers - 0.0%
          Bemis Co                                                       400              11,300

      Pharmaceuticals - 4.2%
          Allergan Inc                                                   900              80,568
          AmerisourceBergen Corp                                       1,300              77,714
          Bristol-Myers Squibb Co                                     11,800             289,100
          Cardinal Health Inc                                          1,490             104,375
          Caremark RX Inc *                                            2,000   $          65,880
          Express Scripts Inc *                                        1,000              79,230
          Forest Laboratories Inc *                                    1,062              60,142
          Hospira Inc *                                                1,560              43,056
          King Pharmaceuticals Inc *                                     400               4,580
          Medco Health Solutions Inc *                                 2,900             108,750
          Pfizer Inc                                                   1,642              56,288
                                                                               -----------------
                                                                                         969,683

      Pipelines - 0.1%
          El Paso Corp                                                 2,500              19,700

      REITs - 0.2%
          Equity Residential                                           1,200   $          35,676

      Retail - 3.6%
          Autonation Inc *                                             4,100              70,110
          Bed Bath & Beyond Inc *                                      1,820              69,979
          Best Buy Co Inc                                              1,100              55,814
          Costco Wholesale Corp                                        1,700              69,819
          Dillard's Inc - Class A                                      2,300              51,290
          Dollar General Corp                                          2,000              39,120
          Federated Department Stores                                  2,900             142,390
          Gap Inc                                                      2,100              50,925
          Lowe's Cos Inc                                                 640              33,632
          Nordstrom Inc                                                2,000              85,220
          Staples Inc                                                  1,900              55,689
          Starbucks Corp *                                             1,400              60,872
          Tiffany & Co                                                   400              14,740
          Yum! Brands Inc *                                              850              31,637
                                                                               -----------------
                                                                                         831,237

      Savings & Loans - 0.2%
          Golden West Financial Corp                                     517              54,983

      Semiconductors - 1.3%
          Altera Corp *                                                  500              11,110
          Analog Devices Inc                                             700              32,956
          Broadcom Corp *                                              2,200             102,894
          National Semiconductor Corp *                                2,300              50,577
          PMC-Sierra Inc *                                             1,100              15,785
          Teradyne Inc *                                               2,300              52,210
          Texas Instruments Inc                                        1,470              35,545
          Xilinx Inc                                                     300               9,993
                                                                               -----------------
                                                                                         311,070

      Software - 3.0%
          Adobe Systems Inc                                            1,800              83,700
          Autodesk Inc                                                 2,300              98,463
          Automatic Data Processing                                    1,000              41,880
          BMC Software Inc *                                           2,820              52,170
          Citrix Systems Inc *                                         1,200              24,432
          Compuware Corp *                                             5,400              35,640
          Electronic Arts Inc *                                        1,000              54,550
          First Data Corp                                                700              31,164
          IMS Health Inc                                               1,780              41,724
          Novell Inc *                                                 5,400              45,306
          Oracle Corp *                                                1,560              18,611
          Red Hat Inc *                                                7,000             160,790
                                                                               -----------------
                                                                                         688,430

      Telecommunications - 6.3%
          AT&T Corp                                                    6,600              96,558
          AT&T Wireless Services Inc *                                 4,000              57,280
          Avaya Inc *                                                  6,500             102,635
          Cisco Systems Inc *                                            700              16,590
          Citizens Communications Co *                                 2,400              29,040
          Corning Inc *                                                5,500              71,830
          Motorola Inc                                                 3,500              63,875
          Nextel Communications Inc *                                 18,200             485,212
          Qualcomm Inc                                                   850              62,033
          SBC Communications Inc                                      12,000             291,000
          Scientific-Atlanta Inc                                       2,500              86,250
          Sprint Corp-FON Group                                        4,500              79,200
          Tellabs Inc *                                                2,600              22,724
                                                                               -----------------
                                                                                       1,464,227
      Toys, Games & Hobbies- 0.1%
          Hasbro Inc                                                   1,300              24,700

      Transportation - 1.1%
          FedEx Corp                                                     700              57,183
          Norfolk Southern Corp                                        3,100              82,212
          Ryder Systems Inc                                            2,100              84,147
          United Parcel Services Inc                                     300              22,551
                                                                               -----------------
                                                                                         246,093
                                                                               -----------------

      Total Common Stock (Identified Cost $11,299,828)                         $      12,796,511

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS, continued
                     Showing percentage of total net assets
                                  June 30, 2004

INDUSTRY      COMPANY                                  COUPON           SHARES            VALUE
--------      -------                                  ------           ------            -----
Mutual Funds - 3.6%
   Money Market Funds - 3.6%
      First American Treasury Obligations
         Fund - Class S                                                 839,798        $   839,798
                                                                                       -----------
   Total Mutual Funds (Identified Cost $872,747)                                       $   839,798

Corporate Notes - 2.9%
   Corporate Notes - 2.9%
      Leucadia National Corporation                    7.750%
         Senior Notes 08/15/13                                          650,000            676,000
                                                                                       -----------
    Total Corporate Notes (Identified Cost $681,661)                                   $   676,000

U.S. Treasury Obligations - 36.0%

   U.S. Treasury Bills - 18.9%
      7/8/2004 **                                      1.004%           900,000            899,825
      8/5/2004 **                                      1.000%           500,000            499,425
      9/2/2004 **                                      0.990%           500,000            498,933
      9/16/2004 **                                     0.989%           500,000            498,663
      9/30/2004 **                                     0.989%           500,000            498,315
      10/7/2004 **                                     1.030%           500,000            498,143
      10/28/2004 **                                    1.165%           500,000            497,551
      12/9/2004 **                                     1.505%           500,000            496,311
                                                                                       -----------
                                                                                         4,387,166

   Total U.S. Treasury Bills (Identified Cost $4,389,470)                              $ 4,387,166

INDUSTRY        COMPANY                         COUPON           PRINCIPAL           VALUE
--------      -------                           ------           ---------           -----
U.S. Treasury Obligations, Continued
   U.S. Treasury Notes - 17.1%
      11/30/2004                                2.000%           100,000         $   100,168
      1/31/2005                                 1.625%           200,000             199,883
      9/30/2005                                 1.625%           300,000             297,773
      10/31/2005                                1.625%           200,000             198,219
      11/30/2005                                1.875%           200,000             198,617
      12/31/2005                                1.875%           300,000             297,504
      1/31/2006                                 1.875%           300,000             297,141
      4/30/2006                                 2.250%           500,000             496,582
      5/15/2006                                 2.000%           200,000             197,633
      5/31/2006                                 2.500%           300,000             298,992
      11/15/2006                                3.500%           200,000             202,586
      10/15/2008                                3.125%           200,000             195,992
      11/15/2008                                3.375%           200,000             197,812
      4/15/2009                                 3.125%           300,000             291,481
      6/15/2009                                 4.000%           300,000             302,567
      11/15/2013                                4.250%           200,000             194,664
                                                                                 -----------
                                                                                   3,967,614

   Total U.S. Treasury Notes (Identified Cost $3,990,845)                          3,967,614
                                                                                 -----------

Total U.S. Treasury Obligations

   (Identified Cost $8,380,315)                                                  $ 8,354,780

Total Investments - 97.7%                                                         22,667,089
   (Identified Cost $21,234,551)***

Other Assets and Liabilities, net - 2.3%                                             544,662
                                                                                 -----------

Total Net Assets - 100.0%                                                        $23,211,751
                                                                                 ===========

* Non-income producing security as no dividends were paid during the period from July 1, 2003 to June 30, 2004.

**   Rate disclosed represents discount rate.

***  See Note 6 for tax cost figures

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                           SCHEDULE OF OPTIONS WRITTEN
                                  June 30, 2004

INDUSTRY  COMPANY                                                     SHARES               VALUE
--------  -------                                                     ------               -----
Covered Call Options Written
  AT&T Corp
          expiring Oct 04 at $17.50                                    6,600   $          (1,155)
  Adobe Systems
          expiring Oct 04 at $50.00                                    1,000              (1,625)
  Aetna Inc
          expiring July 04 at $85.00                                     500                (863)
  Affiliated Computer Service
          expiring July 04 at $50.00                                     400              (1,360)
  Agilent Technologies
          expiring Aug 04 at $30.00                                    6,000              (7,200)
  Amerada Hess Corp
          expiring July 04 at $75.00                                     600              (2,820)
  Anadarko Petroleum
          expiring Aug 04 at $60.00                                      700              (1,155)
  Automatic Data Processing Inc
          expiring Aug 04 at $45.00                                      500                (163)
  Avaya Inc
          expiring July 04 at $15.00                                   3,000              (2,850)
  Bed Bath & Beyond Inc
          expiring Aug 04 at $37.50                                      500              (1,038)
  Bed Bath & Beyond Inc
          expiring Aug 04 at $42.50                                      600                (165)
  BMC Software Inc
          expiring Aug 04 at $20.00                                      500                (175)
  Broadcom Corp
          expiring Aug 04 at $47.50                                    1,000              (2,100)
  Burlington Resources Inc
          expiring Aug 04 at $37.50                                      500                (413)
  Cardinal Health Inc
          expiring Aug 04 at $70.00                                      500              (1,213)
  Citrix Systems Inc
          expiring Sept 04 at $20.00                                   1,200              (1,890)
  Coca-Cola Enterprises Inc
          expiring Aug 04 at $27.50                                    1,000              (1,800)
  Cooper Industries Inc
          expiring July 04 at $60.00                                   1,000                (500)
  Costco Wholesale Corp
          expiring July 04 at $40.00                                     800              (1,200)
  Countrywide Financial
          expiring July 04 at $70.00                                     400                (790)
  D R Horton Inc
          expiring July 04 at $30.00                                   5,000              (1,375)
  E*Trade Financial Corp
          expiring July 04 at $11.00                                   4,000              (1,400)
  E*Trade Financial Corp
          expiring Aug 04 at $11.00                                    5,000              (3,000)
  E*Trade Financial Corp
          expiring Oct 04 at $12.00                                    8,500              (4,675)
  Electronic Arts Inc
          expiring Aug 04 at $55.00                                      500              (1,138)
  EMC Corp
          expiring July 04 at $12.00                                   2,500                (250)
  EOG Resources Inc
          expiring July 04 at $60.00                                     700                (753)
  Express Scripts Inc
          expiring July 04 at $80.00                                     500                (488)
  Fannie Mae
          expiring Aug 04 at $75.00                                      500                (363)
  Federated Department Stores Inc
          expiring July 04 at $50.00                                   2,000              (1,150)
  First Data Corp
          expiring Aug 04 at $45.00                                      400                (490)
  Ford Motor Co
          expiring Sept 04 at $15.00                                   5,000              (6,250)
  Forest Labratories Inc
          expiring July 04 at $65.00                                     400                 (20)
  Franklin Resources Inc
          expiring July 04 at $55.00                                     500                 (38)
  Gap Stores Inc
          expiring Sept 04 at $25.00                                     700                (560)
  General Motors Corp
          expiring Sept 04 at $47.50                                   2,000              (2,800)
  Genzyme Corp
          expiring July 04 at $45.00                                     500              (1,375)
  Goldman Sachs
          expiring July 04 at $95.00                                     500                (625)
  Halliburton Co
          expiring July 04 at $32.50                                     300   $             (38)
  JP Morgan Chase & Co
          expiring Sept 04 at $37.50                                   2,000              (4,100)
  JP Morgan Chase & Co
          expiring Sept 04 at $40.00                                   1,000                (775)
  Medco Health July 40 call
          expiring July 04 at $40.00                                   1,000                (100)
  Motorola Inc
          expiring July 04 at $19.00                                   1,000                (275)
  NCR Corp
          expiring July 04 at $50.00                                     600                (435)
  Nextel August 25 call
          expiring Aug 04 at $25.00                                    7,700             (17,133)
  Nordstrom Inc
          expiring July 04 at $40.00                                   1,000              (2,800)
  Norfolk Southern Corp
          expiring Sept 04 at $25.00                                   1,000              (2,500)
  Novell Inc
          expiring Nov 04 at $10.00                                    5,400              (3,105)
  Occidental Petroleum Corp
          expiring Aug 04 at $50.00                                      500                (500)
  PMC-Sierra Inc
          expiring Aug 04 at $15.00                                      600                (465)
  Power-One Inc
          expiring July 04 at $10.00                                   2,000              (2,050)
  Progressive Corp
          expiring Aug 04 at $90.00                                      500                (338)
  Qualcomm Inc
          expiring July 04 at $70.00                                     500              (1,800)
  Quest Diagnostic Inc
          expiring July 04 at $90.00                                     300                 (23)
  Red Hat Inc
          expiring Aug 04 at $20.00                                    4,000             (14,200)
  Red Hat Inc
          expiring Sept 04 at $20.00                                   3,000             (12,000)
  Ryder System Inc
          expiring Aug 04 at $40.00                                    1,000              (1,475)
  SBC Communications Inc
          expiring July 04 at $25.00                                   2,500                (125)
  SBC Communications Inc
          expiring Oct 04 at $25.00                                    5,000              (2,750)
  Scientific-Atlanta Inc
          expiring July 04 at $35.00                                   1,000                (725)
  Sprint FON Group
          expiring July 04 at $17.50                                   2,000                (800)
  St. Jude Medical July 80 call
          expiring July 04 at $80.00                                     300                (165)
  Staples Inc
          expiring Sept 04 at $30.00                                   1,000              (1,175)
  Starbucks  Corp
          expiring July 04 at $42.50                                     700                (980)
  State Street Corp
          expiring Aug 04 at $50.00                                      800                (980)
  Sungard Data Systems Inc
          expiring July 04 at $30.00                                   1,000                 (25)
  T Row Price Group Inc
          expiring July 04 at $55.00                                     800                 (80)
  Textron Inc
          expiring Sept 04 at $60.00                                     500              (1,100)
  W.W. Grainger
          expiring Oct 04 at $60.00                                      300                (480)
  Xilinx Inc
          expiring Sept 04 at $37.50                                     300                (225)
  Yahoo! Inc
          expiring July 04 at $35.00                                     400                (900)
  Yum! Brands Inc
          expiring Oct 04 at $40.00                                      400                (330)
  Zimmer Holdings Inc
          expiring July 04 at $90.00                                     500                (400)
                                                                               -----------------
                                                                                        (132,577)
                                                                               -----------------
Total Covered Call Options Written
          (Premiums Received -$131,987)                                        $        (132,577)

INDUSTRY  COMPANY                                                     SHARES               VALUE
--------  -------                                                     ------               -----
Put Options Written
 AT&T Corp
          expiring July 04 at $15.00                                   5,000   $          (2,625)
  AT&T Corp
          expiring Oct 04 at $15.00                                    5,000              (6,000)
  Agilent Technologies Inc
          expiring July 04 at $25.00                                   3,500                (175)
  Agilent Technologies Inc
          expiring Aug 04 at $25.00                                    3,500              (1,050)
  Agilent Technologies Inc
          expiring Aug 04 at $30.00                                    1,000              (1,850)
  Autodesk Inc
          expiring July 04 at $30.00                                   3,000                 (75)
  Bristol-Myers Squibb Co
          expiring July 04 at $25.00                                   2,000              (1,300)
  Cigna Corp
          expiring July 04 at $65.00                                   2,000                (550)
  Cigna Corp
          expiring Aug 04 at $65.00                                    1,000              (1,125)
  Cigna Corp
          expiring Oct 04 at $65.00                                    2,000              (4,450)
  ConocoPhillips
          expiring July 04 at $75.00                                   3,000              (1,800)
  Copart Inc
          expiring July 04 at $22.50                                   5,000                (625)
  Copart Inc
          expiring Aug 04 at $22.50                                    5,000              (1,250)
  D.R. Horton Inc
          expiring Aug 04 at $30.00                                    1,000              (2,450)
  E*Trade Financial Corp
          expiring Aug 04 at $11.00                                   10,000              (4,500)
  Eastman Chemical Co
          expiring July 04 at $45.00                                   2,500                (750)
  Eastman Chemical Co
          expiring Sept 04 at $45.00                                   2,500              (3,500)
  Edison International
          expiring Oct 04 at $22.50                                    7,500              (2,438)
  Federated Department Stores Inc
          expiring July 04 at $45.00                                   2,000                (200)
  Federated Department Stores Inc
          expiring Aug 04 at $45.00                                    2,000              (1,200)
  Ford Motor Co
          expiring Sept 04 at $12.50                                   5,000                (750)
  Ford Motor Co
          expiring Sept 04 at $15.00                                  10,000              (6,500)
  General Motors Corp
          expiring July 04 at $45.00                                   1,000                (300)
  ImClone Systems Inc
          expiring July 04 at $70.00                                   2,500   $            (250)
  ImClone Systems Inc
          expiring July 04 at $75.00                                   2,000                (500)
  Nextel Communications Inc
          expiring Aug 04 at $25.00                                    5,000              (2,750)
  Research in Motion Ltd
          expiring July 04 at $50.00                                   4,000                (100)
  Research in Motion Ltd
          expiring July 04 at $55.00                                   3,500                (350)
  SBC Comminications Inc
          expiring July 04 at $22.50                                   5,000                (250)
  Tyson Foods Inc
          expiring July 04 at $20.00                                  10,000              (1,000)
  Tyson Foods Inc
          expiring Oct 04 at $17.50                                      500                (113)
  U.S. Bancorp
          expiring July 04 at $27.50                                   2,000                (700)
  U.S. Bancorp
          expiring Sept 04 at $25.00                                   2,500                (563)
  U.S. Bancorp
          expiring Sept 04 at $27.50                                   7,000              (6,300)
  Urban Outfitters Inc
          expiring July 04 at $55.00                                   4,000              (1,500)
  Western Wireless Corp
          expiring July 04 at $25.00                                   1,500                (188)
  Western Wireless Corp
          expiring Aug 04 at $25.00                                    7,500              (3,563)
                                                                               -----------------
                                                                                         (63,590)
                                                                               -----------------

Total Put Options Written
                 (Premiums Received -$140,591)                                 $         (63,590)
                                                                               -----------------

Total Options Wrtten                                                           $        (196,167)
                                                                               =================

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2004

ASSETS:
      Investments at value (cost - $21,234,551)                                    $     22,667,089
      Receivable for fund shares sold                                                       458,510
      Receivable for portfolio securities sold                                            1,287,684
      Receivable from broker                                                                 65,892
      Receivable for interest                                                                37,003
      Receivable for dividends                                                               14,585
      Due from adviser                                                                       52,765
      Prepaid expenses                                                                       16,264
---------------------------------------------------------------------------------------------------
            Total assets                                                                 24,599,792
---------------------------------------------------------------------------------------------------

LIABILITIES:
      Bank overdraft                                                                         10,887
      Payable for portfolio securities purchased                                          1,138,615
      Payable for fund shares redeemed                                                       10,442
      Accrued expenses                                                                       31,930
      Call options written at value (premiums received  $131,987)                           132,577
      Put options written at value (premiums received $140,591)                              63,590
---------------------------------------------------------------------------------------------------
            Total liabilities                                                             1,388,041
---------------------------------------------------------------------------------------------------
      NET ASSETS ( 2,053,710 SHARES OUTSTANDING)                                   $     23,211,751
===================================================================================================
      Net asset value, offering and redemption price
        per share ($23,211,751 / 2,053,710)                                        $          11.30
===================================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                              $     21,465,282
      Undistributed net investment income                                                    54,917
      Undistributed net realized gain                                                       182,603
      Net unrealized appreciation of investments                                          1,508,949
---------------------------------------------------------------------------------------------------
      NET ASSETS                                                                   $     23,211,751
===================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 2004

INVESTMENT INCOME:
      Dividends (net of withholding tax of $108)                                   $        101,511
      Interest                                                                              122,598
---------------------------------------------------------------------------------------------------
            Total investment income                                                         224,109

EXPENSES:
      Management fees                                                                        86,975
      Accounting fees:
         Bridgeway Capital Management, Inc.                                                  20,340
         ALPS Mutual Funds Services, Inc.                                                    19,326
      Transfer agent fees:
            Bridgeway Capital Management, Inc.                                               11,441
            Citigroup Fund Services, Inc.                                                    10,064
      Audit fees                                                                             38,468
      Custody fees                                                                           18,150
      Insurance                                                                                 544
      Legal fees                                                                              1,060
      Registration fees                                                                      14,081
      Directors fees                                                                            332
      Miscellaneous                                                                             221
---------------------------------------------------------------------------------------------------
            Total expenses                                                                  221,002
      Less fees waived                                                                      (84,452)
---------------------------------------------------------------------------------------------------
            Net expenses                                                                    136,550
---------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                        87,559
---------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                     (190,689)
      Net realized gain on options                                                          511,403
      Net realized gain on futures contracts                                                (41,706)
      Net change in unrealized appreciation                                               1,200,151
---------------------------------------------------------------------------------------------------
      Net realized and unrealized gain                                                    1,479,159
---------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $      1,566,718
===================================================================================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED              YEAR ENDED
                                                                                    JUNE 30, 2004           JUNE 30, 2003
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
      Net investment income                                                        $         87,559        $         62,936
      Net realized gain/(loss) on investments                                              (190,689)               (336,871)
      Net realized gain on options                                                          511,403                 316,260
      Net realized gain/(loss) on futures                                                   (41,706)                (75,794)
      Net change in unrealized appreciation                                               1,200,151                 276,940
---------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) resulting from operations                             1,566,718                 243,471
---------------------------------------------------------------------------------------------------------------------------
      Distributions to shareholders:
            From net investment income                                                      (61,044)                (37,020)
            From realized gains on investments                                                    0                  (4,058)
---------------------------------------------------------------------------------------------------------------------------
             Total distributions to shareholders                                            (61,044)                (41,078)
---------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                                       15,549,707               4,220,923
      Reinvestment of dividends                                                              59,369                  41,032
      Cost of shares redeemed                                                            (2,246,830)             (1,080,443)
---------------------------------------------------------------------------------------------------------------------------
            Net increase from Fund share transactions                                    13,362,246               3,181,512
---------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets                                                   14,867,920               3,383,905
NET ASSETS:
      Beginning of period                                                                 8,343,831               4,959,926
---------------------------------------------------------------------------------------------------------------------------
      End of period (including undistributed net
       investment                                                                  $     23,211,751        $      8,343,831
===========================================================================================================================

Number of Fund shares:
      Sold                                                                                1,421,691                 437,874
      Issued on dividends reinvested                                                          5,437                   4,388
      Redeemed                                                                             (203,741)               (114,712)
---------------------------------------------------------------------------------------------------------------------------
            Net increase                                                                  1,223,387                 327,550
      Outstanding at beginning of period                                                    830,323                 502,773
---------------------------------------------------------------------------------------------------------------------------
      Outstanding at end of period                                                        2,053,710                 830,323
===========================================================================================================================

* Including undistributed net investment income of $54,917 and $28,402 for 2004 and 2003, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      BRIDGEWAY FUNDS, INC. - BALANCED FUND
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)

                                                                                            YEAR ENDED
                                                             -------------------------------------------------------------------
                                                             JUNE 30, 2004     JUNE 30, 2003     JUNE 30, 2002    JUNE 30, 2001*
PER SHARE DATA
      Net asset value, beginning of period                   $       10.05     $        9.87     $       10.00     $       10.00
--------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations:
              Net investment income**                                 0.06              0.10              0.04              0.00
              Net realized and unrealized loss                        1.24              0.15             (0.12)             0.00
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                1.30              0.25             (0.08)             0.00
--------------------------------------------------------------------------------------------------------------------------------

      Less distributions to shareholders:
          Net investment income                                      (0.05)            (0.06)            (0.05)             0.00
          Net realized gains                                          0.00             (0.01)             0.00              0.00
--------------------------------------------------------------------------------------------------------------------------------
      Total distributions                                            (0.05)            (0.07)            (0.05)             0.00
--------------------------------------------------------------------------------------------------------------------------------

      Net asset value, end of period                         $       11.30     $       10.05     $        9.87     $       10.00
================================================================================================================================

TOTAL RETURN [1]                                                     12.94%             2.57%            (0.80%)            0.00%

RATIOS & SUPPLEMENTAL DATA
      Net assets, end of period ('000's)                     $      23,212     $       8,344     $       4,960     $         370
      Ratios to average net assets:
          Expenses after waivers and reimbursements                   0.94%             0.94%             0.94%             0.00%
          Expenses before waivers and reimbursements                  1.51%             1.66%             2.07%             0.00%
          Net investment income after waivers
              and reimbursements                                      0.60%             1.06%             0.49%             0.00%

      Portfolio turnover rate                                        123.7%             98.2%            112.5%             0.00%

[1] Not annualized for periods less than a year.

*  June 30, 2001 was the date of commencement of operations.
** Based on average daily shares outstanding.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Bridgeway Funds, Inc. ("Bridgeway") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value.

     Bridgeway is organized as a series fund and, as of June 30, 2004, had eleven funds: Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Blue Chip 35 Index, Balanced, Large-Cap Growth, Large-Cap Value, Small-Cap Growth and Small-Cap Value Funds.

     On November 21, 2001, the Aggressive Investors 1 Fund closed to new investors. On December 10, 2001, the Ultra-Small Company Fund closed to all investors. On July 7, 2003, the Micro-Cap Limited Fund closed to all investors. On August 15, 2003, the Ultra-Small Company Market Fund closed to new investors. The initial public offering of the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Growth Fund and the Small-Cap Value Fund was October 31, 2003.

     Bridgeway Capital Management, Inc. (the "Adviser") is the Adviser.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed in the preparation of the financial statements of the Balanced Fund (the "Fund").

     SECURITIES, OPTIONS, FUTURES AND OTHER INVESTMENTS VALUATION

     Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: Bid prices for long positions and ask prices for short positions.

     Fixed income securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Bond prices are valued using the bid. Investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

     Investments in open-end registered investment companies and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     SECURITIES LENDING

     Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of June 30, 2004, the Fund had no securities on loan. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

     USE OF ESTIMATES IN FINANCIAL STATEMENTS

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES

     The Fund provides for various investment options, including stocks, bonds, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

     12b-1 PLAN

     Prior to January 2, 2004, the Fund acted as its own distributor of Fund shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996 and amended on October 22, 2003. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees. On January 2, 2004, Forum Fund Services, LLC became the distributor.

     SECURITY TRANSACTIONS, EXPENSES, GAINS AND LOSSES AND ALLOCATIONS

     Bridgeway expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to Bridgeway's total net assets. Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

     FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund's exposure in these financial instruments. The Fund's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund's activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Fund which serve as collateral for open futures contracts are indicated on the Schedule of Investments. As of June 30, 2004, there were no outstanding futures contracts.

     OPTIONS

     An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by the Fund for the purchase of a call or a put option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written.

     If an option that the Fund has written either expires on its stipulated expiration date, or if the Fund enters into closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that the Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written is assigned, the amount of the premium originally received reduces the costs of the security which the Fund purchased upon exercise of the option. As of June 30, 2004, the Fund held $132,577 of call options written and $63,590 of put options written.

     COVERED CALL OPTIONS AND SECURED PUTS

     The Fund may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

     A summary of the option transactions written by the Balanced Fund follows:

                                                    WRITTEN CALL OPTIONS           WRITTEN PUT OPTIONS
                                                  ------------------------      -------------------------
                                                  CONTRACTS     PREMIUMS        CONTRACTS     PREMIUMS
                                                  ---------   ------------      ---------   -------------
            Outstanding, June 30, 2003                  348   $     41,074            639   $      75,282
            Positions opened                          6,360        686,111          8,894         956,712
            Exercised                                (1,582)      (175,159)        (1,976)       (241,419)
            Expired                                  (2,717)      (288,301)        (4,507)       (459,926)
            Closed                                   (1,250)      (131,738)        (1,690)       (190,058)
            Split                                        15              -             55               -
                                                  ---------   ------------      ---------   -------------
            Outstanding, June 30, 2004                1,174   $    131,987          1,415   $     140,591
                                                  =========   ============      =========   =============

            Market value, June 30, 2004                       $   (132,577)                 $     (63,590)
                                                              ============                  =============

     INDEMNIFICATION

     Under the Company's organizational documents, the Fund's officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.   MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS:

     The Fund has entered into a management contract with the Adviser, a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser, a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

     One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees and transfer agency fees expense categories of the financial statements. For the year ended June 30, 2004 the Adviser earned $86,975 for adviser fees, $20,340 for accounting fees and $11,441 for transfer agency fees before waiving $84,452.

     The Adviser has agreed to reimburse the Fund for any operating expenses above 0.94%. The Adviser expects to continue this contractual level of reimbursement, for the foreseeable future.

     From time to time, the Adviser may make short-term investments in funds in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense. The following shareholder activity was transacted by Bridgeway Capital Management, Inc.

                                                        FISCAL YEAR       FISCAL YEAR
                                                           2003              2004
                                                        -----------       -----------
         Purchases                                      $   608,793       $         0
         Redemptions                                        106,386                 0
         Reinvestment of Dividends                            6,548             4,662
         Net Realized Gain/(Loss) on Redemptions                  0                 0

     On occasion, Bridgeway Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. No inter-portfolio purchases or sales were entered into during the Fiscal Year.

     BOARD OF DIRECTORS COMPENSATION

     Bridgeway Funds pays an annual retainer of $7,000 and fees of $2,000 per meeting to each Independent Director. The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. No such reimbursements were made during the fiscal year ended June 30, 2004. The amount attributable to the Balanced Fund is disclosed in the Statement of Operations.

4.   SERVICE PROVIDERS:

     The Fund, pursuant to an agreement with ALPS Mutual Funds Services, Inc., effective February 13, 2004, has agreed to pay ALPS Mutual Funds Services, Inc. for providing bookkeeping and pricing services. Prior to this time the Adviser provided bookkeeping and pricing services and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund, pursuant to an agreement with Forum Shareholder Services, LLC as of January 2, 2004, has contracted with Forum Shareholder Services, LLC for distribution services. Prior to that time the Fund acted as distributor. All distribution costs were incurred by the Adviser directly.

     The Fund, pursuant to an agreement with Citigroup Fund Services, Inc., formerly known as Forum Financial Group, LLC as of January 2, 2004, has agreed to pay Citigroup Fund Services, Inc. for transfer agency services. Prior to that time the Fund acted as transfer agent, and expenses incurred for this service were borne by Bridgeway Funds, unless such expense was specifically assumed by the Adviser under the Advisory contract. Pursuant to the Management Agreement contract between the Fund and the Adviser, the Fund pays a fee, computed and paid monthly.

     The Fund has entered into a Custodial Agreement with U.S. Bank. As compensation for services rendered by the custodian, the Fund pays a fee, computed and paid monthly based on the average month end total assets plus a fee per transaction.

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Aggregate purchases and sales other than U.S. government securities and cash equivalents were $12,468,112 and $14,580,986, respectively, for the year ended June 30, 2004.

6.   FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax is provided. The amount of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2004, were as follows:


             Aggregate unrealized gain                            $   1,624,168
             Aggregate unrealized loss                                 (223,377)
             Net gain (loss)                                          1,400,791
             Cost of investments                                     21,266,298
             Capital loss carryover used                                 96,405

     The tax basis components of net assets differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales and post October losses. The following details the tax basis distributions as well as the components of net assets.

          Components of net assets
             Undistributed Ordinary income                        $     269,267
             Accumulated capital gains (losses)                               0
             Unrealized appreciation(depreciation)                    1,400,791

     The tax character of the distributions paid during the year ended June 30, 2004 and the year ended June 30, 2003 were as follows:

                                          YEAR ENDED       YEAR ENDED
                                         JUNE 30, 2004    JUNE 30, 2003
        Ordinary income                  $      61,044    $      37,020
        Long-term capital gains          $           0    $       4,058

     During the year ended June 30, 2004, the Fund paid a dividend from net investment income of $.04860 per share to shareholders of record.

     Distributions to shareholders are recorded on ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital. During the year ended $37,021 was reclassified to paid-in-capital from accumulated capital gains and ($37,012) was reclassified to paid-in-capital from undistributed ordinary income. Net assets were unaffected by the reclassifications.

7.   BANK OVERDRAFTS AND EARNINGS CREDIT ARRANGEMENTS:

     The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may leave funds in the account so the custodian can be compensated by earning the additional interest. Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund. No credits were earned for the period.

8.   SUBSEQUENT EVENTS - ADMINISTRATION AGREEMENT:

     On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management will provide or arrange for the provision of certain accounting and other administrative services to the Fund that it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management on 60 days' written notice. As compensation under the Master Administrative Agreement, Bridgeway Capital Management receives a monthly fee from each Fund, calculated at the annual rate of 0.05% of average daily net assets.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc. and Shareholders of the Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund (one of the funds constituting Bridgeway Funds, Inc.; hereafter referred to as the "Fund"), at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 30, 2004
Houston, Texas

                              BRIDGEWAY FUNDS, INC.
                                  BALANCED FUND
                                OTHER INFORMATION

SHAREHOLDER MEETING:

A special meeting of Bridgeway Funds, Inc. shareholders was held October 22, 2003 at the office of Bridgeway Funds, 5615 Kirby Drive, Suite 518 Houston, Texas 77005 at 2:00 pm. Shareholders of all Funds voted on the following matters (unless otherwise stated, the Fund Series votes are cumulative):

                                                                                                                         BROKER
                                                                     AFFIRMATIVE          AGAINST       ABSTAIN       NON-VOTES
  (1)  Kirbyjon  Caldwell,   Karen  Gerstner,   Miles  Douglas
  Harper,  III,  John  Montgomery  and Michael D. Mulcahy were elected Directors of the Board of Bridgeway Funds, Inc.

     Kirbyjon Caldwell                                                28,546,277                      1,012,706
     Karen Gerstner                                                   29,253,578                        305,405
     Miles Douglas Harper, III                                        29,252,323                        306,661
     John N.R. Montgomery                                             28,671,839                        887,144
     Michael D. Mulcahy                                               28,630,452                        928,531

  (2) Ratification of the selection of independent auditors
  for Bridgeway Funds                                                 29,105,022          166,079       287,882
  (3) Permit Bridgeway Funds to pursue investment in
  individual stock options and futures                                21,007,103        3,208,548       511,439       4,831,893
  (4) Ratification of the Board's decision to offer
  additional classes of shares of Bridgeway Funds at a                22,328,190        1,877,211       521,690       4,831,893
  future date.
  (5) Approval of a modification to the existing 12b-1 plan
  to include a provision for future classes of shares to
  accommodate 12b-1 fees up to a maximum of 0.25%.                    19,996,940        4,219,160       510,990       4,831,893
  (6) To consider any other business - There was no other
  business introduced at the meeting.

  For  Balanced Fund Shareholders only:
  (7) To approve a change in Bridgeway Funds' investment
  restrictions to permit the borrowing and lending of cash
  between the Funds once Securities and Exchange Commission
  ("SEC") permission is received.                                        597,159              726         3,832          51,208
  (8) To approve the Management Agreement, as revised
  between the Adviser and Bridgeway Funds.                               651,696              202         1,028
  (9) To increase in percentage of allowable short
  positions in the Fund for the purposes of managing risk.               595,789              202         5,727          51,208

OFFICERS AND DIRECTORS:

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Chairman, Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors). The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.

The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448.

INDEPENDENT DIRECTORS

                   POSITION(S)  TERM OF
                   HELD WITH    OFFICE AND                                    # OF BRIDGEWAY
                   BRIDGEWAY    LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   FUNDS OVERSEEN      OTHER DIRECTORSHIPS
NAME AND AGE       FUNDS        TIME SERVED  PAST FIVE YEARS                  BY DIRECTOR         HELD BY DIRECTOR
---------------------------------------------------------------------------------------------------------------------
Kirbyjon Caldwell  Director     Term:        Senior Pastor of Windsor         Eleven              Continental
Age 51                          1 Year       Village United Methodist                             Airlines, Inc.,
                                Length:      Church, since 1982                                   JP Morgan Chase
                                3 Years                                                           Advisory Board,
                                                                                                  American Church
                                                                                                  Mortgage Company,
                                                                                                  Reliant Resources,
                                                                                                  Inc. [energy &
                                                                                                  electricity
                                                                                                  services].

Karen S. Gerstner  Director     Term:        Principal, Karen S.              Eleven              None
Age 49                          1 Year       Gerstner & Associates,
                                Length:      P.C., 2003 to present.
                                10 Years     Attorney and Partner,
                                             Davis Ridout, Jones and
                                             Gerstner LLP, 1/1999 to
                                             2003.

Miles Douglas      Director     Term:        Partner, 10/1998 to              Eleven              Calvert Large-Cap
Harper, III(1)                  1 Year       present Gainer, Donnelly,                            Growth Fund(3)
Age 42                          Length:      Desroches, LLP                                       (1 Portfolio)
                                10 Years

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS

                                                                                   NUMBER OF
                    POSITIONS                                                      BRIDGEWAY
                    HELD WITH     TERM OF OFFICE                                   FUNDS
                    BRIDGEWAY     AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY       OTHER DIRECTORSHIPS
NAME AND AGE        FUNDS         TIME SERVED     PAST FIVE YEARS                  DIRECTOR          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------
John N. R.          President     Term:           President, Bridgeway             Eleven            None
Montgomery(2)       and           1 Year          Funds, 11/1993 - Present.
Age 49              Director      Length:         President, Bridgeway
                                  11 Years        Capital Management, Inc.,
                                                  7/1993-present.

Michael D. Mulcahy  Director      Term:           Director and Staff               Eleven            None
Age 40                            1 year          Member, Bridgeway Capital
                                  Length:         Management, Inc., 12/2002
                                  10/01/2003      - present. Vice President,
                                  to present      Hewlett Packard,
                                                  1/2001-12/20002.
                                                  Executive Vice President,
                                                  Artios, Inc. [Internet
                                                  Co.], 10/1998 - 1/2001.

Joanna Barnhill     Secretary     Term:           Staff Member, Bridgeway          N/A               N/A
Age 54                            1 year          Capital Management, Inc.
                                  Length:         since 1993
                                  11/22/1993
                                  to present

Linda G. Giuffre    Treasurer/    Term:           Staff member, Bridgeway          N/A               N/A
Age 42              CCO           1 year          Capital Management, Inc.,
                                  Length:         5/04 to present.  Vice
                                  05/14/2004      President - Compliance,
                                  to present      Capstone Asset Management
                                                  Company, 1998 - 2004.

(1)  Chairman of the Audit Committee.
(2)  Chairman of the Board.
(3) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended June 30, 2004. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2004.

During the fiscal year ended June 30, 2004, 98.74% of the dividends paid from net investment income qualify for the corporate dividends received deduction and also meet the requirements regarding qualified dividend income.

ITEM 2 - CODE OF ETHICS

     (a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

     (b)  Not applicable.

     (c) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

     (d) During the period covered by this report, no implicit or explicit waivers to the provisions of this code of ethics adopted in 2(a) above were granted.

     (e)  Not applicable.

     (f)  The Registrant's Code of Ethics is attached as an Exhibit hereto under
          Item 11(a)(1) of this Form N-CSR.

ITEM 3 - AUDIT COMMITTEE FINANCIAL EXPERT

     The Board of Trustees of the Registrant has determined that the Registrant has at least one "audit committee financial expert" serving on its committee. The Board of Trustees has designated Miles Douglas Harper, III as the Registrant's "audit committee financial expert". Miles Douglas Harper, III is "independent" as defined in paragraph (a)(2) to Item 3 of Form N-CSR.

ITEM 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES

     (a) Audit Fees: For the Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $265,000 for the fiscal year ended June 30, 2004 and $171,300 for the fiscal year ended June 30, 2003.

     (b) Audit-Related Fees: In Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $9,000 for the fiscal year ended June 30, 2004 and $0 for the fiscal year ended June 30, 2003. The $9,000 for the fiscal year ended June 30, 2004 was for agreed upon procedures performed in connection with the cash reconcilliation.

     (c) Tax Fees: For the Registrant's fiscal years ended June 30, 2004 and June, 2003, aggregate fees of $48,300 and $31,600 respectively, were billed for professional services rendered by the principal accountant for tax services.

     (d) All other Fees: In Registrant's fiscal years ended June 30, 2004 and June, 2003, the aggregate fees billed to Registrant by the principal accountant for services other than the services reported in paragraph
          (a) through (c) were $33,000 for the fiscal year ended June 30, 2004 and $32,000 for the fiscal year ended June 30, 2003.

     (e)(1) Audit Committee Pre-Approval Policies and Procedures: The Registrant's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

     (e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable

     (g)  Not applicable

     (h)  Not applicable

ITEM 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.


ITEM 6 - SCHEDULE OF INVESTMENTS

     Schedule of Investments in included as part of the report to shareholders filed under item 1 of this form.

ITEM 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

ITEM 8 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

ITEM 9 - SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

     The Board of Trustees has not yet adopted procedures by which shareholders may recommend nominees to the Board of Trustees.

ITEM 10 - CONTROLS AND PROCEDURES

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

     (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - EXHIBITS

     (a)(1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as Ex.11.A.1.

     (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

     (a)(3) Not applicable.

     (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        BRIDGEWAY FUNDS, INC.
                                        By:   /s/ John N.R Montgomery
                                              -----------------------
                                              John N.R. Montgomery
                                              President


                                        Date: November 12, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        By:   /s/ John N.R. Montgomery
                                              ------------------------
                                              John N.R. Montgomery
                                              President


                                        Date: November 12, 2004


                                        By:   /s/ Linda Giuffre
                                              -----------------
                                              Linda Giuffre
                                              Treasurer



                                        Date: November 12, 2004